[Graphic] Semiannual Report * Class B Shares
          June 30, 2001




                              Liberty Variable Investment Trust


[Graphic]                     SteinRoe Variable Investment Trust


                              Wanger Advisors Trust

PRESIDENT'S MESSAGE
Liberty Variable Investment Trust
SteinRoe Variable Investment Trust


Dear Shareholder:

Few would question that the US economy has experienced unprecedented sustained growth over the last few years. However, we are now in a changed environment. Economic growth has slowed significantly this year.

In response, the Federal Reserve Board has reduced its federal funds rate by
2.75 percentage points since January 2001. It is too early to tell what effect these reductions will have on the economy. The economy was still reeling from the Fed's 2000 rate increases in the beginning of 2001. Similarly, we believe that the US economy may not feel the full effects of the Fed's rate reductions until the fourth quarter of this year.

The global economy has also been slowing. Foreign earnings have been hurt by a worldwide slowdown, compounded by the effect of the strong US dollar. Usually there is some engine in the global economy that is accelerating and that can counterbalance a slump at home. That does not appear to be the case now. We believe that the global economy will probably undergo a moderately slow recovery from the current down cycle.

With the performance of many sectors declining, the past six months have been challenging for many investors. Though this trend could hardly be called discriminating, technology and telecommunications stocks were particularly hard hit as the market recognized business conditions were softening. Many corporations have found it impossible to pass on cost increases or absorb them through improved productivity. As a result, profit margins have been squeezed. As consumer confidence and spending lagged, many investors feared a recession was looming. However, we believe that economic indicators point to a slowdown rather than to a recession.

Despite these concerns there were a few bright spots in the market. Overall, small- and mid-cap stocks performed relatively well. Value investing has continued its march on the comeback trail. Although the winds of investor favor have been blowing in the direction of value, as long-term investors, experience tells us those winds are likely to eventually shift back to growth. Investors should benefit from diversification going forward as timing is never precise.

Following my letter is the semiannual report for Liberty Variable Investment Trust, SteinRoe Variable Investment Trust and Wanger Advisors Trust. I encourage you to read the information contained in these pages and to maintain an active interest in the performance of your variable annuity investment.


Sincerely,

/s/ Stephen E. Gibson

Stephen E. Gibson
President


There can be no assurance that the trends described in this report will continue or come to pass because economic and market conditions change frequently.


------------------------------
NOT FDIC       MAY LOSE VALUE
INSURED      NO BANK GUARANTEE
------------------------------

--------------------------------------------------------------------------------
PERFORMANCE AT A GLANCE
Liberty Variable Investment Trust
SteinRoe Variable Investment Trust
Wanger Advisors Trust
--------------------------------------------------------------------------------

                                                                                  AVERAGE ANNUAL TOTAL RETURN
                                                                                       AS OF 6/30/01 (%)
                                                                          -------------------------------------------
                         FUND NAME                            INCEPTION   1-YEAR   3-YEAR   5-YEAR   10-YEAR    LIFE
---------------------------------------------------------------------------------------------------------------------
LIBERTY VARIABLE INVESTMENT TRUST
---------------------------------------------------------------------------------------------------------------------
Colonial High Yield Securities Fund, Variable
  Series -- Class B(1)                                          6/1/00    -7.36    -3.43       --        --     -3.15
---------------------------------------------------------------------------------------------------------------------
Colonial Small Cap Value Fund, Variable Series -- Class B(1)    6/1/00    21.40     5.39       --        --      5.35
---------------------------------------------------------------------------------------------------------------------
Colonial Strategic Income Fund, Variable Series -- Class
  B(1)                                                          6/1/00     0.60     1.55     5.12        --      6.53
---------------------------------------------------------------------------------------------------------------------
Colonial U.S. Growth & Income Fund, Variable Series -- Class
  B(1)                                                          6/1/00     0.92     5.15    14.52        --     16.55
---------------------------------------------------------------------------------------------------------------------
Crabbe Huson Real Investment Fund, Variable Series -- Class
  B                                                             6/1/99    18.99       --       --        --      6.17
---------------------------------------------------------------------------------------------------------------------
Liberty All-Star Equity Fund, Variable Series -- Class B(1)     6/1/00    -5.43     3.81       --        --      7.12
---------------------------------------------------------------------------------------------------------------------
Liberty Newport Japan Opportunities Fund, Variable
  Series -- Class B                                            5/30/00    -42.07      --       --        --    -36.92
---------------------------------------------------------------------------------------------------------------------
Liberty S&P 500 Index Fund, Variable Series -- Class B         5/30/00    -14.45      --       --        --    -10.85
---------------------------------------------------------------------------------------------------------------------
Liberty Select Value Fund, Variable Series -- Class B          5/30/00    17.83       --       --        --     16.99
---------------------------------------------------------------------------------------------------------------------
Liberty Value Fund, Variable Series -- Class B(1)               6/1/00    10.88     5.83    12.75        --     13.13
---------------------------------------------------------------------------------------------------------------------
Newport Tiger Fund, Variable Series -- Class B(1)               6/1/00    -24.30   17.19    -2.98        --      0.78
---------------------------------------------------------------------------------------------------------------------
Rydex Financial Services Fund, Variable Series -- Class B      5/30/00    19.34       --       --        --     13.32
---------------------------------------------------------------------------------------------------------------------
Rydex Heath Care Fund, Variable Series -- Class B              5/30/00    -6.64       --       --        --      2.91
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
STEINROE VARIABLE INVESTMENT TRUST
---------------------------------------------------------------------------------------------------------------------
Liberty Federal Securities Fund, Variable Series -- Class
  B(1)                                                          6/1/00    10.31     5.81     6.96      7.03      7.71
---------------------------------------------------------------------------------------------------------------------
Stein Roe Balanced Fund, Variable Series -- Class B(1)          6/1/00    -8.54     3.44     8.37      9.91     10.64
---------------------------------------------------------------------------------------------------------------------
Stein Roe Growth Stock Fund, Variable Series -- Class B(1)      6/1/00    -31.89    3.32    13.43     14.15     15.10
---------------------------------------------------------------------------------------------------------------------
Stein Roe Money Market Fund, Variable Series                    1/1/89     5.49     5.25     5.20      4.66      5.33
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
WANGER ADVISORS TRUST
---------------------------------------------------------------------------------------------------------------------
Wanger Foreign Forty Fund, Variable Series                      2/2/99    -25.46      --       --        --     18.49
---------------------------------------------------------------------------------------------------------------------
Wanger International Small Cap Fund, Variable Series            5/3/95    -33.35   11.58    11.60        --     19.35
---------------------------------------------------------------------------------------------------------------------
Wanger Twenty Fund, Variable Series                             2/2/99    10.12       --       --        --     19.03
---------------------------------------------------------------------------------------------------------------------
Wanger U.S. Small Cap Fund, Variable Series                     5/3/95    23.97     7.69    15.58        --     20.57
---------------------------------------------------------------------------------------------------------------------

(1) Class B share (newer class shares) performance information includes returns of the fund's class A shares (the oldest existing fund class) for periods prior to the inception of the newer class shares. These class A share returns were not restated to reflect any expense differential (e.g., Rule 12b-1 fees) between class A shares and the newer class shares.

--------------------------------------------------------------------------------
TABLE OF CONTENTS
Liberty Variable Investment Trust
--------------------------------------------------------------------------------

PORTFOLIO MANAGERS' DISCUSSIONS:
  Colonial High Yield Securities Fund, Variable Series......    2
  Colonial Small Cap Value Fund, Variable Series............   16
  Colonial Strategic Income Fund, Variable Series...........   28
  Colonial U.S. Growth & Income Fund, Variable Series.......   43
  Crabbe Huson Real Estate Investment Fund, Variable
     Series.................................................   52
  Liberty All-Star Equity Fund, Variable Series.............   60
  Liberty Newport Japan Opportunities Fund, Variable
     Series.................................................   70
  Liberty S&P 500 Index Fund, Variable Series...............   80
  Liberty Select Value Fund, Variable Series................   95
  Liberty Value Fund, Variable Series.......................  106
  Newport Tiger Fund, Variable Series.......................  116
  Rydex Financial Services Fund, Variable Series............  126
  Rydex Health Care Fund, Variable Series...................  134
FINANCIAL STATEMENTS:
  Colonial High Yield Securities Fund, Variable Series......    4
  Colonial Small Cap Value Fund, Variable Series............   18
  Colonial Strategic Income Fund, Variable Series...........   30
  Colonial U.S. Growth & Income Fund, Variable Series.......   45
  Crabbe Huson Real Estate Investment Fund, Variable
     Series.................................................   54
  Liberty All-Star Equity Fund, Variable Series.............   62
  Liberty Newport Japan Opportunities Fund, Variable
     Series.................................................   72
  Liberty S&P 500 Fund, Variable Series.....................   82
  Liberty Select Value Fund, Variable Series................   97
  Liberty Value Fund, Variable Series.......................  108
  Newport Tiger Fund, Variable Series.......................  118
  Rydex Financial Services Fund, Variable Series............  128
  Rydex Health Care Fund, Variable Series...................  136

--------------------------------------------------------------------------------
TABLE OF CONTENTS
SteinRoe Variable Investment Trust
Wanger Advisors Trust
--------------------------------------------------------------------------------

STEINROE VARIABLE INVESTMENT TRUST
  PORTFOLIO MANAGERS' DISCUSSIONS:
  Liberty Federal Securities Fund, Variable Series (formerly
     Stein Roe Mortgage Securities Fund, Variable Series)...  144
  Stein Roe Balanced Fund, Variable Series..................  154
  Stein Roe Growth Stock Fund, Variable Series..............  167
  Stein Roe Money Market Fund, Variable Series..............  175
  FINANCIAL STATEMENTS:
  Liberty Federal Securities Fund, Variable Series..........  146
  Stein Roe Balanced Fund, Variable Series..................  156
  Stein Roe Growth Stock Fund, Variable Series..............  169
  Stein Roe Money Market Fund, Variable Series..............  177

WANGER ADVISORS TRUST
  PERFORMANCE REVIEWS:
  Wanger U.S. Small Cap, Variable Series....................  187
  Wanger International Small Cap, Variable Series...........  189
  Wanger Twenty, Variable Series............................  191
  Wanger Foreign Forty, Variable Series.....................  193
  FINANCIAL STATEMENTS......................................  195

                Must be preceded or accompanied by a prospectus.
                      Liberty Funds Distributor, Inc. 8/01

[LOGO]

              Liberty Variable Investment Trust

                                                                          [LOGO]

--------------------------------------------------------------------------------
PORTFOLIO MANAGERS' DISCUSSION
Colonial High Yield Securities Fund, Variable Series / June 30, 2001
--------------------------------------------------------------------------------

   Colonial High Yield Securities Fund, Variable Series seeks current income and total return.

   Carl C. Ericson and Scott B. Richards are co-portfolio managers of the fund. Mr. Ericson is a senior vice president of Colonial Management Associates, Inc. (Colonial) and director of the Taxable Fixed Income Department. Mr. Richards is a senior vice president of Colonial.

SHORT PERIOD OF RECOVERY FOLLOWED
BY LENGTHY DECLINE
Going into the period, we were confident that the high yield market was headed for a much-needed rebound. In fact, high yield did experience two months of solid growth, but conditions took a turn for the worse in February and continued in a generally negative direction through the end of the period. In this environment of declining sector performance, the fund underperformed its benchmark, CS First Boston High Yield Index, during the six-month period that ended on June 30, 2001. Although this was a challenging time for the fund, we stayed true to the fund's fundamental investment objectives and our credit-intensive investment style.

TELECOMMUNICATIONS SECTOR PARTICULARLY HARD HIT
Previously a driver of positive performance, telecom issues did poorly during the period as funding sources across the industry tightened quickly and dramatically. The fund had an overweighted position in several telecom holdings and fund performance suffered as a result. Among the poor performers were previously strong issues such as Nextel Communications, NextLink and Level 3 Communications (0.6%, 0.3% and 0.2% of net assets, respectively). From the adjustments made to our telecom holdings, we believe the portfolio is now well positioned to benefit from a recovery in the telecom industry.

OTHER SECTORS PROVIDE SEVERAL STRONG PERFORMERS
Throughout the period, we focused on portfolio diversification as a means of lessening the impact of market volatility. As a result, we had strong performers in several non-telecom segments of the portfolio. In the industrial sector, performance was enhanced by our holdings in Terra Industries, Kaiser Aluminum and Allied Waste Industries (0.9%, 1.3% and 1.0% of net assets, respectively). Magellan Health Services (1.3% of net assets) provided strong performance in the health care sector.

HIGH YIELD MARKET MAY REBOUND
Current conditions in the high yield market are similar to those we saw at the end of 2000, just before the market staged its dramatic, if short-lived, rally. We expect high yield downgrades and defaults will begin to decrease by early 2002. While there is no guarantee when the market may turn, the high yield market has historically anticipated these types of upswings, and rallies tend to occur six to 12 months in advance of the actual change.

     We intend to maintain our fundamental approach to research, as well as our credit-intensive investment style. We will also continue to actively manage the portfolio, selectively purchasing high yield issues when we find attractive opportunities to do so. Prices are currently very low, so we believe this is a good time to find values in the high yield sector. We believe we will be well positioned should the high yield market return to more normal conditions.

                       ---------------------------------

High yield investing offers the potential for high income and attractive total return, but also involves certain risks. These include credit risks associated with lower-rated bonds, changes in interest rates and certain risks associated with foreign investments.

Holdings are disclosed as a percentage of net assets as of June 30, 2001, and are subject to change.

--------------------------------------------------------------------------------
FUND PERFORMANCE
Colonial High Yield Securities Fund, Variable Series / June 30, 2001
--------------------------------------------------------------------------------

                                                            CLASS B(1)
-----------------------------------------------------------------------
Inception date                                                6/1/00
Net asset value per share as of 12/31/00 ($)                    7.42
-----------------------------------------------------------------------
Net asset value per share as of 6/30/01 ($)                     7.30
-----------------------------------------------------------------------

            AVERAGE ANNUAL TOTAL RETURN AS OF JUNE 30, 2001 (%)
---------------------------------------------------------------------------
                                      6-MONTH                      LIFE OF
                                    (CUMULATIVE)      1-YEAR        FUND
Class B(1)                             -1.62           -7.36        -3.15
CS First Boston High Yield
  Index                                 4.28           -0.32        -0.44(2)
---------------------------------------------------------------------------

                    CHANGE IN VALUE OF A $10,000 INVESTMENT

           CLASS B SHARES(1) VS. CS FIRST BOSTON HIGH YIELD INDEX(2)

GRAPH                       5/19/1998(3) - 6/30/2001

                                                                       CLASS B SHARES            CS FIRST BOSTON HIGH YIELD INDEX
                                                                       --------------            --------------------------------
                                                                          10000.00                           10000.00
                                                                          10020.00                           10029.90
6/98                                                                      10050.10                           10050.90
                                                                          10169.70                           10121.30
                                                                           9509.65                            9434.08
                                                                           9469.70                            9433.08
                                                                           9320.08                            9245.43
                                                                           9939.87                            9714.29
12/98                                                                      9743.06                            9691.84
                                                                           9889.21                            9783.16
                                                                           9878.33                            9762.70
                                                                          10045.30                            9851.53
                                                                          10108.60                           10069.40
                                                                           9930.65                            9960.57
6/99                                                                       9930.65                            9965.57
                                                                           9972.35                            9970.56
                                                                           9836.73                            9881.72
                                                                           9742.30                            9805.62
                                                                           9658.51                            9757.71
                                                                           9825.61                            9890.21
12/99                                                                      9902.25                           10010.00
                                                                           9824.02                            9970.06
                                                                           9992.01                           10031.70
                                                                           9768.19                            9881.23
                                                                           9768.19                            9866.50
                                                                           9678.32                            9708.55
6/00                                                                       9768.33                            9926.14
                                                                           9801.54                           10019.50
                                                                           9890.74                           10086.60
                                                                           9743.36                            9993.78
                                                                           9395.53                            9682.97
                                                                           8936.08                            9301.46
12/00                                                                      9197.91                            9488.42
                                                                           9867.52                           10056.80
                                                                           9941.53                           10158.30
                                                                           9532.93                            9956.20
                                                                           9334.64                            9852.66
                                                                           9409.32                           10049.70
6/01                                                                       9051.00                            9893.94

PAST PERFORMANCE CANNOT PREDICT FUTURE INVESTMENT RESULTS. SHARE PRICE AND INVESTMENT RETURN WILL VARY, SO YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. Total return performance includes changes in share price and reinvestment of all distributions. The CS First Boston High Yield Index is a broad-based, unmanaged index that tracks the performance of high yield bonds. Indexes are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index.

MUTUAL FUND PERFORMANCE CHANGES OVER TIME. CURRENT RETURNS FOR THE FUND MAY BE DIFFERENT THAN THAT SHOWN.

Performance numbers reflect all fund expenses, but do not include any insurance charges imposed by your insurance company's separate accounts. If performance included the effect of these additional charges, it would be lower.

(1) Class B share (newer class shares) performance information includes returns of the fund's class A shares (the oldest existing fund class) for periods prior to the inception of the newer class shares. These class A share returns were not restated to reflect any expense differential (e.g., Rule 12b-1 fees) between class A shares and the newer class shares. If differences in expenses were reflected, the returns for the periods prior to the inception of the new class of shares would be lower.

(2) Index performance is from May 31, 1998.

(3) Inception date of class A shares (oldest existing share class).

--------------------------------------------------------------------------------
INVESTMENT PORTFOLIO
Colonial High Yield Securities Fund, Variable Series / June 30, 2001 (Unaudited)
--------------------------------------------------------------------------------

                                     PAR         VALUE
                                  ---------   -----------
CORPORATE FIXED-INCOME
  BONDS & NOTES--86.2%
CONSTRUCTION--0.4%
BUILDING CONSTRUCTION--0.4%
Atrium Companies, Inc.,
  10.500% 5/1/09................. $ 100,000   $    91,500
                                              -----------
FINANCE, INSURANCE & REAL ESTATE--5.3%
DEPOSITORY INSTITUTIONS--2.2%
Beverly Enterprises, Inc.,
  9.000% 2/15/06.................   300,000       306,375
Sovereign Bancorp, Inc.,
  10.500% 11/15/06...............   200,000       215,312
                                              -----------
                                                  521,687
                                              -----------
FINANCIAL SERVICES--1.5%
Alamosa Delaware, Inc.,
  12.500% 2/1/11 (a).............   100,000        90,000
Ono Finance PLC:
  13.000% 5/1/09.................   100,000        78,000
  14.000% 2/15/11 (a)............    85,000        69,700
  14.000% 7/15/10................   175,000       114,443
                                              -----------
                                                  352,143
                                              -----------
INSURANCE CARRIERS--0.5%
Conseco, Inc.,
  10.750% 6/15/08................   120,000       117,600
                                              -----------
REAL ESTATE--1.1%
Dr. Horton,
  9.750% 9/15/10.................   250,000       258,750
                                              -----------
MANUFACTURING--27.4%
CHEMICALS & ALLIED PRODUCTS--5.9%
Agricultural Minerals Co., LP,
  10.750% 9/30/03................    75,000        64,500
Huntsman ICI Holdings LLC, (b)
  12/31/09.......................   795,000       238,500
HydroChem Industrial Services,
  10.375% 8/1/07.................   125,000        97,500
Lyondell Chemical Co.,
  10.875% 5/1/09.................   290,000       289,275
Messer Griesheim Holding AG,
  10.375% 6/1/11.................   200,000       176,230
PCI Chemicals Canada, Inc.,
  9.250% 10/15/07 (d)............   100,000        48,000
Polymer Group, Inc.,
  8.750% 3/1/08 (a)..............    50,000        18,500
Sterling Chemicals, Inc.:
  11.750% 8/15/06................   390,000        91,650
  12.375% 7/15/06................   100,000        82,000
Terra Industries, Inc.,
  10.500% 6/15/05................   260,000       218,400
Texas Petrochemical Corp.,
  11.125% 7/1/06.................   100,000        89,000
                                              -----------
                                                1,413,555
                                              -----------

                                     PAR         VALUE
                                  ---------   -----------
ELECTRONIC & ELECTRICAL EQUIPMENT--2.9%
Avista Corp.,
  9.750% 6/1/08 (a).............. $ 290,000   $   312,765
Ekabel Hessen GmbH,
  14.500% 9/1/10 (a).............   130,000       100,100
Flextronics International, Ltd.,
  9.875% 7/1/10..................   180,000       180,000
TransDigm, Inc.,
  10.375% 12/1/08................   100,000        97,000
                                              -----------
                                                  689,865
                                              -----------
FABRICATED METAL--0.6%
Earle M. Jorgensen & Co.,
  9.500% 4/1/05..................   130,000       124,800
Euramax International PLC,
  11.250% 10/1/06................    30,000        24,000
                                              -----------
                                                  148,800
                                              -----------
FOOD & KINDRED PRODUCTS--1.7%
Del Monte Corp.,
  9.250% 5/15/11 (a).............    60,000        60,600
Delco Remy International, Inc.,
  11.000% 5/1/09 (a).............    50,000        51,750
Premier International Foods PLC,
  12.000% 9/1/09.................   300,000       306,000
                                              -----------
                                                  418,350
                                              -----------
FURNITURE & FIXTURES--0.6%
Juno Lighting, Inc.,
  11.875% 7/1/09.................   155,000       145,700
                                              -----------
MACHINERY & COMPUTER EQUIPMENT--0.9%
Sequa Corp.,
  8.875% 4/1/08 (a)..............   100,000       101,750
Tritel PCS, Inc.,
  10.375% 1/15/11................    50,000        45,000
Tritel PCS, Inc.,
  stepped coupon,
  (12.750% 12/15/04) (c)
  05/15/09.......................   120,000        76,200
                                              -----------
                                                  222,950
                                              -----------
MEASURING & ANALYZING INSTRUMENTS--0.2%
Envirosource, Inc.,
  9.750% 6/15/03 (d).............   300,000        60,000
                                              -----------
MISCELLANEOUS MANUFACTURING--4.7%
Actuant Corp.,
  13.000% 5/1/09 (a).............    95,000        98,325
Blount, Inc.,
  13.000% 8/1/09.................   225,000       132,750
Eagle-Picher Industries, Inc.,
  9.375% 3/1/08..................   115,000        77,625
Koppers Industries, Inc.,
  9.875% 12/1/07.................   175,000       172,375
Owens-Illinois, Inc.,
  7.500% 5/15/10.................   250,000       177,500
Polymer Group, Inc.,
  9.000% 7/1/07..................   105,000        39,900

                       See Notes to Investment Portfolio.

--------------------------------------------------------------------------------
INVESTMENT PORTFOLIO (CONTINUED)
Colonial High Yield Securities Fund, Variable Series / June 30, 2001 (Unaudited)
--------------------------------------------------------------------------------

                                     PAR         VALUE
                                  ---------   -----------
Special Devices, Inc.,
  11.375% 12/15/08............... $ 200,000   $    90,000
Tekni-Plex, Inc.,
  12.750% 6/15/10................   260,000       208,000
Thermadyne Holdings Corp.,
  9.875% 6/1/08 (d)..............   120,000        45,600
Werner Holding Co.,
  10.000% 11/15/07...............   100,000        96,500
                                              -----------
                                                1,138,575
                                              -----------
PAPER PRODUCTS--3.7%
Corp Durango SA de CV,
  13.125% 8/1/06.................   125,000       127,188
Flowserve Corp.,
  12.250% 8/15/10................   100,000       107,000
Gaylord Container Corp.:
  9.375% 6/15/07.................   150,000        96,000
  9.750% 6/15/07.................   150,000        94,500
Riverwood International Corp.,
  10.875% 4/1/08.................   355,000       344,350
Stone Container:
  9.250% 2/1/08 (a)..............    30,000        30,450
  9.750% 2/1/11 (a)..............    45,000        45,788
Tembec Industries,
  8.500% 2/1/11..................    50,000        50,750
                                              -----------
                                                  896,026
                                              -----------
PETROLEUM REFINING--0.3%
Benton Oil & Gas Co.:
  9.375% 11/1/07.................   110,000        66,000
  11.625% 5/1/03.................    25,000        18,000
                                              -----------
                                                   84,000
                                              -----------
PRIMARY METAL--2.8%
AK Steel Corp.,
  7.875% 2/15/09.................   100,000        98,000
Kaiser Aluminum & Chemical Corp.,
  10.875% 10/15/06...............   325,000       312,000
Keystone Consolidated Industries,
  Inc.,
  9.625% 8/1/07..................   190,000        32,300
Renco Metals, Inc.,
  11.500% 7/1/03 (d).............    50,000         6,500
WCI Steel, Inc.,
  10.000% 12/1/04................   300,000       209,250
Wheeling-Pittsburgh Corp.,
  9.250% 11/15/07 (d)............   250,000         7,500
                                              -----------
                                                  665,550
                                              -----------
PRINTING & PUBLISHING--0.5%
Cable Satisfaction International,
  Inc.,
  12.750% 3/1/10.................   220,000       110,000
                                              -----------
RUBBER & PLASTIC--0.0%
Burke Industries, Inc.,
  10.000% 8/15/07 (d)............    45,000         2,250
                                              -----------

                                     PAR         VALUE
                                  ---------   -----------
STONE, CLAY, GLASS & CONCRETE--0.5%
Anchor Gaming,
  9.875% 10/15/08 (a)............ $  75,000   $    79,500
Owens-Illinois, Inc.,
  7.350% 5/15/08.................    50,000        35,500
                                              -----------
                                                  115,000
                                              -----------
TRANSPORTATION EQUIPMENT--2.1%
BE Aerospace Inc.,
  8.875% 5/1/11 (a)..............   100,000        98,500
Collins & Aikman Products Co.,
  11.500% 4/15/06................    80,000        76,000
Dura Operating Corp.,
  9.000% 5/1/09..................   150,000       138,750
Hayes Wheels International, Inc.,
  11.000% 7/15/06................   125,000       106,250
LDM Technologies, Inc.,
  10.750% 1/15/07................   150,000        90,000
                                              -----------
                                                  509,500
                                              -----------
MINING & ENERGY--5.9%
GOLD & SILVER MINING--0.2%
Callahan Nordrhein-Westfalen
  GmbH,
  14.000% 7/15/10 (a)............    65,000        55,250
                                              -----------
OIL & GAS EXTRACTION--5.7%
HS Resources, Inc.,
  9.250% 11/15/06................    90,000        94,275
Magnum Hunter Resources, Inc.,
  10.000% 6/1/07.................   150,000       151,500
Mariner Energy, Inc.,
  10.500% 8/1/06.................   120,000       118,350
Pemex Project Funding Master
  Trust:
  8.500% 2/15/08.................   225,000       231,804
  9.125% 10/13/10(a).............   125,000       131,825
Petsec Energy, Inc.,
  9.500% 6/15/07 (d).............   200,000         6,000
Pogo Producing,
  8.250% 4/15/11.................   150,000       150,000
Pride Petroleum Services, Inc.,
  9.375% 5/1/07..................   250,000       265,000
Vintage Petroleum, Inc.,
  9.750% 6/30/09.................   215,000       232,200
                                              -----------
                                                1,380,954
                                              -----------
RETAIL TRADE--2.2%
FOOD STORES--1.6%
Partner Communications Co., Ltd.,
  13.000% 8/15/10................   150,000       135,000
Winn Dixie Store,
  8.875% 4/1/08..................   250,000       250,000
                                              -----------
                                                  385,000
                                              -----------

                       See Notes to Investment Portfolio.

--------------------------------------------------------------------------------
INVESTMENT PORTFOLIO (CONTINUED)
Colonial High Yield Securities Fund, Variable Series / June 30, 2001 (Unaudited)
--------------------------------------------------------------------------------

                                     PAR         VALUE
                                  ---------   -----------
MISCELLANEOUS RETAIL--0.6%
Steinway Musical Instrument,
  8.750% 4/15/11................. $ 150,000   $   153,000
                                              -----------
SERVICES--13.1%
AMUSEMENT & RECREATION--7.1%
Ameristar Casinos, Inc.,
  10.750% 2/15/09................    95,000        99,275
Argosy Gaming Co.,
  10.750% 6/1/09.................   170,000       182,963
Boyd Gaming Corp.,
  9.500% 7/15/07.................   175,000       170,188
Coast Hotels & Casinos, Inc.,
  9.500% 4/1/09..................   100,000       102,875
Hollywood Casino Corp.,
  11.250% 5/1/07.................   190,000       203,300
Hollywood Casino Shreveport,
  13.000% 8/1/06.................   250,000       265,000
Hollywood Park, Inc.,
  9.250% 2/15/07.................   250,000       232,500
Horseshoe Gaming LLC,
  9.375% 6/15/07.................   195,000       201,825
Penn National Gaming, Inc.,
  11.125% 3/1/08 (a).............   100,000       103,500
Six Flags, Inc.,
  9.500% 2/1/09 (a)..............   150,000       150,375
                                              -----------
                                                1,711,801
                                              -----------
BUSINESS SERVICES--0.2%
Interep National Radio Sales,
  Inc.,
  10.000% 7/1/08.................    50,000        42,000
                                              -----------
HEALTH SERVICES--4.9%
Alliance Imaging,
  10.375% 4/15/11 (a)............   115,000       117,300
Bio-Rad Laboratories, Inc.,
  11.625% 2/15/07................   150,000       162,000
Dynacare, Inc.,
  10.750% 1/15/06................   130,000       131,950
InSight Health Services Corp.,
  9.625% 6/15/08.................    50,000        50,000
Magellan Health Services, Inc.:
  9.000% 2/15/08.................   245,000       231,525
  9.375% 11/15/07 (a)............    80,000        81,400
Quest Diagnostic, Inc.,
  7.500% 7/12/11.................    65,000        64,674
Tenet Healthcare Corp.,
  8.625% 1/15/07.................   325,000       339,625
                                              -----------
                                                1,178,474
                                              -----------
HOTELS, CAMPS & LODGING--0.4%
MGM Mirage, Inc.,
  8.500% 9/15/10.................    95,000        98,652
                                              -----------
OTHER SERVICES--0.5%
Intertek Finance PLC,
  10.250% 11/1/06................   140,000       110,600
                                              -----------

                                     PAR         VALUE
                                  ---------   -----------
TRANSPORTATION, COMMUNICATIONS, ELECTRIC, GAS & SANITARY
  SERVICES--31.5%
AIR TRANSPORTATION--1.1%
U.S. Air, Inc.,
  10.375% 3/1/13................. $ 275,000   $   257,125
                                              -----------
BROADCASTING--2.4%
Allbritton Communications Co.,
  9.750% 11/30/07................   150,000       153,750
Cumulus Media, Inc.,
  10.375% 7/1/08.................    25,000        25,000
LIN Holding Corp., stepped
  coupon,
  (10.000% 3/1/03) (c) 3/1/08....    90,000        69,525
SBA Communications Corp.,
  10.250% 2/1/09.................   125,000       115,000
Sinclair Broadcast Group, Inc.:
  9.000% 7/15/07.................   110,000       107,250
  10.000% 9/30/05................
TV Azteca SA de CV,
  10.500% 2/15/07................   120,000       112,200
                                              -----------
                                                  582,725
                                              -----------
CABLE--9.3%
Adelphia Communications Corp.:
  8.375% 2/1/08..................   150,000       135,750
  9.875% 3/1/07..................    90,000        88,650
Charter Communications Holdings:
  10.750% 10/1/09................    25,000        26,188
  11.125% 1/15/11................    50,000        52,750
Charter Communications Holdings
  LLC & Charter Capital Corp.,
  10.000% 4/1/09.................   175,000       176,750
Charter Communications Holdings
  LLC, stepped coupon,
  (9.920% 4/1/04) (c) 4/1/11.....   325,000       221,813
Diamond Cable Co., stepped
  coupon,
  (10.750% 2/15/02) (c)
  2/15/07........................   230,000       140,300
EchoStar DBS Corp.,
  9.250% 2/1/06..................   275,000       274,309
FrontierVision Holdings, LP,
  stepped coupon,
  (11.875% 9/15/01) (c)
  9/15/07........................   310,000       320,850
Insight Communications, (b)
  2/15/11 (a)....................   145,000        82,650
NTL, Inc.:
  11.500% 10/1/08................   255,000       170,850
  11.875% 10/1/10 (a)............   350,000       234,500
Northland Cable Television, Inc.,
  10.250% 11/15/07...............   135,000        94,500
Telewest Communications, PLC:
  11.250% 11/1/08................    10,000         8,900
  stepped coupon, (11.000%
  10/1/00) (c) 10/1/07...........   240,000       205,200
                                              -----------
                                                2,233,960
                                              -----------

                       See Notes to Investment Portfolio.

--------------------------------------------------------------------------------
INVESTMENT PORTFOLIO (CONTINUED)
Colonial High Yield Securities Fund, Variable Series / June 30, 2001 (Unaudited)
--------------------------------------------------------------------------------

                                     PAR         VALUE
                                  ---------   -----------
COMMUNICATIONS--4.2%
Canwest Media, Inc.,
  10.625% 5/15/11 (a)............ $ 125,000   $   126,563
Call-Net Enterprises, Inc.:
  8.000% 8/15/08.................    70,000        21,000
  stepped coupon,
  (10.800% 5/15/04) (c)
5/15/09..........................    95,000        29,450
Centennial Cellular Corp.,
  10.750% 12/15/08...............    50,000        46,500
Concentric Network Corp.,
  12.750% 12/15/07...............    65,000        22,100
Grupo Iusacell SA,
  14.250% 12/1/06................    40,000        42,600
Spectrasite Holdings, Inc.:
  10.750% 3/15/10................    25,000        21,000
  12.500% 11/15/10 (a)...........   225,000       213,750
  stepped coupon, (10.800%
  4/15/04) (c) 5/15/09 (b)
  4/15/09........................   295,000       135,700
Time Warner Telecom LLC,
  9.750% 7/15/08.................   135,000       121,500
United Pan-Europe Communications
  NV,
  11.500% 2/1/10.................   385,000       138,600
Xm Satellite Radio Holdings,
  Inc.,
  14.000% 3/15/10................   150,000        90,000
                                              -----------
                                                1,008,763
                                              -----------
COMMUNICATIONS SERVICES--0.9%
Crown Castle International Corp.,
  stepped coupon,
  (10.375% 5/15/04) (c)
  5/15/11........................   290,000       182,700
UbiquiTel Operating Co.,
  stepped coupon,
  (14.000% 4/15/05) (c)
  4/15/10........................   100,000        34,000
                                              -----------
                                                  216,700
                                              -----------
ELECTRIC, GAS & SANITARY SERVICES--3.5%
AES Corp.:
  9.375% 9/15/10.................   100,000       100,750
  9.500% 6/1/09..................   210,000       214,200
AGCO Corp.,
  9.500% 5/1/08 (a)..............   100,000        97,000
American Cellular Corp.,
  9.500% 10/15/09 (a)............    10,000         9,300
CMS Energy Corp.,
  9.875% 10/15/07................   300,000       314,250
PSE&G Energy Holdings,
  8.625% 2/15/08 (a).............   100,000       100,456
                                              -----------
                                                  835,956
                                              -----------
MOTOR FREIGHT & WAREHOUSING--0.1%
MTL, Inc., 10.000% 6/15/06.......    75,000        33,750
                                              -----------

                                     PAR         VALUE
                                  ---------   -----------
RADIOTELEPHONE COMMUNICATIONS--3.2%
AirGate PCS, Inc.,
  stepped coupon,
  (13.500% 10/1/04) (c)
  10/1/09........................ $  85,000   $    48,875
Emmis Escrow Corp.,
  (b) 3/15/11 (a)................   160,000        89,600
Microcell Telecommunications,
  Inc.,
  stepped coupon,
  (14.000% 12/1/01) (c) 6/1/06...   250,000       185,000
Rogers Cantel, Inc.,
  9.750% 6/1/16..................   200,000       197,000
TeleCorp PCS, Inc.:
  10.625% 7/15/10................   195,000       121,875
  stepped coupon,
    (11.625% 4/15/04) (c)
    4/15/09......................    50,000        47,000
US Unwired, Inc.,
  (b) 11/1/09....................   160,000        81,600
Winstar Communications, Inc.,
  12.500% 4/15/08................   395,000         5,925
                                              -----------
                                                  776,875
                                              -----------
SANITARY SERVICES--1.0%
Allied Waste North America, Inc.,
  10.000% 8/1/09.................   245,000       252,350
                                              -----------
TELECOMMUNICATIONS--5.8%
Carrier 1 International SA,
  13.250% 2/15/09................   250,000       105,000
Flag Telecom Holdings, Ltd.:
  11.625% 3/30/10................   170,000       115,600
  11.625% 3/30/10 (a)............    40,000        23,101
Global Crossing Holding, Ltd.:
  9.125% 11/15/06................    20,000        15,750
  9.625% 5/15/08.................   150,000       117,750
Horizon PCS, Inc.,
  (b) 10/1/10....................   145,000        55,100
Hyperion Telecommunications,
  Inc.,
  (b) 4/15/03 (a)................    50,000        37,500
KMC Telecom Holdings, Inc.,
  13.500% 5/15/09................   100,000        20,000
Level 3 Communications, Inc.:
  10.750% 3/15/08 (a)............    50,000        16,986
  11.000% 3/15/08................    85,000        36,550
McLeodUSA, Inc.:
  stepped coupon,
  (10.500% 3/1/02) (c) 3/1/07....    10,000         5,400
  11.375% 1/1/09.................   385,000       242,550
Nextel Communications, Inc.,
  (b) 10/31/07...................   100,000        65,000
  9.375% 11/15/09................   100,000        79,000
Nextel International, Inc:
  (b) 4/15/07....................   125,000        32,500
  12.750% 8/1/10 (a).............   150,000        46,500
  stepped coupon, (8.125%
  4/15/03) (c) 4/15/08...........    60,000        12,600

                       See Notes to Investment Portfolio.

--------------------------------------------------------------------------------
INVESTMENT PORTFOLIO (CONTINUED)
Colonial High Yield Securities Fund, Variable Series / June 30, 2001 (Unaudited)
--------------------------------------------------------------------------------

                                     PAR         VALUE
                                  ---------   -----------
Nextel Partners, Inc.,
  11.000% 3/15/10................ $ 100,000   $    79,000
NextLink Communications, Inc.,
  10.750% 6/1/09.................   250,000        80,000
Quececor Media, Inc.,
  11.125% 7/15/11................   150,000       149,625
RCN Corp.,
  stepped coupon,
  (11.125% 10/15/02) (c)
  10/15/07.......................    50,000        13,000
Time Warner Telecom, Inc.,
  10.125% 2/1/11.................    55,000        50,050
                                              -----------
                                                1,398,562
                                              -----------
WHOLESALE TRADE--0.4%
DURABLE GOODS--0.4%
Playtex Products,
  9.375% 6/1/11 (a)..............   100,000       102,000
                                              -----------
TOTAL CORPORATE FIXED INCOME BONDS & NOTES
  (cost of $24,663,339)....................    20,776,298
                                              -----------
                                   SHARES
                                  ---------
PREFERRED STOCKS--2.8%
TRANSPORTATION, COMMUNICATIONS, ELECTRIC, GAS & SANITARY
  SERVICES--3.0%
BROADCASTING--0.7%
Granite Broadcasting Corp.,
  12.75% PIK.....................        66        11,916
PriMedia, Inc.,
  10.000%........................     2,000       170,000
                                              -----------
                                                  181,916
                                              -----------
CABLE--0.7%
CSC Holdings, Ltd.,
  11.125% PIK....................     1,722       183,861
                                              -----------
COMMUNICATIONS--0.5%
Dobson Communication Corp.,
  12.250% PIK....................       120       111,741
                                              -----------
TELECOMMUNICATIONS--0.9%
Nextel Communications, Inc.,
  11.125% PIK....................       344       206,595
                                              -----------
TOTAL PREFERRED STOCKS
  (cost of $908,840).......................       684,113
                                              -----------
COMMON STOCKS--0.0%
TRANSPORTATION, COMMUNICATIONS, ELECTRIC, GAS & SANITARY
  SERVICES--0.0%
TELECOMMUNICATIONS--0.0%
AirGate PCS, Inc. (e)............       107         2,470
                                              -----------
TOTAL COMMON STOCKS
  (cost of $4,051)...............                   2,470
                                              -----------

                                    UNITS        VALUE
                                  ---------   -----------
WARRANTS--0.0% (e)
TRANSPORTATION, COMMUNICATIONS, ELECTRIC, GAS & SANITARY
  SERVICES--0.0%
CABLE--0.0%
Cable Satisfaction International,
  Inc., expires 3/1/05...........       220   $       220
                                              -----------
COMMUNICATIONS--0.0%
UbiquiTel Operating Co.,
  expires 4/15/10................        50         1,000
                                              -----------
TELECOMMUNICATIONS--0.0%
Carrier 1 International SA,
  expires 2/19/09................       113         1,130
Horizon PCS Inc., expires
  10/01/10.......................       145           290
Jazztel PLC,
  expires 2/01/10................        60           103
XM Satellite Radio Holdings,
  Inc., expires 3/15/10(a).......       150         3,000
                                              -----------
                                                    4,523
                                              -----------
TOTAL WARRANTS
  (cost of $22,724)........................         5,743
                                              -----------
                                     PAR
                                  ---------
SHORT-TERM OBLIGATION--8.5%
Repurchase agreement with SBC
  Warburg, Ltd., dated 6/29/01,
  due 7/2/01 at 3.950%
  collateralized by U.S. Treasury
  Notes with various maturities
  to 2026, market value
  $2,073,665 (Repurchase proceeds
  $2,038,671) (cost of
  $2,038,000)....................  $2,038,00    2,038,000
                                              -----------
TOTAL INVESTMENTS
  (cost of $27,636,954)....................    23,506,624
OTHER ASSETS & LIABILITIES, NET--2.5%......       596,333
                                              -----------
NET ASSETS--100.0%.........................   $24,102,957
                                              ===========

                       See Notes to Investment Portfolio.

--------------------------------------------------------------------------------
INVESTMENT PORTFOLIO (CONTINUED)
Colonial High Yield Securities Fund, Variable Series / June 30, 2001 (Unaudited)
--------------------------------------------------------------------------------

NOTES TO INVESTMENT PORTFOLIO:

(a) These securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2001 the value of these securities amounted to $2,980,284 or 12.4% of net assets.
(b) Zero coupon bond.
(c) Currently zero coupon. Shown parenthetically is the rate to be paid and the date the Fund will begin accruing this rate.
(d) This issuer is in default of certain debt covenants. Income is not being accrued.
(e)  Non-income producing.
As of June 30, 2001, the Fund had entered into the following forward currency contracts:

                            IN
       CONTRACTS         EXCHANGE   SETTLEMENT   NET UNREALIZED
      TO DELIVER           FOR         DATE       APPRECIATION
-----------------------  --------   ----------   --------------
EU 202,000.............  $176,556    8/16/01        $ 5,150
EU 509,000.............  446,448     8/21/01         14,575
                                                    -------
                                                    $19,725
                                                    -------

                            IN
       CONTRACTS         EXCHANGE   SETTLEMENT   NET UNREALIZED
      TO RECEIVE           FOR         DATE       DEPRECIATION
-----------------------  --------   ----------   --------------
EU 87,000..............  $74,593     8/16/01        $  (769)
EU 264,000.............  226,469     8/21/01         (2,472)
                                                    -------
                                                    $(3,241)
                                                    -------

ACRONYM       NAME
-------       ----
  EU          Euro
  PIK    Payment-In-Kind

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
STATEMENT OF ASSETS & LIABILITIES
Colonial High Yield Securities Fund, Variable Series / June 30, 2001 (Unaudited)
--------------------------------------------------------------------------------

ASSETS:
Investments, at value (cost of $27,636,954).................    $23,506,624
Cash........................................................            183
Net unrealized appreciation on foreign forward currency
  contracts.................................................         16,484
Receivable for:
  Investments sold..........................................        192,188
  Interest..................................................        635,035
  Deferred Trustees' compensation plan......................          1,752
  Expense reimbursement due from Distributor................            643
Other assets................................................         10,852
                                                                -----------
    TOTAL ASSETS............................................     24,363,761
                                                                -----------
LIABILITIES:
Foreign currencies (cost of $72,812)........................         71,667
Payable for:
  Fund shares repurchased...................................        169,487
  Management fee............................................         12,234
  Bookkeeping fee...........................................          2,219
  Trustees' fee.............................................          1,359
  Custody fee...............................................            278
  Deferred Trustees' fee....................................          1,752
Other liabilities...........................................          1,808
                                                                -----------
    TOTAL LIABILITIES.......................................        260,804
                                                                -----------
NET ASSETS..................................................    $24,102,957
                                                                ===========
COMPOSITION OF NET ASSETS:
Paid in capital.............................................    $29,158,755
Undistributed net investment income.........................      1,422,087
Accumulated net realized loss...............................     (2,358,893)
Net unrealized appreciation (depreciation) on:
    Investments.............................................     (4,130,330)
    Foreign currency translations...........................         11,338
                                                                -----------
NET ASSETS..................................................    $24,102,957
                                                                ===========
NET ASSET VALUE PER SHARE--CLASS A
  ($18,647,873/2,540,997)...................................          $7.34
                                                                ===========
NET ASSET VALUE PER SHARE--CLASS B ($5,455,084/747,508).....          $7.30
                                                                ===========

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
For the Six Months Ended June 30, 2001 (Unaudited)
--------------------------------------------------------------------------------

INVESTMENT INCOME:
  Dividend income...........................................    $    14,126
  Interest income...........................................      1,376,633
                                                                -----------
    Total Investment Income.................................      1,390,759
EXPENSES:
  Management fee............................................         70,146
  Distribution fee--Class B.................................          4,740
  Audit fee.................................................          8,445
  Bookkeeping fee...........................................         13,389
  Trustees' fee.............................................          2,717
  Custody fee...............................................          1,667
  Other expenses............................................          5,771
                                                                -----------
    Total Expenses..........................................        106,875
  Fees waived by Distributor--Class B.......................         (3,371)
                                                                -----------
    Net Expenses............................................        103,504
                                                                -----------
Net Investment Income.......................................      1,287,255
                                                                -----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
  FOREIGN CURRENCY:
Net realized gain (loss) on:
  Investments...............................................       (959,624)
  Foreign currency transactions.............................         12,973
                                                                -----------
    Net realized loss.......................................       (946,651)
                                                                -----------
Net change in unrealized appreciation/depreciation on:
  Investments...............................................       (925,590)
  Foreign currency translations.............................         53,855
                                                                -----------
    Net change in unrealized appreciation/depreciation......       (871,735)
                                                                -----------
Net Loss....................................................     (1,818,386)
                                                                -----------
Decrease in Net Assets from Operations......................    $  (531,131)
                                                                ===========

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
Colonial High Yield Securities Fund, Variable Series
--------------------------------------------------------------------------------

                                                              (UNAUDITED)
                                                              SIX MONTHS         YEAR
                                                                 ENDED          ENDED
                                                               JUNE 30,      DECEMBER 31,
INCREASE (DECREASE) IN NET ASSETS:                               2001          2000(a)
----------------------------------                            -----------    ------------
OPERATIONS:
  Net investment income.....................................  $1,287,255     $ 1,809,297
  Net realized loss on investments and foreign currency
     transactions...........................................    (946,651)     (1,152,500)
  Net change in unrealized appreciation/depreciation on
     investments and foreign currency translations..........    (871,735)     (2,068,632)
                                                              -----------    -----------
       Net Decrease from Operations.........................    (531,131)     (1,411,835)
                                                              -----------    -----------
DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
  From net investment income--Class A.......................          --      (1,724,699)
  From net investment income--Class B.......................          --        (105,375)
  In excess of net investment income--Class A...............          --         (53,932)
  In excess of net investment income--Class B...............          --          (3,295)
  Return of capital--Class A................................          --         (40,561)
  Return of capital--Class B................................          --          (2,478)
                                                              -----------    -----------
     Total Distributions Declared to Shareholders...........          --      (1,930,340)
                                                              -----------    -----------
SHARE TRANSACTIONS:
  Subscriptions--Class A....................................   2,080,819       8,724,676
  Distributions reinvested--Class A.........................          --       1,819,192
  Redemptions--Class A......................................  (2,159,592)     (3,699,282)
                                                              -----------    -----------
     Net Increase (Decrease)--Class A.......................     (78,773)      6,844,586
                                                              -----------    -----------
  Subscriptions--Class B....................................   6,477,696       1,726,649
  Distributions reinvested--Class B.........................          --         111,148
  Redemptions--Class B......................................  (1,976,815)       (486,359)
                                                              -----------    -----------
     Net Increase--Class B..................................   4,500,881       1,351,438
                                                              -----------    -----------
Net Increase from Share Transactions........................   4,422,108       8,196,024
                                                              -----------    -----------
Total Increase in Net Assets................................   3,890,977       4,853,849
                                                              -----------    -----------
NET ASSETS:
  Beginning of period.......................................  20,211,980      15,358,131
                                                              -----------    -----------
  End of period (including undistributed net investment
     income and overdistributed net investment income of
     $1,422,087 and ($6,462), respectively.)................  $24,102,957    $20,211,980
                                                              ===========    ===========
CHANGES IN SHARES OF BENEFICIAL INTEREST:
  Subscriptions--Class A....................................     269,689         997,221
  Issued in reinvestment of distributions--Class A..........          --         244,390
  Redemptions--Class A......................................    (279,419)       (425,846)
                                                              -----------    -----------
     Net Increase (Decrease)--Class A.......................      (9,730)        815,765
                                                              -----------    -----------
  Subscriptions--Class B....................................     843,546         203,033
  Issued in reinvestment of distributions--Class B..........          --          15,025
  Redemptions--Class B......................................    (257,515)        (56,581)
                                                              -----------    -----------
     Net Increase--Class B..................................     586,031         161,476
                                                              -----------    -----------
Net Increase in Shares of Beneficial Interest...............     576,301         977,241
                                                              -----------    -----------

(a) Class B Shares were initially offered on June 1, 2000.

                       See Notes to Financial Statements.

                   NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

NOTE 1. ORGANIZATION AND ACCOUNTING POLICIES

  ORGANIZATION--Colonial High Yield Securities Fund, Variable Series (the "Fund"), a series of Liberty Variable Investment Trust (the "Trust"), is a diversified portfolio of a Massachusetts business trust, registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund's investment objective is to seek high current income and total return. The Fund's capitalization consists of an unlimited number of shares of beneficial interest without par value that represent a separate series of the Trust. The Fund offers two classes of shares: Class A and Class B. Class B shares are subject to an annual distribution fee. Each share of a Fund represents an equal proportionate beneficial interest in that Fund and, when issued and outstanding, is fully paid and nonassessable. Shareholders would be entitled to share proportionally in the net assets of the Fund available for distribution to shareholders upon liquidation of the Fund. Shares of the Fund are available and are being marketed exclusively as a pooled funding vehicle for variable annuity contracts ("VA contracts") and Variable Life Insurance Policies ("VLI Policies") offered by the separate accounts of the life insurance companies ("Participating Insurance Companies"). Certain Participating Insurance Companies are affiliated with the Investment Advisor and sub-advisers to the Fund ("Affiliated Participating Insurance Companies"). Such Affiliated Participating Insurance Companies are Keyport Life Insurance Company ("Keyport"), Keyport Benefit Life Insurance Company ("Keyport Benefit"), Independence Life & Annuity Company ("Independence") and Liberty Life Assurance Company of Boston ("Liberty Life"). The Participating Insurance Companies and their separate accounts own all the shares of the Fund. Liberty Advisory Services Corp. (the "Manager") ("LASC"), provides investment management and advisory services to the Fund pursuant to its Management Agreement with the Fund. Colonial Management Associates, Inc. ("Colonial") provides sub-advisory services. LASC has delegated various administrative matters to Colonial. Colonial also provides pricing and bookkeeping services to the Fund. Liberty Funds Distributor, Inc. ("LFD") serves as the principal underwriter of the Fund. The Manager, Colonial, LFD, Keyport, Keyport Benefit and Independence are wholly-owned indirect subsidiaries of Liberty Financial Companies, Inc. ("LFC"). As of June 30, 2001, Liberty Mutual Insurance Companies ("Liberty Mutual") owned approximately 70.46% of the outstanding voting shares of LFC. Liberty Life is a subsidiary of Liberty Mutual.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

  SECURITY VALUATION AND TRANSACTIONS--Debt securities generally are valued by a pricing service based upon market transactions for normal, institutional-size trading units of similar securities. When management deems it appropriate, an over-the-counter or exchange bid quotation is used.

Equity securities generally are valued at the last sale price or, in the case of unlisted or listed securities for which there were no sales during the day, at current quoted bid prices.

Short-term obligations with a maturity of 60 days or less are valued at amortized cost.

The value of all assets and liabilities quoted in foreign currencies are translated into U.S. dollars at that day's exchange rates.

Portfolio positions for which market quotations are not readily available are valued at fair value under procedures approved by the Trustees.

Security transactions are accounted for on the date the securities are purchased, sold or mature.

Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

The Fund may trade securities on other than normal settlement terms. This may increase the risk if the other party to the transaction fails to deliver and causes the Fund to subsequently invest at less advantageous prices.

  DETERMINATION OF CLASS NET ASSET VALUES AND FINANCIAL HIGHLIGHTS--All income, expenses (other than the Class B distribution fee), and realized and unrealized gains (losses) are allocated to each class proportionately on a daily basis for purposes of determining the net asset value of each class.

The per share data was calculated using average shares outstanding during the period. In addition, Class B net investment income per share data and ratios reflect the distribution fee applicable to Class B shares only.

  FEDERAL INCOME TAXES--Consistent with the Fund's policy to qualify as a regulated investment company and to distribute all of its taxable income, no federal income tax has been accrued.

  INTEREST INCOME, DEBT DISCOUNT AND PREMIUM--Interest income is recorded on the accrual basis. Original issue discount is accreted to interest income over the life of a security with a corresponding increase in the cost basis.

The value of additional securities received as an interest or dividend payment is recorded as income and as the cost basis of such securities.

Effective January 1, 2001, the Fund adopted provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing discount and premium on all debt securities. The cumulative effect of this accounting change will not impact total net assets of the Fund, but will result in a $141,294 increase in cost of securities and a corresponding $141,294 increase in net unrealized depreciation based on securities held by the Fund on January 1, 2001.

The effect of this change for the six months ended June 30, 2001 was to increase net investment income by $125,409, increase net unrealized depreciation by $111,955, and decrease net realized gains by $13,454. The Statement of Changes in Net Assets and the Financial Highlights for prior periods have not been restated to reflect this change.

  DISTRIBUTIONS TO SHAREHOLDERS--The Fund intends to distribute as income dividends or capital gains distributions, at least annually, substantially all of its net investment income and net profits realized from the sale of investments. All dividends and distributions are reinvested in additional shares of the Fund at net asset value as of the record date of the distribution. Income and capital gain distributions are determined in accordance with federal income tax regulations.

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

  FOREIGN CURRENCY TRANSACTIONS--Net realized and unrealized gains (losses) on foreign currency transactions includes gains (losses) arising from the fluctuations in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency, and currency gains (losses) between the accrual and payment dates on dividends and interest income and foreign withholding taxes.

The Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments.

  OTHER--Corporate actions and dividend income are recorded on ex-date (except for certain foreign securities which are recorded as soon after ex-date as the Fund becomes aware of such), net of nonrebatable tax withholdings. Where a high level of uncertainty as to collection exists, income on securities is recorded net of all tax withholdings with any rebates recorded when received.

The Fund's custodian takes possession through the federal book-entry system of securities collateralizing repurchase agreements. Collateral is marked-to-market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund. The Fund may experience costs and delays in liquidating the collateral if the issuer defaults or enters bankruptcy.

NOTE 2. FEES AND COMPENSATION PAID TO AFFILIATES

  MANAGEMENT AND SUB-ADVISORY FEES--The Manager receives a monthly fee equal to 0.60% annually of the Fund's average daily net assets. The Manager, out of the management fee it receives, pays Colonial a monthly sub-advisory fee equal to 0.40% annually of the Fund's average daily net assets.

  BOOKKEEPING FEE--Colonial provides bookkeeping and pricing services for a monthly fee equal to $27,000 annually plus 0.040% of the Fund's average net assets over $50 million.

  TRANSFER AGENT FEE--Liberty Funds Services, Inc. (the "Transfer Agent"), an affiliate of the Manager, provides shareholder services for an annual rate of $7,500.

  DISTRIBUTION FEE--The Fund has adopted a 12b-1 plan which requires it to pay LFD a monthly distribution fee totaling 0.25% annually on Class B net assets as of the 20th of each month.

  EXPENSE LIMITS--The Manager and LFD have voluntarily agreed to reimburse all expenses, including management fees and distribution fees, but excluding interest, taxes, brokerage and extraordinary expenses incurred the Fund in excess of 0.95% of average daily net assets annually. LFD will first reimburse the Class B distribution fee up to 0.25% annually to reach the 0.95% on Class B expenses. If additional reimbursement is needed to meet the limit for each class, the Manager will then reimburse other expenses to the extent necessary. If additional reimbursement is still needed to reach the expense limit, the Manager will then waive a portion of its management fee to reach the expense limit. This arrangement may be terminated or modified by the Manager or LFD at any time.

  OTHER--The Fund pays no compensation to its officers, all of whom are employees of Colonial.

The Fund's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

NOTE 3. PORTFOLIO INFORMATION

  INVESTMENT ACTIVITY--During the six months ended June 30, 2001, purchases and sales of investments, other than short term obligations, were $10,433,724 and $4,770,166, respectively.

Unrealized appreciation (depreciation) at June 30, 2001, based on cost of investments for both financial statement and federal income tax purposes was:

Gross unrealized appreciation  $   533,845
Gross unrealized depreciation   (4,664,175)
                               -----------
  Net unrealized depreciation  $(4,130,330)
                               ===========

  CAPITAL LOSS CARRYFORWARDS--At December 31, 2000, capital loss carryforwards available (to the extent provided in regulations) to offset future realized gains were approximately as follows:

 YEAR OF     CAPITAL LOSS
EXPIRATION   CARRYFORWARD
----------   ------------
   2006       $   49,000
   2007           53,000
   2008        1,136,000
              ----------
              $1,238,000
              ----------

  OTHER--There are certain additional risks involved when investing in foreign securities that are not inherent with investments in domestic securities. These risks may involve foreign currency exchange rate fluctuations, adverse political and economic developments and the possible prevention of foreign currency exchange or the imposition of other foreign governmental laws or restrictions.

The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
Colonial High Yield Securities Fund, Variable Series--Class B Shares
--------------------------------------------------------------------------------

                                                                (UNAUDITED)
                                                                SIX MONTHS        PERIOD
                                                                   ENDED          ENDED
                                                                 JUNE 30,      DECEMBER 31,
                                                                   2001          2000(a)
                                                                -----------    ------------
NET ASSET VALUE, BEGINNING OF PERIOD........................      $ 7.42          $ 8.64
                                                                  ------          ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (b)...................................        0.41(c)         0.48
Net realized and unrealized loss on investments.............       (0.53)(c)       (0.91)
                                                                  ------          ------
     Total from Investment Operations.......................       (0.12)          (0.43)
                                                                  ------          ------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income..................................          --           (0.75)
In excess of net investment income..........................          --           (0.02)
Return of capital...........................................          --           (0.02)
                                                                  ------          ------
     Total Distributions Declared to Shareholders...........          --           (0.79)
                                                                  ------          ------
NET ASSET VALUE, END OF PERIOD..............................      $ 7.30          $ 7.42
                                                                  ======          ======
Total return (d)(e)(f)(g)...................................       (1.62)%         (4.96)%
RATIOS TO AVERAGE NET ASSETS:
Expenses (h)(i).............................................        0.94%           0.95%
Net investment income (h)(i)................................       10.94%(c)        9.88%
Waiver/reimbursement (i)....................................        0.18%           0.24%
Portfolio turnover rate (g).................................          23%             35%
Net assets, end of period (000's)...........................      $5,455          $1,199

 (a) Class B Shares were initially offered on June 1, 2000.
 (b) Per share data was calculated using average shares outstanding during the period.
 (c) As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the six months ended June 30, 2001, was to increase net investment per share by $0.04, decrease net realized and unrealized loss per share by $0.04 and increase the ratio of net investment income to average net assets from 9.87% to 10.94%. Per share, ratios and supplemental data for periods prior to June 30, 2001 have not been restated to reflect this change in presentation.
 (d) Total return at net asset value assuming all distributions reinvested.
 (e) Had the Distributor not waived or reimbursed expenses, total return would have been reduced.
 (f) Total return figure does not include any insurance company charges associated with a variable annuity. If included, total return would be reduced.
 (g) Not annualized.
 (h) The benefits derived from custody credits and directed brokerage arrangements had no impact.
 (i) Annualized.

--------------------------------------------------------------------------------
PORTFOLIO MANAGERS' DISCUSSION
Colonial Small Cap Value Fund, Variable Series / June 30, 2001
--------------------------------------------------------------------------------

   Colonial Small Cap Value Fund, Variable Series seeks long-term growth.

   Jeffrey C. Kinzel and Daniel K. Cantor are co-managers of the fund. Mr. Kinzel and Mr. Cantor are senior vice presidents of Colonial Management Associates, Inc.

VALUE STOCKS REMAIN STRONG AMID VOLATILITY
Following two years of underperformance for value, the discipline made a significant comeback in 2000. The technology bubble burst and investors returned to investing in reasonably priced and undervalued securities. Historically, growth and value have cycled in and out of favor. In recent years, investors flocked to such growth sectors as technology, telecommunications and biotechnology. As a result, growth stocks became dramatically overextended. Conversely, investors' mania for these securities led to unprecedented bargains among value stocks.

     Despite the significant move in value versus growth over the last year, we believe that there is more to come. First, the historical outperformance of value compared with growth, and vice versa, has occurred in periods that are longer than one year. As of this writing, we are only about one year into the resurgence of value. Second, we believe value stocks are still reasonably priced relative to their historical valuations and relative to growth stocks' valuations. This is particularly true for small-cap value stocks. Third, the fundamentals of companies in the value area generally appear better than those in the growth arena. Finally, value stocks--especially small-cap stocks--have done well coming out of an economic downturn.

PORTFOLIO CHANGES
Given our favorable outlook for value, we continue to increase our weightings in stocks with low price/ earnings and price/cash flow ratios, instead of those with higher ratios. We are also reducing the number of holdings in the fund. This reduction allows us to better know our holdings and to leverage our best ideas.

CONSUMER CONFIDENCE IS RETURNING
Before March 2000, companies from all industries were overspending on information technology to counter a competitive threat from the Internet. This spending, coupled with high labor and raw material costs, hurt companies' profit margins. We believe profitability will eventually return to corporate America but we feel that the consumer will probably return first.

     Here's why. The Federal Reserve has cut interest rates six times since January 2001. Energy prices are dropping and Americans are getting a tax refund. These events should combine to pad the wallets of consumers, whose confidence appears to be stabilizing. In this environment, we have increased our weightings in consumer cyclicals and capital goods. We are finding attractive valuations, and we believe the fundamentals will improve. Additionally, we are considering investments in certain sectors of technology, such as semiconductors. Fundamentally, we believe we are at or near the bottom of the cycle for these stocks. When the valuations become attractive we will look to add positions.

                       ---------------------------------

Investing in smaller company stocks may present special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies.

Holdings are disclosed as of June 30, 2001, and are subject to change.

--------------------------------------------------------------------------------
FUND PERFORMANCE
Colonial Small Cap Value Fund, Variable Series / June 30, 2001
--------------------------------------------------------------------------------

                                                            CLASS B(1)
-----------------------------------------------------------------------
Inception date                                              6/1/00
Net asset value per share as of 12/31/00 ($)                   10.73
Net asset value per share as of 6/30/01 ($)                    11.51
-----------------------------------------------------------------------

            AVERAGE ANNUAL TOTAL RETURN AS OF JUNE 30, 2001 (%)
---------------------------------------------------------------------------
                                      6-MONTH                      LIFE OF
                                    (CUMULATIVE)      1-YEAR        FUND
Class B(1)                              7.27           21.40        5.35
Russell 2000 Index                      6.94            0.66        3.27(2)
---------------------------------------------------------------------------

                    CHANGE IN VALUE OF A $10,000 INVESTMENT
                  CLASS B SHARES(1) VS. RUSSELL 2000 INDEX(2)

                            5/19/1998(3) - 6/30/2001

                                                                       CLASS B SHARES                   RUSSELL 2000 INDEX
                                                                       --------------                   ------------------
                                                                          10000.00                          10000.00
                                                                          10020.00                           9461.00
6/98                                                                      10050.10                           9480.87
                                                                           9120.43                           8712.92
                                                                           7200.58                           7020.87
                                                                           7460.52                           7570.60
                                                                           7880.55                           7879.48
                                                                           8400.66                           8292.37
12/98                                                                      8675.37                           8805.67
                                                                           8463.69                           8922.78
                                                                           7625.78                           8200.04
                                                                           7525.12                           8327.96
                                                                           8030.06                           9074.14
                                                                           8353.67                           9206.62
6/99                                                                       8788.06                           9622.76
                                                                           8778.39                           9359.10
                                                                           8323.67                           9012.81
                                                                           8272.90                           9014.62
                                                                           8313.43                           9051.58
                                                                           8545.38                           9591.95
12/99                                                                      9226.45                          10677.80
                                                                           8639.64                          10505.80
                                                                           9215.91                          12240.40
                                                                           9357.83                          11433.70
                                                                           9458.90                          10745.40
                                                                           9317.01                          10119.00
6/00                                                                       9691.56                          11001.30
                                                                           9782.66                          10647.10
                                                                          10581.90                          11459.50
                                                                          10581.90                          11122.60
                                                                          10632.70                          10626.50
                                                                           9863.95                           9535.15
12/00                                                                     10968.70                          10354.20
                                                                          11060.80                          10893.70
                                                                          10743.40                          10179.00
                                                                          10569.40                           9681.29
                                                                          11346.20                          10438.40
                                                                          11683.20                          10695.20
6/01                                                                      11764.00                          11074.00

PAST PERFORMANCE CANNOT PREDICT FUTURE INVESTMENT RESULTS. SHARE PRICE AND INVESTMENT RETURN WILL VARY, SO YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. The Russell 2000 index is an unmanaged index that tracks the performance of small-capitalization stocks traded on the New York Stock Exchange, the American Stock Exchange and the Nasdaq. Indexes are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index.

MUTUAL FUND PERFORMANCE CHANGES OVER TIME. CURRENT RETURNS FOR THE FUND MAY BE DIFFERENT THAN THAT SHOWN.

Performance numbers reflect all fund expenses, but do not include any insurance charges imposed by your insurance company's separate accounts. If performance included the effect of these additional charges, it would be lower.

(1) Class B share (newer class shares) performance information includes returns of the fund's class A shares (the oldest existing fund class) for periods prior to the inception of the newer class shares. These class A share returns were not restated to reflect any expense differential (e.g., Rule 12b-1 fees) between class A shares and the newer class shares. If differences in expenses were reflected, the returns for the periods prior to the inception of the new class of shares would be lower.

(2) Index performance is from April 30, 1998.

(3) Inception date of class A shares (oldest existing share class).

--------------------------------------------------------------------------------
INVESTMENT PORTFOLIO
Colonial Small Cap Value Fund, Variable Series / June 30, 2001 (Unaudited)
--------------------------------------------------------------------------------

                                   SHARES         VALUE
                                ------------   ------------
COMMON STOCKS--87.5%
COMMERCIAL SERVICES & SUPPLIES--6.8%
AIR FREIGHT & COURIERS--0.1%
EGL, Inc. (a)..................       900       $   15,714
                                                ----------
AIRLINES--1.2%
Continental Airlines, Inc.
  Class B (a)..................     2,800          137,900
SkyWest, Inc. .................     2,300           64,400
                                                ----------
                                                   202,300
                                                ----------
COMMERCIAL PRINTING--0.6%
Valassis Communications, Inc.
  (a)..........................     2,850          102,030
                                                ----------
DIVERSIFIED COMMERCIAL SERVICES--2.7%
Cendant Corp. (a)..............    17,500          341,250
Ecolab, Inc. ..................     2,800          114,716
Willis Group Holdings, Ltd. ...       200            3,550
                                                ----------
                                                   459,516
                                                ----------
EMPLOYMENT SERVICES--0.3%
Hall, Kinion & Associates,
  Inc. (a).....................     1,600           12,896
Spherion Corp. (a).............     3,900           34,905
                                                ----------
                                                    47,801
                                                ----------
OFFICE SERVICES & SUPPLIES--0.5%
United Stationers, Inc. (a)....     2,600           82,056
                                                ----------
TRUCKING--1.4%
Arkansas Best Corp. (a)........     3,800           87,590
CNF Transportation, Inc. ......       700           19,775
Dollar Thrifty Automotive
  Group, Inc. (a)..............     1,200           28,800
USFreightways Corp. ...........     1,800           53,100
XTRA Corp. ....................     1,000           49,600
                                                ----------
                                                   238,865
                                                ----------
CONSUMER DISCRETIONARY--3.6%
AUTO PARTS & EQUIPMENT--3.2%
Gentex Corp. (a)...............     5,000          139,350
Lear Corp. (a).................     4,500          157,050
Superior Industries
  International, Inc. .........     3,500          134,050
Tower Automotive, Inc. (a).....    10,600          108,650
                                                ----------
                                                   539,100
                                                ----------
TIRES & RUBBER--0.4%
Cooper Tire & Rubber Co. ......     5,000           71,000
                                                ----------
CONSUMER DURABLES & APPAREL--4.2%
APPAREL & ACCESSORIES--0.4%
Fossil, Inc. (a)...............     1,950           40,463
Kellwood Co. ..................     1,000           23,100
                                                ----------
                                                    63,563
                                                ----------
CONSUMER ELECTRONICS--0.5%
Harman International
  Industries, Inc. ............     2,200           83,798
                                                ----------

                                   SHARES         VALUE
                                ------------   ------------
FOOTWEAR--0.2%
The Timberland Co. Class A
  (a)..........................       700       $   27,657
                                                ----------
HOME FURNISHINGS--0.5%
Ethan Allen Interiors, Inc. ...     1,350           43,875
Springs Industries, Inc. ......       700           30,870
                                                ----------
                                                    74,745
                                                ----------
HOMEBUILDING--1.3%
NVR, Inc. (a)..................     1,000          148,000
Toll Brothers, Inc. (a)........     1,900           74,689
                                                ----------
                                                   222,689
                                                ----------
HOUSEHOLD APPLIANCES--0.3%
Toro Co. ......................     1,200           53,940
                                                ----------
HOUSEHOLD SPECIALTIES--0.7%
Russ Berrie & Co., Inc. .......     1,000           29,400
The Topps Co., Inc. (a)........     3,700           43,253
Tupperware Corp. ..............     2,200           51,546
                                                ----------
                                                   124,199
                                                ----------
LEISURE PRODUCTS--0.3%
Sturm, Ruger & Company,
  Inc. ........................     4,100           40,180
                                                ----------
CONSUMER STAPLES--2.4%
DISTILLERS & VINTNERS--0.7%
Constellation Brands, Inc.
  Class A (a)..................     3,000          123,000
                                                ----------
FARMING & AGRICULTURE PRODUCTS--0.2%
Delta & Pine Land Co. .........     1,600           31,440
                                                ----------
PACKAGED FOODS--1.5%
Flowers Foods, Inc. ...........       490           15,362
The Hain Food Group, Inc. .....     1,400           30,800
Suiza Foods Corp. (a)..........     3,900          207,090
                                                ----------
                                                   253,252
                                                ----------
ENERGY--6.9%
INTEGRATED OIL & GAS--1.4%
Amerada Hess Corp. ............     1,800          145,440
Tesoro Petroleum Corp. (a).....     3,900           49,140
UGI Corp. .....................     1,800           48,600
                                                ----------
                                                   243,180
                                                ----------
OIL & GAS DRILLING--1.3%
Parker Drilling Co. (a)........     9,600           62,400
Patterson Energy, Inc. (a).....     3,800           67,906
Pride International, Inc.
  (a)..........................     4,000           76,000
Transocean Sedco Forex,
  Inc. ........................       450           18,563
                                                ----------
                                                   224,869
                                                ----------
OIL & GAS EQUIPMENT & SERVICES--2.7%
Core Laboratories NV (a).......     1,300           24,375
FMC Technologies, Inc. ........     3,000           61,950
Oceaneering International, Inc.
  (a)..........................     1,200           24,900
Petroleum Geo-Services ADR.....    24,900          251,739
Veritas DGC, Inc. (a)..........     3,500           97,125
                                                ----------
                                                   460,089
                                                ----------

                       See Notes to Investment Portfolio.

--------------------------------------------------------------------------------
INVESTMENT PORTFOLIO (CONTINUED)
Colonial Small Cap Value Fund, Variable Series / June 30, 2001 (Unaudited)
--------------------------------------------------------------------------------

                                   SHARES         VALUE
                                ------------   ------------
OIL & GAS EXPLORATION & PRODUCTION--1.3%
HS Resources, Inc. (a).........     1,300       $   84,240
Southwestern Energy Co. .......     3,200           39,200
Vintage Petroleum, Inc. .......     4,800           89,760
                                                ----------
                                                   213,200
                                                ----------
OIL & GAS REFINING & MARKETING--0.2%
Pennzoil-Quaker State Co. .....     2,600           29,120
                                                ----------
FINANCIALS, INSURANCE & REAL ESTATE--18.3%
BANKS--9.8%
Banknorth Group, Inc. .........     6,600          149,490
Capitol Federal Financial......     4,000           77,320
Commerce Bancorp, Inc. ........     1,315           92,182
Community Bank System, Inc. ...     2,000           56,000
Cullen/Frost Bankers, Inc. ....     1,600           54,160
Downey Financial Corp. ........     2,600          122,876
First Federal Capital Corp. ...     4,200           68,040
FirstFed Financial Corp. (a)...     3,900          116,220
Greater Bay Bancorp............     2,200           54,956
Hudson United Bancorp..........     2,649           67,550
Independence Community Bank
  Corp. .......................     4,200           82,908
MAF Bancorp, Inc. .............     3,100           95,170
North Fork Bancorporation,
  Inc. ........................     2,600           80,600
Staten Island Bancorp, Inc. ...     1,800           50,130
Susquehanna Bancshares,
  Inc. ........................     2,800           56,980
U.S. Bancorp...................     5,700          129,903
UMB Financial Corp. ...........     1,600           68,800
Washington Mutual, Inc. .......     3,915          147,008
Webster Financial Corp. .......     2,600           85,228
                                                ----------
                                                 1,655,521
                                                ----------
DIVERSIFIED FINANCIALS--0.9%
AmeriCredit Corp. (a)..........     2,900          150,655
                                                ----------
DIVERSIFIED FINANCIAL SERVICES--1.2%
Affiliated Managers Group,
  Inc. (a).....................     1,200           73,800
American Capital Strategies,
  Ltd. ........................     2,300           64,538
Instinet Group, Inc. ..........     1,000           18,640
Raymond James Financial,
  Inc. ........................     1,300           39,780
                                                ----------
                                                   196,758
                                                ----------
INSURANCE BROKERS--0.5%
Arthur J. Gallagher & Co. .....     2,900           75,400
                                                ----------
LIFE & HEALTH INSURANCE--0.6%
AmerUs Group Co. ..............     1,400           49,658
Delphi Financial Group, Inc.
  Class A (a)..................     1,424           54,824
                                                ----------
                                                   104,482
                                                ----------
MULTI-SECTOR HOLDINGS--0.2%
Walter Industries, Inc. .......     3,100           36,890
                                                ----------

                                   SHARES         VALUE
                                ------------   ------------
PROPERTY & CASUALTY INSURANCE--3.9%
Fidelity National Financial,
  Inc. ........................     3,740       $   91,892
Premark International
  Incorporated.................     2,200          157,652
Radian Group, Inc. ............     5,656          228,785
State Auto Financial Corp. ....     2,200           36,058
The Midland Co. ...............     1,200           53,400
Vesta Insurance Group, Inc. ...     8,200           85,690
                                                ----------
                                                   653,477
                                                ----------
REAL ESTATE INVESTMENT TRUST--0.7%
Archstone Communities Trust....     4,500          116,010
                                                ----------
REINSURANCE--0.5%
RenaissanceRe Holdings,
  Ltd. ........................     1,200           88,920
                                                ----------
HEALTH CARE--4.5%
HEALTH CARE EQUIPMENT & SERVICES--1.6%
Hooper Holmes, Inc. ...........     2,800           28,700
Owens & Minor, Inc. ...........     3,700           70,300
Patterson Dental Co. (a).......     1,600           48,000
Quest Diagnostic, Inc. (a).....     1,700          127,245
                                                ----------
                                                   274,245
                                                ----------
HEALTH CARE FACILITIES--1.4%
RehabCare Group, Inc. (a)......     3,300          159,060
Universal Health Services, Inc.
  Class B (a)..................     1,800           81,900
                                                ----------
                                                   240,960
                                                ----------
HEALTH CARE SUPPLIES--0.1%
Luxottica Group SpA ADR........     1,300           20,800
                                                ----------
MANAGED HEALTH CARE--1.4%
Caremark Rx, Inc. .............     3,000           49,350
Coventry Health Care, Inc.
  (a)..........................     2,800           56,560
First Health Group Corp. (a)...     5,600          135,072
                                                ----------
                                                   240,982
                                                ----------
HOTELS, RESTAURANTS & LEISURE--4.5%
CASINOS & GAMING--1.4%
Anchor Gaming (a)..............     2,000          129,240
Argosy Gaming Co. (a)..........     2,600           72,176
Isle of Capri Casinos, Inc.
  (a)..........................     3,000           28,200
                                                ----------
                                                   229,616
                                                ----------
HOTELS--0.4%
Prime Hospitality Corp. .......     5,720           67,782
                                                ----------
LEISURE FACILITIES--1.1%
Six Flags, Inc. ...............     9,100          191,464
                                                ----------
RESTAURANTS--1.6%
CEC Entertainment, Inc. (a)....     3,550          175,193
Jack in the Box, Inc. (a)......     1,600           41,760
Sonic Corp. (a)................     1,700           53,941
                                                ----------
                                                   270,894
                                                ----------

                       See Notes to Investment Portfolio.

--------------------------------------------------------------------------------
INVESTMENT PORTFOLIO (CONTINUED)
Colonial Small Cap Value Fund, Variable Series / June 30, 2001 (Unaudited)
--------------------------------------------------------------------------------

                                   SHARES         VALUE
                                ------------   ------------
HOUSEHOLD & PERSONAL PRODUCTS--0.6%
HOUSEHOLD PRODUCTS--0.6%
Avon Products, Inc. ...........     1,100       $   50,908
Church & Dwight Co., Inc. .....     2,000           50,900
                                                ----------
                                                   101,808
                                                ----------
INDUSTRIALS--9.5%
AEROSPACE & DEFENSE--0.6%
Alliant Techsystems, Inc.
  (a)..........................       650           58,435
Precision Castparts Corp. .....     1,300           48,646
                                                ----------
                                                   107,081
                                                ----------
BUILDING PRODUCTS--1.5%
Dal-Tile International,
  Inc. ........................    11,100          205,905
Nortek, Inc. (a)...............     1,600           49,952
                                                ----------
                                                   255,857
                                                ----------
CONSTRUCTION & ENGINEERING--0.3%
Granite Construction, Inc. ....     1,800           45,756
                                                ----------
CONSTRUCTION & FARM MACHINERY--1.2%
Gehl Co. (a)...................     2,200           39,600
NACCO Industries, Inc. ........       900           70,191
Oshkosh Truck Corp. ...........       900           39,825
Terex Corp. (a)................     2,200           46,640
                                                ----------
                                                   196,256
                                                ----------
ELECTRICAL COMPONENTS & EQUIPMENT--1.7%
Baldor Electric Co. ...........     1,200           25,644
Electro Scientific Industries,
  Inc. (a).....................     1,000           38,100
Littlefuse, Inc. (a)...........     6,200          166,098
Pemstar, Inc. .................     3,300           44,583
Sensormatic Electronics
  Corp. .......................       900           15,300
                                                ----------
                                                   289,725
                                                ----------
INDUSTRIAL CONGLOMERATES--0.3%
Carlisle Cos., Inc. ...........     1,200           41,844
                                                ----------
INDUSTRIAL MACHINERY--3.9%
Barnes Group, Inc. ............     2,800           69,160
Esterline Technologies Corp.
  (a)..........................     5,000          108,750
Harsco Corp. ..................     1,200           32,556
Kennametal, Inc. ..............     1,200           44,280
Manitowoc, Inc. ...............     1,800           53,100
Milacron, Inc. ................     2,200           34,474
Mueller Industries, Inc. (a)...     2,200           72,402
Reliance Steel & Aluminum
  Co. .........................     7,995          205,730
SPS Technologies, Inc. (a).....       700           33,180
                                                ----------
                                                   653,632
                                                ----------

                                   SHARES         VALUE
                                ------------   ------------
INFORMATION TECHNOLOGY--12.8%
APPLICATIONS SOFTWARE--1.9%
Barra, Inc. (a)................     1,200       $   48,697
Compuware Corp. ...............     6,800           95,132
Dendrite International, Inc.
  (a)..........................     1,800           19,980
Imation Corp. .................     1,400           35,280
RSA Security, Inc. (a).........       300            9,285
Reynolds & Reynolds Co. .......     5,000          109,750
                                                ----------
                                                   318,124
                                                ----------
COMPUTER STORAGE & PERIPHERALS--0.4%
InFocus Systems, Inc. (a)......     1,800           36,702
Maxtor Corp. ..................     4,504           23,646
                                                ----------
                                                    60,348
                                                ----------
ELECTRONIC EQUIPMENT & INSTRUMENTS--3.2%
Amphenol Corp. ................     4,250          170,213
Kemet Corp. (a)................       700           13,867
Millipore Corp. ...............     3,100          192,138
Park Electrochemical Corp. ....     3,100           81,840
Plexus Corp. ..................       200            6,600
Richardson Electronics,
  Ltd. ........................     2,100           29,400
Tektronix, Inc. ...............     1,000           27,150
Varian, Inc. (a)...............       300            9,690
                                                ----------
                                                   530,898
                                                ----------
INFORMATION TECHNOLOGY CONSULTING &
  SERVICES--1.9%
Affiliated Computer Services,
  Inc. Class A.................     1,600          115,056
CACI International, Inc. Class
  A (a)........................     1,600           75,200
KPMG Consulting, Inc. .........     6,200           95,170
ProQuest Co. ..................     1,000           30,990
                                                ----------
                                                   316,416
                                                ----------
NETWORKING EQUIPMENT--0.4%
Anixter International, Inc.
  (a)..........................     2,100           64,470
                                                ----------
OFFICE ELECTRONICS--0.9%
Zebra Technologies Corp. Class
  A (a)........................     3,100          152,272
                                                ----------
SEMICONDUCTOR EQUIPMENT--0.9%
ASM Lithography Holding NV.....     3,343           74,382
Cymer, Inc. (a)................       900           22,761
Lam Research Corp. (a).........     1,000           29,650
MKS Instruments, Inc. .........       900           25,920
                                                ----------
                                                   152,713
                                                ----------

                       See Notes to Investment Portfolio.

--------------------------------------------------------------------------------
INVESTMENT PORTFOLIO (CONTINUED)
Colonial Small Cap Value Fund, Variable Series / June 30, 2001 (Unaudited)
--------------------------------------------------------------------------------

                                   SHARES         VALUE
                                ------------   ------------
SEMICONDUCTORS--1.1%
Actel Corp. (a)................     1,300       $   31,915
Cypress Semiconductor Corp.
  (a)..........................       900           21,465
General Semiconductor, Inc.
  (a)..........................     2,200           23,012
Integrated Device Technology,
  Inc. (a).....................       300            9,507
International Rectifier Corp.
  (a)..........................     1,800           61,380
SemTech Corp. (a)..............     1,300           39,000
                                                ----------
                                                   186,279
                                                ----------
SYSTEMS SOFTWARE--0.7%
Borland Software Corp. ........     2,400           37,440
Progress Software Corp. .......     1,800           29,160
Sybase, Inc. (a)...............     2,900           47,705
                                                ----------
                                                   114,305
                                                ----------
TECHNOLOGY HARDWARE & EQUIPMENT--0.4%
Compaq Computer Corp. .........     4,100           63,509
                                                ----------
TELECOMMUNICATIONS EQUIPMENT--1.0%
Advanced Fibre Communications,
  Inc. (a).....................     1,000           21,000
Andrew Corp. (a)...............     6,600          121,770
CommScope, Inc. (a)............     1,200           28,200
Glenayre Technologies, Inc.
  (a)..........................     3,500            4,480
                                                ----------
                                                   175,450
                                                ----------
MATERIALS--3.6%
COMMODITY CHEMICALS--0.1%
NOVA Chemicals Corp. ..........     1,000           20,690
                                                ----------
CONSTRUCTION MATERIALS--0.5%
Centex Construction Products,
  Inc. ........................     1,000           32,500
Texas Industries, Inc. ........     1,600           55,024
                                                ----------
                                                    87,524
                                                ----------
CONTAINERS & PACKAGING--0.5%
Longview Fibre Co. ............     4,000           49,280
Packaging Corp. of America.....     2,670           41,465
                                                ----------
                                                    90,745
                                                ----------
DIVERSIFIED CHEMICALS--0.8%
Engelhard Corp. ...............     5,300          136,687
                                                ----------
SPECIALTY CHEMICALS--1.7%
Albemarle Corp. ...............     1,400           32,438
Cytec Industries, Inc. (a).....     3,700          140,600
Lubrizol Corp. ................     1,800           55,890
PolyOne Corp. .................     6,100           63,501
                                                ----------
                                                   292,429
                                                ----------
MEDIA--2.0%
ADVERTISING--0.5%
Advo, Inc. ....................     1,400           47,810
Interpublic Group of Cos.,
  Inc. ........................     1,140           33,459
                                                ----------
                                                    81,269
                                                ----------

                                   SHARES         VALUE
                                ------------   ------------
BROADCASTING & CABLE--1.1%
Emmis Communications Corp.
  Class A (a)..................     2,400       $   73,800
Mediacom Communications
  Corp. .......................     5,500           97,130
USA Networks, Inc. (a).........       548           15,448
                                                ----------
                                                   186,378
                                                ----------
PUBLISHING & PRINTING--0.4%
Knight-Ridder, Inc. ...........       900           53,370
Penton Media, Inc. ............     1,000           17,500
                                                ----------
                                                    70,870
                                                ----------
METALS & MINING--0.1%
DIVERSIFIED METALS & MINING--0.0%
Peabody Energy Corp. ..........       100            3,275
                                                ----------
METALS & MINING--0.1%
Bethlehem Steel Corp. (a)......     4,200            8,484
                                                ----------
PAPER & FOREST PRODUCTS--1.1%
FOREST PRODUCTS--0.6%
Rayonier, Inc. ................     2,000           92,900
                                                ----------
PAPER PRODUCTS--0.5%
Boise Cascade Corp. ...........     1,300           45,721
Glatfelter (P.H.) Co. .........     3,100           44,206
                                                ----------
                                                    89,927
                                                ----------
PHARMACEUTICALS & BIOTECHNOLOGY--0.4%
BIOTECHNOLOGY--0.1%
Vical, Inc. (a)................     1,200           16,776
                                                ----------
PHARMACEUTICALS--0.3%
Shire Pharmaceuticals Group PLC
  ADR (a)......................       926           51,371
                                                ----------
RETAILING--1.8%
GENERAL MERCHANDISE STORES--0.3%
Ross Stores, Inc. .............     2,200           52,690
                                                ----------
SPECIALTY STORES--1.5%
Rent-A-Center, Inc. (a)........     1,000           52,600
Zale Corp. (a).................     6,000          202,200
                                                ----------
                                                   254,800
                                                ----------
TELECOMMUNICATION SERVICES--0.2%
Boston Communications
  Group (a)....................     2,100           30,240
                                                ----------

                       See Notes to Investment Portfolio.

--------------------------------------------------------------------------------
INVESTMENT PORTFOLIO (CONTINUED)
Colonial Small Cap Value Fund, Variable Series / June 30, 2001 (Unaudited)
--------------------------------------------------------------------------------

                                   SHARES         VALUE
                                ------------   ------------
UTILITIES--4.2%
ELECTRIC UTILITIES--2.4%
Cleco Corp. ...................     1,800       $   40,950
Idacorp, Inc. .................     2,000           69,760
Public Service Co. of New
  Mexico.......................     3,500          112,350
RGS Energy Group, Inc. ........     2,800          105,000
UIL Holdings Corp. ............       900           43,731
WPS Resources Corp. ...........       900           31,725
                                                ----------
                                                   403,516
                                                ----------
GAS UTILITIES--1.6%
Energen Corp. .................     3,200           88,320
NUI Corp. .....................     1,200           27,696
Northwest Natural Gas Co. .....     2,800           69,720
Oneok, Inc. ...................     4,400           86,680
                                                ----------
                                                   272,416
                                                ----------
MULTI-UTILITIES--0.2%
Vectren Corp. .................     1,400           28,980
                                                ----------
TOTAL COMMON STOCKS
  (cost $12,493,503)........................    14,740,869
                                                ----------

                                    PAR           VALUE
                                ------------   ------------
SHORT-TERM OBLIGATION--13.2%
Repurchase agreement with SBC
  Warburg, Ltd., dated 6/29/01
  at 3.950%, due 7/2/01
  collateralized by U.S.
  Treasury Notes with various
  maturities to 2026, market
  value $2,266,990
  (Repurchase proceeds $2,228,733)
  (cost of $2,228,000).........  $2,228,000    $ 2,228,000
                                               -----------
TOTAL INVESTMENTS
  (cost $14,721,503) (b)....................    16,968,869
OTHER ASSETS & LIABILITIES, NET--(0.7)%.....      (115,252)
                                               -----------
NET ASSETS--100.0%..........................   $16,853,617
                                               ===========
NOTES TO INVESTMENT PORTFOLIO:

(a) Non-income producing.
(b) Cost for both financial statement and federal income tax purposes is the same.

       ACRONYM                      NAME
       -------                      ----
         ADR             American Depositary Receipt

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
STATEMENT OF ASSETS & LIABILITIES
Colonial Small Cap Value Fund, Variable Series / June 30, 2001 (Unaudited)
--------------------------------------------------------------------------------

ASSETS:
Investments, at value (cost of $12,493,503).................    $14,740,869
Short-term obligations......................................      2,228,000
Cash........................................................            140
Receivable for:
  Investments sold..........................................         14,856
  Fund shares sold..........................................            581
  Dividends.................................................          9,845
  Expense reimbursement due from Manager/Distributor........          2,553
Other assets................................................            495
                                                                -----------
         TOTAL ASSETS.......................................     16,997,339
                                                                -----------
LIABILITIES:
Payable for:
  Investments purchased.....................................        129,127
  Management fee............................................         10,509
  Bookkeeping fee...........................................          2,219
  Trustees' fee.............................................          1,248
  Custody fee...............................................            619
                                                                -----------
         TOTAL LIABILITIES..................................        143,722
                                                                -----------
NET ASSETS..................................................    $16,853,617
                                                                ===========
COMPOSITION OF NET ASSETS:
Paid in capital.............................................    $14,539,598
Undistributed net investment income.........................         28,309
Accumulated net realized gain...............................         38,344
Net unrealized appreciation on investments..................      2,247,366
                                                                -----------
NET ASSETS..................................................    $16,853,617
                                                                ===========
NET ASSET VALUE PER SHARE--CLASS A ($8,983,940/779,895).....         $11.52
                                                                ===========
NET ASSET VALUE PER SHARE--CLASS B ($7,869,677/683,438).....         $11.51
                                                                ===========

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
For the Six Months Ended June 30, 2001 (Unaudited)
--------------------------------------------------------------------------------

INVESTMENT INCOME:
  Dividend income...........................................    $    60,886
  Interest income...........................................         40,034
                                                                -----------
    Total Investment Income.................................        100,920
EXPENSES:
  Management fee............................................         53,191
  Distribution fee--Class B.................................          6,914
  Transfer agent fee........................................          3,799
  Bookkeeping fee...........................................          7,396
  Trustees' fee.............................................          2,496
  Custody fee...............................................          3,712
  Audit fee.................................................          9,703
  Other expenses............................................          1,057
                                                                -----------
    Total Expenses..........................................         88,268
  Fees and expenses reimbursed by Manager--Class A..........         (4,846)
  Fees and expenses reimbursed by Manager--Class B..........         (3,215)
  Fees waived by Distributor--Class B.......................         (6,914)
                                                                -----------
    Net Expenses............................................         73,293
                                                                -----------
Net Investment Income.......................................         27,627
                                                                -----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain on investments............................        115,476
                                                                -----------
Net change in unrealized appreciation/depreciation on
  investments...............................................        908,023
                                                                -----------
Net Gain....................................................      1,023,499
                                                                -----------
Increase in Net Assets from Operations......................    $ 1,051,126
                                                                ===========

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
Colonial Small Cap Value Fund, Variable Series
--------------------------------------------------------------------------------

                                                              (UNAUDITED)
                                                              SIX MONTHS         YEAR
                                                                 ENDED          ENDED
                                                               JUNE 30,      DECEMBER 31,
INCREASE (DECREASE) IN NET ASSETS:                               2001          2000(a)
----------------------------------                            -----------    ------------
OPERATIONS:
Net investment income.......................................  $    27,627    $    53,119
Net realized gain on investments............................      115,476        245,827
Net change in unrealized appreciation/depreciation on
  investments...............................................      908,023      1,090,750
                                                              -----------    -----------
  Net Increase from Operations..............................    1,051,126      1,389,696
                                                              -----------    -----------
DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income--Class A.........................           --        (35,161)
From net investment income--Class B.........................           --        (15,832)
From net realized gain--Class A.............................           --        (43,518)
From net realized gain--Class B.............................           --        (19,599)
                                                              -----------    -----------
  Total Distributions Declared to Shareholders..............           --       (114,110)
                                                              -----------    -----------
SHARE TRANSACTIONS:
Subscriptions--Class A......................................    4,691,292      3,703,891
Distributions reinvested--Class A...........................           --         78,679
Redemptions--Class A........................................   (3,877,206)    (1,094,196)
                                                              -----------    -----------
  Net Increase--Class A.....................................      814,086      2,688,374
                                                              -----------    -----------
Subscriptions--Class B......................................    7,445,912      3,344,146
Distributions reinvested--Class B...........................           --         35,431
Redemptions--Class B........................................   (3,542,020)       (75,574)
                                                              -----------    -----------
  Net Increase--Class B.....................................    3,903,892      3,304,003
                                                              -----------    -----------
Net Increase from Share Transactions........................    4,717,978      5,992,377
                                                              -----------    -----------
Total Increase in Net Assets................................    5,769,104      7,267,963
NET ASSETS:
Beginning of period.........................................   11,084,513      3,816,550
                                                              -----------    -----------
End of period (including undistributed net investment income
  of $28,309 and $682, respectively)........................  $16,853,617    $11,084,513
                                                              ===========    ===========
CHANGES IN SHARES OF BENEFICIAL INTEREST:
Subscriptions--Class A......................................      432,220        393,662
Issued for reinvestment of distributions--Class A...........           --          7,333
Redemptions--Class A........................................     (362,100)      (109,838)
                                                              -----------    -----------
  Net Increase--Class A.....................................       70,120        291,157
                                                              -----------    -----------
Subscriptions--Class B......................................      692,300        327,403
Issued for reinvestment of distributions--Class B...........           --          3,302
Redemptions--Class B........................................     (332,191)        (7,376)
                                                              -----------    -----------
  Net Increase--Class B.....................................      360,109        323,329
                                                              -----------    -----------
Net Increase in Shares of Beneficial Interest...............      430,229        614,486
                                                              -----------    -----------

(a) Class B shares were initially offered on June 1, 2000.

                       See Notes to Financial Statements.

                   NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

NOTE 1. ORGANIZATION AND ACCOUNTING POLICIES

  ORGANIZATION--Colonial Small Cap Value Fund, Variable Series (the "Fund"), a series of Liberty Variable Investment Trust (the "Trust"), is a diversified portfolio of a Massachusetts business trust, registered under the Investment Company Act of 1940, as amended as an open-end management investment company. The Fund's investment objective is to seek long-term growth by investing primarily in smaller capitalization stocks of U.S. companies. The Fund's capitalization consists of an unlimited number of shares of beneficial interest without par value that represent a separate series of the Trust. The Fund offers two classes of shares: Class A and Class B. Class B shares are subject to an annual distribution fee. Each share of the Fund represents an equal proportionate beneficial interest in the Fund and, when issued and outstanding, is fully paid and nonassessable. Shareholders would be entitled to share proportionally in the net assets of the Fund available for distribution to shareholders upon liquidation of the Fund. Shares of the Fund are available and are being marketed exclusively as a pooled funding vehicle for variable annuity contracts ("VA contracts") and Variable Life Insurance Policies ("VLI Policies") offered by the separate accounts of the life insurance companies ("Participating Insurance Companies"). Certain Participating Insurance Companies are affiliated with the Investment Advisor and sub-advisers to the Fund ("Affiliated Participating Insurance Companies"). Such Affiliated Participating Insurance Companies are Keyport Life Insurance Company ("Keyport"), Keyport Benefit Life Insurance Company ("Keyport Benefit"), Independence Life & Annuity Company ("Independence") and Liberty Life Assurance Company of Boston ("Liberty Life"). The Participating Insurance Companies and their separate accounts own all the shares of the Fund. Liberty Advisory Services Corp. (the "Manager") ("LASC"), provides investment management and advisory services to the Fund pursuant to its Management Agreement with the Fund. Colonial Management Associates, Inc. ("Colonial") provides sub-advisory services. LASC has delegated various administrative matters to Colonial. Colonial also provides pricing and bookkeeping services to the Fund. Liberty Funds Distributor, Inc. ("LFD") serves as the principal underwriter of the Fund. The Manager, Colonial, LFD, Keyport, Keyport Benefit and Independence are wholly-owned indirect subsidiaries of Liberty Financial Companies, Inc. ("LFC"). As of June 30, 2001, Liberty Mutual Insurance Companies ("Liberty Mutual") owned approximately 70.46% of the outstanding voting shares of LFC. Liberty Life is a subsidiary of Liberty Mutual.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

  SECURITY VALUATION AND TRANSACTIONS--Equity securities generally are valued at the last sale price or, in the case of unlisted or listed securities for which there were no sales during the day, at current quoted bid prices.

Short-term obligations with a maturity of 60 days or less are valued at amortized cost.

Portfolio positions for which market quotations are not readily available are valued at fair value under procedures approved by the Trustees.

Security transactions are accounted for on the date the securities are purchased, sold or mature.

Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

  DETERMINATION OF CLASS NET ASSET VALUES AND FINANCIAL HIGHLIGHTS--All income, expenses (other than the Class B distribution fee), and realized and unrealized gains (losses) are allocated to each class proportionately on a daily basis for purposes of determining the net asset value of each class.

The per share data was calculated using average shares outstanding during the period. In addition, Class B net investment income per share data and, ratios reflect the distribution fee applicable to Class B shares only.

  FEDERAL INCOME TAXES--Consistent with the Fund's policy to qualify as a regulated investment company and to distribute all of its taxable income, no federal income tax has been accrued.

  DISTRIBUTIONS TO SHAREHOLDERS--The Fund intends to distribute as income dividends or capital gains distributions, at least annually, substantially all of its net investment income and net profits realized from the sale of investments. All dividends and distributions are reinvested in additional shares of the Fund at net asset value as of the record date of the distribution. Income and capital gain distributions are determined in accordance with federal income tax regulations.

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

  OTHER--Interest income is recorded on the accrual basis. Corporate actions and dividend income are recorded on the ex-date.

The Fund's custodian takes possession through the federal book-entry system of securities collateralizing repurchase agreements. Collateral is marked-to-market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund. The Fund may experience costs and delays in liquidating the collateral if the issuer defaults or enters bankruptcy.

NOTE 2. FEES AND COMPENSATION PAID TO AFFILIATES:

  MANAGEMENT AND SUB-ADVISORY FEES--The Manager receives a monthly fee equal to 0.80% annually of the Fund's average daily net assets. The Manager, out of the management fee it receives, pays Colonial a monthly sub-advisory fee equal to 0.60% annually of the Fund's average daily net assets.

  BOOKKEEPING FEE--Colonial provides bookkeeping and pricing services for a monthly fee equal to $27,000 annually plus 0.040% of the Fund's average net assets over $50 million.

  TRANSFER AGENT FEE--Liberty Funds Services, Inc. (the "Transfer Agent"), an affiliate of the Manager, provides shareholder services for an annual rate of $7,500.

  DISTRIBUTION FEE--The Fund has adopted a 12b-1 plan which requires it to pay LFD a monthly distribution fee totaling 0.25% annually on Class B net assets as of the 20th of each month.

  EXPENSE LIMITS--The Manager and LFD have voluntarily agreed to reimburse all expenses, including management fees and distribution fees, but excluding interest, taxes, brokerage and extraordinary expenses incurred by the Fund in excess of 1.10% of average daily net assets annually. LFD will first reimburse the Class B distribution fee up to 0.25% annually to reach the 1.10% on Class B expenses. If additional reimbursement is needed to meet the limit for each Class, the Manager will then reimburse other expenses to the extent necessary. If additional reimbursement is still needed to reach the expense limit, the Manager will then waive a portion of its management fee to reach the expense limit. This arrangement may be terminated or modified by the Manager or LFD at any time.

  OTHER--The Fund pays no compensation to its officers, all of whom are employees of Colonial.

The Fund's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

NOTE 3. PORTFOLIO INFORMATION

  INVESTMENT ACTIVITY--During the six months ended June 30, 2001, purchases and sales of investments, other than short term obligations, were $5,456,684 and $1,874,953, respectively.

Unrealized appreciation (depreciation) at June 30, 2001, based on cost of investments for both financial statement and federal income tax purposes was:

Gross unrealized appreciation  $2,956,322
Gross unrealized depreciation    (708,956)
                               ----------
  Net unrealized appreciation  $2,247,366
                               ==========

  OTHER--The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

NOTE 4. OTHER RELATED PARTY TRANSACTIONS

During the six-months ended June 30, 2001, the Fund used AlphaTrade, Inc., a wholly owned subsidiary of Colonial, as a broker. Total commissions paid to AlphaTrade, Inc. during the period were $60,409.

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
Colonial Small Cap Value Fund, Variable Series--Class B Shares
--------------------------------------------------------------------------------

                                                              (UNAUDITED)
                                                              SIX MONTHS        PERIOD
                                                                 ENDED          ENDED
                                                               JUNE 30,      DECEMBER 31,
                                                                 2001          2000(a)
                                                              -----------    ------------
NET ASSET VALUE, BEGINNING OF PERIOD........................    $10.73          $ 9.21
                                                                ------          ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (b)...................................      0.02            0.06
Net realized and unrealized gain on investments.............      0.76            1.57
                                                                ------          ------
     Total from Investment Operations.......................      0.78            1.63
                                                                ------          ------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS
From net investment income..................................        --           (0.05)
From net realized gains.....................................        --           (0.06)
                                                                ------          ------
     Total Distributions Declared to Shareholders...........        --           (0.11)
                                                                ------          ------
NET ASSET VALUE, END OF PERIOD..............................    $11.51          $10.73
                                                                ======          ======
Total return (c)(d)(e)(f)...................................      7.27%          17.72%
RATIOS TO AVERAGE NET ASSETS:
Expenses (g)(h).............................................      1.10%           1.10%
Net investment income (g)(h)................................      0.41%           1.01%
Waiver/reimbursement (h)....................................      0.37%           1.07%
Portfolio turnover rate (f).................................        16%             54%
Net assets, end of period (000's)...........................    $7,870          $3,469

 (a) Class B Shares were initially offered on June 1, 2000.
 (b) Per share data was calculated using average shares outstanding during the period.
 (c) Total return at net asset value assuming all distributions reinvested.
 (d) Had the Distributor and the Manager not waived or reimbursed a portion of expenses, total return would have been reduced.
 (e) Total return figure does not include any insurance company charges associated with a variable annuity. If included, total return would be reduced.
 (f) Not annualized.
 (g) The benefits derived from custody credits and directed brokerage arrangements had no impact.
 (h) Annualized.

--------------------------------------------------------------------------------
PORTFOLIO MANAGERS' DISCUSSION
Colonial Strategic Income Fund, Variable Series / June 30, 2001
--------------------------------------------------------------------------------

   Colonial Strategic Income Fund, Variable Series seeks current income consistent with prudent risk and maximizing total return.

   Carl C. Ericson and Laura A. Ostrander are the fund's portfolio managers. They are also senior vice presidents of Colonial Management Associates, Inc. Mr. Ericson is also director of the Taxable Fixed Income Department.

     For the six months ended June 30, 2001, Colonial Strategic Income Fund, Variable Series underperformed its benchmark. We attributed this underperformance in part to the portfolio's weighting in the high yield sector, which underperformed during the period. At the end of the period, approximately 40% of the portfolio was invested in high yield corporate bonds and preferred stock. While this is still the largest segment of the portfolio, it represents our lowest high yield weighting in several years.

     Despite the uncertainty and volatile conditions throughout the bond market, we stuck to our time-tested strategy, which has historically provided strong returns. We remain committed to maintaining a well-diversified portfolio which is invested across three sectors of the bond market: US government bonds, high yield corporate bonds and foreign bonds. Historically, these markets generally react differently to market conditions, which allows the fund to seek income from all three sectors with less volatility than is typically associated with single-market investing. However, the six-month period did not favor this approach as all three markets occasionally hit a rough spot at the same time.

IMPACT OF INTEREST RATE CUTS LESS DRAMATIC THAN EXPECTED
The Federal Reserve Board aggressively cut key short-term interest rates during the first half of 2001. While these cuts were intended to stimulate economic activity, the immediate impact on growth has actually not been all that dramatic. Early in the period, the bond market, and especially the high yield market, reacted positively and bond prices increased. As the period progressed, however, investor worries about whether the Fed would reduce rates enough, whether the economy would turn around and whether inflation would surface created a difficult environment for bonds. We expect these rate cuts will have a positive long-term impact on the economy, but the immediate impact was limited.

MARKET WEIGHTINGS SHIFTED SLIGHTLY
Although all three of our investment markets experienced uncertainty and difficulties during the period, we made relatively few shifts in market weighting. We slightly decreased our weighting in high yield bonds and preferred stock (from 39.4% of net assets at the beginning of the period to 38.9% at period-end) and reduced our weighting in US government and agency bonds (32.2% at December 31, 2000 versus 27.9% at June 30, 2001). Based on strength in emerging markets early in the period, our holdings in foreign government bonds increased (23.8% as of December 31, 2000 versus 27.5% as of June 30, 2001).

MARKET CONDITIONS EXPECTED TO IMPROVE
We have just come through a period of rapid change in the bond market. Over the long term, we expect the Fed easing will benefit corporate cash flows, which should in turn benefit the high yield market in particular. We also expect that high yield defaults will begin to decrease as bank liquidity and credit conditions improve. Historically, the high yield market has reacted well under these circumstances. While we remain committed to our three-market investment strategy, we intend to maintain an overweighted position in the high yield sector in order to take advantage of this anticipated rebound.

                       ---------------------------------

Strategic investing offers attractive income and total return opportunities, but also involves certain risks. The value and return of your investment may fluctuate as a result of changes in interest rates, the financial strength of issuers of lower-rated bonds, foreign, political and economic developments, and changes in currency exchange rates.

Holdings are disclosed as a percentage of net assets as of June 30, 2001, and are subject to change.

--------------------------------------------------------------------------------
FUND PERFORMANCE
Colonial Strategic Income Fund, Variable Series / June 30, 2001
--------------------------------------------------------------------------------

                                                          CLASS B(1)
---------------------------------------------------------------------
Inception date                                              6/1/00
Net asset value per share as of 12/31/00 ($)                  9.41
Net asset value per share as of 6/30/01 ($)                   9.46
---------------------------------------------------------------------

              AVERAGE ANNUAL TOTAL RETURN AS OF JUNE 30, 2001 (%)
--------------------------------------------------------------------------------
                                 6-MONTH                                LIFE OF
                               (CUMULATIVE)     1-YEAR      5-YEAR       FUND
Class B(1)                         0.53           0.60       5.12        6.53
Lehman Brothers
  Government/Credit Index          3.51          11.13       7.38        7.74(2)
--------------------------------------------------------------------------------

                    CHANGE IN VALUE OF A $10,000 INVESTMENT
        CLASS B SHARES(1) VS. LEHMAN BROTHERS GOVERNMENT/CREDIT INDEX(2)

                            7/5/1994(3) - 6/30/2001

                                                                   CLASS B SHARES            LEHMAN BROS. GOVERNMENT/CREDIT INDEX
                                                                   --------------            ------------------------------------
                                                                      10000.00                             10000.00
                                                                      10080.00                             10200.00
                                                                      10130.40                             10204.10
                                                                      10090.90                             10050.00
                                                                      10131.30                             10038.90
                                                                      10020.80                             10020.90
12/94                                                                 10110.00                             10087.00
                                                                      10244.50                             10280.70
                                                                      10492.40                             10519.20
                                                                      10678.10                             10589.70
                                                                      10874.60                             10737.90
                                                                      11173.60                             11187.80
6/95                                                                  11225.00                             11277.30
                                                                      11328.30                             11233.40
                                                                      11328.30                             11377.20
                                                                      11524.30                             11493.20
                                                                      11678.70                             11662.20
                                                                      11792.00                             11854.60
12/95                                                                 11959.40                             12028.80
                                                                      12134.00                             12103.40
                                                                      12035.80                             11846.80
                                                                      11981.60                             11747.30
                                                                      12035.50                             11666.30
                                                                      12046.30                             11646.40
6/96                                                                  12122.20                             11801.30
                                                                      12220.40                             11828.50
                                                                      12362.20                             11798.90
                                                                      12611.90                             12008.90
                                                                      12807.40                             12288.70
                                                                      13112.20                             12514.80
12/96                                                                 13134.50                             12375.90
                                                                      13099.00                             12390.80
                                                                      13194.70                             12416.80
                                                                      13004.70                             12269.00
                                                                      13171.10                             12448.20
                                                                      13385.80                             12563.90
6/97                                                                  13575.90                             12714.70
                                                                      13897.60                             13103.80
                                                                      13803.10                             12957.00
                                                                      14101.30                             13160.40
                                                                      14125.20                             13371.00
                                                                      14197.30                             13441.90
12/97                                                                 14335.00                             13583.00
                                                                      14565.80                             13774.50
                                                                      14603.70                             13747.00
                                                                      14705.90                             13789.60
                                                                      14770.60                             13858.50
                                                                      14835.60                             14006.80
6/98                                                                  14860.80                             14149.70
                                                                      14990.10                             14161.00
                                                                      14435.50                             14437.20
                                                                      14757.40                             14850.00
                                                                      14782.40                             14744.60
                                                                      15206.70                             14833.10
12/98                                                                 15197.60                             14870.20
                                                                      15320.70                             14975.70
                                                                      15143.00                             14619.30
                                                                      15348.90                             14692.40
                                                                      15554.60                             14729.20
                                                                      15238.80                             14577.40
6/99                                                                  15252.50                             14532.30
                                                                      15238.80                             14491.60
                                                                      15184.00                             14480.00
                                                                      15266.00                             14610.30
                                                                      15266.00                             14648.30
                                                                      15362.10                             14639.50
12/99                                                                 15468.10                             14550.20
                                                                      15319.60                             14545.80
                                                                      15512.70                             14727.60
                                                                      15453.70                             14941.20
                                                                      15320.80                             14868.00
                                                                      15187.50                             14854.60
6/00                                                                  15470.00                             15157.60
                                                                      15589.10                             15318.30
                                                                      15737.20                             15534.30
                                                                      15565.70                             15593.30
                                                                      15268.40                             15691.60
                                                                      15016.40                             15959.90
12/00                                                                 15479.00                             16274.30
                                                                      16119.80                             16547.70
                                                                      16169.80                             16718.10
                                                                      15807.60                             16795.10
                                                                      15627.40                             16669.10
                                                                      15743.00                             16765.80
6/01                                                                  15559.00                             16846.20

PAST PERFORMANCE CANNOT PREDICT FUTURE INVESTMENT RESULTS. SHARE PRICE AND INVESTMENT RETURN WILL VARY, SO YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. Total return performance includes changes in share price and reinvestment of all distributions. The Lehman Brothers Government/Credit Index is an unmanaged index that tracks the performance of a selection of US government and investment grade US corporate bonds. Indexes are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index.

MUTUAL FUND PERFORMANCE CHANGES OVER TIME. CURRENT RETURNS FOR THE FUND MAY BE DIFFERENT THAN THAT SHOWN.

Performance numbers reflect all fund expenses, but do not include any insurance charges imposed by your insurance company's separate accounts. If performance included the effect of these additional charges, it would be lower.

(1) Class B share (newer class shares) performance information includes returns of the fund's class A shares (the oldest existing fund class) for periods prior to the inception of the newer class shares. These class A share returns were not restated to reflect any expense differential (e.g., Rule 12b-1 fees) between class A shares and the newer class shares. If differences in expenses were reflected, the returns for the periods prior to the inception of the new class of shares would be lower.

(2) Index performance is from June 30, 1994.

(3) Inception date of class A shares (oldest existing share class).

--------------------------------------------------------------------------------
INVESTMENT PORTFOLIO
Colonial Strategic Income Fund, Variable Series / June 30, 2001 (Unaudited)
--------------------------------------------------------------------------------

                                  PAR           VALUE
                             -------------   ------------
BONDS & NOTES--92.8%
CORPORATE FIXED INCOME BONDS & NOTES--37.4%
CONSTRUCTION--0.3%
BUILDING CONSTRUCTION--0.3%
Atrium Companies, Inc.,
  10.500% 5/1/09............ $     500,000   $    457,500
                                             ------------
FINANCE, INSURANCE & REAL ESTATE--1.7%
DEPOSITORY INSTITUTIONS--0.8%
Beverly Enterprises, Inc.,
  9.000% 2/15/06............       525,000        536,156
Sovereign Bancorp, Inc.,
  10.500% 11/15/06..........       550,000        592,108
                                             ------------
                                                1,128,264
                                             ------------
FINANCIAL SERVICES--0.7%
Alamosa Delaware, Inc.,
  12.500% 2/1/11 (a)........       250,000        225,000
Ono Finance PLC,
  13.000% 5/1/09............       500,000        390,000
  14.000% 7/15/10...........       450,000        294,282
  14.000% 2/15/11 (a).......       150,000        123,000
                                             ------------
                                                1,032,282
                                             ------------
INSURANCE CARRIERS--0.2%
Conseco, Inc.,
  10.750% 6/15/08...........       325,000        318,500
                                             ------------
MANUFACTURING--12.1%
CHEMICALS & ALLIED PRODUCTS--2.1%
Agricultural Minerals Co.,
  LP, 10.750% 9/30/03.......       340,000        292,400
Huntsman ICI Holdings LLC,
  (c) 12/31/09..............     1,760,000        528,000
HydroChem Industrial
  Services, 10.375%
  8/1/07....................       350,000        273,000
Lyondell Chemical Co.,
  10.875% 5/1/09............       230,000        229,425
Messer Griesheim Holdings,
  10.375% 6/1/11............       500,000        440,574
PCI Chemicals Canada, Inc.,
  9.250% 10/15/07 (d).......       235,000        112,800
Sterling Chemicals, Inc.:
  11.250% 4/1/07............       750,000        176,250
  11.750% 8/15/06...........       225,000         52,875
Terra Industries, Inc.,
  10.500% 6/15/05...........       410,000        344,400
Texas Petrochemical Corp.,
  11.125% 7/1/06............       605,000        538,450
                                             ------------
                                                2,988,174
                                             ------------
ELECTRONIC & ELECTRICAL EQUIPMENT--1.2%
Amphenol Corp.,
  9.875% 5/15/07............        50,000         52,500
Avist Corp.,
  9.750% 6/1/08 (a).........       125,000        134,813

                                  PAR           VALUE
                             -------------   ------------
Ekabel Hessen,
  14.500% 9/1/10 (a)........ $     330,000   $    254,100
Flextronics International,
  Ltd., 9.875% 7/1/10.......       300,000        300,000
TransDigm, Inc.,
  10.375% 12/1/08...........     1,000,000        970,000
                                             ------------
                                                1,711,413
                                             ------------
FABRICATED METAL--0.3%
Earle M. Jorgensen & Co.,
  9.500% 4/1/05.............       150,000        144,000
Euramax International PLC,
  11.250% 10/1/06...........       330,000        264,000
                                             ------------
                                                  408,000
                                             ------------
FOOD & KINDRED PRODUCTS--0.5%
Premier International Foods
  PLC, 12.000% 9/1/09.......       750,000        765,000
                                             ------------
FURNITURE & FIXTURES--0.1%
Juno Lighting, Inc.,
  11.875% 7/1/09............       260,000        244,400
                                             ------------
MACHINERY & COMPUTER EQUIPMENT--0.7%
Numatics, Inc.,
  9.625% 4/1/08.............       650,000        409,500
Sequa Corp.,
  8.875% 4/1/08 (a).........       300,000        305,250
Tritel PCS, Inc.,
  stepped coupon,
  (12.750% 5/15/04)
  (b) 5/15/09...............       110,000         69,850
Tritel PCS, Inc.,
  10.375% 1/15/11...........       345,000        310,500
                                             ------------
                                                1,095,100
                                             ------------
MEASURING & ANALYZING INSTRUMENTS--0.1%
Envirosource, Inc.,
  9.750% 6/15/03 (d)........       500,000        100,000
                                             ------------
MISCELLANEOUS MANUFACTURING--2.5%
Actuant Corp.,
  13.000% 5/1/09............       275,000        284,625
Blount, Inc.,
  13.000% 8/1/09............       510,000        300,900
Eagle-Picher Industries,
  Inc.,
  9.375% 3/1/08.............       300,000        202,500
Insight Communications,
  stepped coupon,
  (12.250% 2/15/06)
  (b) 2/15/11 (a)...........       400,000        228,000
ISG Resources, Inc.,
  10.000% 4/15/08...........       580,000        307,400
Koppers Industries, Inc.,
  9.875% 12/1/07............       480,000        472,800
Owens-Illinois, Inc.,
  7.500% 5/15/10............       750,000        532,500

                       See Notes to Investment Portfolio.

--------------------------------------------------------------------------------
INVESTMENT PORTFOLIO (CONTINUED)
Colonial Strategic Income Fund, Variable Series / June 30, 2001 (Unaudited)
--------------------------------------------------------------------------------

                                  PAR           VALUE
                             -------------   ------------
Polymer Group, Inc.,
  9.000% 7/1/07............. $     410,000   $    155,800
Special Devices, Inc.,
  11.375% 12/15/08..........     1,000,000        450,000
Tekni-Plex, Inc.,
  12.750% 6/15/10...........       585,000        468,000
Werner Holding Co.,
  10.000% 11/15/07..........       175,000        168,875
                                             ------------
                                                3,571,400
                                             ------------
PAPER PRODUCTS--1.8%
Corp Durango SA de CV,
  13.125% 8/1/06............       280,000        284,900
Flowserve Corp.,
  12.250% 8/15/10...........       250,000        267,500
Gaylord Container Corp.,
  9.750% 6/15/07............       950,000        608,000
Riverwood International
  Corp.,
  10.875% 4/1/08............     1,105,000      1,071,850
Stone Container:
  9.250% 2/1/08 (a).........        75,000         76,125
  9.750% 2/1/11 (a).........       140,000        142,450
Tembec Industry,
  8.500% 2/1/11.............       175,000        177,625
                                             ------------
                                                2,628,450
                                             ------------
PETROLEUM REFINING--0.2%
Benton Oil & Gas Co.:
  9.375% 11/1/07............       445,000        267,000
  11.625% 5/1/03............        45,000         32,400
                                             ------------
                                                  299,400
                                             ------------
PRIMARY METAL--1.1%
Bayou Steel Corp.,
  9.500% 5/15/08............       500,000        267,500
Kaiser Aluminum & Chemcial
  Corp.,
  10.875% 10/15/06..........       825,000        792,000
Keystone Consolidated
  Industries, Inc.,
  9.625% 8/1/07.............       485,000         82,450
Renco Metals, Inc.,
  11.500% 7/1/03 (d)........       500,000         65,000
WCI Steel, Inc.,
  10.000% 12/1/04...........       605,000        421,988
Wheeling-Pittsburgh Corp.,
  9.250% 11/15/07 (d).......       750,000         22,500
                                             ------------
                                                1,651,438
                                             ------------
PRINTING & PUBLISHING--0.2%
Cable Satisfaction
  International, Inc.,
  12.750% 3/1/10............       515,000        257,500
                                             ------------

                                  PAR           VALUE
                             -------------   ------------
STONE, CLAY, GLASS & CONCRETE--0.2%
Anchor Gaming,
  9.875% 10/15/08........... $     225,000   $    238,500
                                             ------------
TRANSPORTATION EQUIPMENT--1.1%
BE Aerospace, Inc.,
  8.875% 5/1/11 (a).........       175,000        172,375
Collins & Aikman Products
  Co.,
  11.500% 4/15/06...........       500,000        475,000
Dura Operating Corp.,
  9.000% 5/1/09.............       375,000        346,875
Hayes Wheels International,
  Inc.,
  11.000% 7/15/06...........       310,000        263,500
LDM Technologies, Inc.,
  10.750% 1/15/07...........       465,000        279,000
                                             ------------
                                                1,536,750
                                             ------------
MINING & ENERGY--2.5%
GOLD & SILVER MINING--0.1%
Callahan Nordrhein-Westfalen
  Gmb,
  14.000% 7/15/10 (a).......       225,000        191,250
                                             ------------
OIL & GAS EXTRACTION--2.4%
HS Resources, Inc.,
  9.250% 11/15/06...........       320,000        335,200
Magnum Hunter Resources,
  Inc.,
  10.000% 6/1/07............       450,000        454,500
Mariner Energy, Inc.,
  10.500% 8/1/06............       375,000        369,844
Pemex Project Funding Master
  Trust,
  9.125% 10/13/10...........       950,000      1,001,870
Pogo Producing,
  8.250% 4/15/11............       600,000        600,000
Vintage Petroleum, Inc.,
  9.750% 6/30/09............       615,000        664,200
                                             ------------
                                                3,425,614
                                             ------------
RETAIL TRADE--0.2%
FOOD STORES--0.2%
Partner Communications Co.
  Ltd.,
  13.000% 8/15/10...........       300,000        270,000
                                             ------------
SERVICES--5.6%
AMUSEMENT & RECREATION--3.0%
Ameristar Casinos, Inc.,
  10.750% 2/15/09...........       215,000        224,675
Argosy Gaming Co.,
  10.750% 6/1/09............       450,000        484,313
Boyd Gaming Corp.,
  9.500% 7/15/07............       300,000        291,750

                       See Notes to Investment Portfolio.

--------------------------------------------------------------------------------
INVESTMENT PORTFOLIO (CONTINUED)
Colonial Strategic Income Fund, Variable Series / June 30, 2001 (Unaudited)
--------------------------------------------------------------------------------

                                  PAR           VALUE
                             -------------   ------------
Coast Hotels & Casinos,
  Inc.,
  9.500% 4/1/09............. $     550,000   $    565,813
Hollywood Casino Corp.,
  11.250% 5/1/07............       500,000        535,000
Hollywood Casino Shreveport,
  13.000% 8/1/06............       520,000        551,200
Hollywood Park, Inc.,
  9.250% 2/15/07............       750,000        697,500
Horseshoe Gaming, LLC,
  9.375% 6/15/07............       500,000        517,500
Penn National Gaming, Inc.,
  11.125% 3/1/08 (a)........       275,000        284,625
Six Flags, Inc.,
  9.500% 2/1/09 (a).........       145,000        145,363
                                             ------------
                                                4,297,739
                                             ------------
HEALTH SERVICES--2.2%
Alliance Imaging,
  10.375% 4/15/11 (a).......       310,000        316,200
Bio-Rad Laboratories, Inc.,
  11.625% 2/15/07...........       275,000        297,000
Dynacare, Inc.,
  10.750% 1/15/06...........       255,000        258,825
InSight Health Services
  Corp.,
  9.625% 6/15/08............       150,000        150,000
Magellan Health Services,
  Inc.:
  9.000% 2/15/08............       745,000        704,025
  9.375% 11/15/07 (a).......       210,000        213,675
Quest Diagnostic, Inc.,
  7.500% 7/12/11............       160,000        159,198
Tenet Healthcare Corp.:
  8.625% 1/15/07............       800,000        836,000
  9.250% 9/1/10.............       275,000        313,500
                                             ------------
                                                3,248,423
                                             ------------
HOTELS, CAMPS & LODGING--0.2%
MGM Mirage, Inc.,
  8.500% 9/15/10............       275,000        285,571
                                             ------------
OTHER SERVICES--0.2%
Intertek Finance PLC,
  10.250% 11/1/06...........       380,000        300,200
                                             ------------
TRANSPORTATION, COMMUNICATIONS, ELECTRIC, GAS & SANITARY
  SERVICES--15.0%
AIR TRANSPORTATION--0.7%
U.S. Air, Inc.,
  10.375% 3/1/13............       850,000        794,750
United Airlines, Inc.,
  9.200% 3/22/08............       221,427        235,799
                                             ------------
                                                1,030,549
                                             ------------
BROADCASTING--1.2%
Allbritton Communications
  Co.,
  9.750% 11/30/07...........       450,000        461,250
Cumulua Media, Inc.,
  10.375% 7/1/08............       100,000        100,000

                                  PAR           VALUE
                             -------------   ------------
LIN Holding Corp.,
  stepped coupon,
  (10.000% 3/1/03)
    (b) 3/1/08.............. $     370,000   $    285,825
SBA Communication Corp.,
  10.250% 2/1/09............       300,000        276,000
Sinclair Broadcast Group,
  Inc.,
  9.000% 7/15/07............       280,000        273,000
TV Azteca SA de CV,
  10.500% 2/15/07...........       400,000        374,000
                                             ------------
                                                1,770,075
                                             ------------
CABLE--3.6%
Adelphia Communications
  Corp.,
  9.875% 3/1/07.............       370,000        364,450
Charter Communications
  Holding LLC,
  stepped coupon,
  (9.920% 4/1/04)
  (b) 4/1/11................     1,500,000      1,023,750
  11.125% 1/15/11...........        25,000         26,375
Charter Communications
  Holding LLC & Charter
  Capital Corp.,
  10.000% 4/1/09............       165,000        166,650
Comcast UK Cable Partners,
  Ltd.,
  11.200% 11/15/07..........       500,000        340,000
EchoStar DBS Corp.,
  9.250% 2/1/06.............       700,000        698,250
FrontierVision Holdings LP
  stepped coupon,
  (11.875% 9/15/01)
  (b) 9/15/07...............       550,000        569,250
NTL, Inc., stepped coupon,
  (11.000% 10/1/01)
  (b) 10/1/08...............       250,000        110,000
  11.875% 10/1/10...........     1,100,000        737,000
Northland Cable Television,
  Inc.,
  10.250% 11/15/07..........       500,000        350,000
Telewest Communication PLC:
  11.000% 10/1/07...........       950,000        812,250
  11.250% 11/1/08...........        40,000         35,600
                                             ------------
                                                5,233,575
                                             ------------

                       See Notes to Investment Portfolio.

--------------------------------------------------------------------------------
INVESTMENT PORTFOLIO (CONTINUED)
Colonial Strategic Income Fund, Variable Series / June 30, 2001 (Unaudited)
--------------------------------------------------------------------------------

                                  PAR           VALUE
                             -------------   ------------
COMMUNICATIONS--1.4%
Canwest Media, Inc.,
  10.625% 5/15/11 (a)....... $     300,000   $    303,750
Call-Net Enterprises, Inc.:
  8.000% 8/15/08............       195,000         58,500
  9.375% 5/15/09............       130,000         40,300
  stepped coupon,
  (11.800% 5/15/04)
  (b) 5/15/09...............       135,000         22,950
Centennial Cellular Corp.,
  10.750% 12/15/08..........        40,000         37,200
Grupo Iusacell SA,
  14.250% 12/1/06...........       120,000        127,800
Spectrasite Holdings, Inc.:
  12.500% 11/15/10..........       200,000        190,000
  10.750% 3/15/10...........       100,000         84,000
  stepped coupon,
  (11.250% 4/15/04)
  (b) 4/15/09...............     1,430,000        657,800
Time Warner Telecom LLC,
  9.750% 7/15/08............       200,000        180,000
United Pan-Europe
  Communications NV, 11.500%
  2/1/10....................       450,000        162,000
XM Satellite Radio, Inc.,
  14.000% 3/15/10...........       150,000         90,000
                                             ------------
                                                1,954,300
                                             ------------
ELECTRIC SERVICES--1.3%
AGCO Corp.,
  9.500% 5/1/08 (a).........       220,000        213,400
American Cellular Corp.,
  9.500% 10/15/09 (a).......        30,000         27,900
CMS Energy Corp.,
  8.900% 7/15/08............       265,000        264,099
  9.875% 10/15/07...........       300,000        314,250
PSE&G Energy Holdings,
  8.625% 2/15/08 (a)........       325,000        326,482
The AES Corp.:
  9.375% 9/15/10............        60,000         60,450
  9.500% 6/1/09.............       680,000        693,600
                                             ------------
                                                1,900,181
                                             ------------
MOTOR FREIGHT & WAREHOUSING--0.2%
MTL, Inc.,
  10.000% 6/15/06...........       500,000        225,000
                                             ------------
SANITARY SERVICES--0.6%
Allied Waste North America,
  Inc.,
  10.000% 8/1/09............       890,000        916,700
                                             ------------

                                  PAR           VALUE
                             -------------   ------------
TELECOMMUNICATIONS--6.0%
AirGate PCS, Inc.,
  stepped coupon,
  (13.000% 4/15/01)
  (b) 10/1/09............... $     500,000   $    287,500
Carrier 1 International SA,
  13.250% 2/15/09...........       500,000        210,000
Crown Castle International
  Corp.,
  stepped coupon,
  (10.375% 5/15/04)
  (b) 5/15/11...............       605,000        381,150
Emmis Escrow Corp.,
  (c) 3/15/11 (a)...........       410,000        229,600
FLAG Telecom Holdings, Ltd.,
  11.625% 3/30/10...........       425,000        289,000
  11.625% 3/30/10...........       185,000        106,842
Global Crossing, Ltd.,
  9.125% 11/15/06...........       355,000        279,563
Horizon PCS, Inc.,
  stepped coupon,
  (14.000% 10/1/05)
  (b) 10/1/10...............       315,000        119,700
Hyperion Telecommunications,
  Inc.,
  (c) 4/15/03 (a)...........       350,000        262,500
KMC Telecom Holdings, Inc.,
  13.500% 5/15/09...........       750,000        150,000
Level 3 Communications,
  Inc.:
  10.750% 3/15/08...........       210,000         71,341
  11.000% 3/15/08...........       175,000         75,250
McLeodUSA, Inc.,
  11.375% 1/1/09............       820,000        516,600
  stepped coupon,
  (10.500% 3/1/02)
  (b) 3/1/07................        90,000         48,600
Microcell
  Telecommunications, Inc.,
  stepped coupon,
  (14.000% 12/1/01) (b)
  6/1/06....................       500,000        370,000
Nextel Communications, Inc.:
  9.375% 11/15/09...........     1,000,000        790,000
  stepped coupon,
  (9.750% 10/31/02)
  (b) 10/31/07..............       685,000        445,250
Nextel International, Inc.:
  (c) 4/15/07...............       250,000         65,000
  12.750% 8/1/10............       400,000        124,000
  stepped coupon,
  (12.125% 4/15/03)
  (b) 4/15/08...............       250,000         52,500
Nextel Partners,
  11.000% 3/15/10...........       225,000        177,750

                       See Notes to Investment Portfolio.

--------------------------------------------------------------------------------
INVESTMENT PORTFOLIO (CONTINUED)
Colonial Strategic Income Fund, Variable Series / June 30, 2001 (Unaudited)
--------------------------------------------------------------------------------

                                  PAR           VALUE
                             -------------   ------------
Nextlink Communications,
  Inc.: 10.750% 11/15/08.... $     500,000   $    160,000
  10.750% 6/1/09............     1,000,000        320,000
Quececor Media, Inc.,
  11.125% 7/15/11...........       400,000        399,000
RCN Corp.,
  stepped coupon,
  (11.125% 10/15/02)
  (b) 10/15/07..............       500,000        130,000
Rogers Cantel, Inc.,
  9.750% 6/1/16.............       500,000        492,500
Sprint Spectrum LP,
  stepped coupon,
  (12.500% 8/15/01)
  (b) 8/15/06...............       850,000        892,500
TeleCorp PCS, Inc.,
  stepped coupon,
  (11.625% 4/15/04)
  (b) 4/15/09...............       775,000        484,375
Time Warner Telecom, Inc.,
  10.125% 2/1/11............       295,000        268,450
UbiquiTel Operating Co.,
  stepped coupon,
  (14.000% 4/15/05)
  (b) 4/15/10...............       225,000         76,500
U.S. Unwired, Inc.,
  stepped coupon,
  (13.625% 11/1/04)
  (b) 11/1/09...............       415,000        211,650
Winstar Communications,
  Inc., 12.500% 4/15/08
  (d).......................     1,195,000         17,925
                                             ------------
                                                8,505,046
                                             ------------
TOTAL CORPORATE FIXED INCOME BONDS
  (cost of $65,444,530)...................     53,986,294
                                             ------------
FOREIGN GOVERNMENT & AGENCY OBLIGATIONS--27.5%
Government of Australia,
  9.000% 9/15/04............ AT  1,350,000        755,755
Government of Canada,
  10.000% 6/1/08............ CD  1,330,000      1,084,605
Government of France,
  8.500% 10/25/08........... FF  2,645,000      2,715,581
Government of Mexico,
  11.375% 9/15/16........... $   1,322,000      1,594,993
Government of New Zealand:
  8.000% 4/15/04............ NZ  3,675,000      1,550,096
  8.000% 11/15/06........... NZ  2,800,000      1,206,708
Hellenic Republic:
  8.600% 3/26/08............ EU    871,431        878,136
  8.800% 6/19/07............ $     425,532        428,422
  8.900% 3/21/04............ $     865,393        814,355

                                  PAR           VALUE
                             -------------   ------------
Norwegian Government Bonds,
  6.750% 1/15/07............ NK  7,690,000   $    823,142
  9.500% 10/31/02........... NK 23,025,000      2,535,973
Poland Non-US GLB Bearer
  PDI:
  8.500% 5/12/06............ PZ  6,540,000      1,391,993
  8.500% 10/12/04........... PZ  5,767,000      1,229,622
Province of Ontario,
  9.000% 9/15/04............ CD  1,020,000        740,263
Republic of Argentina,
  11.375% 1/30/17........... $   1,289,000        966,750
Republic of Brazil:
  11.000% 8/17/40........... $   1,320,000        978,120
  12.000% 11/17/06.......... EU    740,000        666,819
  12.750% 1/15/20........... $     455,000        406,088
Republic of Bulgaria, Brady
  Floating Rate (IAB),
  6.313% 7/28/11............ $     562,000        442,575
Republic of Bulgaria, Brady
  Floating Rate, Series A,
  6.688% 7/28/24............ $   1,700,000      1,338,750
Republic of Colombia,
  9.750% 4/9/11............. $   1,140,000      1,162,800
Republic of Panama:
  9.625% 2/11/11............ $     585,000        595,823
  10.750% 5/15/20........... $   1,055,000      1,107,750
Republic of South Africa:
  12.000% 2/28/05........... SA  4,345,000        587,177
  13.000% 8/31/10........... SA  5,625,000        815,350
Republic of Venezuela,
  9.250% 9/15/27............ $   1,793,000      1,240,756
Russian Federation:
  5.000% 3/31/30............ $   3,375,000      1,593,000
  9.000% 3/25/04............ DM    670,000        289,306
  11.000% 7/24/18........... $   2,241,000      1,941,378
  11.750% 6/10/03........... $   1,330,000      1,367,107
Swedish Government Bonds:
  6.000% 2/9/05............. SK  3,295,000        312,213
  10.250% 5/5/03............ SK  9,200,000        924,907
United Kingdom Treasury:
  9.500% 4/18/05............ KB  1,540,000      2,465,645
  10.000% 9/8/03............ KB    570,000        878,838
United Mexican States:
  9.875% 2/1/10............. $     899,000        988,001
  10.375% 1/29/03........... DM  1,850,000        854,251
                                             ------------
TOTAL FOREIGN GOVERNMENT & AGENCY OBLIGATIONS
  (cost of $41,651,859)...................     39,673,048
                                             ------------

                       See Notes to Investment Portfolio.

--------------------------------------------------------------------------------
INVESTMENT PORTFOLIO (CONTINUED)
Colonial Strategic Income Fund, Variable Series / June 30, 2001 (Unaudited)
--------------------------------------------------------------------------------

                                  PAR           VALUE
                             -------------   ------------
U.S. GOVERNMENT & AGENCY OBLIGATIONS--27.9%
Federal Home Loan Mortgage,
  8.000% 10/1/26............ $     690,292   $    712,505
Federal National Mortgage
  Association,
  7.125% 3/15/07............     1,470,000      1,573,135
  7.125% 2/15/05............       151,000        159,989
Government National Mortgage
  Association,
  8.000% 4/15/17............       727,412        753,548
U.S. Treasury Bonds:
  8.750% 5/15/17............     4,411,000      5,723,978
  10.750% 8/15/05...........     1,000,000      1,212,500
  11.625% 11/15/04..........     7,319,000      8,850,281
  12.000% 8/15/13...........     6,828,000      9,449,337
U.S. Treasury Notes:
  6.500% 10/15/06...........     3,050,000      3,248,006
  10.375% 11/15/12..........     3,800,000      4,806,392
  11.875% 11/15/03..........     3,194,000      3,713,025
                                             ------------
TOTAL U.S GOVERNMENT & AGENCY OBLIGATIONS
  (cost of $40,861,601)...................     40,202,696
                                             ------------
TOTAL BONDS & NOTES
  (cost of $147,957,990)..................    133,862,038
                                             ------------
                                SHARES
                             -------------
PREFERRED STOCKS--1.5%
TRANSPORTATION, COMMUNICATIONS, ELECTRIC,
GAS & SANITARY SERVICES--1.5%
BROADCASTING--0.4%
Granite Broadcasting Corp.,
  12.75% PIK................           277         49,833
PriMedia Inc.;
  9.20% PIK.................         5,000        410,000
  10.00%....................           480         40,800
                                             ------------
                                                  500,633
                                             ------------
CABLE--1.0%
CSC Holdings Limited, PIK
  11.125%...................         8,482        905,476
CSC Holdings Limited, PIK
  11.75%....................         4,671        501,521
                                             ------------
                                                1,406,997
                                             ------------
COMMUNICATIONS--0.1%
Dobson Communication Corp.,
  12.25% PIK................           198        184,372
                                             ------------
TOTAL PREFERRED STOCKS
  (cost of $2,382,863)....................      2,092,002
                                             ------------

                                SHARES          VALUE
                             -------------   ------------
COMMON STOCKS--0.2%
TRANSPORTATION, COMMUNICATIONS, ELECTRIC,
  GAS & SANITARY SERVICES--0.2%
TELECOMMUNICATIONS--0.2%
AirGate PCS, Inc. (e).......           752   $     39,094
Price Communications
  Corp. ....................        11,833        238,898
                                             ------------
TOTAL COMMON STOCKS
  (cost of $178,193)........                      277,992
                                             ------------
WARRANTS--0.0% (E)
FINANCE, INSURANCE & REAL ESTATE--0.0%
FINANCIAL SERVICES--0.0%
Ono Finance PLC, expires
  5/31/09(a)................           500         15,000
                                             ------------
RETAIL TRADE--0.0%
FOOD STORES--0.0%
Pathmark Stores, Inc.,
  expires 9/19/10...........         2,938         25,796
                                             ------------
TRANSPORTATION, COMMUNICATIONS, ELECTRIC,
  GAS & SANITARY SERVICES--0.0%
CABLE--0.0%
Cable Satisfaction
  International, Inc.,
  expires 3/1/05............           515            515
                                             ------------
COMMUNICATIONS--0.0%
UbiquiTel Operating Co.,
  expires 4/15/10...........           225          4,500
                                             ------------
TELECOMMUNICATIONS--0.0%
Carrier 1 International,
  expires 2/19/01...........           235          2,350
Horizon PCS, Inc., expires
  10/1/10...................           315            630
Jazztel PLC, expires
  2/1/10....................            95            161
XM Satellite Radio Holdings, Inc.,
  expires 3/15/10 (a).......           150          3,000
                                             ------------
                                                    6,141
                                             ------------
TOTAL WARRANTS
  (cost of $467,082)......................         51,952
                                             ------------

                       See Notes to Investment Portfolio.

--------------------------------------------------------------------------------
INVESTMENT PORTFOLIO (CONTINUED)
Colonial Strategic Income Fund, Variable Series / June 30, 2001 (Unaudited)
--------------------------------------------------------------------------------

                                  PAR           VALUE
                             -------------   ------------
SHORT-TERM OBLIGATION--3.3%
Repurchase agreement with
  SBC Warburg, Ltd., dated
  6/29/01, due 7/2/01 at
  3.950% collateralized by
  U.S. Treasury Notes with
  various maturities to
  2026, market value
  $4,900,280 (Repurchase
  proceeds $4,817,585) (cost
  of $4,816,000)............    $4,816,000   $  4,816,000
                                             ------------
TOTAL INVESTMENTS
  (cost of $155,802,128)..................    141,099,984
OTHER ASSETS & LIABILITIES, NET--2.2%.....      3,133,081
                                             ------------
NET ASSETS--100.0%........................   $144,233,065
                                             ============

NOTES TO INVESTMENT PORTFOLIO:

(a) These securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2001 the value of these securities amounted to $4,193,858 or 2.9% of net assets.
(b) Currently zero coupon. Shown parenthetically is the interest rate to be paid and the date the Fund will begin accruing this rate.
(c) Zero coupon bond.
(d) This issuer is in default of certain debt covenants. Income is not being accrued.
(e) Non-income producing.

As of June 30, 2001, the Fund had entered into the following forward currency contracts:

                      IN                        NET UNREALIZED
   CONTRACTS       EXCHANGE      SETTLEMENT     APPRECIATION/
  TO DELIVER         FOR            DATE        (DEPRECIATION)
---------------   ----------   --------------   --------------
CD    1,271,000   $  820,697       8/7/01          $(18,032)
EU      501,000      437,860      8/16/01            12,738
EU    3,054,000    2,675,973      8/21/01            84,735
EU      778,000      684,640      8/22/01            24,539
EU    1,809,000    1,555,740      8/27/01            21,012
KB      945,000    1,341,900       8/6/01             3,884
KB      727,000    1,025,070      8/13/01               276
NK   16,876,000    9,810,947      8/13/01           (19,463)
SK    9,400,000      917,816      8/21/01            52,486
                                                   --------
                                                   $162,175
                                                   ========

                     IN                        NET
   CONTRACTS      EXCHANGE   SETTLEMENT     UNREALIZED
  TO RECEIVE        FOR         DATE       DEPRECIATION
---------------   --------   ----------   --------------
EU      215,000   $184,514    8/16/01        $ (2,075)
EU      494,000    423,851    8/21/01          (4,705)
                                             --------
                                             $ (6,780)
                                             ========

SUMMARY OF SECURITIES                 % OF TOTAL
     BY COUNTRY           VALUE       INVESTMENTS
---------------------  ------------   -----------
United States          $101,426,936      71.9%
Russia                    5,190,791       3.7%
Mexico                    3,437,245       2.4%
Norway                    3,359,115       2.4%
UK                        3,344,483       2.4%
New Zealand               2,756,804       2.0%
France                    2,715,581       1.9%
Poland                    2,621,615       1.8%
Greece                    2,120,913       1.5%
Brazil                    2,051,027       1.4%
Canada                    1,824,868       1.3%
Bulgaria                  1,781,325       1.3%
Panama                    1,703,573       1.2%
South Africa              1,402,527       1.0%
Venezuela                 1,240,756       0.9%
Sweden                    1,237,120       0.9%
Colombia                  1,162,800       0.8%
Argentina                   966,750       0.7%
Australia                   755,755       0.5%
                       ------------      ----
                       $141,099,984       100%
                       ============      ====

ACRONYM         NAME
-------         ----
  PIK    Payment-In-Kind
  AT     Australian Dollars
  CD     Canadian Dollars
  DM     German Deutchemarks
  EU     Euro
  FF     French Francs
  KB     British Pounds
  NK     Norwegian Krona
  NZ     New Zealand Dollars
  PZ     Polish Zloty
  SA     South African Rand
  SK     Swedish Krona

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
STATEMENT OF ASSETS & LIABILITIES
Colonial Strategic Income Fund, Variable Series / June 30, 2001 (Unaudited)
--------------------------------------------------------------------------------

ASSETS:
Investments, at value (cost of $155,802,128)................    $141,099,984
Cash........................................................             517
Net unrealized appreciation on foreign forward currency              155,395
  contracts.................................................
Receivable for:
  Investments sold..........................................       2,125,667
  Interest..................................................       3,463,906
  Dividends.................................................          13,720
  Expense reimbursement due from Distributor................              91
Other assets................................................          84,881
                                                                ------------
         TOTAL ASSETS.......................................     146,944,161
                                                                ------------
LIABILITIES:
Foreign currencies (cost of $291,911).......................         288,436
Payable for:
  Investments purchased.....................................       2,315,924
  Distributions.............................................          18,579
  Management fee............................................          77,651
  Bookkeeping fee...........................................           5,354
  Trustees' fee.............................................           2,705
  Custody fee...............................................           2,447
                                                                ------------
         TOTAL LIABILITIES..................................       2,711,096
                                                                ------------
NET ASSETS..................................................    $144,233,065
                                                                ============
COMPOSITION OF NET ASSETS:
Paid in capital.............................................    $167,335,591
Undistributed net investment income.........................       4,823,637
Accumulated net realized loss...............................     (13,406,360)
Net unrealized appreciation (depreciation) on:
  Investments...............................................     (14,702,144)
  Foreign currency translations.............................         182,341
                                                                ------------
NET ASSETS..................................................    $144,233,065
                                                                ============
NET ASSET VALUE PER SHARE--CLASS A                                     $9.49
  ($132,344,824/13,940,070).................................    ============
NET ASSET VALUE PER SHARE--CLASS B                                     $9.46
  ($11,888,241/1,256,128)...................................    ============

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
For the Six Months Ended June 30, 2001 (Unaudited)
--------------------------------------------------------------------------------

INVESTMENT INCOME:
  Interest income...........................................    $ 6,960,787
  Dividend income...........................................         52,845
                                                                -----------
    Total Investment Income.................................      7,013,632
EXPENSES:
  Management fee............................................        480,905
  Distribution fee--Class B.................................          9,331
  Bookkeeping fee...........................................         33,065
  Trustees' fee.............................................          5,410
  Custody fee...............................................         14,680
  Other expenses............................................         25,125
                                                                -----------
    Total Expenses..........................................        568,516
                                                                -----------
  Fees waived by Distributor--Class B.......................           (373)
                                                                -----------
    Net Expenses............................................        568,143
                                                                -----------
Net Investment Income.......................................      6,445,489
                                                                -----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
  FOREIGN CURRENCY:
Net realized gain (loss) on:
  Investments...............................................     (5,022,667)
  Foreign currency transactions.............................        (18,836)
                                                                -----------
    Net realized loss.......................................     (5,041,503)
                                                                -----------
Net change in unrealized appreciation/depreciation on:
  Investments...............................................     (1,068,428)
  Foreign currency translations.............................        754,222
                                                                -----------
    Net change in unrealized appreciation/depreciation......       (314,206)
                                                                -----------
Net Loss....................................................     (5,355,709)
                                                                -----------
Increase in Net Assets from Operations......................    $ 1,089,780
                                                                ===========

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
Colonial Strategic Income Fund, Variable Series
--------------------------------------------------------------------------------

                                                              (UNAUDITED)
                                                               SIX MONTHS         YEAR
                                                                 ENDED           ENDED
                                                                JUNE 30,      DECEMBER 31,
INCREASE (DECREASE) IN NET ASSETS:                                2001          2000(a)
----------------------------------                            ------------    ------------
OPERATIONS:
Net investment income.......................................  $  6,445,489    $ 14,757,312
Net realized loss on investments and foreign currency
  transactions..............................................    (5,041,503)     (7,053,133)
Net change in unrealized appreciation/depreciation on
  investments and foreign currency translations.............      (314,206)     (7,609,011)
                                                              ------------    ------------
     Net Increase from Operations...........................     1,089,780          95,168
                                                              ------------    ------------
DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income--Class A.........................            --     (13,667,405)
From net investment income--Class B.........................            --        (337,858)
From return of capital--Class A.............................            --        (450,613)
From return of capital--Class B.............................            --         (11,139)
                                                              ------------    ------------
     Total Distributions Declared to Shareholders...........            --     (14,467,015)
                                                              ------------    ------------
SHARE TRANSACTIONS:
Subscriptions--Class A......................................     2,727,802      10,348,339
Distributions reinvested--Class A...........................            --      14,118,018
Redemptions--Class A........................................   (15,248,201)    (37,510,692)
                                                              ------------    ------------
  Net Decrease--Class A.....................................   (12,520,399)    (13,044,335)
                                                              ------------    ------------
Subscriptions--Class B......................................     9,663,007       3,914,148
Distributions reinvested--Class B...........................            --         348,997
Redemptions--Class B........................................    (1,207,024)       (340,804)
                                                              ------------    ------------
  Net Increase--Class B.....................................     8,455,983       3,922,341
                                                              ------------    ------------
Net Decrease from Share Transactions........................    (4,064,416)     (9,121,994)
                                                              ------------    ------------
Total Decrease in Net Assets................................    (2,974,636)    (23,493,841)
NET ASSETS:
Beginning of period.........................................   147,207,701     170,701,542
                                                              ------------    ------------
End of period (including undistributed net investment income and overdistributed net investment income of $4,823,637
  and ($23,968), respectively)..............................  $144,233,065    $147,207,701
                                                              ============    ============
CHANGES IN SHARES OF BENEFICIAL INTEREST:
Subscriptions--Class A......................................       283,643         994,916
Issued for reinvestment of distributions--Class A...........            --       1,499,498
Redemptions--Class A........................................    (1,582,176)     (3,605,712)
                                                              ------------    ------------
  Net Decrease--Class A.....................................    (1,298,533)     (1,111,298)
                                                              ------------    ------------
Subscriptions--Class B......................................     1,002,758         376,183
Issued for reinvestment of distributions--Class B...........            --          37,160
Redemptions--Class B........................................      (127,121)        (32,852)
                                                              ------------    ------------
  Net Increase--Class B.....................................       875,637         380,491
                                                              ------------    ------------
Net Decrease in Shares of Beneficial Interest...............      (422,896)       (730,807)
                                                              ------------    ------------

(a) Class B shares were initially offered on June 1, 2000.

                       See Notes to Financial Statements.

                   NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

NOTE 1. ORGANIZATION AND ACCOUNTING POLICIES

  ORGANIZATION--Colonial Strategic Income Fund, Variable Series (the "Fund"), a series of Liberty Variable Investment Trust (the "Trust"), is a diversified portfolio of a Massachusetts business trust, registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund's investment objective is to seek current income, consistent with prudent risk and maximizing total return. The Fund's capitalization consists of an unlimited number of shares of beneficial interest without par value that represents a separate series of the Trust. The Fund offers two classes of shares: Class A and Class B. Class B shares are subject to an annual distribution fee. Each share of the Fund represents an equal proportionate beneficial interest in the Fund and, when issued and outstanding, is fully paid and nonassessable. Shareholders would be entitled to share proportionally in the net assets of the Fund available for distribution to shareholders upon liquidation of the Fund. Shares of the Fund are available and are being marketed exclusively as a pooled funding vehicle for variable annuity contracts ("VA contracts") and Variable Life Insurance Policies ("VLI Policies") offered by the separate accounts of the life insurance companies ("Participating Insurance Companies"). Certain Participating Insurance Companies are affiliated with the Investment Advisor and sub-advisors to the Fund ("Affiliated Participating Insurance Companies"). Such Affiliated Participating Insurance Companies are Keyport Life Insurance Company ("Keyport"), Keyport Benefit Life Insurance Company ("Keyport Benefit"), Independence Life & Annuity Company ("Independence") and Liberty Life Assurance Company of Boston ("Liberty Life"). The Participating Insurance Companies and their separate accounts own all the shares of the Fund. Liberty Advisory Services Corp. ("the Manager") ("LASC"), provides investment management and advisory services to the Fund pursuant to its Management Agreement with the Fund. Colonial Management Associates, Inc. ("Colonial") provides sub-advisory services. LASC has delegated various administrative matters to Colonial. Colonial also provides pricing and bookkeeping services to the Fund. Liberty Funds Distributor, Inc. serves as the principal underwriter of the Fund. The Manager, Colonial, LFD, Keyport, Keyport Benefit and Independence are wholly-owned indirect subsidiaries of Liberty Financial Companies, Inc. ("LFC"). As of June 30, 2001, Liberty Mutual Insurance Companies ("Liberty Mutual") owned approximately 70.46% of the outstanding voting shares of LFC. Liberty Life is a subsidiary of Liberty Mutual.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

  SECURITY VALUATION AND TRANSACTIONS--Debt securities generally are valued by a pricing service based upon market transactions for normal, institutional-size trading units of similar securities. When management deems it appropriate, an over-the-counter or exchange bid quotation is used.

Equity securities generally are valued at the last sale price or, in the case of unlisted or listed securities for which there were no sales during the day, at current quoted bid prices.

Foreign currency contracts are valued based on the weighted value of the exchange traded contracts with similar durations.

Short-term obligations with a maturity of 60 days or less are valued at amortized cost.

The value of all assets and liabilities quoted in foreign currencies is translated into U.S. dollars at that day's exchange rates.

Portfolio positions for which market quotations are not readily available are valued at fair value under procedures approved by the Trustees.

Security transactions are accounted for on the date the securities are purchased, sold or mature.

Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

The Fund may trade securities on other than normal settlement terms. This may increase the risk if the other party to the transaction fails to deliver and causes the Fund to subsequently invest at less advantageous prices.

  DETERMINATION OF CLASS NET ASSET VALUES AND FINANCIAL HIGHLIGHTS--All income, expenses (other than the Class B distribution fee), and realized and unrealized gains (losses) are allocated to each class proportionately on a daily basis for purposes of determining the net asset value of each class.

The per share data was calculated using average shares outstanding during the period. In addition, Class B net investment income per share data and ratios reflect the distribution fees applicable to Class B shares only.

  FEDERAL INCOME TAXES--Consistent with the Fund's policy to qualify as a regulated investment company and to distribute all of its taxable income, no federal income tax has been accrued.

  INTEREST INCOME, DEBT DISCOUNT AND PREMIUM--Interest income is recorded on the accrual basis. Original issue discount is accreted to interest income over the life of a security with a corresponding increase in the cost basis.

The value of additional securities received as an interest or dividend payment is recorded as income and as the cost basis of such securities.

Effective January 1, 2001, the Fund adopted provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing discount and premium on all debt securities. The cumulative effect of this accounting change will not impact total net assets of the Fund, but will result in a $1,597,884 reduction in cost of securities and a corresponding $1,597,884 decrease in net unrealized depreciation, based on securities held by the Fund on January 1, 2001.

The effect of this change for the six months ended June 30, 2001 was to decrease net investment income by $92,784, decrease net unrealized appreciation by $114,523, and decrease net realized losses by $207,307. The Statement of Changes in Net Assets and the Financial Highlights for prior periods have not been restated to reflect this change.

  DISTRIBUTIONS TO SHAREHOLDERS--The Fund intends to distribute as income dividends or capital gains distributions, at least annually, substantially all of its net investment income and net profits realized from the sale of investments. All dividends and distributions are reinvested in additional shares of the Fund at net asset value as of the record date of the distribution. Income and capital gain distributions are determined in accordance with federal income tax regulations.

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

  FOREIGN CURRENCY TRANSACTIONS--Net realized and unrealized gains (losses) on foreign currency transactions includes gains (losses) arising from the fluctuations in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency, and currency gains (losses) between the accrual and payment dates on dividends and interest income and foreign withholding taxes.

The Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments.

  FORWARD CURRENCY CONTRACTS--The Fund may enter into forward currency contracts to purchase or sell foreign currencies at predetermined exchange rates in connection with the settlement of purchases and sales of securities. The Fund may also enter into forward currency contracts to hedge certain other foreign currency denominated assets. The contracts are used to minimize the exposure to foreign exchange rate fluctuations during the period between trade and settlement date of the contracts. All contracts are marked-to-market daily, resulting in unrealized gains (losses) which become realized at the time the forward currency contracts are closed or mature. Realized and unrealized gains (losses) arising from such transactions are included in net realized and unrealized gains (losses) on foreign currency transactions. Forward currency contracts do not eliminate fluctuations in the prices of the Fund's portfolio securities. While the maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened, exposure is typically limited to the change in value of the contract (in U.S. dollars) over the period it remains open. Risks may also arise if counterparties fail to perform their obligations under the contracts.

  OTHER--Corporate actions and dividend income are recorded on ex-date (except for certain foreign securities which are recorded as soon after ex-date as the Fund becomes aware of such), net of nonrebatable tax withholdings. Where a high level of uncertainty as to collection exists, income on securities is recorded net of all tax withholdings with any rebates recorded when received.

The Fund's custodian takes possession through the federal book-entry system of securities collateralizing repurchase agreements. Collateral is marked-to-market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund. The Fund may experience costs and delays in liquidating the collateral if the issuer defaults or enters bankruptcy.

NOTE 2. FEES AND COMPENSATION PAID TO AFFILIATES

  MANAGEMENT AND SUB-ADVISORY FEES--The Manager receives a monthly fee equal to 0.65% annually of the Fund's average daily net assets. The Manager, out of the management fee it receives, pays Colonial a monthly sub-advisory fee equal to 0.45% annually of the Fund's average daily net assets.

  BOOKKEEPING FEE--Colonial provides bookkeeping and pricing services for a monthly fee equal to $27,000 annually plus 0.040% of the Fund's average net assets over $50 million.

  TRANSFER AGENT FEE--Liberty Funds Services, Inc. (the "Transfer Agent"), an affiliate of the Manager, provides shareholder services at an annual rate of $7,500.
  DISTRIBUTION FEE--The Fund has adopted a 12b-1 plan which requires it to pay LFD a monthly distribution fee totaling 0.25% annually on Class B net assets as of the 20th of each month.

  EXPENSE LIMITS--The Manager and LFD have voluntarily agreed to reimburse all expenses, including management fees and distribution fees, but excluding interest, taxes, brokerage and extraordinary expenses incurred by the Fund in excess of 1.00% of average daily net assets annually. LFD will first reimburse the Class B distribution fee up to 0.25% annually to reach the 1.00% on Class B expenses. If additional reimbursement is needed to meet the limit for each Class, the Manager will then reimburse other expenses to the extent necessary. If additional reimbursement is still needed to reach the expense limit, the Manager will then waive a portion of its management fee to reach the expense limit. This arrangement may be terminated or modified by the Manager or LFD at any time.

  OTHER--The Fund pays no compensation to its officers, all of whom are employees of Colonial.

The Fund's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

NOTE 3. PORTFOLIO INFORMATION

  INVESTMENT ACTIVITY--During the six months ended June 30, 2001, purchases and sales of investments, other than short term obligations, were $52,136,802 and $51,299,046, respectively.

Unrealized appreciation (depreciation) at June 30, 2001, based on cost of investments for both financial statement and federal income tax purposes was:

Gross unrealized
  appreciation                $  3,795,500
Gross unrealized
  depreciation                 (18,497,644)
                              ------------
  Net unrealized
     depreciation             $(14,702,144)
                              ============

  CAPITAL LOSS CARRYFORWARDS--At December 31, 2000, capital loss carryforwards available (to the extent provided in regulations) to offset future realized gains were approximately as follows:

 YEAR OF     CAPITAL LOSS
EXPIRATION   CARRYFORWARD
----------   ------------
   2006       $  102,000
   2007          845,000
   2008        5,834,000
              ----------
              $6,781,000
              ----------

  OTHER--There are certain additional risks involved when investing in foreign securities that are not inherent with investments in domestic securities. These risks may involve foreign currency exchange rate fluctuations, adverse political and economic developments and the possible prevention of foreign currency exchange or the imposition of other foreign governmental laws or restrictions.

The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
Colonial Strategic Income Fund, Variable Series--Class B Shares
--------------------------------------------------------------------------------

                                                              (UNAUDITED)
                                                              SIX MONTHS        PERIOD
                                                                 ENDED          ENDED
                                                               JUNE 30,      DECEMBER 31,
                                                                 2001          2000(a)
                                                              -----------    ------------
NET ASSET VALUE, BEGINNING OF PERIOD........................    $  9.41         $10.24
                                                                -------         ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (b)...................................       0.40(c)        0.56
Net realized and unrealized loss on investments.............      (0.35)(c)      (0.37)
                                                                -------         ------
     Total from Investment Operations.......................       0.05           0.19
                                                                -------         ------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income..................................         --          (0.99)
Return of capital...........................................         --          (0.03)
                                                                -------         ------
     Total Distributions Declared to Shareholders...........         --          (1.02)
                                                                -------         ------
NET ASSET VALUE, END OF PERIOD..............................    $  9.46         $ 9.41
                                                                =======         ======
Total return (d)(e)(f)(g)...................................       0.53%          1.92%
RATIOS TO AVERAGE NET ASSETS:
Expenses (h)(i).............................................       1.00%          1.00%
Net investment income (h)(i)................................       8.49%(c)       9.39%
Waiver/reimbursement (i)....................................       0.01%          0.03%
Portfolio turnover rate (g).................................         16%            31%
Net assets, end of period (000's)...........................    $11,888         $3,579

 (a) Class B Shares were initially offered on June 1, 2000.
 (b) Per share data was calculated using average shares outstanding during the period.
 (c) As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the six months ended June 30, 2001, was to decrease net investment income by $0.01, increase net realized and unrealized loss per share by $0.01 and decrease the ratio of net investment income to average net assets from 8.61% to 8.49%. Per share, ratios and supplemental data for periods prior to June 30, 2001 have not been restated to reflect this change in presentation.
 (d) Total return at net asset value assuming all distributions reinvested.
 (e) Had the Distributor not waived or reimbursed a portion of expenses, total return would have been reduced.
 (f) Total return figure does not include any insurance company charges associated with a variable annuity. If included, total return would be reduced.
 (g) Not annualized.
 (h) The benefits derived from custody credits and directed brokerage arrangements had no impact.
 (i) Annualized.

--------------------------------------------------------------------------------
PORTFOLIO MANAGERS' DISCUSSION
Colonial U.S. Growth & Income Fund, Variable Series / June 30, 2001
--------------------------------------------------------------------------------

   Colonial U.S. Growth & Income Fund, Variable Series seeks long-term growth and income.

   Scott Schermerhorn and Harvey B. Hirschhorn are co-managers of the fund. Mr. Schermerhorn and Mr. Hirschhorn are senior vice presidents of Colonial Management Associates, Inc.

VALUE STOCKS REMAIN STRONG AMID VOLATILITY
The value discipline made a significant comeback in 2000 following two years of underperformance. Investors returned to investing in reasonably priced and undervalued securities after several years of growth-oriented investing. During this period, when value was out of favor, we remained true to our discipline and resisted the urge to participate in the new economy by investing in more growth-like stocks. Our dedication to our value style paid off. The fund provided relatively strong performance at a time when most broad-based market indexes reported losses.

ECONOMIC DOWNTURN BODES WELL FOR VALUE INVESTORS
The current bear market is 16 months old, and it is our belief that we still have not seen the bottom. A good deal of the market's declines can be attributed to new economy technology companies that were driven up by investor hysteria. In the end, investors realized that companies need to make money to survive. We have been in a profit recession. Excess capacity is hurting companies' profitability. That's something that the Federal Reserve's interest rate decreases will not fix. Many of these new economy companies are struggling and may go out of business.

     Economists keep pushing recovery estimates further out. In addition, some data indicate that the global economy is continuing to slow. Under that backdrop, the last 12 months have been a great year for value and we believe there is continued potential for value stocks. If you take an historical look at value stocks compared to growth stocks, value stocks emerged as relatively inexpensive. Value bounced off the bottom last year and still has a long way to go.

OPPORTUNITY EXISTS IN ENERGY
We continue to position the fund more defensively. Over the whole year, we dramatically reduced our exposure to technology. We did not necessarily incorporate a view of the economy into our asset allocations; we just believed that cyclical and aggressive companies were not cheap. People are still unrealistic about technology. A lot of the technology explosion in the late 1990s resulted from the construction of the Internet and concerns over Y2K. The beginning of the millennium has passed and the Internet is built. We don't believe that kind of demand will return.

     Instead of trying to figure out where the economy was headed, we looked at companies that were inexpensive and making their earnings estimates. Energy and consumer staples sectors looked attractive. Conventional wisdom tells us the economy needs interest rate cuts and lower energy prices to get moving. We disagree. Energy is a global commodity and typically moves in tandem with the economy. When the economy turns around, we believe the energy sector will benefit. Energy companies are inexpensive, and we believe most are going to make their earnings estimates. The same is true for consumer staples. As a result, we increased our positions in both sectors.

OUR COMMITMENT HAS PAID OFF
The biggest reason for the fund's strong performance was our underweighting in technology. We favored conservatively valued holdings with more recurring revenue versus cyclical-type companies whose earnings fluctuate dramatically. We believe these types of companies are more reasonably valued and their revenues are more stable.

     Historically, value stocks have been considered cyclical and more economically sensitive. Over the past few years, however, value stocks have become more stable growers. Regardless of what market sector is outperforming, our emphasis has been--and continues to be--on high-quality, well-run companies with attractive valuations.

                       ---------------------------------

An investment in the fund offers significant long-term growth potential, but also involves certain risks. The fund may be affected by stock market fluctuations that occur in response to economic and business developments in interest rates, changes in the financial strength of issuers of lower-rated bonds; foreign, political and economic developments also may affect fund performance.

Holdings are disclosed as a percentage of net assets as of June 30, 2001, and are subject to change.

--------------------------------------------------------------------------------
FUND PERFORMANCE
Colonial U.S. Growth & Income Fund, Variable Series / June 30, 2001
--------------------------------------------------------------------------------

                                                  CLASS B(1)
-------------------------------------------------------------
Inception date                                      6/1/00
Net asset value per share as of 12/31/00 ($)         18.26
Net asset value per share as of 6/30/01 ($)          17.53
-------------------------------------------------------------

            AVERAGE ANNUAL TOTAL RETURN AS OF JUNE 30, 2001 (%)
----------------------------------------------------------------------------
                             6-MONTH                                LIFE OF
                           (CUMULATIVE)     1-YEAR      5-YEAR       FUND
Class B(1)                    -4.00           0.92       14.52       16.55
S&P 500 Index                 -6.69         -14.82       14.48     17.66(2)
----------------------------------------------------------------

                    CHANGE IN VALUE OF A $10,000 INVESTMENT
                     CLASS B SHARES(1) VS. S&P 500 INDEX(2)

                            7/5/1994(3) - 6/30/2001

                                                                       CLASS B SHARES                    S & P 500 INDEX
                                                                       --------------                    ---------------
                                                                          10000.00
                                                                          10260.00                           10000.00
                                                                          10670.40                           10409.00
                                                                          10460.20                           10155.00
                                                                          10630.70                           10382.50
                                                                          10251.20                           10004.60
12/94                                                                     10440.80                           10152.60
                                                                          10705.00                           10415.60
                                                                          11132.10                           10820.80
                                                                          11427.10                           11140.00
                                                                          11661.40                           11467.50
                                                                          12077.70                           11925.00
6/95                                                                      12342.20                           12201.70
                                                                          12769.20                           12605.60
                                                                          12718.10                           12637.10
                                                                          13145.50                           13170.40
                                                                          13094.20                           13123.00
                                                                          13591.80                           13697.80
12/95                                                                     13541.50                           13962.10
                                                                          13903.00                           14436.80
                                                                          14176.90                           14571.10
                                                                          14253.50                           14711.00
                                                                          14779.40                           14927.20
                                                                          15129.70                           15310.80
6/96                                                                      14801.40                           15369.00
                                                                          14089.50                           14689.70
                                                                          14560.00                           14999.70
                                                                          15272.00                           15842.70
                                                                          15655.40                           16279.90
                                                                          16773.20                           17509.10
12/96                                                                     16498.10                           17162.40
                                                                          17704.10                           18233.30
                                                                          17691.70                           18377.30
                                                                          16984.00                           17623.90
                                                                          17889.30                           18674.30
                                                                          18910.80                           19815.30
6/97                                                                      19629.30                           20697.00
                                                                          21195.80                           22342.40
                                                                          20464.50                           21091.30
                                                                          21520.50                           22245.00
                                                                          20534.80                           21502.00
                                                                          21370.60                           22497.50
12/97                                                                     21815.10                           22884.50
                                                                          22055.10                           23136.20
                                                                          23581.30                           24804.30
                                                                          24772.20                           26074.30
                                                                          24759.80                           26340.30
                                                                          24143.30                           25887.20
6/98                                                                      25067.90                           26938.20
                                                                          24571.60                           26652.70
                                                                          20568.90                           22801.40
                                                                          21519.20                           24262.90
                                                                          23354.80                           26233.10
                                                                          24774.70                           27822.80
12/98                                                                     26209.20                           29425.40
                                                                          26893.20                           30655.40
                                                                          25820.20                           29702.00
                                                                          26656.80                           30890.10
                                                                          27395.20                           32085.50
                                                                          27033.60                           31328.30
6/99                                                                      28609.60                           33060.80
                                                                          27897.20                           32032.60
                                                                          27590.40                           31872.40
                                                                          26641.30                           30999.10
                                                                          27701.60                           32961.40
                                                                          28064.50                           33630.50
12/99                                                                     29355.40                           35607.90
                                                                          27773.20                           33820.40
                                                                          26826.10                           33181.20
                                                                          29473.80                           36426.40
                                                                          29444.40                           35329.90
                                                                          29297.20                           34605.60
6/00                                                                      28884.10                           35456.90
                                                                          29092.00                           34903.80
                                                                          30953.90                           37071.40
                                                                          30232.70                           35114.00
                                                                          30447.30                           34966.50
                                                                          28961.50                           32211.10
12/00                                                                     30366.10                           32369.00
                                                                          30165.70                           33518.10
                                                                          29948.50                           30464.60
                                                                          28801.50                           28536.20
                                                                          29299.80                           30750.60
                                                                          29847.70                           30956.60
6/01                                                                      29147.00                           31195.00

PAST PERFORMANCE CANNOT PREDICT FUTURE INVESTMENT RESULTS. SHARE PRICE AND INVESTMENT RETURN WILL VARY, SO YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. Total return performance includes changes in share price and reinvestment of all distributions. The S&P (Standard & Poor's) 500 Index is an unmanaged index that tracks the performance of 500 widely held, large-capitalization US stocks. Indexes are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index.

MUTUAL FUND PERFORMANCE CHANGES OVER TIME. CURRENT RETURNS FOR THE FUND MAY BE DIFFERENT THAN THAT SHOWN.

Performance numbers reflect all fund expenses, but do not include any insurance charges imposed by your insurance company's separate accounts. If performance included the effect of these additional charges, it would be lower.

(1) Class B share (newer class shares) performance information includes returns of the fund's class A shares (the oldest existing fund class) for periods prior to the inception of the newer class shares. These class A share returns were not restated to reflect any expense differential (e.g., Rule 12b-1 fees) between class A shares and the newer class shares. If differences in expenses were reflected, the returns for the periods prior to the inception of the new class of shares would be lower.

(2) Index performance is from June 30, 1994.

(3) Inception date of class A shares (oldest existing share class).

--------------------------------------------------------------------------------
INVESTMENT PORTFOLIO
Colonial U.S. Growth & Income Fund, Variable Series / June 30, 2001 (Unaudited)
--------------------------------------------------------------------------------

                                   SHARES         VALUE
                                ------------   ------------
COMMON STOCKS--98.8%
COMMERCIAL SERVICES & SUPPLIES--3.5%
ENVIRONMENTAL SERVICES--3.5%
Waste Management, Inc. ........   220,900      $  6,808,138
                                               ------------
CONSUMER DISCRETIONARY--1.4%
AUTO PARTS & EQUIPMENT--1.4%
Delphi Automotive Systems
  Corp. .......................   170,200         2,711,286
                                               ------------
AUTOMOBILE MANUFACTURERS--0.0%
Ford Motor Co. ................        16               393
                                               ------------
CONSUMER DURABLES & APPAREL--19.5%
CAPITAL GOODS--17.5%
Archer Daniels Midland Co. ....   375,600         4,882,800
Conagra, Inc. .................   351,600         6,965,196
General Mills, Inc. ...........    24,500         1,072,610
Heinz (H.J.) Co. ..............    97,900         4,003,131
Kraft Foods, Inc. .............    12,700           393,700
Philip Morris Companies,
  Inc. ........................   116,500         5,912,375
Procter & Gamble Co. ..........    95,700         6,105,660
Sara Lee Corp. ................   269,100         5,096,754
                                               ------------
                                                 34,432,226
                                               ------------
PHOTOGRAPHIC EQUIPMENT--2.0%
Eastman Kodak Co. .............    86,000         4,014,480
                                               ------------
ENERGY--16.6%
INTEGRATED OIL & GAS--13.2%
Amerada Hess Corp. ............    55,300         4,468,240
The British Petroleum Co. PLC
  ADR..........................    25,700         1,281,145
Chevron Corp. .................    41,900         3,791,950
Exxon Mobil Corp. .............    40,135         3,505,792
Phillips Petroleum Co. ........   100,000         5,700,000
Royal Dutch Petroleum Co. .....    33,700         1,963,699
USX-Marathon Group.............   176,200         5,199,662
                                               ------------
                                                 25,910,488
                                               ------------
OIL & GAS EQUIPMENT & SERVICES--1.3%
Halliburton Co. ...............    75,100         2,673,560
                                               ------------
OIL & GAS EXPLORATION & PRODUCTION--1.1%
Anadarko Petroleum Corp. ......    39,000         2,107,170
                                               ------------
OIL & GAS REFINING & MARKETING--1.0%
Sunoco, Inc. ..................    54,900         2,010,987
                                               ------------
FINANCE, REAL ESTATE & INSURANCE--12.8%
BANKS--0.5%
FleetBoston Financial Corp. ...    24,200           954,690
                                               ------------
DIVERSIFIED FINANCIAL SERVICES--3.0%
Fannie Mae.....................    24,500         2,086,175
Freddie Mac....................    55,300         3,871,000
                                               ------------
                                                  5,957,175
                                               ------------
INSURANCE BROKERS--2.1%
Aon Corp. .....................   116,700         4,084,500
                                               ------------

                                   SHARES         VALUE
                                ------------   ------------
PROPERTY & CASUALTY INSURANCE--7.2%
Berkshire Hathaway, Inc. Class
  A (a)........................       110      $  7,634,000
Chubb Corp. ...................    29,800         2,307,414
XL Capital, Ltd. Class A.......    50,900         4,178,890
                                               ------------
                                                 14,120,304
                                               ------------
HEALTH CARE--6.1%
HEALTH CARE EQUIPMENT--2.1%
Boston Scientific Corp. (a)....   241,900         4,112,300
                                               ------------
MANAGED HEALTH CARE--4.0%
Aetna Life and Casualty Co.
  (a)..........................   304,300         7,872,241
                                               ------------
HOTELS, RESTAURANTS & LEISURE--2.4%
RESTAURANTS--2.3%
McDonald's Corp. ..............   167,800         4,540,668
                                               ------------
HOTELS--0.1%
Mirant Corp. ..................     2,703            92,983
                                               ------------
INDUSTRIALS--6.0%
AEROSPACE & DEFENSE--2.8%
Boeing Co. ....................    32,000         1,779,200
Raytheon Co. Class B...........   138,000         3,663,900
                                               ------------
                                                  5,443,100
                                               ------------
CONSTRUCTION & FARM MACHINERY--1.0%
Deere & Co. ...................    52,000         1,968,200
                                               ------------
ELECTRICAL COMPONENTS & EQUIPMENT--1.2%
Emerson Electric Co. ..........    39,600         2,395,800
                                               ------------
INDUSTRIAL MACHINERY--1.0%
Dover Corp. ...................    54,700         2,059,455
                                               ------------
INFORMATION TECHNOLOGY--3.6%
INFORMATION TECHNOLOGY CONSULTING & SERVICES--2.5%
Electronic Data Systems
  Corp. .......................    80,300         5,018,750
                                               ------------
SYSTEMS SOFTWARE--1.1%
Computer Associates
  International, Inc. .........    58,500         2,106,000
                                               ------------
MEDIA--1.1%
ADVERTISING--1.1%
Interpublic Group of Cos.,
  Inc. ........................    73,800         2,166,030
                                               ------------
PHARMACEUTICALS & BIOTECHNOLOGY--6.7%
PHARMACEUTICALS--6.7%
Abbott Laboratories............    61,200         2,938,212
Bristol-Myers Squibb Co. ......    69,500         3,634,850
Johnson & Johnson..............    92,200         4,610,000
Merck & Co., Inc. .............    23,400         1,495,494
Schering-Plough Corp. .........    13,000           471,120
                                               ------------
                                                 13,149,676
                                               ------------
RETAILING--3.0%
COMPUTER & ELECTRONICS RETAIL--0.8%
Circuit City Stores, Inc. .....    94,200         1,695,600
                                               ------------

                       See Notes to Investment Portfolio.

--------------------------------------------------------------------------------
INVESTMENT PORTFOLIO (CONTINUED)
Colonial U.S. Growth & Income Fund, Variable Series / June 30, 2001 (Unaudited)
--------------------------------------------------------------------------------

                                   SHARES         VALUE
                                ------------   ------------
HOME IMPROVEMENT RETAIL--2.2%
Sherwin-Williams Co. ..........   192,200      $  4,266,840
                                               ------------
TECHNOLOGY HARDWARE & EQUIPMENT--1.0%
COMPUTER HARDWARE--1.0%
Gateway, Inc. .................       116         1,899,975
                                               ------------
TELECOMMUNICATION SERVICES--11.5%
INTEGRATED TELECOMMUNICATION SERVICES--9.8%
AT&T Corp. ....................   261,200         5,746,400
Deutsche Telekom AG ADR........    80,250         1,801,613
MCI Group......................    11,408           183,669
MCI WorldCom, Inc. (a).........   285,200         4,049,840
Nippon Telegraph & Telephone
  Corp. ADR....................    62,400         1,659,840
Sprint Corp. ..................   112,600         2,405,136
Verizon Communications.........    64,890         3,471,615
                                               ------------
                                                 19,318,113
                                               ------------
TELECOMMUNICATIONS EQUIPMENT--1.7%
Lucent Technologies, Inc. .....   207,400         1,285,880
Motorola, Inc. ................   122,000         2,020,320
                                               ------------
                                                  3,306,200
                                               ------------
UTILITIES--3.6%
ELECTRIC UTILITIES--3.6%
Edison International...........   264,700         2,951,405
PG&E Corp. ....................   253,700         2,841,440
Southern Co. ..................     5,100           118,575
TXU Corp. .....................    24,700         1,190,293
                                               ------------
                                                  7,101,713
                                               ------------
TOTAL COMMON STOCKS (cost of $199,575,020)..    194,299,041
                                               ------------

                                    PAR           VALUE
                                ------------   ------------
SHORT-TERM OBLIGATION--1.1%
Repurchase agreement with SBC
  Warburg Ltd., dated 6/29/01,
  due 7/2/01 at 3.950% Notes
  with various maturities to
  2026, market value $2,204,923
  (Repurchase proceeds
  $2,167,713) (cost of
  $2,167,000)..................  $2,167,000    $  2,167,000
                                               ------------
TOTAL INVESTMENTS (cost of $201,742,020)
  (b).......................................    196,466,041
OTHER ASSETS & LIABILITIES, NET--0.1%.......        124,492
                                               ------------
NET ASSETS--100.0%..........................   $196,590,533
                                               ============

NOTES TO INVESTMENT PORTFOLIO:
(a) Non-income producing.
(b) Cost for both financial statement and federal income tax purposes is the same.

ACRONYM             NAME
-------             ----
  ADR    American Depositary Receipt

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
STATEMENT OF ASSETS & LIABILITIES
Colonial U.S. Growth & Income Fund, Variable Series / June 30, 2001 (Unaudited)
--------------------------------------------------------------------------------

ASSETS:
Investments, at value (cost of $201,742,020)................    $196,466,041
Cash........................................................             321
Receivable for:
  Investments sold..........................................          39,521
  Fund shares sold..........................................          23,198
  Interest..................................................             476
  Dividends.................................................         255,630
  Deferred Trustees' compensation plan......................           3,659
  Expense reimbursement due from Distributor................           1,346
Other assets................................................         105,097
                                                                ------------
    TOTAL ASSETS............................................     196,895,289
                                                                ------------
LIABILITIES
Payable for:
  Fund shares repurchased...................................         159,190
  Transfer agent fee........................................         131,332
  Bookkeeping fee...........................................           7,142
  Trustees' fee.............................................           3,007
  Custody fee...............................................             426
  Deferred Trustees' fee....................................           3,659
                                                                ------------
    TOTAL LIABILITIES.......................................         304,756
                                                                ------------
NET ASSETS..................................................    $196,590,533
                                                                ------------
COMPOSITION OF NET ASSETS:
Paid in capital.............................................    $175,434,827
Undistributed net investment income.........................         929,987
Accumulated net realized gain...............................      25,501,698
Net unrealized depreciation on investments..................      (5,275,979)
                                                                ------------
NET ASSETS..................................................    $196,590,533
                                                                ============
NET ASSET VALUE PER SHARE--CLASS A
  ($183,375,748/10,449,170).................................          $17.55
                                                                ============
NET ASSET VALUE PER SHARE--CLASS B ($13,214,785/753,939)....          $17.53
                                                                ============

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
For the Six Months Ended June 30, 2001 (Unaudited)
--------------------------------------------------------------------------------

INVESTMENT INCOME:
  Dividend income...........................................    $  1,737,122
  Interest income...........................................          71,092
                                                                ------------
    Total Investment Income.................................       1,808,214
EXPENSES:
  Management fee............................................         791,335
  Distribution fee--Class B.................................          10,446
  Bookkeeping fee...........................................          43,038
  Trustees' fee.............................................           6,013
  Custody fee...............................................           2,553
  Other expenses............................................          23,731
                                                                ------------
    Total Expenses..........................................         877,116
  Fees waived and reimbursed by Distributor--Class B........          (5,288)
                                                                ------------
    Net Expenses............................................         871,828
                                                                ------------
Net Investment Income.......................................         936,386
                                                                ------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain on investments............................      10,384,253
                                                                ------------
Net change in unrealized appreciation/depreciation on
  investments...............................................     (19,493,729)
                                                                ------------
Net Loss....................................................      (9,109,476)
                                                                ------------
Decrease in Net Assets from Operations......................    $ (8,173,090)
                                                                ============

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
Colonial U.S. Growth & Income Fund, Variable Series
--------------------------------------------------------------------------------

                                                                (UNAUDITED)
                                                                 SIX MONTHS         YEAR
                                                                   ENDED           ENDED
                                                                  JUNE 30,      DECEMBER 31,
INCREASE (DECREASE) IN NET ASSETS:                                  2001          2000(a)
----------------------------------                              ------------    ------------
OPERATIONS:
Net investment income.......................................    $    936,386    $  1,734,247
Net realized gain on investments............................      10,384,253      29,914,119
Net change in unrealized appreciation/depreciation on
  investments...............................................     (19,493,729)    (24,300,037)
                                                                ------------    ------------
     Net Increase (Decrease) from Operations................      (8,173,090)      7,348,329
                                                                ------------    ------------
DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income--Class A.........................              --      (1,738,078)
From net investment income--Class B.........................              --         (27,383)
In excess of net investment income--Class A.................              --          (3,391)
In excess of net investment income--Class B.................              --             (53)
From net realized capital gains--Class A....................              --     (21,751,898)
From net realized capital gains--Class B....................              --        (342,685)
                                                                ------------    ------------
     Total Distributions Declared to Shareholders...........              --     (23,863,488)
                                                                ------------    ------------
SHARE TRANSACTIONS:
Subscriptions--Class A......................................       5,356,268      23,815,787
Distributions reinvested--Class A...........................              --      23,493,367
Redemptions--Class A........................................     (17,475,480)    (40,044,589)
                                                                ------------    ------------
     Net Increase (Decrease)--Class A.......................     (12,119,212)      7,264,565
                                                                ------------    ------------
Subscriptions--Class B......................................       9,594,389       4,291,163
Distributions reinvested--Class B...........................              --         370,121
Redemptions--Class B........................................        (396,026)        (80,995)
                                                                ------------    ------------
     Net Increase--Class B..................................       9,198,363       4,580,289
                                                                ------------    ------------
Net Increase (Decrease) from Share Transactions.............      (2,920,849)     11,844,854
                                                                ------------    ------------
Total Decrease in Net Assets................................     (11,093,939)     (4,670,305)
NET ASSETS:
Beginning of period.........................................     207,684,472     212,354,777
                                                                ------------    ------------
End of period (including undistributed net investment income and overdistributed net investment income of $929,987 and
  ($6,399), respectively)...................................    $196,590,533    $207,684,472
                                                                ============    ============
CHANGES IN SHARES OF BENEFICIAL INTEREST:
Subscriptions--Class A......................................         301,466       1,228,544
Issued for reinvestment of distributions--Class A...........              --       1,255,539
Redemptions--Class A........................................        (984,269)     (2,050,287)
                                                                ------------    ------------
  Net Increase(Decrease)--Class A...........................        (682,803)        433,796
                                                                ------------    ------------
Subscriptions--Class B......................................         540,137         220,348
Issued for reinvestment of distributions--Class B...........              --          20,235
Redemptions--Class B........................................         (22,658)         (4,123)
                                                                ------------    ------------
  Net Increase--Class B.....................................         517,479         236,460
                                                                ------------    ------------
Net Increase(Decrease) in Shares of Beneficial Interest.....        (165,324)        670,256
                                                                ------------    ------------

(a) Class B shares were initially offered on June 1, 2000.

                       See Notes to Financial Statements.

                   NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

NOTE 1. ORGANIZATION AND ACCOUNTING POLICIES

  ORGANIZATION--Colonial U.S. Growth & Income Fund, Variable Series (the "Fund"), a series of Liberty Variable Investment Trust (the "Trust"), is a diversified portfolio of a Massachusetts business trust, registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund's investment objective is to seek long-term growth and income. The Fund's capitalization consists of an unlimited number of shares of beneficial interest without par value that represents a separate series of the Trust. The Fund offers two classes of shares: Class A and Class B. Class B shares are subject to an annual distribution fee. Each share of the Fund represents an equal proportionate beneficial interest in that Fund and, when issued and outstanding, is fully paid and nonassessable. Shareholders would be entitled to share proportionally in the net assets of the Fund available for distribution to shareholders upon liquidation of the Fund. Shares of the Fund are available and are being marketed exclusively as a pooled funding vehicle for variable annuity contracts ("VA contracts") and Variable Life Insurance Policies ("VLI Policies") offered by the separate accounts of the life insurance companies ("Participating Insurance Companies"). Certain Participating Insurance Companies are affiliated with the Investment Advisor and sub-advisers to the Fund ("Affiliated Participating Insurance Companies"). Such Affiliated Participating Insurance Companies are Keyport Life Insurance Company ("Keyport"), Keyport Benefit Life Insurance Company ("Keyport Benefit"), Independence Life & Annuity Company ("Independence") and Liberty Life Assurance Company of Boston ("Liberty Life"). The Participating Insurance Companies and their separate accounts own all the shares of the Fund. Liberty Advisory Services Corp. (the "Manager") ("LASC"), provides investment management and advisory services to the Fund pursuant to its Management Agreements with the Fund. Colonial Management Associate, Inc. ("Colonial") provides sub-advisory services. LASC has delegated various administrative matters to Colonial. Colonial also provides pricing and bookkeeping services to the Fund. Liberty Funds Distributor, Inc. ("LFD") serves as the principal underwriter of the Fund. The Manager, Colonial, LFD, Keyport, Keyport Benefit and Independence are wholly-owned indirect subsidiaries of Liberty Financial Companies, Inc. ("LFC"). As of June 30, 2001, Liberty Mutual Insurance Companies ("Liberty Mutual") owned approximately 70.46% of the outstanding voting shares of LFC. Liberty Life is a subsidiary of Liberty Mutual.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

  SECURITY VALUATION AND TRANSACTIONS--Equity securities generally are valued at the last sale price or, in the case of unlisted or listed securities for which there were no sales during the day, at current quoted bid prices.

Debt securities generally are valued by a pricing service based upon market transactions for normal, institutional-size trading units of similar securities. When management deems it appropriate, an over-the-counter or exchange bid quotation is used.

Short-term obligations with a maturity of 60 days or less are valued at amortized cost.

Portfolio positions for which market quotations are not readily available are valued at fair value under procedures approved by the Trustees.

Security transactions are accounted for on the date the securities are purchased, sold or mature.

Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

  DETERMINATION OF CLASS NET ASSET VALUES AND FINANCIAL HIGHLIGHTS--All income, expenses (other than the Class B distribution fee), and realized and unrealized gains (losses) are allocated to each class proportionately on a daily basis for purposes of determining the net asset value of each class.

The per share data was calculated using average shares outstanding during the period. In addition, Class B net investment income per share data and ratios reflect the distribution fees applicable to Class B shares only.

  FEDERAL INCOME TAXES--Consistent with the Fund's policy to qualify as a regulated investment company and to distribute all of its taxable income, no federal income tax has been accrued.

  DISTRIBUTIONS TO SHAREHOLDERS--The Fund intends to distribute as income dividends or capital gains distributions, at least annually, substantially all of its net investment income and net profits realized from the sale of investments. All dividends and distributions are reinvested in additional shares of the Fund at net asset value as of the record date of the distribution. Income and capital gain distributions are determined in accordance with federal income tax regulations.

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

  OTHER--Interest income is recorded on the accrual basis. Corporate actions and dividend income are recorded on ex-date.

The Fund's custodian takes possession through the federal book-entry system of securities collateralizing repurchase agreements. Collateral is marked-to-market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund. The Fund may experience costs and delays in liquidating the collateral if the issuer defaults or enters bankruptcy.

NOTE 2. FEES AND COMPENSATION PAID TO AFFILIATES

  MANAGEMENT AND SUB-ADVISORY FEES--The Manager receives a monthly fee equal to 0.80% annually of the first $1 billion of the Fund's average daily net assets and 0.70% in excess of $1 billion. The Manager, out of the management fee it receives, pays Colonial a monthly sub-advisory fee equal to 0.60% annually of the Fund's average daily net assets.

  BOOKKEEPING FEE--Colonial provides bookkeeping and pricing services for a monthly fee equal to $27,000 annually plus 0.040% of the Fund's average net assets over $50 million.

  TRANSFER AGENT FEE--Liberty Funds Services, Inc. (the "Transfer Agent"), an affiliate of the Manager, provides shareholder services at an annual rate of $7,500.

  DISTRIBUTION FEE--The Fund has adopted a 12b-1 plan which requires it to pay LFD a monthly distribution fee totaling 0.25% annually on Class B net assets as of the 20th of each month.

  EXPENSE LIMITS--The Manager and LFD have voluntarily agreed to reimburse all expenses, including management fees and distribution fees, but excluding interest, taxes, brokerage and extraordinary expenses incurred by the Fund in excess of 1.00% of average daily net assets annually. LFD will first reimburse the Class B distribution fee up to 0.25% annually to reach the 1.00% on Class B expenses. If additional reimbursement is needed to meet the limit for each Class, the Manager will then reimburse other expenses to the extent necessary. If additional reimbursement is still needed to reach the expense limit, the Manager will then waive a portion of its management fee to reach the expense limit. This arrangement may be terminated or modified by the Manager or LFD at any time.

  OTHER--The Fund pays no compensation to its officers, all of whom are employees of Colonial.

The Fund's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

NOTE 3. PORTFOLIO INFORMATION

  INVESTMENT ACTIVITY--During the six months ended June 30, 2001, purchases and sales of investments, other than short term obligations, were $58,935,699 and $55,161,418, respectively.

Unrealized appreciation (depreciation) at June 30, 2001, based on cost of investments for both financial statement and federal income tax purposes was:

Gross unrealized
  appreciation                $ 15,874,914
Gross unrealized
  depreciation                 (21,150,893)
                              ------------
  Net unrealized
     depreciation             $ (5,275,979)
                              ============

  OTHER--The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

NOTE 4. OTHER RELATED PARTY TRANSACTIONS

During the six months ended June 30, 2001, the Fund used AlphaTrade Inc., a wholly owned subsidiary of Colonial, as a broker. Total commissions paid to AlphaTrade Inc. during the period were $29,401.

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
Colonial U.S. Growth & Income Fund, Variable Series--Class B Shares
--------------------------------------------------------------------------------

                                                              (UNAUDITED)
                                                              SIX MONTHS        PERIOD
                                                                 ENDED          ENDED
                                                               JUNE 30,      DECEMBER 31,
                                                                 2001          2000(a)
                                                              -----------    ------------
NET ASSET VALUE, BEGINNING OF PERIOD........................    $ 18.26         $19.82
                                                                -------         ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (b)...................................       0.07           0.08
Net realized and unrealized gain (loss) on investments......      (0.80)          0.65
                                                                -------         ------
  Total from Investment Operations..........................      (0.73)          0.73
                                                                -------         ------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income..................................         --          (0.17)
In excess of net investment income..........................         --             --(c)
From net realized gains.....................................         --          (2.12)
                                                                -------         ------
Total Distributions Declared to Shareholders................         --          (2.29)
                                                                -------         ------
NET ASSET VALUE, END OF PERIOD..............................    $ 17.53         $18.26
                                                                =======         ======
Total return (d)(e)(f)(g)...................................      (4.00)%         3.64%
RATIOS TO AVERAGE NET ASSETS:
Expenses (h)(i).............................................       1.00%          1.00%
Net investment income (h)(i)................................       0.83%          0.71%
Waiver/reimbursement (i)....................................       0.13%          0.13%
Portfolio turnover rate (g).................................         28%           120%
Net assets, end of period (000's)...........................    $13,215         $4,318

 (a) Class B Shares were initially offered on June 1, 2000.
 (b) Per share data was calculated using average shares outstanding during the period.
 (c) Rounds to less than $0.01.
 (d) Total return at net asset value assuming all distributions reinvested.
 (e) Had the Distributor not waived or reimbursed a portion of expenses, total return would have been reduced.
 (f) Total return figure does not include any insurance company charges associated with a variable annuity. If included, total return would be reduced.
 (g) Not annualized.
 (h) The benefits derived from custody credits and directed brokerage arrangements had no impact.
 (i) Annualized.

--------------------------------------------------------------------------------
PORTFOLIO MANAGER'S DISCUSSION
Crabbe Huson Real Estate Investment Fund, Variable Series / June 30, 2001
--------------------------------------------------------------------------------

   Crabbe Huson Real Estate Investment Fund, Variable Series seeks to provide growth of capital and current income.

   John E. Maack, Jr. is the fund's portfolio manager. Mr. Maack has managed various funds for Crabbe Huson Group, Inc. since 1988.

     Crabbe Huson Real Estate Investment Fund, Variable Series turned in strong performance for the six months ended June 30, 2001. Consistent growth in the REIT sector, coupled with strong performance from other, non-REIT holdings helped drive the fund's strong positive return during the period.

REITS MAINTAINED STABLE GROWTH
Though REITs have received a good deal of investor attention recently, they have actually sustained strong growth for several years now. Although dramatic growth in the S&P 500 and the stock market in general during the late 1990s somewhat eclipsed the positive developments in the sector, REITs have shown strong, extremely consistent FFO (funds from operations--a measure of REIT earnings) growth over the past four to five years. When the technology issues that had previously driven the market to its peak began to tumble, REITs gained the spotlight as their relative performance improved dramatically. As investors defected from other asset classes in the wake of the stock market spiral, many turned to REITs as a haven. As defensive issues, REITs compete successfully with fixed-income securities due to their attractive yields in recent years. The new money pouring into the sector helped to further sustain the sector's strong growth.

     Economic developments which benefited the sector during the period included the declining interest rate environment created by the Federal Reserve Board's response to the slowing economy. REITs are considered cyclical issues, which tend to perform well when interest rates are falling.

GOOD FUND PERFORMANCE DURING THIS PERIOD
Though the fund is invested heavily in REITs, it is not a "pure" REIT fund. Rather, the fund is committed to investing in real estate-related securities, which can include sectors such as construction, building materials and, within the financial services sector, financing and mortgage servicing. Though they comprise a relatively small portion of the fund (up to 25% of total net assets), these types of holdings have benefited fund performance.

     Another boon to performance was the fund's barbell structure. Our expectation for the period was that, as money began to flow into REITs, it would be of greatest benefit in two places: in large-cap issues, and in issues with marginal balance sheets and revenue streams, but offering high yields. As such, we weighted the portfolio in each of these distinct issues. Our strategy was rewarded, as these two categories outperformed the sector in general and helped to boost fund performance.

CONCERN OVER HIGH VALUATIONS
The attention that REITs have garnered lately as a result of the Fed's actions and the stock market tumble has applied upward pressure to valuations in the sector. Anticipating a significant drop in valuation, we sold several of the fund's top-performing cyclical holdings, feeling that we had gleaned what benefit we could and that, in selling, we would avoid the negative consequences of a future price drop.

     Based on the performance of REITs over the past six months, we are contemplating a shift in the fund's portfolio. We feel that the high valuations of many REIT issues may soon begin to drop. Furthermore, it appears the slowing economy is beginning to have tangible effects in areas that greatly influence REITs. As vacancy levels rise in hotels and shopping malls, it seems likely that the relatively high FFO growth rates we've seen over the past few years could begin to slow over the next six months. These valuation and growth rate concerns point to a more uncertain time ahead for REITs, and it may be necessary to reposition the portfolio to adopt a more defensive posture designed to ride out the coming uncertainty.

                       ---------------------------------

An investment in the fund may be subject to certain risks associated with ownership of real estate such as possible declines in value, environmental problems, natural disasters, changes in interest rates and local economic conditions. The fund may be affected by stock market fluctuations that occur in response to economic and business developments.

Holdings are disclosed as a percentage of net assets as of June 30, 2001, and are subject to change.

--------------------------------------------------------------------------------
FUND PERFORMANCE
Crabbe Huson Real Estate Investment Fund, Variable Series / June 30, 2001
--------------------------------------------------------------------------------

                                                           CLASS B
---------------------------------------------------------------------
Inception date                                              6/1/99
Net asset value per share as of 12/31/00 ($)                  9.17
Net asset value per share as of 6/30/01 ($)                  10.38
---------------------------------------------------------------------

            AVERAGE ANNUAL TOTAL RETURN AS OF JUNE 30, 2001 (%)
---------------------------------------------------------------------------
                                      6-MONTH                      LIFE OF
                                    (CUMULATIVE)      1-YEAR        FUND
Class B                                13.20           18.99         6.17
NAREIT Equity Index                    11.44           24.43      11.77(1)
---------------------------------------------------------------------------

                    CHANGE IN VALUE OF A $10,000 INVESTMENT
                   CLASS B SHARES VS. NAREIT EQUITY INDEX(1)

TO COME                       6/1/1999 - 6/30/2001

                                                                       CLASS B SHARES                      NAREIT INDEX
                                                                       --------------                      ------------
5/31/99                                                                                                      10000.00
6/1/99                                                                   10000.00                            10220.00
6/99                                                                      9590.00                            10054.40
                                                                          9420.26                             9734.70
                                                                          9140.48                             9611.07
                                                                          8890.03                             9245.85
                                                                          8730.01                             9018.41
                                                                          8570.25                             8871.41
12/99                                                                     8619.95                             9152.63
                                                                          8713.05                             9182.83
                                                                          8681.68                             9073.56
                                                                          8837.08                             9372.08
                                                                          9323.12                            10001.90
                                                                          9282.10                            10099.90
6/00                                                                      9519.72                            10359.50
                                                                         10088.00                            11264.90
                                                                          9985.15                            10807.50
                                                                         10006.10                            11151.20
                                                                          9499.81                            10668.40
                                                                          9375.37                            10804.90
12/00                                                                    10007.30                            11565.60
                                                                         10312.50                            11685.90
                                                                         10050.50                            11498.90
                                                                         10181.20                            11610.40
                                                                         10454.10                            11887.90
                                                                         10705.00                            12175.60
6/01                                                                     11327.00                            12889.10

PAST PERFORMANCE CANNOT PREDICT FUTURE INVESTMENT RESULTS. SHARE PRICE AND INVESTMENT RETURN WILL VARY, SO YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. Total return performance includes changes in share price and reinvestment of all distributions. The NAREIT Equity Index is an unmanaged index that tracks the performance of all equity real estate investment trusts (REITs) that trade on the New York Stock Exchange, the American Stock Exchange and the Nasdaq. Indexes are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index.

MUTUAL FUND PERFORMANCE CHANGES OVER TIME. CURRENT RETURNS FOR THE FUND MAY BE DIFFERENT THAN THAT SHOWN.

Performance numbers reflect all fund expenses, but do not include any insurance charges imposed by your insurance company's separate accounts. If performance included the effect of these additional charges, it would be lower.

(1) Index performance is from May 31, 1999.

--------------------------------------------------------------------------------
INVESTMENT PORTFOLIO
Crabbe Huson Real Estate Investment Fund, Variable Series / June 30, 2001 (Unaudited)
--------------------------------------------------------------------------------

                                   SHARES         VALUE
                                 -----------   ------------
COMMON STOCKS--94.7%
CAPITAL GOODS--1.9%
BUILDING PRODUCTS--1.9%
Elcor Corp. ....................     4,800      $   97,200
                                                ----------
COMMERCIAL SERVICES & SUPPLIES --3.7%
DATA PROCESSING SERVICES--2.0%
CoStar Group, Inc. (a)..........     4,000         105,200
                                                ----------
DIVERSIFIED COMMERCIAL SERVICES--1.7%
Kennedy-Wilson, Inc. (a)........    21,300          86,265
                                                ----------
HEALTH CARE--1.1%
HEALTH CARE FACILITIES--1.1%
Sunrise Assisted Living, Inc.
  (a)...........................     2,100          55,125
                                                ----------
REAL ESTATE--88.0%
REAL ESTATE INVESTMENT TRUST--83.4%
AMB Property Corp. .............     3,300          85,008
American Land Lease, Inc. ......     9,561         118,556
Apartment Investment &
  Management Co. ...............     2,600         125,320
Archstone Communities Trust.....     4,600         118,588
Arden Realty, Inc. .............     2,200          58,740
Avalonbay Communities, Inc. ....     2,400         112,200
BRE Properties, Inc., Class A...     2,500          75,750
Boston Properties, Inc. ........     3,100         126,790
Cabot Industrial Trust..........     2,200          46,200
Camden Property Trust...........     1,500          55,050
Capital Automotive Real Estate
  Investment Trust..............     2,200          39,600
CenterPoint Properties Corp. ...     1,100          55,220
Commercial Net Lease Realty.....     2,900          41,325
Cousins Properties, Inc. .......     2,700          72,495
Crescent Real Estate Equities
  Co. ..........................     3,600          88,452
Duke-Weeks Realty Corp..........     3,900          96,915
Equity Office Properties
  Trust.........................    14,740         466,244
Equity Residential Properties
  Trust.........................     4,700         265,785
Essex Property Trust, Inc. .....     1,100          54,505
FelCor Lodging Trust, Inc. .....     3,400          79,560
Franchise Finance Corp. of
  America.......................     2,300          57,753
Gables Residential Trust........     1,700          50,915
Gilmcher Realty Trust...........     6,200         110,980
Glenborough Realty Trust,
  Inc. .........................     2,300          44,390
Healthcare Realty Trust,
  Inc. .........................     5,200         136,760
Highwoods Properties, Inc. .....     1,700          45,305
Hospitality Properties Trust....     2,700          76,950
Host Marriott Corp. ............    10,900         136,468
JDN Realty Corp. ...............     3,800          50,920
Kilroy Realty Corp. ............     1,300          37,830

                                   SHARES         VALUE
                                 -----------   ------------
Kimco Realty Corp. .............     2,400      $  113,640
Liberty Property Trust..........     2,200          65,120
Mack-Cali Realty Corp. .........     2,400          68,352
Manufactured Home Communities,
  Inc. .........................     2,900          81,490
MeriStar Hospitality Corp. .....     2,100          49,875
New Plan Realty Trust...........     2,300          35,190
Post Properties, Inc. ..........     1,600          60,560
Prentiss Properties Trust.......     1,700          44,710
Prologis Trust..................     6,000         136,320
Public Storage, Inc. ...........     3,300          97,845
Reckson Associates Realty
  Corp. ........................     2,000          46,000
Regency Centers Corp. ..........     3,400          86,360
Simon Property Group, Inc. .....     6,400         191,808
Storage USA, Inc. ..............     1,100          39,600
Taubman Centers, Inc. ..........     5,700          79,800
United Dominion Realty Trust,
  Inc. .........................     5,700          80,655
Vornado Realty Trust............     3,300         128,832
                                                ----------
                                                 4,336,731
                                                ----------
REAL ESTATE MANAGEMENT & DEVELOPMENT--4.6%
The Rouse Co. ..................     2,500          71,625
Trammell Crow Co. (a)...........     4,900          54,145
TrizecHahn Corp. ...............     6,500         118,235
                                                ----------
                                                   244,005
                                                ----------
TOTAL COMMON STOCKS (cost of $4,375,861)....     4,924,526
                                                ----------
                                     PAR
                                 -----------
SHORT-TERM OBLIGATION--2.1%
Repurchase agreement with SBC
  Warburg Ltd., dated 6/29/01,
  due 7/2/01 at 3.95%,
  collateralized by U.S.
  Treasury Notes with various
  maturities to 2026, market
  value $112,943 (Repurchase
  proceeds $111,037)(cost of
  $111,000).....................  $111,000         111,000
                                                ----------
TOTAL INVESTMENTS (cost of $4,486,861)
  (b).......................................     5,035,526
OTHER ASSETS & LIABILITIES, NET--3.2%.......       166,141
                                                ----------
NET ASSETS--100.0%..........................    $5,201,667
                                                ==========

NOTES TO INVESTMENT PORTFOLIO:
(a) Non-income producing.
(b) Cost for both financial statement and federal income tax purposes is the same.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
STATEMENT OF ASSETS & LIABILITIES
Crabbe Huson Real Estate Investment Fund, Variable Series / June 30, 2001 (Unaudited)
--------------------------------------------------------------------------------

ASSETS:
Investments, at value (cost of $4,486,861)..................    $5,035,526
Cash........................................................           547
Receivables for:
  Investments sold..........................................       224,836
  Expense reimbursement due from Manager....................         3,986
  Interest..................................................            24
  Dividends.................................................        25,190
  Deferred Trustees' compensation plan......................         1,030
Other assets................................................         3,148
                                                                ----------
     TOTAL ASSETS...........................................     5,294,287
                                                                ----------
LIABILITIES:
Payables for:
  Investments purchased.....................................        84,065
  Management fee............................................         4,183
  Bookkeeping fee...........................................         2,219
  Trustees' fees............................................         1,123
  Deferred Trustees' fee....................................         1,030
                                                                ----------
     TOTAL LIABILITIES......................................        92,620
                                                                ----------
NET ASSETS..................................................    $5,201,667
                                                                ==========
COMPOSITION OF NET ASSETS:
Paid in capital.............................................    $4,601,797
Undistributed net investment income.........................       176,101
Accumulated net realized loss...............................      (124,896)
Net unrealized appreciation on investments..................       548,665
                                                                ----------
NET ASSETS..................................................    $5,201,667
                                                                ==========
NET ASSET VALUE PER SHARE--CLASS A ($1,228/118).............        $10.41
                                                                ==========
NET ASSET VALUE PER SHARE--CLASS B ($5,200,439/500,941).....        $10.38
                                                                ==========

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
For the Six Months Ended June 30, 2001 (Unaudited)
--------------------------------------------------------------------------------

INVESTMENT INCOME:
  Dividend income...........................................    $128,753
  Interest income...........................................       9,696
                                                                --------
     Total Investment Income (net of foreign taxes withheld
      of $171)..............................................     138,449
EXPENSES:
  Management fee............................................      23,212
  Distribution fee--Class B.................................       5,848
  Transfer agent fee........................................       3,801
  Bookkeeping fee...........................................      13,389
  Trustees' fee.............................................       2,245
  Audit fee.................................................       8,644
  Other expenses............................................         829
                                                                --------
     Total Expenses.........................................      57,968
                                                                --------
  Fees and expenses waived or reimbursed by Manager.........     (24,238)
                                                                --------
     Net Expenses...........................................      33,730
                                                                --------
Net Investment Income.......................................     104,719
                                                                --------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized loss on investments............................     (52,640)
Net change in unrealized appreciation/depreciation on
  investments...............................................     555,852
                                                                --------
Net Gain....................................................     503,212
                                                                --------
Increase in Net Assets from Operations......................    $607,931
                                                                ========

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
Crabbe Huson Real Estate Investment Fund, Variable Series
--------------------------------------------------------------------------------

                                                              (UNAUDITED)
                                                              SIX MONTHS       YEAR
                                                                 ENDED         ENDED
                                                                JUNE 30,    DECEMBER 31,
INCREASE (DECREASE) IN NET ASSETS:                               2001         2000(a)
------------------------------------------------------------  ----------    ------------

OPERATIONS:
Net investment income.......................................  $  104,719     $  215,200
Net realized gain (loss) on investments.....................     (52,640)        29,184
Net change in unrealized appreciation/depreciation on
  investments...............................................     555,852        199,164
                                                              ----------     ----------
    Net Increase from Operations............................     607,931        443,548
                                                              ----------     ----------
DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income--Class A.........................          --            (31)
From net investment income--Class B.........................          --       (121,181)
In excess of net investment income--Class A.................          --            (14)
In excess of net investment income--Class B.................          --        (51,847)
Return of capital--Class A..................................          --            (12)
Return of capital--Class B..................................          --        (43,898)
                                                              ----------     ----------
    Total Distributions Declared to Shareholders............          --       (216,983)
                                                              ----------     ----------
SHARE TRANSACTIONS:
Subscriptions--Class A......................................          --          1,000
Distributions reinvested--Class A...........................          --             57
                                                              ----------     ----------
    Net Increase--Class A...................................          --          1,057
                                                              ----------     ----------
Subscriptions--Class B......................................     903,981      1,746,763
Distributions reinvested--Class B...........................          --        216,926
Redemptions--Class B........................................    (462,819)      (218,533)
                                                              ----------     ----------
    Net Increase--Class B...................................     441,162      1,745,156
                                                              ----------     ----------
Net Increase from Share Transactions........................     441,162      1,746,213
                                                              ----------     ----------
Total Increase in Net Assets................................   1,049,093      1,972,778
NET ASSETS:
  Beginning of period.......................................   4,152,574      2,179,796
                                                              ----------     ----------
  End of period (including undistributed net investment
    income of $176,101 and $71,382, respectively)...........  $5,201,667     $4,152,574
                                                              ==========     ==========
CHANGES IN SHARES OF BENEFICIAL INTEREST:
Subscriptions--Class A......................................          --            112
Issued for distributions reinvested--Class A................          --              6
                                                              ----------     ----------
    Net Increase--Class A...................................          --            118
                                                              ----------     ----------
Subscriptions--Class B......................................      97,193        192,105
Issued for distributions reinvested--Class B................          --         23,734
Redemptions--Class B........................................     (48,733)       (24,584)
                                                              ----------     ----------
    Net Increase--Class B...................................      48,460        191,255
                                                              ----------     ----------
Net Increase in Shares of Beneficial Interest...............      48,460        191,373
                                                              ----------     ----------

(a) Class A shares were initially offered on June 1, 2000.

                       See Notes to Financial Statements.

                   NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

NOTE 1. ORGANIZATION AND ACCOUNTING POLICIES

ORGANIZATION--Crabbe Huson Real Estate Investment Fund Variable Series (the "Fund"), a series of Liberty Variable Investment Trust (the "Trust"), is a diversified portfolio of a Massachusetts business trust, registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund's investment objective is to provide growth of capital and current income. The Fund's capitalization consists of an unlimited number of shares of beneficial interest without par value that represent a separate series of the Trust. The Fund offers two classes of shares: Class A and Class B. Class B shares are subject to annual distribution fee. Each share of a Fund represents an equal proportionate beneficial interest in that Fund and, when issued and outstanding, is fully paid and nonassessable. Shareholders would be entitled to share proportionally in the net assets of the Fund available for distribution to shareholders upon liquidation of the Fund. Shares of the Fund are available and are being marketed exclusively as a pooled funding vehicle for variable annuity contracts ("VA contracts") and Variable Life Insurance Policies ("VLI Policies") offered by the separate accounts of the life insurance companies ("Participating Insurance Companies"). Certain Participating Insurance Companies are affiliated with the Investment Advisor and sub-advisors to the Fund ("Affiliated Participating Insurance Companies"). Such Affiliated Participating Insurance Companies are Keyport Life Insurance Company ("Keyport"), Keyport Benefit Life Insurance Company ("Keyport Benefit"), Independence Life & Annuity Company ("Independence") and Liberty Life Assurance Company of Boston ("Liberty Life"). The Participating Insurance Companies and their separate accounts own all the shares of the Fund. Liberty Advisory Services Corp. (the Manager) ("LASC"), provides investment management and advisory services to the Fund pursuant to its Management Agreement with the Fund. LASC has appointed Crabbe Huson Group, Inc. ("Crabbe Huson"), an affiliate of LASC, as Sub-Advisor to the Fund. LASC has delegated various administrative matters to Colonial Management Associates, Inc. ("Colonial"). Colonial also provides pricing and bookkeeping services to the Fund. Liberty Funds Distributor, Inc. ("LFD") serves as the principal underwriter of the Fund. The Manager, Colonial, Crabbe Huson, LFD, Keyport, Keyport Benefit and Independence are wholly-owned indirect subsidiaries of Liberty Financial Companies, Inc. ("LFC"). As of June 30, 2001, Liberty Mutual Insurance Companies ("Liberty Mutual") owned approximately 70.46% of the outstanding voting shares of LFC. Liberty Life is a subsidiary of Liberty Mutual.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

  SECURITY VALUATION AND TRANSACTIONS--Equity securities generally are valued at the last sale price or, in the case of unlisted or listed securities for which there were no sales during the day, at current quoted bid prices.

Short-term obligations with a maturity of 60 days or less are valued at amortized cost.

The value of all assets and liabilities quoted in foreign currencies are translated into U.S. dollars at that day's exchange rates.

Portfolio positions for which market quotations are not readily available are valued at fair value under procedures approved by the Trustees.

Security transactions are accounted for on the date the securities are purchased, sold or mature.

Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

  DETERMINATION OF CLASS NET ASSET VALUES AND FINANCIAL HIGHLIGHTS--All income, expenses (other than the Class B distribution fee), and realized and unrealized gains (losses) are allocated to each class proportionately on a daily basis for purposes of determining the net asset value of each class.

The per share data was calculated using average shares outstanding during the period. In addition, Class B net investment income per share data and ratios reflect the distribution fees applicable to Class B shares only.

  FEDERAL INCOME TAXES--Consistent with the Fund's policy to qualify as a regulated investment company and to distribute all of its taxable income, no federal income tax has been accrued.

  DISTRIBUTIONS TO SHAREHOLDERS--The Fund intends to distribute as income dividends or capital gains distributions, at least annually, substantially all of its net investment income and net profits realized from the sale of investments. All dividends and distributions are reinvested in additional shares of the Fund at net asset value as of the record date of the distribution. Income and capital gain distributions are determined in accordance with federal income tax regulations.

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

  OTHER--Interest income is recorded on the accrual basis. Corporate actions and dividend income are recorded on ex-date.

The Fund's custodian takes possession through the federal book-entry system of securities collateralizing repurchase agreements. Collateral is marked-to-market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund. The Fund may experience costs and delays in liquidating the collateral if the issuer defaults or enters bankruptcy.

NOTE 2. FEES AND COMPENSATION PAID TO AFFILIATES

  MANAGEMENT AND SUB-ADVISORY FEES--The Manager receives a monthly fee equal to 1.00% annually of the Fund's average daily net assets. The Manager, out of the management fee it receives, pays Crabbe Huson a monthly sub-advisory fee equal to 0.80% annually of the Fund's average daily net assets.

  BOOKKEEPING FEE--Colonial provides bookkeeping and pricing services for $27,000 per year plus 0.040% of the Fund's average net assets over $50 million.

  TRANSFER AGENT FEE--Liberty Funds Services, Inc. (the "Transfer Agent"), an affiliate of the Advisor, provides shareholder services for an annual rate of $7,500.

  DISTRIBUTION FEE--The Fund has adopted a 12b-1 plan which requires it to pay LFD a monthly distribution fee totaling 0.25% annually on Class B net assets as of the 20th of each month.

  EXPENSE LIMITS--The Manager has voluntarily agreed to reimburse all expenses, including management fees, but excluding interest, taxes, distribution fees, brokerage and extraordinary expenses incurred by the Fund in excess of 1.20% of average daily net assets annually. This arrangement may be terminated or modified by the Manager at any time.

  OTHER--The Fund pays no compensation to its officers, all of whom are employees of Colonial.

The Fund's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

NOTE 3. PORTFOLIO INFORMATION

  INVESTMENT ACTIVITY--During the six months ended June 30, 2001, purchases and sales of investments, other than short term obligations, were $1,041,215 and $482,040 respectively.

Unrealized appreciation (depreciation) at June 30, 2001, based on cost of investments for both financial statement and federal income tax purposes was:

Gross unrealized appreciation    $615,276
Gross unrealized depreciation     (66,611)
                                 --------
  Net unrealized appreciation    $548,665
                                 ========

CAPITAL LOSS CARRYFORWARDS--At December 31, 2000, capital loss carryforwards available (to the extent provided in regulations) to offset future realized gains were approximately as follows:

           YEAR OF             CAPITAL LOSS
         EXPIRATION            CARRYFORWARD
         ----------            ------------
            2007                 $41,000

  OTHER--The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
Crabbe Huson Real Estate Investment Fund, Variable Series--Class B Shares
--------------------------------------------------------------------------------

                                                            (UNAUDITED)
                                                            SIX MONTHS         YEAR           PERIOD
                                                               ENDED          ENDED           ENDED
                                                             JUNE 30,      DECEMBER 31,    DECEMBER 31,
                                                               2001            2000          1999(a)
                                                            -----------    ------------    ------------
NET ASSET VALUE, BEGINNING OF PERIOD......................    $ 9.17          $ 8.34         $ 10.00
                                                              ------          ------         -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (b).................................      0.21            0.64            0.31
Net realized and unrealized gain (loss) on investments....      1.00            0.70           (1.70)
                                                              ------          ------         -------
     Total from Investment Operations.....................      1.21            1.34           (1.39)
                                                              ------          ------         -------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income................................        --           (0.29)          (0.22)
In excess of net investment income........................        --           (0.12)             --
Return of capital.........................................        --           (0.10)          (0.05)
                                                              ------          ------         -------
     Total Distributions Declared to Shareholders.........        --           (0.51)          (0.27)
                                                              ------          ------         -------
NET ASSET VALUE, END OF PERIOD............................    $10.38          $ 9.17         $  8.34
                                                              ======          ======         =======
Total return (c)(d)(e)....................................     13.20%(f)       16.09%         (13.80)%(f)
RATIOS TO AVERAGE NET ASSETS:
Expenses (g)..............................................      1.45%(h)        1.45%           1.45%(h)
Net investment income (g).................................      4.50%(h)        6.96%           5.90%(h)
Waiver/reimbursement......................................      1.04%(h)        1.66%           2.80%(h)
Portfolio turnover rate...................................        16%(f)          85%             57%(f)
Net assets, end of period (000's).........................    $5,200          $4,152         $ 2,180

 (a) For the period from the commencement of operations June 1, 1999 to December 31, 1999.
 (b) Per share data was calculated using average shares outstanding during the period.
 (c) Total return at net asset value assuming all distributions reinvested.
 (d) Had the Manager not waived or reimbursed a portion of expenses, total return would have been reduced.
 (e) Total return figures do not include any insurance company charges associated with a variable annuity. If included, total return would be reduced.
 (f) Not annualized.
 (g) The benefits derived from custody credits and directed brokerage arrangements had no impact.
 (h) Annualized.

--------------------------------------------------------------------------------
PORTFOLIO MANAGERS' DISCUSSION
Liberty All-Star Equity Fund, Variable Series / June 30, 2001
--------------------------------------------------------------------------------

   Liberty All-Star Equity Fund, Variable Series seeks total investment return, comprised of long-term capital appreciation and current income, through investment primarily in a diversified portfolio of equity securities.

   The fund's investment program is based upon Liberty Asset Management Company's (LAMCO) multi-manager concept. LAMCO allocates the fund's portfolio assets on an approximately equal basis among a number of independent investment management organizations ("Portfolio Managers")--currently five in number. Each Portfolio Manager employs a different investment style. LAMCO, from time to time, rebalances the portfolio among the Portfolio Managers to maintain an approximately equal allocation of the portfolio among them throughout all market cycles.

   The fund's current Portfolio Managers are:

   - Boston Partners Asset Management, L.P.; Investment Style-Value

   - Mastrapasqua & Associates, Inc.; Investment Style-Growth

   - Oppenheimer Capital; Investment Style-Value

   - Westwood Management Corporation;
     Investment Style-Value

   - TCW Investment Management Company; Investment Style-Growth

INVESTORS TURN TO VALUE
Rather than committing itself to one style of investing, Liberty All-Star Equity Fund, Variable Series is a core fund. Neither strictly growth nor strictly value, the fund is a blend of each, which can have a stabilizing effect when one style is dramatically underperforming. Such was the case during the past six months, when value strategies held up well and growth lagged significantly.

     What causes investment styles to come in and out of favor? One answer is that growth and value investing are influenced by the economy. Growth managers tend to gravitate toward companies in sectors such as technology and health care, because those companies tend to exhibit faster earnings growth. Recently, growth companies, which had reached high valuation levels by historical standards, fell in response to the recent slowdown in the economy. Value investing performed well during the past six months as investors rotated out of underperforming growth companies.

INVESTMENT STRATEGY
While most asset management companies focus on managing a portfolio of securities, LAMCO manages a portfolio of investment managers. As such, our focus is on the diversity of styles represented by our investments, leaving the managers listed on this page to focus on the stocks in their particular investment style. Instead of looking for a portfolio of stocks, we are looking for superior investment managers. Simply, our objective is to retain managers who have delivered strong performance relative to their investment style.

OUTLOOK: VALUE SHOULD REMAIN IN FAVOR
As we move into the second half of 2001, our outlook remains positive for value investing. We anticipate continued style volatility, with value outperforming growth particularly in the small- to mid-cap range.

     We have no plans to change our investment approach. We believe that style timing--attempting to predict the market and which style of investing will be on top--is inappropriate. Furthermore, such practice is risky and extremely difficult--a very small number of investors accomplish it successfully. Rather, we expect our style diversity to remain constant, with 40% of the portfolio invested with managers who practice the growth style of investment management, and 60% with managers who practice the value style. We will continue to seek out sound, well-managed investment firms with a disciplined approach to style, and combine both investment styles (growth and value) to reduce volatility.

                       ---------------------------------

The fund is intended to be a long-term investment vehicle and is not designed to provide a means of speculating on short-term stock market movements. The fund has adopted certain investment policies in managing its portfolio that are designed to maintain the diversity of the fund's investment portfolio and reduce risk. Certain investment techniques that may be used by the fund may present additional risks associated with the use of leverage. Leverage may magnify the effect on fund shares of fluctuations in the values of the securities underlying these transactions. The fund may not always achieve its investment objective. The fund's investment objective and non-fundamental investment policies may be changed without shareholder approval.

--------------------------------------------------------------------------------
FUND PERFORMANCE
Liberty All-Star Equity Fund, Variable Series / June 30, 2001
--------------------------------------------------------------------------------

                                                          CLASS B(1)
---------------------------------------------------------------------
Inception date                                            6/1/00
Net asset value per share as of 12/31/00 ($)                 12.42
Net asset value per share as of 6/30/01 ($)                  11.55
---------------------------------------------------------------------

            AVERAGE ANNUAL TOTAL RETURN AS OF JUNE 30, 2001 (%)
----------------------------------------------------------------------------
                             6-MONTH                                LIFE OF
                           (CUMULATIVE)     1-YEAR      3-YEAR       FUND
Class B(1)                    -7.00          -5.43       3.81        7.12
Russell 3000 Index            -6.11         -13.93       4.25      8.29(2)
S&P 500 Index                 -6.69         -14.82       3.89      8.57(2)
----------------------------------------------------------------

                    CHANGE IN VALUE OF A $10,000 INVESTMENT

        CLASS B SHARES(1) VS. RUSSELL 3000 INDEX(2) AND S&P 500 INDEX(2)

                           11/17/1997(3) - 6/30/2001

                                                     CLASS B SHARES            RUSSELL 3000 INDEX            S & P 500 INDEX
                                                     --------------            ------------------            ---------------
                                                        10000.00                    10000.00                    10000.00
12/97                                                   10080.00                    10200.00                    10172.00
                                                        10029.60                    10253.00                    10283.90
                                                        10900.20                    10986.10                    11025.40
                                                        11421.20                    11531.00                    11589.90
                                                        11521.70                    11644.00                    11708.10
                                                        11211.80                    11356.40                    11506.70
6/98                                                    11461.80                    11740.30                    11973.90
                                                        11221.10                    11526.60                    11847.00
                                                         9469.48                     9760.74                    10135.10
                                                        10080.30                    10426.40                    10784.70
                                                        10821.20                    11217.80                    11660.40
                                                        11351.40                    11904.30                    12367.10
12/98                                                   11962.10                    12661.40                    13079.40
                                                        11982.40                    13091.90                    13626.10
                                                        11560.70                    12628.50                    13202.40
                                                        11963.00                    13091.90                    13730.40
                                                        12677.20                    13682.40                    14261.80
                                                        12495.90                    13422.40                    13925.20
6/99                                                    12988.20                    14100.20                    14695.30
                                                        12455.70                    13673.00                    14238.30
                                                        12073.30                    13517.10                    14167.10
                                                        11782.30                    13171.10                    13778.90
                                                        12274.80                    13996.90                    14651.10
                                                        12395.10                    14388.80                    14948.50
12/99                                                   12976.50                    15306.80                    15827.50
                                                        12549.50                    14706.80                    15033.00
                                                        12404.00                    14843.60                    14748.80
                                                        13653.00                    16005.80                    16191.30
                                                        13466.00                    15442.40                    15703.90
                                                        13497.00                    15008.50                    15382.00
6/00                                                    13559.10                    15452.80                    15760.40
                                                        13434.30                    15179.20                    15514.50
                                                        14370.70                    16305.50                    16478.00
                                                        14063.10                    15566.90                    15607.90
                                                        14272.70                    15345.90                    15542.40
                                                        13158.00                    13931.00                    14317.60
12/00                                                   13787.00                    14165.00                    14387.80
                                                        13997.90                    14649.40                    14898.60
                                                        12865.50                    13310.50                    13541.30
                                                        12011.20                    12442.60                    12684.10
                                                        12976.90                    13440.50                    13668.40
                                                        13065.10                    13548.10                    13760.00
6/01                                                    12822.60                    13298.80                    13425.60

PAST PERFORMANCE CANNOT PREDICT FUTURE INVESTMENT RESULTS. SHARE PRICE AND INVESTMENT RETURN WILL VARY, SO YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. Total return performance includes changes in share price and reinvestment of all distributions. The Russell 3000 Index is an unmanaged index that tracks the performance of the 3000 largest US companies based on total market capitalization. The S&P (Standard & Poor's) 500 Index is an unmanaged index that tracks the performance of 500 widely held, large-capitalization US stocks. Indexes are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index.

MUTUAL FUND PERFORMANCE CHANGES OVER TIME. CURRENT RETURNS FOR THE FUND MAY BE DIFFERENT THAN THAT SHOWN.

Performance numbers reflect all fund expenses, but do not include any insurance charges imposed by your insurance company's separate accounts. If performance included the effect of these additional charges, it would be lower.

(1) Class B share (newer class shares) performance information includes returns of the fund's class A shares (the oldest existing fund class) for periods prior to the inception of the newer class shares. These class A share returns were not restated to reflect any expense differential (e.g., Rule 12b-1 fees) between class A shares and the newer class shares. If differences in expenses were reflected, the returns for the periods prior to the inception of the new class of shares would be lower.

(2) Index performance is from November 30, 1997.

(3) Inception date of class A shares (oldest existing share class).

--------------------------------------------------------------------------------
INVESTMENT PORTFOLIO
Liberty All-Star Equity Fund, Variable Series / June 30, 2001 (Unaudited)
--------------------------------------------------------------------------------

                                   SHARES         VALUE
                                ------------   ------------
COMMON STOCKS--97.5%
AEROSPACE & DEFENSE--1.7%
Boeing Co. ...................      7,000      $   389,200
General Dynamics Corp. .......      4,900          381,269
United Technologies Corp. ....      5,000          366,300
                                               -----------
                                                 1,136,769
                                               -----------
AUTOS, TIRES & ACCESSORIES--0.7%
Delphi Automotive Systems
  Corp. ......................     30,200          481,086
                                               -----------
BANKS--5.4%
Bank of America Corp. ........      5,600          336,168
Bank of New York Co., Inc. ...      5,500          264,000
Comerica, Inc. ...............      4,500          259,200
First Union Corp. ............     14,200          496,148
FleetBoston Financial
  Corp. ......................     14,000          552,300
J.P. Morgan Chase & Co. ......      8,300          370,180
KeyCorp.......................     14,400          375,120
Suntrust Banks, Inc. .........      5,700          369,246
Washington Mutual, Inc. ......      5,100          191,505
Wells Fargo & Co. ............      9,000          417,870
                                               -----------
                                                 3,631,737
                                               -----------
BROADCASTING & CABLE--2.3%
Cablevision Systems Corp.
  Class A (a).................      6,000          351,000
Clear Channel Communications,
  Inc. (a)....................     13,800          865,260
The News Corp., Ltd. ADR......     10,000          324,000
                                               -----------
                                                 1,540,260
                                               -----------
BUSINESS & CONSUMER SERVICES--1.3%
America Online, Inc. .........      6,400          339,200
Paychex, Inc. ................     12,780          511,200
                                               -----------
                                                   850,400
                                               -----------
CHEMICALS--0.6%
Praxair, Inc. ................      6,000          282,000
Syngenta AG ADR...............     13,400          144,720
                                               -----------
                                                   426,720
                                               -----------
COMMUNICATIONS EQUIPMENT--1.4%
Avaya, Inc. (a)...............     13,000          178,100
Cisco Systems, Inc. (a).......     28,300          515,060
Juniper Networks, Inc. .......      3,100           96,410
Nokia Oyj ADR (a).............      7,000          154,280
                                               -----------
                                                   943,850
                                               -----------
COMPUTER & BUSINESS EQUIPMENT--6.2%
Apple Computer, Inc. .........     14,800          344,100
Compaq Computer Corp. ........     22,600          350,074
Dell Computer Corp. (a).......     40,600        1,061,690
EMC Corp. (a).................      8,500          246,925
IBM Corp. ....................      6,200          700,600
Network Appliance, Inc. (a)...     24,300          332,910

                                   SHARES         VALUE
                                ------------   ------------
Novellus Systems, Inc. .......      5,000      $   283,950
Sun Microsystems, Inc. (a)....     14,400          226,368
Veritas Software Corp. (a)....      5,600          372,568
3Com Corp. (a)................     54,000          256,500
                                               -----------
                                                 4,175,685
                                               -----------
COMPUTER SERVICES & SOFTWARE--5.2%
Computer Sciences Corp. ......      4,500          155,700
Microsoft Corp. (a)...........     19,655        1,434,815
Novell, Inc. .................     20,000          113,800
Oracle Corp. (a)..............     23,300          442,700
Parametric Technology Corp.
  (a).........................     21,100          295,189
Siebel Systems, Inc. (a)......     20,500          961,450
Yahoo!, Inc. (a)..............      5,900          117,941
                                               -----------
                                                 3,521,595
                                               -----------
CONSUMER PRODUCTS--3.3%
Avon Products, Inc. ..........     21,400          990,392
Gillette Co. .................     11,400          330,486
Masco Corp. ..................     17,300          431,808
UST, Inc. ....................     16,600          479,076
                                               -----------
                                                 2,231,762
                                               -----------
DIVERSIFIED--2.3%
General Electric Co. .........     14,300          697,125
Honeywell International,
  Inc. .......................      1,300           45,487
Minnesota Mining &
  Manufacturing Co. ..........      4,000          456,400
Tyco International, Ltd. .....      7,000          381,500
                                               -----------
                                                 1,580,512
                                               -----------
DRUGS & HEALTH CARE--12.2%
American Home Products
  Corp. ......................      6,400          374,016
Amgen, Inc. ..................     13,500          819,180
Applera Corp.-Applied
  Biosystems..................      3,700           98,975
Becton, Dickinson & Co. ......      4,200          150,318
Biogen, Inc. .................      6,500          353,340
Biovail Corp. (a).............      8,500          369,750
Forest Laboratories, Inc.
  (a).........................      6,000          426,000
Genentech, Inc. (a)...........     16,300          898,130
Genzyme Corp. ................      7,400          451,400
IDEC Pharmaceuticals Corp.
  (a).........................      7,500          507,675
Invitrogen Corp. (a)..........      4,900          351,820
Johnson & Johnson.............      7,400          370,000
MedImmune, Inc. (a)...........      4,900          231,280
National Semiconductor
  Corp. ......................      7,800          227,136
Pfizer, Inc. .................     16,425          657,821
Pharmacia Corp. ..............     19,997          918,862
Protein Design Labs, Inc.
  (a).........................      3,400          294,984
Schering-Plough Corp. ........     10,000          362,400
Wellpoint Health Networks,
  Inc. .......................      4,100          386,384
                                               -----------
                                                 8,249,471
                                               -----------

                       See Notes to Investment Portfolio.

--------------------------------------------------------------------------------
INVESTMENT PORTFOLIO (CONTINUED)
Liberty All-Star Equity Fund, Variable Series / June 30, 2001 (Unaudited)
--------------------------------------------------------------------------------

                                   SHARES         VALUE
                                ------------   ------------
ELECTRONICS & ELECTRICAL EQUIPMENT--7.2%
Agilent Technologies, Inc. ...      8,300      $   269,750
Applied Materials, Inc. (a)...     17,900          878,890
Broadcom Corp. Class A (a)....      2,600          111,176
Emerson Electric Co. .........      6,900          417,450
Intel Corp. ..................     31,400          918,450
JDS Uniphase Corp. (a)........     22,600          288,150
Maxim Integrated Products,
  Inc. (a)....................     14,600          645,466
Millipore Corp. ..............      4,800          297,504
PMC-Sierra, Inc. (a)..........      3,500          108,745
Texas Instruments, Inc. ......      8,700          274,050
Waters Corp. (a)..............      6,000          165,660
Xilinx, Inc. (a)..............     12,300          507,252
                                               -----------
                                                 4,882,543
                                               -----------
ELECTRIC & GAS UTILITIES--1.6%
Duke Energy Corp. ............      8,700          339,387
Progress Energy, Inc. ........      8,728          392,062
Progress Energy, Inc.-CVO
  (a).........................      7,000            3,430
Reliant Energy, Inc. .........     10,900          351,089
                                               -----------
                                                 1,085,968
                                               -----------
FINANCIAL SERVICES--10.5%
American Express Co. .........     16,622          644,934
The Charles Schwab Corp. .....     24,350          372,555
Citigroup, Inc. ..............     28,400        1,500,656
Countrywide Credit Industries,
  Inc. .......................     15,500          711,140
Freddie Mac...................     18,400        1,288,000
Merrill Lynch & Co., Inc. ....      5,500          325,875
MetLife, Inc. (a).............     12,000          371,760
Morgan Stanley Dean Witter &
  Co. ........................      7,800          500,994
Providian Financial Corp. ....     11,600          686,720
Stilwell Financial, Inc. .....     20,700          694,692
                                               -----------
                                                 7,097,326
                                               -----------
FOOD, BEVERAGE & RESTAURANTS--2.6%
Anheuser Busch Companies,
  Inc. .......................      8,200          337,840
Heinz (H.J.) Co. .............      8,500          347,565
Kroger Corp. (a)..............     18,000          450,000
McDonald's Corp. .............     24,000          649,440
                                               -----------
                                                 1,784,845
                                               -----------
HOTELS & ENTERTAINMENT/LEISURE--2.8%
Carnival Corp. Class A........     15,000          460,500
Gannett Co., Inc. ............      5,300          349,270
New York Times Co. Class A....      1,700           71,400
Pixar, Inc. (a)...............      6,800          277,440
Readers Digest Association,
  Inc. .......................     12,700          365,125
The Walt Disney Co. ..........     12,000          346,680
                                               -----------
                                                 1,870,415
                                               -----------

                                   SHARES         VALUE
                                ------------   ------------
INDUSTRIAL EQUIPMENT--0.5%
Caterpillar, Inc. ............      3,500      $   175,175
Dover Corp. ..................      4,000          150,600
                                               -----------
                                                   325,775
                                               -----------
INSURANCE--9.1%
ACE Ltd. .....................      9,200          359,628
AFLAC, Inc. ..................     15,000          472,350
Allmerica Financial Corp. ....      9,900          569,250
American General Corp. .......      6,100          283,345
American International Group,
  Inc. .......................      3,900          335,400
CIGNA Corp. ..................      5,700          546,174
Conseco, Inc. ................     18,000          245,700
ITT Hartford Group, Inc. .....      5,000          342,000
MBIA, Inc. ...................      4,650          258,912
The Progressive Corp. ........     11,300        1,527,647
XL Capital, Ltd. .............     14,500        1,190,450
                                               -----------
                                                 6,130,856
                                               -----------
METALS & MINING--1.1%
Alcoa, Inc. ..................     14,800          583,120
USX-US Steel Group............      8,100          163,215
                                               -----------
                                                   746,335
                                               -----------
OIL & GAS--6.3%
Anadarko Petroleum Corp. .....      6,200          334,986
Apache Corp. .................      6,800          345,100
Burlington Resources, Inc. ...      6,300          251,685
Chevron Corp. ................      4,000          362,000
CMS Energy Corp. .............     12,500          348,125
Conoco, Inc. Class A..........      6,100          172,020
Conoco, Inc. Class B..........     11,200          323,680
Devon Energy Corp. ...........      3,627          190,418
Enron Corp. ..................      3,100          151,900
Exxon Mobil Corp. ............      4,100          358,135
Nabors Industries, Inc. ......      8,700          323,640
Petroleo Brasileiro SA ADR....      8,700          226,200
USX-Marathon Group............     18,000          531,180
The Williams Companies,
  Inc. .......................      9,995          329,335
                                               -----------
                                                 4,248,404
                                               -----------
PAPER--1.3%
Abitibi-Consolidated, Inc. ...     27,100          207,315
Georgia Pacific Corp. ........     10,100          341,885
International Paper Co. ......      8,400          299,880
                                               -----------
                                                   849,080
                                               -----------
REAL ESTATE--0.5%
Kimco Realty Corp. ...........      3,800          179,930
Vornado Realty Trust..........      3,900          152,256
                                               -----------
                                                   332,186
                                               -----------
RETAIL TRADE--4.3%
Harcourt General, Inc. .......      6,600          384,054
May Department Stores Co. ....      6,000          205,560
RadioShack Corp. .............      5,200          158,600

                       See Notes to Investment Portfolio.

--------------------------------------------------------------------------------
INVESTMENT PORTFOLIO (CONTINUED)
Liberty All-Star Equity Fund, Variable Series / June 30, 2001 (Unaudited)
--------------------------------------------------------------------------------

                                   SHARES         VALUE
                                ------------   ------------
Sears, Roebuck & Co. .........      8,700      $   368,097
Target Corp. .................      8,300          287,180
The Home Depot, Inc. .........     18,100          842,555
Wal-Mart Stores, Inc. ........     13,900          678,320
                                               -----------
                                                 2,924,366
                                               -----------
TELECOMMUNICATIONS--4.6%
AT&T Corp.-Liberty Media Group
  Class A.....................     19,000          332,310
Brocade Communications
  Systems, Inc. ..............      3,100          136,369
CIENA Corp. ..................      3,500          133,000
Qualcomm, Inc. (a)............     10,000          584,800
SBC Communications, Inc. .....      4,300          172,258
Sprint Corp. (FON Group)......     38,600          824,496
Verizon Communications........     12,490          668,215
WorldCom, Inc.-MCI Group......        600            9,660
WorldCom, Inc.-WorldCom
  Group.......................     15,000          213,000
                                               -----------
                                                 3,074,108
                                               -----------
TRANSPORTATION--2.5%
AMR Corp. (a).................     10,000          361,300
Canadian Pacific, Ltd. .......     18,500          716,875
Southwest Airlines Co. .......     14,950          276,426
Union Pacific Corp. ..........      6,400          351,423
                                               -----------
                                                 1,706,024
                                               -----------
TOTAL COMMON STOCKS (cost of $66,857,697)...    65,828,078
                                               -----------

                                    PAR           VALUE
                                ------------   ------------
SHORT-TERM OBLIGATION--2.3%
Repurchase agreement with SBC
  Warburg, Ltd., dated 6/29/01,
  due 7/2/01 at 3.950%,
  collateralized by U.S.
  Treasury Notes with various
  maturities to 2026, market
  value $1,614,773 (Repurchase
  proceeds $1,587,522) (cost of
  $1,587,000)..................  $1,587,000    $ 1,587,000
                                               -----------
TOTAL INVESTMENTS (cost of $68,444,697)
  (b).......................................    67,415,078
OTHER ASSETS & LIABILITIES, NET--0.2%.......       129,965
                                               -----------
NET ASSETS--100.0%..........................   $67,545,043
                                               ===========

NOTES TO INVESTMENT PORTFOLIO:
(a) Non-income producing.
(b) Cost for both financial statement and federal income tax purposes is the same.

  ACRONYM                NAME
  -------                ----
    ADR       American Depositary Receipt

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
STATEMENT OF ASSETS & LIABILITIES
Liberty All-Star Equity Fund, Variable Series / June 30, 2001 (Unaudited)
--------------------------------------------------------------------------------

ASSETS:
Investments, at value (cost $68,444,697)....................    $67,415,078
Cash........................................................          2,432
Receivable for:
  Investments sold..........................................        294,956
  Fund shares sold..........................................             23
  Interest..................................................            348
  Dividends.................................................         29,888
  Expense reimbursement due from Manager....................          2,623
Deferred Trustees' compensation plan........................          2,282
                                                                -----------
          TOTAL ASSETS......................................     67,747,630
                                                                -----------
LIABILITIES:
Payable for:
  Investments purchased.....................................        144,775
  Management fee............................................         44,446
  Bookkeeping fee...........................................          2,798
  Trustees' fee.............................................          1,500
  Custody fee...............................................          2,312
  Deferred Trustees' fee....................................          2,282
  Other liabilities.........................................          4,474
                                                                -----------
          TOTAL LIABILITIES.................................        202,587
                                                                -----------
NET ASSETS..................................................    $67,545,043
                                                                ===========
COMPOSITION OF NET ASSETS:
Paid in capital.............................................    $65,383,389
Undistributed net investment income.........................         88,465
Accumulated net realized gain...............................      3,102,808
Net unrealized depreciation on investments..................     (1,029,619)
                                                                -----------
NET ASSETS..................................................    $67,545,043
                                                                ===========
NET ASSET VALUE PER SHARE--CLASS A
  ($62,720,800/5,425,680)...................................         $11.56
                                                                ===========
NET ASSETS VALUE PER SHARE--CLASS B ($4,824,243/417,612)....         $11.55
                                                                ===========

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
For the Six Months Ended June 30, 2001 (Unaudited)
--------------------------------------------------------------------------------

INVESTMENT INCOME:
  Dividend income...........................................    $   379,871
  Interest income...........................................         48,624
                                                                -----------
     Total Investment Income (net of foreign taxes withheld
      of $1,352)............................................        428,495
EXPENSES:
  Management fee............................................        271,582
  Distribution fee--Class B.................................          4,676
  Bookkeeping fee...........................................         16,968
  Trustees' fee.............................................          3,327
  Custody fee...............................................         13,872
  Other expenses............................................         39,310
                                                                -----------
     Total Expenses.........................................        349,735
  Fees and expenses reimbursed by Manager--Class A..........         (8,158)
  Fees and expenses reimbursed by Manager--Class B..........           (480)
  Fees waived by Distributor--Class B.......................         (4,676)
                                                                -----------
     Net Expenses...........................................        336,421
                                                                -----------
Net Investment Income.......................................         92,074
                                                                -----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain on investments............................      2,492,512
Net change in unrealized appreciation/depreciation on
  investments...............................................     (7,598,207)
                                                                -----------
Net Loss....................................................     (5,105,695)
                                                                -----------
Decrease in Net Assets from Operations......................    $(5,013,621)
                                                                ===========

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
Liberty All-Star Equity Fund, Variable Series
--------------------------------------------------------------------------------

                                                              (UNAUDITED)
                                                              SIX MONTHS         YEAR
                                                                 ENDED          ENDED
                                                               JUNE 30,      DECEMBER 31,
INCREASE (DECREASE) IN NET ASSETS:                               2001          2000(a)
----------------------------------                            -----------    ------------
OPERATIONS:
Net investment income.......................................  $    92,074    $    252,143
Net realized gain on investments............................    2,492,512       4,579,885
Net change in unrealized appreciation/depreciation on
  investments...............................................   (7,598,207)     (1,524,058)
                                                              -----------    ------------
       Net Increase (Decrease) from Operations..............   (5,013,621)      3,307,970
                                                              -----------    ------------
DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income--Class A.........................           --        (245,476)
From net investment income--Class B.........................           --          (8,368)
From net realized gains--Class A............................           --      (4,173,971)
From net realized gains--Class B............................           --        (142,287)
                                                              -----------    ------------
  Total Distributions Declared to Shareholders..............           --      (4,570,102)
                                                              -----------    ------------
SHARE TRANSACTIONS:
Subscriptions--Class A......................................    7,424,995      16,781,855
Distributions reinvested--Class A...........................           --       4,419,447
Redemptions--Class A........................................   (9,175,592)    (30,947,571)
                                                              -----------    ------------
  Net Decrease--Class A.....................................   (1,750,597)     (9,746,269)
                                                              -----------    ------------
Subscriptions--Class B......................................    2,573,690       2,826,076
Distributions reinvested--Class B...........................           --         150,655
Redemptions--Class B........................................     (240,477)        (87,348)
                                                              -----------    ------------
  Net Increase--Class B.....................................    2,333,213       2,889,383
                                                              -----------    ------------
Net Increase (Decrease) from Share Transactions.............      582,616      (6,856,886)
                                                              -----------    ------------
Total Decrease in Net Assets................................   (4,431,005)     (8,119,018)
NET ASSETS:
Beginning of period.........................................   71,976,048      80,095,066
                                                              -----------    ------------
End of period (including undistributed net investment income and overdistributed net investment income of $88,465 and
  ($3,609), respectively)...................................  $67,545,043    $ 71,976,048
                                                              ===========    ============
CHANGES IN SHARES OF BENEFICIAL INTEREST:
Subscriptions--Class A......................................      677,480       1,296,339
Issued for distributions reinvested--Class A................           --         349,724
Redemptions--Class A........................................     (823,880)     (2,494,447)
                                                              -----------    ------------
  Net Decrease--Class A.....................................     (146,400)       (848,384)
                                                              -----------    ------------
Subscriptions--Class B......................................      219,417         214,180
Issued for distributions reinvested--Class B................           --          12,027
Redemptions--Class B........................................      (21,329)         (6,683)
                                                              -----------    ------------
  Net Increase--Class B.....................................      198,088         219,524
                                                              -----------    ------------
Net Increase (Decrease) in Shares of Beneficial Interest....       51,688        (628,860)
                                                              -----------    ------------

(a) Class B shares were initially offered on June 1, 2000.

                       See Notes to Financial Statements.

                   NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

NOTE 1. ORGANIZATION AND ACCOUNTING POLICIES

  ORGANIZATION--Liberty All-Star Equity Fund, Variable Series (the "Fund"), a series of Liberty Variable Investment Trust (the "Trust"), is a diversified portfolio of a Massachusetts business trust, registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund's investment objective is to seek total investment return, comprised of long-term capital appreciation and current income, through investment primarily in a diversified portfolio of equity securities. The Fund's capitalization consists of an unlimited number of shares of beneficial interest without par value that represent a separate series of the Trust. The Fund offers two classes of shares: Class A and Class B. Class B shares are subject to an annual distribution fee. Each share of a Fund represents an equal proportionate beneficial interest in that Fund and, when issued and outstanding, is fully paid and nonassessable. Shareholders would be entitled to share proportionally in the net assets of the Fund available for distribution to shareholders upon liquidation of the Fund. Shares of the Fund are available and are being marketed exclusively as a pooled funding vehicle for variable annuity contracts ("VA contracts") and Variable Life Insurance Policies ("VLI Policies") offered by the separate accounts of the life insurance companies ("Participating Insurance Companies"). Certain Participating Insurance Companies are affiliated with the Investment Advisor and sub-advisors to the Fund ("Affiliated Participating Insurance Companies"). Such Affiliated Participating Insurance Companies are Keyport Life Insurance Company ("Keyport"), Keyport Benefit Life Insurance Company ("Keyport Benefit"), Independence Life & Annuity Company ("Independence") and Liberty Life Assurance Company of Boston ("Liberty Life"). The Participating Insurance Companies and their separate accounts own all the shares of the Fund. Liberty Advisory Services Corp. (the "Manager") ("LASC") provides investment management, sub-advisory and advisory services to the Fund pursuant to its Management Agreement with the Fund. LASC has appointed Liberty Asset Management Company ("LAMCO"), an affiliate of LASC, as Sub-Advisor to the Fund. LASC has delegated various administrative matters to Colonial Management Associates, Inc. ("Colonial"). Colonial also provides pricing and bookkeeping services to the Fund. Liberty Funds Distributor, Inc. ("LFD") serves as the principal underwriter of the Fund. The Manager, Colonial, LAMCO, LFD, Keyport, Keyport Benefit and Independence are wholly-owned indirect subsidiaries of Liberty Financial Companies, Inc. ("LFC"). As of June 30, 2001, Liberty Mutual Insurance Companies ("Liberty Mutual") owned approximately 70.46% of the outstanding voting shares of LFC. Liberty Life is a subsidiary of Liberty Mutual.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

  SECURITY VALUATION AND TRANSACTIONS--Equity securities generally are valued at the last sale price or, in the case of unlisted or listed securities for which there were no sales during the day, at current quoted bid prices.

Short-term obligations with a maturity of 60 days or less are valued at amortized cost.

Portfolio positions for which market quotations are not readily available are valued at fair value under procedures approved by the Trustees.

Security transactions are accounted for on the date the securities are purchased, sold or mature.

Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

  DETERMINATION OF CLASS NET ASSET VALUES AND FINANCIAL HIGHLIGHTS--All income, expenses (other than the Class B distribution fee), and realized and unrealized gains (losses) are allocated to each class proportionately on a daily basis for purposes of determining the net asset value of each class.

The per share data was calculated using average shares outstanding during the period. In addition, Class B net investment income per share data and ratios reflect the distribution fee applicable to Class B shares only.

  FEDERAL INCOME TAXES--Consistent with the Fund's policy to qualify as a regulated investment company and to distribute all of its taxable income, no federal income tax has been accrued.

  DISTRIBUTIONS TO SHAREHOLDERS--The Fund intends to distribute as income dividends or capital gains distributions, at least annually, substantially all of its net investment income and net profits realized from the sale of investments. All dividends and distributions are reinvested in additional shares of the Fund at net asset value as of the record date of the distribution. Income and capital gain distributions are determined in accordance with federal income tax regulations.

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

  OTHER--Interest income is recorded on the accrual basis. Corporate actions and dividend income are recorded on the ex-date.

The Fund's custodian takes possession through the federal book-entry system of securities collateralizing repurchase agreements. Collateral is marked-to-market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund. The Fund may experience costs and delays in liquidating the collateral if the issuer defaults or enters bankruptcy.

NOTE 2. FEES AND COMPENSATION PAID TO AFFILIATES

  MANAGEMENT AND SUB-ADVISORY FEES--The Manager receives a monthly fee equal to 0.80% annually of the Fund's average daily net assets. The Manager, out of the management fee it receives, pays LAMCO a monthly sub-advisory fee equal to 0.60% annually of the Fund's average daily net assets.

  BOOKKEEPING FEE--Colonial provides bookkeeping and pricing services for a monthly fee equal to $27,000 annually plus 0.040% of the Fund's average net assets over $50 million.

  TRANSFER AGENT FEE--Liberty Funds Services, Inc. (the "Transfer Agent"), an affiliate of the Manager, provides shareholder services for an annual rate of $7,500.

  DISTRIBUTION FEE--The Fund has adopted a 12b-1 plan which requires it to pay LFD a monthly distribution fee totaling 0.25% annually on Class B net assets as of the 20th of each month.

  EXPENSE LIMITS--The Manager and LFD have voluntarily agreed to reimburse all expenses, including management fees and distribution fees, but excluding interest, taxes, brokerage and extraordinary expenses incurred by the Fund in excess of 1.00% of average daily net assets annually. LFD will first reimburse the Class B distribution fee up to 0.25% annually to reach the 1.00% on Class B expenses. If additional reimbursement is needed to meet the limit for each Class, the Manager will then reimburse other expenses to the extent necessary. If additional reimbursement is still needed to reach the expense limit, the Manager will then waive a portion of its management fee to reach the expense limit. This arrangement may be terminated or modified by the Manager or LFD at any time.

  OTHER--The Fund pays no compensation to its officers, all of whom are employees of Colonial.

The Fund's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

NOTE 3. PORTFOLIO INFORMATION

  INVESTMENT ACTIVITY--During the six months ended June 30, 2001, purchases and sales of investments, other than short term obligations, were $25,565,589 and $24,097,293, respectively.

Unrealized appreciation (depreciation) at June 30, 2001, based on cost of investments for both financial statement and federal income tax purposes was:

Gross unrealized appreciation  $ 8,413,160
Gross unrealized depreciation   (9,442,779)
                               -----------
  Net unrealized depreciation  $(1,029,619)
                               ===========

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
Liberty All-Star Equity Fund, Variable Series--Class B Shares
--------------------------------------------------------------------------------

                                                              (UNAUDITED)
                                                              SIX MONTHS        PERIOD
                                                                 ENDED          ENDED
                                                               JUNE 30,      DECEMBER 31,
                                                                 2001          2000(a)
                                                              -----------    ------------
NET ASSET VALUE, BEGINNING OF PERIOD........................    $12.42          $12.97
                                                                ------          ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (b)...................................      0.02            0.05
Net realized and unrealized gain (loss) on investments......     (0.89)           0.24
                                                                ------          ------
     Total from Investment Operations.......................     (0.87)           0.29
                                                                ------          ------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income..................................        --           (0.05)
From net realized gains.....................................        --           (0.79)
                                                                ------          ------
     Total Distributions Declared to Shareholders...........        --           (0.84)
                                                                ------          ------
NET ASSET VALUE, END OF PERIOD..............................    $11.55          $12.42
                                                                ======          ======
Total return (c)(d)(e)(f)...................................     (7.00)%          2.17%
RATIOS TO AVERAGE NET ASSETS:
Expenses to average net assets (g)(h).......................      1.00%           1.00%
Net investment income (g)(h)................................      0.27%           0.63%
Waiver/reimbursement (h)....................................      0.28%           0.45%
Portfolio turnover rate (f).................................        36%             97%
Net assets, end of period (000's)...........................    $4,824          $2,727

 (a) Class B shares were initially offered on June 1, 2000.
 (b) Per share data was calculated using average shares outstanding during the period.
 (c) Total return at net asset value assuming all distributions reinvested.
 (d) Had the Distributor and the Manager not waived or reimbursed a portion of expenses, total return would have been reduced.
 (e) Total return figure does not include any insurance company charges associated with a variable annuity. If included, total return would be reduced.
 (f) Not annualized.
 (g) The benefits derived from custody credits and directed brokerage arrangements had no impact.
 (h) Annualized.

--------------------------------------------------------------------------------
PORTFOLIO MANAGER'S DISCUSSION
Liberty Newport Japan Opportunities Fund, Variable Series / June 30, 2001
--------------------------------------------------------------------------------

   Liberty Newport Japan Opportunities Fund, Variable Series seeks capital appreciation.

   David Smith is the fund's portfolio manager. Mr. Smith is a senior vice president of Newport Fund Management, Inc. (Newport) and its immediate parent, Newport Pacific Management, Inc. He has managed various other funds or accounts on behalf of Newport since October 1994.

     Concerns over a global slowdown, disappointing earnings and profit-warning announcements continued to weigh down the Japanese market for most of the six-month period. Within Japan, worries over the health of the financial system ahead of new and stringent accounting rule changes, as well as the political instability, further depressed the Japanese markets. The fund's weak performance reflected these concerns.

     The Bank of Japan cut interest rates on March 13th, marking the bottom of the first quarter selloff in the Japanese market. The surprise win of the Liberal Democratic Party's dark horse candidate for prime minister, Junichiro Koizumi, pushed the Japanese market to new highs for the year even while economic conditions worsened and corporate profits continued to fall. In June, stocks sold off as investors returned to reality, understanding that Mr. Koizumi's proposed reforms, if implemented, would likely cause short-term economic pain.

     We believe Mr. Koizumi, an iconoclast, represents Japan's best chance in over a decade to realize much needed structural reforms, the most important component being the writing off of bad loans within the banking system. The jury is still out on whether the reforms will be successful or not.

     Within this uncertain environment, we continued to look for companies with superior earnings predictability, strong balance sheets and attractive valuations. A good example of this type of company is Fast Retailing (3.3% of net assets). This company has been very successful thus far in terms of growth in new store openings and also in comparable same store sales, which have been running around the 40% level for the past year. With Japanese consumers becoming more price conscious, Fast Retailing's focus on merchandise quality and value as well as service should be of increasing importance.

     Another example is GoldCrest (2.1% of net assets). This company is involved in the construction and sale of condominiums in the greater Tokyo area. Commute times for those working in Tokyo can be several hours each way. As real estate prices have come down, demand for living quarters closer to the center of Tokyo has increased. GoldCrest has no inventory risk and since the company works on a contract basis, its overhead is not fixed.

     As investors increase their positions in Japanese companies as we expect over the long term, we believe that Japan could be one of the better-performing world markets over the next 12 months. In the meantime, we intend to continue with our focus on high-quality growth stocks that we believe have the ability to best withstand the current economic downturn.

                       ---------------------------------

There are specific risks involved when investing in foreign stocks, such as currency exchange rate fluctuations, economic change, instability of emerging countries and political developments. In addition, concentration of investments in a single region or country may result in greater volatility.

Holdings are disclosed as a percentage of net assets as of June 30, 2001, and are subject to change.

--------------------------------------------------------------------------------
FUND PERFORMANCE
Liberty Newport Japan Opportunities Fund, Variable Series / June 30, 2001
--------------------------------------------------------------------------------

                                                             CLASS B
-----------------------------------------------------------------------
Inception date                                              5/30/00
Net asset value per share 12/31/00 ($)                          8.44
Net asset value per share 6/30/01 ($)                           7.27
-----------------------------------------------------------------------

            AVERAGE ANNUAL TOTAL RETURN AS OF JUNE 30, 2001 (%)
---------------------------------------------------------------------------
                                      6-MONTH                      LIFE OF
                                    (CUMULATIVE)      1-YEAR        FUND
Class B                                -13.86         -42.07       -36.92
MSCI Japan Index                        -8.31         -30.39       -23.89(1)
---------------------------------------------------------------------------

                    CHANGE IN VALUE OF A $10,000 INVESTMENT
                     CLASS B SHARES VS. MSCI JAPAN INDEX(1)

GRAPH                        5/30/2000 - 6/30/2001

                                                                       CLASS B SHARES                    MSCI JAPAN INDEX
                                                                       --------------                    ----------------
5/30/00                                                                   10000.00
5/31/00                                                                   10008.00                          10000.00
6/00                                                                      10458.40                          10687.00
                                                                           9041.25                           9455.86
                                                                           9924.58                          10067.70
                                                                           9490.88                           9567.29
                                                                           8232.39                           9012.39
                                                                           7791.13                           8638.37
12/00                                                                      7033.05                           8113.16
                                                                           6957.80                           8020.67
                                                                           6191.05                           7662.95
                                                                           6032.56                           7415.43
                                                                           6399.34                           7921.91
                                                                           6574.04                           7906.86
06/01                                                                      6058.00                           7438.77

PAST PERFORMANCE CANNOT PREDICT FUTURE INVESTMENT RESULTS. SHARE PRICE AND INVESTMENT RETURN WILL VARY, SO YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. Total return performance includes changes in share price and reinvestment of all distributions. The MSCI (Morgan Stanley Capital International) Japan Index is an unmanaged index that tracks the performance of Japanese stocks. Indexes are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index.

MUTUAL FUND PERFORMANCE CHANGES OVER TIME. CURRENT RETURNS FOR THE FUND MAY BE DIFFERENT THAN THAT SHOWN.

Performance numbers reflect all fund expenses, but do not include any insurance charges imposed by your insurance company's separate accounts. If performance included the effect of these additional charges, it would be lower.

(1) Index performance is from May 31, 2000.

--------------------------------------------------------------------------------
INVESTMENT PORTFOLIO
Liberty Newport Japan Opportunities Fund, Variable Series / June 30, 2001 (Unaudited)
--------------------------------------------------------------------------------

                                   SHARES         VALUE
                                ------------   ------------
COMMON STOCKS--89.0%
FINANCE, INSURANCE & REAL ESTATE--10.8%
DEPOSITORY INSTITUTIONS--1.6%
Suruga Bank Ltd. ..............     3,000       $   25,257
                                                ----------
FINANCIAL SERVICES--5.9%
Aeon Credit Service Co.,
  Ltd. ........................       600           35,600
Orix Corp. ....................       600           58,355
                                                ----------
                                                    93,955
                                                ----------
NON-DEPOSITORY CREDIT INSTITUTIONS--3.3%
Aiful Corp. ...................       600           54,121
                                                ----------
MANUFACTURING--36.5%
CHEMICAL & ALLIED PRODUCTS--2.9%
Takeda Chemical Industries
  Ltd. ........................     1,000           46,504
                                                ----------
COMMUNICATIONS EQUIPMENT--7.0%
Matsushita Communication
  Industrial Co. ..............     1,000           45,542
Sony Corp. ....................     1,000           65,747
                                                ----------
                                                   111,289
                                                ----------
ELECTRONIC & ELECTRICAL EQUIPMENT--5.1%
Nitto Denko Corp. .............     1,000           28,865
Toyo Denpa Co., Ltd. ..........     1,000           18,040
Yamaichi Electronics Co.,
  Ltd. ........................     1,000           12,749
Yokowo Co., Ltd. ..............     2,000           22,450
                                                ----------
                                                    82,104
                                                ----------
ELECTRONIC COMPONENTS--8.1%
Hirose Electric Co., Ltd. .....       400           30,468
Kyocera Corp. .................       600           52,919
Rohm Co., Ltd. ................       300           46,616
                                                ----------
                                                   130,003
                                                ----------
FOOD & KINDRED PRODUCTS--2.0%
Ito En Ltd. ...................       500           31,591
                                                ----------
MACHINERY & COMPUTER EQUIPMENT--3.6%
Canon, Inc. ...................     1,000           40,411
Union Tool Co. ................       400           16,516
                                                ----------
                                                    56,927
                                                ----------
MEASURING & ANALYZING INSTRUMENTS--7.8%
Keyence Corp. .................       300           59,533
Ricoh Co., Ltd. ...............     3,000           64,705
                                                ----------
                                                   124,238
                                                ----------
RETAIL TRADE--16.6%
APPAREL & ACCESSORY STORES--3.3%
Fast Retailing Co., Ltd. ......       300           52,197
                                                ----------
FOOD STORES--3.9%
C Two-Network Co., Ltd. .......       400           29,185
Goldcrest Co., Ltd. ...........       400           21,809
Goldcrest Co Ltd--New..........       200           10,904
                                                ----------
                                                    61,898
                                                ----------

                                   SHARES         VALUE
                                ------------   ------------
GENERAL MERCHANDISE STORES--3.2%
Don Quijote Co., Ltd. .........       200       $   12,829
Ryohin Keikaku Co., Ltd. ......       400            7,377
Shimamura Co., Ltd. ...........       600           31,270
                                                ----------
                                                    51,476
                                                ----------
HOME FURNISHING & EQUIPMENT--1.1%
Otsuka Kagu Ltd. ..............       300           17,800
                                                ----------
MISCELLANEOUS RETAIL--5.1%
Yamada Denki Co., Ltd. ........     1,000           81,783
                                                ----------
SERVICES--15.8%
AMUSEMENT & RECREATION--1.8%
People Co., Ltd. ..............       600           28,624
                                                ----------
AUTO REPAIR, RENTAL & PARKING--2.3%
Park24 Co., Ltd. ..............       500           35,800
                                                ----------
BUSINESS SERVICES--4.3%
Oracle Corp., Japan............       100           13,182
Secom Co., Ltd. ...............     1,000           55,805
                                                ----------
                                                    68,987
                                                ----------
COMPUTER RELATED SERVICES--4.5%
Bellsystem24, Inc. ............       100           33,114
Fujitsu Support & Services,
  Inc. ........................       500           17,399
Hitachi Software Engineering
  Co., Ltd. ...................       400           21,392
                                                ----------
                                                    71,905
                                                ----------
COMPUTER SOFTWARE--2.9%
Fuji Soft ABC, Inc. ...........       800           47,017
                                                ----------
TRANSPORTATION, COMMUNICATIONS, ELECTRIC,
GAS & SANITARY SERVICES--8.5%
SANITARY SERVICES--1.6%
Sanix, Inc. ...................       500           25,257
                                                ----------
TELECOMMUNICATIONS--6.9%
NTT Mobile Communication
  Network, Inc. ...............         3           52,197
Net One Systems Co., Ltd. .....         1           22,290
Nippon Telegraph & Telephone
  Corp. .......................         7           36,482
                                                ----------
                                                   110,969
                                                ----------
WHOLESALE TRADE--0.8%
DURABLE GOODS--0.8%
Softbank Corp. ................       400           13,117
                                                ----------
TOTAL COMMON STOCKS
  (cost of $2,039,745)......................     1,422,819
                                                ----------

                       See Notes to Investment Portfolio.

--------------------------------------------------------------------------------
INVESTMENT PORTFOLIO (CONTINUED)
Liberty Newport Japan Opportunities Fund, Variable Series / June 30, 2001 (Unaudited)
--------------------------------------------------------------------------------

                                       PAR        VALUE
                                     --------   ----------
SHORT-TERM OBLIGATION--11.9%
Repurchase agreement with SBC
  Warburg Ltd., dated 6/30/01, due
  7/2/01 at 3.95% collateralized by
  U.S. Treasury Notes with various
  maturities to 2026, market value
  $194,343 (Repurchase proceeds
  $191,063) (cost of $191,000)...... $191,000   $  191,000
                                                ----------
TOTAL INVESTMENTS (cost of $2,230,745) (a)...    1,613,819
OTHER ASSETS & LIABILITIES, NET--(0.9%)......      (14,657)
                                                ----------
NET ASSETS--100.0%...........................   $1,599,162
                                                ==========

NOTES TO INVESTMENT PORTFOLIO:
(a) Cost for both financial statement and federal income tax purposes is the same.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
STATEMENT OF ASSETS & LIABILITIES
Liberty Newport Japan Opportunities Fund, Variable Series / June 30, 2001 (Unaudited)
--------------------------------------------------------------------------------

ASSETS:
Investments, at value (cost of $2,039,745)..................    $1,422,819
Short-term obligation.......................................       191,000
Foreign currencies (cost of $1,437).........................         1,433
Receivable for:
  Expense reimbursement due from Manager....................         4,229
  Interest..................................................            42
  Dividends.................................................           768
  Deferred Trustees' compensation plan......................           255
                                                                ----------
    TOTAL ASSETS............................................     1,620,546
                                                                ----------
LIABILITIES:
Payable for:
  Management fee............................................         1,630
  Bookkeeping fee...........................................         2,219
  Custody fee...............................................           560
  Trustees' fee.............................................           725
  Deferred Trustees' fee....................................           255
Other liabilities...........................................        15,995
                                                                ----------
    TOTAL LIABILITIES.......................................        21,384
                                                                ----------
NET ASSETS..................................................    $1,599,162
                                                                ==========
COMPOSITION OF NET ASSETS:
Paid in capital.............................................    $2,568,204
Accumulated net investment loss.............................        (8,667)
Accumulated net realized loss...............................      (153,838)
Net unrealized appreciation (depreciation) on:
  Investments...............................................      (807,926)
  Foreign currency translations.............................         1,389
                                                                ----------
NET ASSETS..................................................    $1,599,162
                                                                ==========
NET ASSET VALUE PER SHARE--CLASS A ($60,704/8,333)..........         $7.28
                                                                ==========
NET ASSET VALUE PER SHARE--CLASS B ($1,538,458/211,585).....         $7.27
                                                                ==========

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
For the Six Months Ended June 30, 2001 (Unaudited)
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Dividend income.............................................  $   3,106
  Interest income...........................................      4,570
                                                              ---------
    Total Investment Income (net of foreign taxes withheld
     of $548)...............................................      7,676
EXPENSES:
  Management fee............................................     10,160
  Custody fee...............................................      3,775
  Transfer agent fee........................................      3,709
  Bookkeeping fee...........................................     13,369
  Distribution fees--Class B................................      2,054
  Shareholder reports fee...................................      2,488
  Trustees' fee.............................................      1,458
  Audit fee.................................................      7,598
  Other expenses............................................        227
                                                              ---------
    Total Expenses..........................................     44,838
  Fees and expenses waived or reimbursed by Manager.........       (668)
  Fees waived by Distributor--Class A.......................     (2,054)
  Expense reimbursement--Class A............................       (999)
  Expense reimbursement--Class B............................    (25,435)
                                                              ---------
    Net Expenses............................................     15,682
                                                              ---------
Net Investment Loss.........................................     (8,006)
                                                              ---------
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS AND FOREIGN
  CURRENCY:
Net realized loss on investments and foreign currency
  transactions..............................................    (50,691)
Net change in unrealized appreciation/depreciation on:
  Investments...............................................   (195,150)
  Foreign currency translations.............................       (538)
                                                              ---------
Net Loss....................................................   (246,379)
                                                              ---------
Decrease in Net Assets from Operations......................  $(254,385)
                                                              =========

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
Liberty Newport Japan Opportunities Fund, Variable Series
--------------------------------------------------------------------------------

                                                              (UNAUDITED)
                                                                  SIX
                                                                MONTHS          PERIOD
                                                                 ENDED          ENDED
                                                               JUNE 30,      DECEMBER 31,
INCREASE (DECREASE) IN NET ASSETS:                               2001          2000(a)
----------------------------------                            -----------    ------------
OPERATIONS:
Net investment loss.........................................  $   (8,006)    $   (15,407)
Net realized loss on investments and foreign currency
  transactions..............................................     (50,691)       (123,369)
Net change in unrealized appreciation/depreciation on
  investments and foreign currency translations.............    (195,688)       (610,849)
                                                              ----------     -----------
     Net Decrease from Operations...........................    (254,385)       (749,625)
                                                              ----------     -----------
SHARE TRANSACTIONS:
Subscriptions--Class A......................................          --         100,000
                                                              ----------     -----------
Subscriptions--Class B......................................     511,001       3,762,325
Redemptions--Class B........................................    (538,768)     (1,231,386)
                                                              ----------     -----------
     Net Increase--Class B..................................     (27,767)      2,530,939
                                                              ----------     -----------
Net Increase (Decrease) from Share Transactions.............     (27,767)      2,630,939
                                                              ----------     -----------
Total Increase (Decrease) in Net Assets.....................    (282,152)      1,881,314
NET ASSETS:
Beginning of period.........................................   1,881,314              --
                                                              ----------     -----------
End of period (including accumulated net investment loss of
  $8,667 and $661, respectively)............................  $1,599,162     $ 1,881,314
                                                              ==========     ===========
CHANGES IN SHARES OF BENEFICIAL INTEREST:
Subscriptions--Class A......................................          --           8,333
                                                              ----------     -----------
Subscriptions--Class B......................................      61,939         341,711
Issued in reinvestment of distributions--Class B............         235              --
Redemptions--Class B........................................     (64,923)       (127,377)
                                                              ----------     -----------
     Net Increase (Decrease)--Class B.......................      (2,749)        214,334
                                                              ----------     -----------
Net Increase (Decrease) in Shares of Beneficial Interest....      (2,749)        222,667
                                                              ----------     -----------

(a) For the period from commencement of operations May 30, 2000 to December 31, 2000.

                       See Notes to Financial Statements.

                   NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

NOTE 1. ACCOUNTING POLICIES

  ORGANIZATION--Liberty Newport Japan Opportunities Fund, Variable Series (the "Fund"), a series of Liberty Variable Investment Trust (the "Trust"), is a diversified portfolio of a Massachusetts business trust, registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund's investment objective is to seek capital appreciation. The Fund's capitalization consists of an unlimited number of shares of beneficial interest without par value that represent a separate series of the Trust. The Fund offers two classes of shares: Class A and Class B. Class B shares are subject to an annual distribution fee. Each share of a Fund represents an equal proportionate beneficial interest in that Fund and, when issued and outstanding, is fully paid and nonassessable. Shareholders would be entitled to share proportionally in the net assets of the Fund available for distribution to shareholders upon liquidation of the Fund. Shares of the Fund are available and are being marketed exclusively as a pooled funding vehicle for variable annuity contracts ("VA contracts") and Variable Life Insurance Policies ("VLI Policies") offered by separate accounts of the life insurance companies ("Participating Insurance Companies"). Certain Participating Insurance Companies are affiliated with the Investment Advisor and sub-advisers to the Fund ("Affiliated Participating Insurance Companies"). Such Affiliated Participating Insurance Companies are Keyport Life Insurance Company ("Keyport"), Keyport Benefit Life Insurance Company ("Keyport Benefit"), Independence Life & Annuity Company ("Independence") and Liberty Life Assurance Company of Boston ("Liberty Life"). The Participating Insurance Companies and their separate accounts own all the shares of the Fund. Liberty Advisory Services Corp. (the Manager) ("LASC"), provides investment management and advisory services to the Fund pursuant to its Management Agreement with the Fund. LASC has appointed Newport Fund Management, Inc. ("Newport"), an affiliate of LASC, as Sub-Advisor to the Fund. LASC has delegated various administrative matters to Colonial Management Associates, Inc. ("Colonial"). Colonial also provides pricing and bookkeeping services to the Fund. Liberty Funds Distributor Inc. ("LFD") serves as the principal underwriter of the Fund. The Manager, Colonial, Newport, LFD, Keyport, Keyport Benefit and Independence are wholly-owned indirect subsidiaries of Liberty Financial Companies, Inc. ("LFC"). As of June 30, 2001, Liberty Mutual Insurance Companies ("Liberty Mutual") owned approximately 70.46% of the outstanding voting shares of LFC. Liberty Life is a subsidiary of Liberty Mutual.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

  SECURITY VALUATION AND TRANSACTIONS--Equity securities generally are valued at the last sale price or, in the case of unlisted or listed securities for which there were no sales during the day, at current quoted bid prices.

Forward currency contracts are valued based on the weighted value of the contracts with similar maturities.

Short-term obligations with a maturity of 60 days or less are valued at amortized cost.

The value of all assets and liabilities quoted in foreign currencies is translated into U.S. dollars at that day's exchange rates.

Portfolio positions for which market quotations are not readily available are valued at fair value under procedures approved by the Trustees.

Security transactions are accounted for on the date the securities are purchased, sold or mature.

Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

  DETERMINATION OF CLASS NET ASSET VALUES AND FINANCIAL HIGHLIGHTS--All income, expenses (other than the Class B distribution fee), and realized and unrealized gains (losses) are allocated to each class proportionately on a daily basis for purposes of determining the net asset value of each class.

The per share data was calculated using average shares outstanding during the period. In addition, Class B net investment income per share data and ratios reflect the distribution fees applicable to Class B shares only.

  FEDERAL INCOME TAXES--Consistent with the Fund's policy to qualify as a regulated investment company and to distribute all of its taxable income, no federal income tax has been accrued.

  DISTRIBUTIONS TO SHAREHOLDERS--The Fund intends to distribute as income dividends or capital gains distributions, at least annually, substantially all of its net investment income and net profits realized from the sale of investments. All dividends and distributions are reinvested in additional shares of the Fund at net asset value as of the record date of the distribution. Income and capital gain distributions are determined in accordance with federal income tax regulations.

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

  FOREIGN CURRENCY TRANSACTIONS--Net realized and unrealized gains (losses) on foreign currency transactions includes gains (losses) arising from the fluctuations in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency, and currency gains (losses) between the accrual and payment dates on dividends and interest income and foreign withholding taxes.

The Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments.

  FORWARD CURRENCY CONTRACTS--The Fund may enter into forward currency contracts to purchase or sell foreign currencies at predetermined exchange rates in connection with the settlement of purchases and sales of securities. The Fund may also enter into forward currency contracts to hedge certain other foreign currency denominated assets. The contracts are used to minimize the exposure to foreign exchange rate fluctuations during the period between trade and settlement date of the contracts. All contracts are marked-to-market daily, resulting in unrealized gains (losses) which become realized at the time the forward currency contracts are closed or mature. Realized and unrealized gains (losses) arising from such transactions are included in net realized and unrealized gains (losses) on foreign currency transactions. Forward currency contracts do not eliminate fluctuations in the prices of the Fund's portfolio securities. While the maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened, exposure is typically limited to the change in value of the contract (in U.S. dollars) over the period it remains open. Risks may also arise if counterparties fail to perform their obligations under the contracts.

  OTHER--Interest income is recorded on the accrual basis. Corporate actions and dividend income are recorded on ex-date (except for certain foreign securities which are recorded as soon after ex-date as the Fund becomes aware of such), net of nonrebatable tax withholdings. Where a high level of uncertainty as to collection exists, income on securities is recorded net of all tax withholdings with any rebates recorded when received.

The Fund's custodian takes possession through the federal book-entry system of securities collateralizing repurchase agreements. Collateral is marked-to-market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund. The Fund may experience costs and delays in liquidating the collateral if the issuer defaults or enters bankruptcy.

NOTE 2. FEES AND COMPENSATION PAID TO AFFILIATES

  MANAGEMENT AND SUB-ADVISORY FEES--The Manager receives a monthly fee equal to 1.20% annually of the Fund's average daily net assets. The Manager, out of the management fee it receives, pays Newport a monthly sub-advisory fee equal to 1.00% annually of the Fund's average daily net assets.

  BOOKKEEPING FEE--Colonial provides bookkeeping and pricing services for a monthly fee equal to $27,000 annually plus 0.040% of the Fund's average net assets over $50 million.

  TRANSFER AGENT FEE--Liberty Funds Services, Inc. (the "Transfer Agent"), an affiliate of the Manager, provides shareholder services for an annual rate of $7,500.

  DISTRIBUTION FEE--The Fund has adopted a 12b-1 plan which requires it to pay LFD a distribution fee totaling 0.25% on Class B net assets as of the 20th of each month.

  EXPENSE LIMITS--The Manager and LFD have voluntarily agreed to reimburse all expenses, including management fees and distribution fees, but excluding interest, taxes, brokerage and extraordinary expenses incurred by the Fund in excess of 1.85% of average daily net assets annually. LFD will first reimburse the Class B distribution fee up to 0.25% annually to reach the 1.85% on Class B expenses. If additional reimbursement is needed to meet the limit for each Class, the Manager will then reimburse other expenses to the extent necessary. If additional reimbursement is still needed to reach the expense limit, the Manager will then waive a portion of its management fee to reach the expense limit. This arrangement may be terminated or modified by the Manager or LFD at any time.

  OTHER--The Fund pays no compensation to its officers, all of whom are employees of Colonial.

The Fund's Trustees may participate in a deferred compensation plan which may be terminated at any time.

Obligations of the plan will be paid solely out of the Fund's assets.

NOTE 3. PORTFOLIO INFORMATION
  INVESTMENT ACTIVITY--During the six months ended June 30, 2001, purchases and sales of investments, other than short term obligations, were $132,187 and $54,914, respectively.

Unrealized appreciation (depreciation) at June 30, 2001, based on cost of investments for both financial statement and federal income tax purposes was:

Gross unrealized appreciation   $  17,011
Gross unrealized depreciation    (824,937)
                                ---------
  Net unrealized depreciation   $(807,926)
                                =========

  CAPITAL LOSS CARRYFORWARDS--At December 31, 2000, capital loss carryforwards (to the extent provided in regulations) to offset future realized gains were approximately as follows:

 YEAR OF    CAPITAL LOSS
EXPIRATION  CARRYFORWARD
----------  ------------
   2008       $27,000
              -------

  OTHER--There are certain additional risks involved when investing in foreign securities that are not inherent with investments in domestic securities. These risks may involve foreign currency exchange rate fluctuations, adverse political and economic developments and the possible prevention of foreign currency exchange or the imposition of other foreign governmental laws or restrictions.

The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
Liberty Newport Japan Opportunities Fund, Variable Series--Class B Shares
--------------------------------------------------------------------------------

                                                              (UNAUDITED)
                                                                  SIX
                                                                MONTHS          PERIOD
                                                                 ENDED          ENDED
                                                               JUNE 30,      DECEMBER 31,
                                                                 2001          2000(a)
                                                              -----------    ------------
NET ASSET VALUE, BEGINNING OF PERIOD........................    $  8.44        $ 12.00
                                                                -------        -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss (b).....................................      (0.04)         (0.07)
Net realized and unrealized loss on investments.............      (1.13)         (3.49)
                                                                -------        -------
     Total from Investment Operations.......................      (1.17)         (3.56)
                                                                -------        -------
NET ASSET VALUE, END OF PERIOD..............................    $  7.27        $  8.44
                                                                =======        =======
Total return (c)(d)(e)(f)...................................     (13.86)%       (29.67)%
RATIOS TO AVERAGE NET ASSETS:
Expenses (g)(h).............................................       1.85%          1.85%
Net investment loss (g)(h)..................................      (0.94)%        (1.07)%
Waiver/reimbursement (h)....................................      (3.46)%         2.90%
Portfolio turnover rate (f).................................          4%            16%
Net assets, at end of period (000's)........................    $ 1,538        $ 1,811

(a) For the period from commencement of operations May 30, 2000 to December 31, 2000.
(b) Per share data was calculated using average shares outstanding during the period.
(c) Total return at net asset value assuming all distributions reinvested.
(d) Had the Distributor and the Manager not waived or reimbursed a portion of expenses, total return would have been reduced.
(e) Total return figure does not include any insurance company charges associated with a variable annuity. If included, total return would be reduced.
(f) Not annualized.
(g) The benefits derived from custody credits and directed brokerage arrangements had no impact.
(h) Annualized.

--------------------------------------------------------------------------------
PORTFOLIO MANAGER'S DISCUSSION
Liberty S&P 500 Index Fund, Variable Series / June 30, 2001
--------------------------------------------------------------------------------

   Liberty S&P 500 Index Fund, Variable Series seeks capital appreciation by matching the performance of a benchmark index that measures the investment returns of stocks of large US companies.

   Tom O'Brien, a principal of SSgA Funds Management, Inc., is manager of the fund.

A DIFFICULT PERIOD
The first half of 2001 was marked by volatile energy prices and earnings disappointments. The energy crisis in California with its rolling blackouts continued to top the news. The potential for other states to undergo their own energy crises, coupled with higher gas prices, seems to have made energy policy a top priority for many political leaders. We have also seen many companies--feeling the adverse effects of a slowing US as well as global economy--announce lower earnings estimates from the high levels that analysts and the investing public have come to know. Also, during this time, the Federal Reserve Board dramatically reduced one of its short-term interest rates--the federal funds rate. The Fed made these cuts--a total of 2.75 percentage points between January 1st and June 30th--in an effort to resuscitate a slowing economy and to head off a potential recession.

BEST AND WORST SECTOR PERFORMERS
The best-performing sector during this reporting period was the consumer discretionary stocks. This sector returned 11.05% for the six-month period. The top performers here were JC Penney (0.06% of net assets), Kmart (0.04% of net assets) and Best Buy (0.11% of net assets). All posted positive triple-digit returns. The worst-performing names in that sector were Convergys (0.05% of net assets) and Interpublic (0.10% of net assets). Materials was the next best-performing sector, posting a return of 4.51% for the six-month period. The top performers here were Homestake Mining (0.02% of net assets), and Worthington Industries (0.01% of net assets). Hercules (0.01% of net assets) and Phelps Dodge (0.02% of net assets) posted the worst performance. With a return of negative 17.02%, information technology was the worst-performing sector during this period. The bright spots within this sector were Compuware (0.04% of net assets), Advanced Micro Devices (0.08% of net assets) and Xerox (0.06% of net assets). Like the best performers in the consumer discretionary sector, all three stocks posted positive triple-digit returns. The worst performers in information technology were Network Appliance (0.03% of net assets), Nortel (0.25% of net assets) and JDS Uniphase (0.14% of net assets).

FOCUS ON COST-EFFECTIVE EXECUTION
We believe that our focus on cost-effective trade execution is the hallmark of our management style. Unlike actively managed funds where the portfolio managers spend time researching which stocks to include in the fund, we concentrate on how to trade in a low-cost manner when buying the stocks listed in the S&P 500 Index. Over the past several months fund assets have grown to a size that allows for a full replication strategy. Full replication means that the fund holds each of the 500 securities included in the S&P 500 Index in approximately the same weight that they are held in the index. For investors this means that the performance of the fund should more closely mirror the performance of the benchmark in future quarters. Previously, we utilized optimization techniques to keep the performance of the fund close to that of the benchmark. Unlike the index, the fund incurs costs when trading stocks. Also, stocks held by the fund may diverge from those that compose the index. We were unable to hold all 500 securities because of the costs associated with buying and selling securities for a relatively small fund. We believed that these costs would have had a negative impact on fund performance.

MIRRORING THE INDEX
Trading costs associated with the portfolio during the first six months of the year have been in response to 11 additions and deletions to the index made thus far by Standard & Poor's. Companies can be removed from the index as a result of a merger or acquisition, bankruptcy and restructuring, or lack of representation. Whenever a company is deleted from the index, another company is added to keep the number of holdings at 500. Now that we are employing a full replication strategy, we will carefully monitor the weights of each of the 500 securities in the fund in our efforts to closely match the performance of the index.

                       ---------------------------------

The primary risks involved with investing in the fund include equity risk, market risk and tracking error risk. Unlike the S&P 500 Index, the fund incurs administrative expenses and transaction costs in trading stocks. The composition of the S&P 500 and the stocks held by the fund may occasionally diverge.

Holdings are disclosed as a percentage of net assets as of June 30, 2001, and are subject to change.

--------------------------------------------------------------------------------
FUND PERFORMANCE
Liberty S&P 500 Index Fund, Variable Series / June 30, 2001
--------------------------------------------------------------------------------

                                                           CLASS B
---------------------------------------------------------------------
Inception date                                             5/30/00
Net asset value per share as of 12/31/00 ($)                 11.31
Net asset value per share as of 6/30/01 ($)                  10.54
---------------------------------------------------------------------

            AVERAGE ANNUAL TOTAL RETURN AS OF JUNE 30, 2001 (%)
---------------------------------------------------------------------------
                                      6-MONTH                      LIFE OF
                                    (CUMULATIVE)      1-YEAR        FUND
Class B                                -6.81          -14.45       -10.85
S&P 500 Index                          -6.69          -14.82       -11.81(1)
---------------------------------------------------------------------------

                    CHANGE IN VALUE OF A $10,000 INVESTMENT
                      CLASS B SHARES VS. S&P 500 INDEX(1)

GRAPH                        5/30/2000 - 6/30/2001

                                                                       CLASS B SHARES                     S&P 500 INDEX
                                                                       --------------                     -------------
6/00                                                                      10316.20                           10246.00
                                                                          10166.70                           10086.20
                                                                          10783.80                           10712.50
9/00                                                                      10225.20                           10146.90
                                                                          10200.60                           10104.30
                                                                           9417.23                            9308.06
12/00                                                                      9470.91                            9353.67
                                                                           9806.18                            9685.72
                                                                           8935.39                            8803.35
3/01                                                                       8357.27                            8246.10
                                                                           8994.09                            8886.00
                                                                           9052.55                            8945.54
6/01                                                                       8826.00                            8728.16

PAST PERFORMANCE CANNOT PREDICT FUTURE INVESTMENT RESULTS. SHARE PRICE AND INVESTMENT RETURN WILL VARY, SO YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. The S&P (Standard & Poor's) 500 Index is an unmanaged index that tracks the performance of 500 widely held, large-capitalization US stocks. Indexes are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index.

MUTUAL FUND PERFORMANCE CHANGES OVER TIME. CURRENT RETURNS FOR THE FUND MAY BE DIFFERENT THAN THAT SHOWN.

Performance numbers reflect all fund expenses, but do not include any insurance charges imposed by your insurance company's separate accounts. If performance included the effect of these additional charges, it would be lower.

(1) Index performance is from May 31, 2000.

--------------------------------------------------------------------------------
INVESTMENT PORTFOLIO
Liberty S&P 500 Index Fund, Variable Series / June 30, 2001 (Unaudited)
--------------------------------------------------------------------------------

                                   SHARES         VALUE
COMMON STOCKS--95.9%            ------------   ------------
CONSUMER DISCRETIONARY--12.7%
AUTOMOBILES & COMPONENTS--1.1%
AUTO PARTS & EQUIPMENT--0.2%
Dana Corp. ....................         224    $     5,228
Delphi Automotive Systems
  Corp. .......................       1,012         16,121
Johnson Controls, Inc. ........         177         12,827
Snap-On, Inc. .................         150          3,624
TRW, Inc. .....................         228          9,348
Visteon Corp. .................         246          4,521
                                               -----------
                                                    51,669
                                               -----------
AUTOMOBILE MANUFACTURERS--0.7%
Ford Motor Co. ................       3,442         84,501
General Motors Corp. ..........       1,098         70,656
                                               -----------
                                                   155,157
                                               -----------
MOTORCYCLE MANUFACTURERS--0.1%
Harley-Davidson, Inc. .........         557         26,224
                                               -----------
TIRES & RUBBER--0.1%
Cooper Tire & Rubber Co. ......         100          1,420
Goodyear Tire & Rubber Co. ....         331          9,268
                                               -----------
                                                    10,688
                                               -----------
CONSUMER DURABLES & APPAREL--0.6%
APPAREL & ACCESSORIES--0.1%
Liz Claiborne, Inc. ...........          77          3,885
VF Corp. ......................         226          8,222
                                               -----------
                                                    12,107
                                               -----------
FOOTWEAR--0.1%
Nike, Inc., Class B............         492         20,659
Reebok International Ltd. .....         160          5,112
                                               -----------
                                                    25,771
                                               -----------
HOME FURNISHINGS--0.0%
Leggett & Platt, Inc. .........         342          7,534
                                               -----------
HOMEBUILDING--0.0%
Centex Corp. ..................         161          6,561
Kaufman & Broad Home Corp. ....          50          1,509
Pulte Corp. ...................          48          2,046
                                               -----------
                                                    10,116
                                               -----------
HOUSEHOLD APPLIANCES--0.1%
Black & Decker Corp. ..........         178          7,024
Maytag Corp. ..................         182          5,325
Stanley Works..................         173          7,244
Whirlpool Corp. ...............          99          6,188
                                               -----------
                                                    25,781
                                               -----------
HOUSEWARES & SPECIALTIES--0.1%
American Greetings Corp. Class
  A............................          57            627
Fortune Brands, Inc. ..........         315         12,083
Newell Rubbermaid, Inc. .......         522         13,102
Tupperware Corp. ..............         150          3,515
                                               -----------
                                                    29,327
                                               -----------

                                   SHARES         VALUE
                                ------------   ------------
LEISURE PRODUCTS--0.1%
Brunswick Corp. ...............         202    $     4,854
Hasbro, Inc. ..................         323          4,667
Mattel, Inc. ..................         815         15,420
                                               -----------
                                                    24,941
                                               -----------
PHOTOGRAPHIC EQUIPMENT--0.1%
Eastman Kodak Co. .............         557         26,001
                                               -----------
HOTELS, RESTAURANTS & LEISURE--0.9%
CASINOS & GAMING--0.0%
Harrah's Entertainment, Inc.
  (a)..........................         235          8,296
                                               -----------
HOTELS--0.4%
Carnival Corp. ................       1,129         34,660
Hilton Hotels Corp. ...........         661          7,668
Marriott International, Inc.,
  Class A......................         456         21,587
Starwood Hotels & Resorts
  Worldwide, Inc. .............         400         14,912
                                               -----------
                                                    78,827
                                               -----------
RESTAURANTS--0.5%
Darden Restaurants, Inc. ......         216          6,026
McDonald's Corp. ..............       2,486         67,271
Starbucks Corp. (a)............         728         16,744
Tricon Global Restaurants, Inc.
  (a)..........................         338         14,838
Wendy's International, Inc. ...         169          4,316
                                               -----------
                                                   109,195
                                               -----------
MEDIA--4.9%
ADVERTISING--0.3%
Interpublic Group of Cos.,
  Inc. ........................         761         22,335
Omnicom Group, Inc. ...........         322         27,692
TMP Worldwide, Inc. (a)........         200         11,822
                                               -----------
                                                    61,849
                                               -----------
BROADCASTING & CABLE--0.8%
Clear Channel Communications,
  Inc. (a).....................       1,168         73,234
Comcast Corp. Special Class
  A............................       1,774         76,992
Univision Communications, Inc.
  Class A (a)..................         400         17,112
                                               -----------
                                                   167,338
                                               -----------
MOVIES & ENTERTAINMENT--3.3%
America Online, Inc. (a).......       8,469        448,857
The Walt Disney Co. ...........       3,989        115,242
Viacom, Inc. Class B (a).......       3,402        176,054
                                               -----------
                                                   740,153
                                               -----------
PUBLISHING & PRINTING--0.5%
Dow Jones & Co., Inc. .........         176         10,509
Gannett Co., Inc. .............         485         31,962
Harcourt General, Inc. ........          50          2,910
Knight-Ridder, Inc. ...........         109          6,464
Mcgraw-Hill Cos., Inc. ........         357         23,616

                       See Notes to Investment Portfolio.

--------------------------------------------------------------------------------
INVESTMENT PORTFOLIO (CONTINUED)
Liberty S&P 500 Index Fund, Variable Series / June 30, 2001 (Unaudited)
--------------------------------------------------------------------------------

                                   SHARES         VALUE
                                ------------   ------------
Meredith Corp. ................          57    $     2,041
New York Times Co. Class A.....         339         14,238
Tribune Co. ...................         529         21,165
                                               -----------
                                                   112,905
                                               -----------
RETAILING--5.2%
APPAREL RETAIL--0.4%
TJX Companies, Inc. ...........         554         17,656
The Gap, Inc. .................       1,611         46,719
The Limited, Inc. .............         717         11,845
                                               -----------
                                                    76,220
                                               -----------
COMPUTER & ELECTRONICS RETAIL--0.2%
Best Buy Co., Inc. (a).........         389         24,709
Circuit City Stores, Inc. .....         372          6,696
RadioShack Corp. ..............         305          9,303
                                               -----------
                                                    40,708
                                               -----------
DEPARTMENT STORES--0.6%
Dillard Department Stores,
  Inc. ........................         122          1,863
Federated Department Stores,
  Inc. (a).....................         377         16,023
J.C. Penney Co., Inc. .........         487         12,837
Kohl's Corp. (a)...............         692         43,409
May Department Stores Co. .....         545         18,672
Nordstrom, Inc. ...............         224          4,155
Sears, Roebuck & Co. ..........         645         27,290
                                               -----------
                                                   124,249
                                               -----------
GENERAL MERCHANDISE STORES--2.5%
Big Lots, Inc. (a).............         201          2,750
Costco Cos., Inc. (a)..........         888         36,479
Dollar General Corp. ..........         570         11,115
Kmart Corp. ...................         850          9,750
Target Corp. ..................       1,756         60,758
Wal-Mart Stores, Inc. .........       8,630        421,144
                                               -----------
                                                   541,996
                                               -----------
HOME IMPROVEMENT RETAIL--1.2%
Home Depot, Inc. ..............       4,531        210,918
Lowe's Companies, Inc. ........         768         55,718
Sherwin-Williams Co. ..........         335          7,437
                                               -----------
                                                   274,073
                                               -----------
SPECIALTY STORES--0.3%
AutoZone, Inc. (a).............         269         10,088
Bed Bath & Beyond, Inc. (a)....         551         17,191
Office Depot, Inc. (a).........         422          4,380
Staples, Inc. (a)..............         776         12,408
Tiffany & Co. .................         322         11,663
Toys R Us, Inc. (a)............         362          8,960
                                               -----------
                                                    64,690
                                               -----------

                                   SHARES         VALUE
                                ------------   ------------
CONSUMER STAPLES--7.2%
FOOD & DRUG RETAILING--1.1%
DRUG RETAIL--0.4%
CVS Corp. .....................         787    $    30,378
Walgreen Co. ..................       1,908         65,158
                                               -----------
                                                    95,536
                                               -----------
FOOD DISTRIBUTORS--0.2%
Supervalu, Inc. ...............         223          3,914
Sysco Corp. ...................       1,260         34,209
                                               -----------
                                                    38,123
                                               -----------
FOOD RETAIL--0.5%
Albertson's, Inc. .............         715         21,443
Kroger Corp. (a)...............       1,515         37,875
Safeway, Inc. (a)..............         936         44,928
Winn-Dixie Stores, Inc. .......         216          5,644
                                               -----------
                                                   109,890
                                               -----------
FOOD, BEVERAGES & TOBACCO--4.4%
AGRICULTURAL PRODUCTS--0.1%
Archer Daniels Midland Co. ....       1,163         15,119
                                               -----------
ALCOHOLIC BEVERAGES--0.4%
Adolph Coors Co., Class B......          53          2,660
Anheuser Busch Cos., Inc. .....       1,775         73,130
Brown-Forman Corp. Class B.....         150          9,591
                                               -----------
                                                    85,381
                                               -----------
PACKAGED FOODS--1.3%
Campbell Soup Co. .............         812         20,909
Conagra, Inc. .................         994         19,691
General Mills, Inc. ...........         508         22,240
Heinz (H.J.) Co. ..............         694         28,378
Hershey Foods, Corp. ..........         248         15,304
Kellogg Co. ...................         800         23,200
Quaker Oats Co. ...............         236         21,535
Ralston-Ralston Purina Group...         553         16,601
Sara Lee Corp. ................       1,431         27,103
Unilever NV ADR................       1,148         68,386
Wm. Wrigley Jr. Co. ...........         448         20,989
                                               -----------
                                                   284,336
                                               -----------
SOFT DRINKS--1.6%
Coca Cola Co. .................       4,821        216,945
Coca-Cola Enterprises, Inc. ...         710         11,609
PepsiCo, Inc. .................       2,843        125,661
The Pepsi Bottling Group,
  Inc. ........................         300         12,030
                                               -----------
                                                   366,245
                                               -----------
TOBACCO--1.0%
Philip Morris Companies,
  Inc. ........................       4,253        215,840
UST, Inc. .....................         273          7,879
                                               -----------
                                                   223,719
                                               -----------

                       See Notes to Investment Portfolio.

--------------------------------------------------------------------------------
INVESTMENT PORTFOLIO (CONTINUED)
Liberty S&P 500 Index Fund, Variable Series / June 30, 2001 (Unaudited)
--------------------------------------------------------------------------------

                                   SHARES         VALUE
                                ------------   ------------
HOUSEHOLD & PERSONAL PRODUCTS--1.7%
HOUSEHOLD PRODUCTS--1.3%
Clorox Co. ....................         462    $    15,639
Colgate-Palmolive Co. .........       1,049         61,881
Kimberly Clark Corp. ..........         993         55,509
Procter & Gamble Co. ..........       2,523        160,967
                                               -----------
                                                   293,996
                                               -----------
PERSONAL PRODUCTS--0.4%
Alberto Culver Co CL B
  Convertible..................          84          3,531
Avon Products, Inc. ...........         461         21,335
Gillette Co. ..................       2,012         58,328
                                               -----------
                                                    83,194
                                               -----------
ENERGY--6.3%
ENERGY INTEGRATED OIL & GAS--5.0%
Amerada Hess Corp. ............         165         13,332
Chevron Corp. .................       1,253        113,397
Conoco, Inc. Class B...........       1,175         33,958
Exxon Mobil Corp. .............       6,594        575,986
Occidental Petroleum Corp. ....         669         17,789
Phillips Petroleum Co. ........         477         27,189
Royal Dutch Petroleum Co. .....       4,103        239,082
Texaco, Inc. ..................       1,065         70,929
USX-Marathon Group.............         556         16,408
                                               -----------
                                                 1,108,070
                                               -----------
OIL & GAS DRILLING--0.2%
Nabors Industries, Inc. (a)....         262          9,746
Noble Drilling Corp. (a).......         295          9,661
Rowan Companies, Inc. (a)......         140          3,094
Transocean Sedco Forex,
  Inc. ........................         570         23,513
                                               -----------
                                                    46,014
                                               -----------
OIL & GAS EQUIPMENT & SERVICES--0.5%
Baker Hughes, Inc. ............         673         22,546
Halliburton Co. ...............         877         31,221
Schlumberger Ltd. .............       1,105         58,178
                                               -----------
                                                   111,945
                                               -----------
OIL & GAS EXPLORATION & PRODUCTS--0.5%
Anadarko Petroleum Corp. ......         469         25,340
Apache Corp. ..................         227         11,520
Burlington Resources, Inc. ....         405         16,180
Devon Energy Corp. ............         235         12,338
EOG Resources, Inc. ...........         269          9,563
Kerr-McGee Corp. ..............         177         11,730
Unocal Corp. ..................         469         16,016
                                               -----------
                                                   102,687
                                               -----------
OIL & GAS REFINING & MARKETING--0.1%
Ashland Oil, Inc. .............         193          7,739
Sun Co., Inc. .................         180          6,593
Tosco Corp. ...................         310         13,656
                                               -----------
                                                    27,988
                                               -----------

                                   SHARES         VALUE
                                ------------   ------------
FINANCIALS--17.2%
BANKS--5.7%
AmSouth Bancorporation.........         700    $    12,943
BB&T Corp. ....................         745         27,342
Banc One Corp. ................       2,273         81,373
Bank of New York Co., Inc. ....       1,450         69,600
BankAmerica Corp. .............       3,065        183,992
Comerica, Inc. ................         373         21,485
Crestar Financial Corp. .......         386         12,313
Fifth Third Bancorp............       1,160         69,658
First Union Corp. .............       1,836         64,150
FleetBoston Financial Corp. ...       2,107         83,121
Golden West Financial Corp. ...         275         17,666
Huntington Bancshares, Inc. ...         406          6,638
KeyCorp........................         764         19,902
Mellon Financial Corp. ........         924         42,504
National City Corp. ...........       1,165         35,859
Northern Trust Corp. ..........         440         27,500
PNC Bank Corp. ................         530         34,869
Regions Financial Corp. .......         483         15,456
Southtrust Corp. ..............         592         15,392
Suntrust Banks, Inc. ..........         540         34,981
Synovus Financial Corp. .......         527         16,537
U.S. Bancorp...................       3,601         82,061
Union Planters Corp. ..........         321         13,996
Wachovia Corp. ................         421         29,954
Washington Mutual, Inc. .......       1,665         62,521
Wells Fargo & Co. .............       3,337        154,937
Zions Bancorporation...........         200         11,800
                                               -----------
                                                 1,248,550
                                               -----------
DIVERSIFIED FINANCIALS--7.5%
CONSUMER FINANCE--0.9%
Capital One Financial Corp. ...         460         27,600
Countrywide Credit Industries,
  Inc. ........................         196          8,992
Household International,
  Inc. ........................         947         63,165
MBNA Corp. ....................       1,609         53,017
Providian Financial Corp. .....         609         36,053
                                               -----------
                                                   188,827
                                               -----------
DIVERSIFIED FINANCIAL SERVICES--6.6%
Ambac Financial Group, Inc. ...         198         11,524
American Express Co. ..........       2,493         96,728
Bear Stearns Cos, Inc. ........         189         11,145
Charles Schwab Corp. ..........       2,726         41,708
Citigroup, Inc. ...............       9,651        509,959
Fannie Mae.....................       1,880        160,082
Franklin Resources, Inc. ......         468         21,420
Freddie Mac....................       1,330         93,100
J.P. Morgan Chase & Co. .......       3,765        167,919
Lehman Brothers Holdings,
  Inc. ........................         457         35,532
Merrill Lynch & Co., Inc. .....       1,647         97,585
Moody's Corp. .................         317         10,620

                       See Notes to Investment Portfolio.

--------------------------------------------------------------------------------
INVESTMENT PORTFOLIO (CONTINUED)
Liberty S&P 500 Index Fund, Variable Series / June 30, 2001 (Unaudited)
--------------------------------------------------------------------------------

                                   SHARES         VALUE
                                ------------   ------------
Morgan Stanley Dean Witter &
  Co. .........................       2,097    $   134,690
State Street Corp. ............         674         33,356
Stilwell Financial, Inc. ......         400         13,424
T. Rowe Price Associates,
  Inc. ........................         200          7,478
USA Education, Inc. ...........         280         20,440
                                               -----------
                                                 1,466,710
                                               -----------
INSURANCE--4.0%
INSURANCE BROKERS--0.3%
Aon Corp. .....................         483         16,905
Marsh & McLennan Companies,
  Inc. ........................         508         51,308
                                               -----------
                                                    68,213
                                               -----------
LIFE & HEALTH INSURANCE--0.9%
AFLAC, Inc. ...................         974         30,671
American General Corp. ........         942         43,756
Conseco, Inc. .................         559          7,630
John Hancock Financial
  Services.....................         500         20,130
Jefferson-Pilot Corp. .........         285         13,771
Lincoln National Corp. ........         366         18,941
MetLife, Inc. .................       1,400         43,372
Torchmark Corp. ...............         217          8,726
UnumProvident Corp. ...........         419         13,458
                                               -----------
                                                   200,455
                                               -----------
MULTI-LINE INSURANCE--2.0%
American International Group,
  Inc. ........................       4,451        382,786
ITT Hartford Group, Inc. ......         445         30,438
Loews Corp. ...................         352         22,679
                                               -----------
                                                   435,903
                                               -----------
PROPERTY & CASUALTY INSURANCE--0.8%
Allstate Corp. ................       1,385         60,926
Chubb Corp. ...................         390         30,198
Cincinnati Financial Corp. ....         337         13,312
MBIA, Inc. ....................         279         15,535
MGIC Investment Corp. .........         202         14,673
Safeco Corp. ..................         229          6,756
St. Paul Companies, Inc. ......         439         22,253
The Progressive Corp. .........         133         17,980
                                               -----------
                                                   181,633
                                               -----------
HEALTH CARE--12.3%
HEALTH CARE EQUIPMENT & SERVICES--2.5%
HEALTH CARE DISTRIBUTORS & SVC--0.4%
Cardinal Health, Inc. .........         824         56,856
McKesson Corp. ................         513         19,043
Quintiles Transnational Corp.
  (a)..........................         196          4,949
                                               -----------
                                                    80,848
                                               -----------
HEALTH CARE EQUIPMENT--1.3%
Applera Corp.-Applied
  Biosystems Group.............         427         11,422
Bard (C.R.), Inc. .............          75          4,271
Baxter International, Inc. ....       1,174         57,526

                                   SHARES         VALUE
                                ------------   ------------
Becton, Dickinson & Co. .......         480    $    17,179
Biomet, Inc. ..................         350         16,821
Boston Scientific Corp. (a)....         701         11,917
Guidant Corp. .................         634         22,824
Medtronic, Inc. ...............       2,283        105,041
St. Jude Medical, Inc. ........         223         13,380
Stryker Corp. .................         400         21,940
                                               -----------
                                                   282,321
                                               -----------
HEALTH CARE FACILITIES--0.4%
HCA-The Healtcare Corp. .......       1,020         46,094
Healthsouth Corp. (a)..........         717         11,450
Manor Care, Inc. (a)...........         202          6,414
Tenet Healthcare Corp. ........         663         34,204
                                               -----------
                                                    98,162
                                               -----------
HEALTH CARE SUPPLIES--0.0%
Bausch & Lomb, Inc. ...........          79          2,863
                                               -----------
MANAGED HEALTH CARE--0.4%
Aetna Life and Casualty Co.
  (a)..........................         221          5,717
CIGNA Corp. ...................         266         25,488
Humana, Inc. ..................         250          2,463
United Healthcare Corp. .......         575         35,506
Wellpoint Health Networks,
  Inc. ........................          90          8,482
                                               -----------
                                                    77,656
                                               -----------
PHARMACEUTICALS & BIOTECHNOLOGY--9.8%
BIOTECHNOLOGY--0.8%
Amgen, Inc. ...................       1,997        121,178
Biogen, Inc. (a)...............         264         14,351
Chiron Corp. (a)...............         400         20,400
MedImmune, Inc. (a)............         390         18,408
                                               -----------
                                                   174,337
                                               -----------
PHARMACEUTICALS--9.0%
Abbott Laboratories............       2,964        142,302
Allergan, Inc. ................         237         20,264
American Home Products
  Corp. .......................       2,574        150,425
Bristol-Myers Squibb Co. ......       3,702        193,615
Eli Lilly & Co. ...............       2,114        156,436
Forest Laboratories, Inc.
  (a)..........................         300         21,300
Johnson & Johnson..............       5,911        295,550
King Pharmaceuticals, Inc.
  (a)..........................         354         19,028
Merck & Co., Inc. .............       4,412        281,971
Pfizer, Inc. ..................      12,143        486,327
Pharmacia Corp. ...............       2,514        115,518
Schering-Plough Corp. .........       2,817        102,088
Watson Pharmaceuticals, Inc.
  (a)..........................         187         11,527
                                               -----------
                                                 1,996,351
                                               -----------
INDUSTRIALS--11.0%
CAPITAL GOODS--8.5%
AEROSPACE & DEFENSE--1.4%
Boeing Co. ....................       1,695         94,242
General Dynamics Corp. ........         355         27,623
Goodrich (B.F.) Co. ...........         185          7,026

                       See Notes to Investment Portfolio.

--------------------------------------------------------------------------------
INVESTMENT PORTFOLIO (CONTINUED)
Liberty S&P 500 Index Fund, Variable Series / June 30, 2001 (Unaudited)
--------------------------------------------------------------------------------

                                   SHARES         VALUE
                                ------------   ------------
Honeywell International,
  Inc. ........................       1,584    $    55,424
Lockheed Martin Corp. .........         814         30,159
Northrop Grumman Corp. ........         158         12,656
Raytheon Co. ..................         786         20,868
United Technologies Corp. .....         945         69,231
                                               -----------
                                                   317,229
                                               -----------
BUILDING PRODUCTS--0.1%
Crane Co. .....................         150          4,650
Masco Corp. ...................         890         22,214
                                               -----------
                                                    26,864
                                               -----------
CONSTRUCTION & ENGINEERING--0.0%
Flour Corp. ...................         142          6,411
McDermott International,
  Inc. ........................          50            583
                                               -----------
                                                     6,994
                                               -----------
CONSTRUCTION & FARM MACHINERY--0.3%
Caterpillar, Inc. .............         710         35,536
Cummins Engine Co., Inc. ......          57          2,206
Deere & Co. ...................         458         17,335
Navistar International Corp.
  (a)..........................          72          2,025
PACCAR, Inc. ..................         111          5,708
                                               -----------
                                                    62,810
                                               -----------
ELECTRICAL COMPONENTS & EQUIPMENT--0.5%
American Power Conversion Corp.
  (a)..........................         361          5,686
Cooper Industries, Inc. .......         185          7,324
Emerson Electric Co. ..........         873         52,817
Molex, Inc. ...................         416         15,196
National Service Industries,
  Inc. ........................          49          1,106
Power-One, Inc. (a)............         167          2,779
Rockwell International
  Corp. .......................         403         15,362
Thomas & Betts Corp. ..........         150          3,311
                                               -----------
                                                   103,581
                                               -----------
INDUSTRIAL CONGLOMERATES--5.6%
General Electric Co. ..........      19,049        928,639
Minnesota Mining &
  Manufacturing Co. ...........         720         82,152
Textron, Inc. .................         328         18,053
Tyco International Ltd. .......       3,744        204,048
                                               -----------
                                                 1,232,892
                                               -----------
INDUSTRIAL MACHINERY--0.5%
Danaher Corp. .................         257         14,392
Dover Corp. ...................         424         15,964
Eaton Corp. ...................          99          6,940
ITT Industries, Inc. ..........         227         10,045
Illinois Tool Works, Inc. .....         548         34,688
Ingersoll Rand Co. ............         340         14,008
Pall Corp. ....................         200          4,706
Parker-Hannifin Corp. .........         209          8,870
Timken Co. ....................          50            847
                                               -----------
                                                   110,460
                                               -----------

                                   SHARES         VALUE
                                ------------   ------------
TRADING COMPANIES & DISTRIBUTIONS--0.1%
Genuine Parts Co. .............         359    $    11,309
Grainger (W.W.), Inc. .........         180          7,409
                                               -----------
                                                    18,718
                                               -----------
COMMERCIAL SERVICES & SUPPLIES--1.8%
COMMERCIAL PRINTING--0.0%
R.R. Donnelley & Sons Co. .....         229          6,801
                                               -----------
DATA PROCESSING SERVICES--0.9%
Automatic Data Processing,
  Inc. ........................       1,215         60,386
Concord EFS, Inc. (a)..........         500         26,005
First Data Corp. ..............         799         51,336
Fiserv, Inc. (a)...............         200         12,796
Paychex, Inc. .................         754         30,160
The Sabre Group Holdings,
  Inc. ........................         300         15,000
                                               -----------
                                                   195,683
                                               -----------
DIVERSIFIED COMMERCIAL SERVICES--0.5%
Cendant Corp. (a)..............       1,640         31,980
Cintas Corp. ..................         300         13,875
Convergys Corp. (a)............         372         11,253
Deluxe Corp. ..................         185          5,347
Ecolab, Inc. ..................         300         12,291
Equifax, Inc. .................         315         11,554
H&R Block, Inc. ...............         166         10,715
IMS Health, Inc. ..............         550         15,675
                                               -----------
                                                   112,690
                                               -----------
EMPLOYMENT SERVICES--0.0%
Robert Half International, Inc.
  (a)..........................         300          7,467
                                               -----------
ENVIRONMENTAL SERVICES--0.2%
Allied Waste Industries, Inc.
  (a)..........................         378          7,061
Waste Management, Inc. ........       1,161         35,782
                                               -----------
                                                    42,843
                                               -----------
OFFICE SERVICES & SUPPLIES--0.2%
Avery Dennison Corp. ..........         200         10,210
Pitney Bowes, Inc. ............         521         21,945
                                               -----------
                                                    32,155
                                               -----------
TRANSPORTATION--0.7%
AIR FREIGHT & COURIERS--0.1%
FedEx Corp. (a)................         610         24,522
                                               -----------
AIRLINES--0.2%
AMR Corp. (a)..................         329         11,887
Delta Air Lines, Inc. .........         200          8,816
Southwest Airlines Co. ........       1,436         26,552
US Airways Group, Inc. (a).....         150          3,645
                                               -----------
                                                    50,900
                                               -----------

                       See Notes to Investment Portfolio.

--------------------------------------------------------------------------------
INVESTMENT PORTFOLIO (CONTINUED)
Liberty S&P 500 Index Fund, Variable Series / June 30, 2001 (Unaudited)
--------------------------------------------------------------------------------

                                   SHARES         VALUE
                                ------------   ------------
RAILROADS--0.4%
Burlington Northern Santa Fe
  Corp. .......................         747    $    22,537
CSX Corp. .....................         398         14,424
Norfolk Southern Corp. ........         714         14,780
Union Pacific Corp. ...........         469         25,753
                                               -----------
                                                    77,494
                                               -----------
TRUCKING--0.0%
Ryder System, Inc. ............          73          1,431
                                               -----------
INFORMATION TECHNOLOGY--17.8%
SOFTWARE & SERVICES--6.0%
APPLICATIONS SOFTWARE--0.6%
Autodesk Inc. .................         150          5,595
Citrix Systems, Inc. (a).......         357         12,459
Compuware Corp. (a)............         663          9,275
Intuit, Inc. (a)...............         400         15,996
Mercury Interactive Corp.
  (a)..........................         220         13,178
Parametric Technology Co.
  (a)..........................         520          7,275
PeopleSoft, Inc. (a)...........         609         29,981
Siebel Systems, Inc. (a).......         858         40,240
                                               -----------
                                                   133,999
                                               -----------
INTERNET SOFTWARE & SERVICES--0.1%
BroadVision, Inc. (a)..........         330          1,650
Yahoo!, Inc. (a)...............       1,080         21,589
                                               -----------
                                                    23,239
                                               -----------
INFORMATION TECHNOLOGY CONSULTING
  & SERVICES--0.4%
Computer Sciences Corp. (a)....         285          9,861
Electronic Data Systems
  Corp. .......................         942         58,875
Sapient Corp. (a)..............         180          1,755
Unisys Corp. (a)...............         567          8,341
                                               -----------
                                                    78,832
                                               -----------
SYSTEMS SOFTWARE--4.9%
Adobe Systems, Inc. ...........         461         21,667
BMC Software, Inc. (a).........         462         10,413
Computer Associates
  International, Inc. .........       1,136         40,896
Microsoft Corp. (a)............      10,370        757,010
Novell, Inc. (a)...............         436          2,481
Oracle Corp. (a)...............      10,791        205,029
Veritas Software Corp. (a).....         816         54,288
                                               -----------
                                                 1,091,784
                                               -----------
TECHNOLOGY HARDWARE & EQUIPMENT--11.8%
COMPUTER HARDWARE--3.7%
Apple Computer, Inc. ..........         680         15,810
Compaq Computer Corp. .........       3,268         50,621
Dell Computer Corp. (a)........       4,960        129,704
Gateway, Inc. (a)..............         577          9,492
Hewlett-Packard Co. ...........       3,660        104,676
International Business Machines
  Corp. .......................       3,442        388,946

                                   SHARES         VALUE
                                ------------   ------------
NCR Corp. (a)..................         180    $     8,460
Palm, Inc. (a).................       1,116          6,774
Sun Microsystems, Inc. (a).....       6,307         99,146
                                               -----------
                                                   813,629
                                               -----------
COMPUTER STORAGE & PERIPHERALS--0.7%
EMC Corp. (a)..................       4,179        121,400
Lexmark International Group,
  Inc. (a).....................         211         14,190
Network Appliance, Inc. (a)....         553          7,576
                                               -----------
                                                   143,166
                                               -----------
ELECTRONIC EQUIPMENT & INSTRUMENTS--0.5%
Agilent Technologies, Inc.
  (a)..........................         882         28,665
Jabil Circuit, Inc. (a)........         400         12,344
Millipore Corp. ...............          69          4,277
PerkinElmer, Inc. .............         148          4,074
Sanmina Corp. (a)..............         629         14,725
Solectron Corp. (a)............       1,160         21,228
Symbol Technologies, Inc. .....         430          9,546
Tektronix, Inc. ...............         200          5,430
Thermo Electron Corp. (a)......         344          7,575
                                               -----------
                                                   107,864
                                               -----------
NETWORKING EQUIPMENT--1.2%
Avaya, Inc. (a)................         533          7,302
Cabletron Systems, Inc. (a)....         348          7,952
Cisco Systems, Inc. (a)........      14,082        256,292
                                               -----------
                                                   271,546
                                               -----------
OFFICE ELECTRONICS--0.1%
Xerox Corp. ...................       1,300         12,441
                                               -----------
SEMICONDUCTOR EQUIPMENT--0.6%
Applied Materials, Inc. (a)....       1,552         76,203
KLA Instruments Corp. (a)......         407         23,797
Novellus Systems, Inc. (a).....         304         17,264
Teradyne, Inc. (a).............         346         11,453
                                               -----------
                                                   128,717
                                               -----------
SEMICONDUCTORS--3.4%
Advanced Micro Devices,
  Inc. ........................         647         18,685
Altera Corp. (a)...............         744         21,576
Analog Devices, Inc. (a).......         734         31,746
Applied Micro Circuits Corp.
  (a)..........................         500          8,600
Broadcom Corp. Class A.........         451         19,285
Conexant Systems, Inc. (a).....         490          4,386
Intel Corp. ...................      12,901        377,354
LSI Logic Corp. (a)............         665         12,502
Linear Technology Corp. .......         641         28,345
Maxim Integrated Products, Inc.
  (a)..........................         606         26,791
Micron Technology, Inc. .......       1,162         47,758
National Semiconductor Corp.
  (a)..........................         343          9,988
QLogic Corp. (a)...............         200         12,890
Texas Instruments, Inc. .......       3,313        104,360

                       See Notes to Investment Portfolio.

--------------------------------------------------------------------------------
INVESTMENT PORTFOLIO (CONTINUED)
Liberty S&P 500 Index Fund, Variable Series / June 30, 2001 (Unaudited)
--------------------------------------------------------------------------------

                                   SHARES         VALUE
                                ------------   ------------
Vitesse Semiconductor Corp.
  (a)..........................         300    $     6,312
Xilinx, Inc. (a)...............         690         28,456
                                               -----------
                                                   759,034
                                               -----------
TELECOMMUNICATIONS EQUIPMENT--1.6%
ADC Telecommunications, Inc.
  (a)..........................       1,373          9,062
Andrew Corp. (a)...............         150          2,768
Comverse Technology, Inc.
  (a)..........................         377         21,723
Corning, Inc. .................       1,658         27,705
JDS Uniphase Corp. (a).........       2,418         30,830
Lucent Technologies, Inc. .....       6,542         40,560
Motorola, Inc. ................       4,121         68,244
Nortel Networks Corp. .........       5,977         54,331
Qualcomm, Inc. (a).............       1,418         82,925
Scientific-Atlanta, Inc. ......         278         11,287
Tellabs, Inc. (a)..............         740         14,341
                                               -----------
                                                   363,776
                                               -----------
MATERIALS--2.4%
CHEMICALS--1.2%
DIVERSIFIED CHEMICALS--0.8%
Dow Chemical Co. ..............       1,730         57,523
E.I. DuPont De Nemours &
  Co. .........................       2,048         98,796
Eastman Chemical Co. ..........         111          5,287
Engelhard Corp. ...............         200          5,158
FMC Corp. (a)..................          36          2,468
Hercules, Inc. ................         198          2,237
                                               -----------
                                                   171,469
                                               -----------
INDUSTRIAL GASES--0.2%
Air Products & Chemicals,
  Inc. ........................         453         20,725
Praxair, Inc. .................         338         15,886
                                               -----------
                                                    36,611
                                               -----------
SPECIALTY CHEMICALS--0.2%
Great Lakes Chemical Corp. ....          55          1,697
International Flavors
  Fragrances, Inc. ............         170          4,272
PPG Industries, Inc. ..........         354         18,610
Rohm and Haas Co. .............         444         14,608
Sigma-Aldrich Corp. ...........         112          4,325
                                               -----------
                                                    43,512
                                               -----------
CONSTRUCTION MATERIALS--0.0%
Vulcan Materials Co. ..........         187         10,051
                                               -----------
CONTAINERS & PACKAGING--0.1%
METAL & GLASS CONTAINERS--0.0%
Ball Corp. ....................          33          1,569
Pactiv Corp. (a)...............         221          2,961
                                               -----------
                                                     4,530
                                               -----------
PAPER & PLASTIC PACKAGING--0.1%
Bemis Company, Inc. ...........         155          6,226
Sealed Air Corp. (a)...........         176          6,556
Temple-Inland, Inc. ...........          73          3,890
                                               -----------
                                                    16,672
                                               -----------

                                   SHARES         VALUE
                                ------------   ------------
METALS & MINING--0.7%
ALUMINUM--0.4%
Alcan Aluminum Ltd. ...........         653    $    27,439
Alcoa, Inc. ...................       1,624         63,986
                                               -----------
                                                    91,425
                                               -----------
DIVERSIFIED METALS & MINING--0.1%
Freeport-McMoRan Copper & Gold,
  Inc., Class B................         280          3,094
Inco Ltd. .....................         359          6,196
Phelps Dodge Corp. ............         114          4,731
                                               -----------
                                                    14,021
                                               -----------
GOLD--0.1%
Barrick Gold Corp. ............         688         10,423
Homestake Mining Co. ..........         586          4,542
Newmont Mining Corp. ..........         379          7,053
Placer Dome, Inc. .............         640          6,272
                                               -----------
                                                    28,290
                                               -----------
STEEL--0.1%
Allegheny Technologies,
  Inc. ........................         150          2,714
Nucor Corp. ...................         161          7,871
USX-US Steel Group.............         181          3,647
Worthington Industries,
  Inc. ........................         161          2,190
                                               -----------
                                                    16,422
                                               -----------
PAPER & FOREST PRODUCTS--0.4%
FOREST PRODUCTS--0.1%
Louisiana-Pacific Corp. .......         170          1,994
Weyerhaeuser Co. ..............         440         24,187
                                               -----------
                                                    26,181
                                               -----------
PAPER PRODUCTS--0.3%
Boise Cascade Corp. ...........         150          5,276
Georgia Pacific Corp. .........         446         15,097
International Paper Co. .......         919         32,808
Mead Corp. ....................         186          5,048
Potlatch Corp. ................          32          1,101
Westvaco Corp. ................         192          4,664
Willamette Industries, Inc. ...         100          4,950
                                               -----------
                                                    68,944
                                               -----------
TELECOMMUNICATION SERVICES--5.3%
DIVERSIFIED TELECOMMUNICATION SERVICES--5.0%
ALTERNATIVE CARRIERS--0.1%
Global Crossing Ltd. (a).......       1,656         14,308
                                               -----------
INTEGRATED TELECOMMUNICATION SERVICES--4.9%
AT&T Corp. ....................       6,563        144,386
Alltel Corp. ..................         565         34,612
BellSouth Corp. ...............       3,547        142,838

                       See Notes to Investment Portfolio.

--------------------------------------------------------------------------------
INVESTMENT PORTFOLIO (CONTINUED)
Liberty S&P 500 Index Fund, Variable Series / June 30, 2001 (Unaudited)
--------------------------------------------------------------------------------

                                   SHARES         VALUE
                                ------------   ------------
CenturyTel, Inc. ..............         216    $     6,545
Citizens Communications Co.
  (a)..........................         600          7,218
MCI Group......................          50            805
MCI WorldCom, Inc. (a).........       5,574         79,151
Qwest Communications
  International, Inc. .........       3,155        100,550
SBC Communications, Inc., Class
  A............................       6,419        257,145
Sprint Corp. ..................       1,647         35,180
Verizon Communications.........       5,226        279,591
                                               -----------
                                                 1,088,021
                                               -----------
WIRELESS TELECOMMUNICATION SERVICES--0.3%
Nextel Communications, Inc.
  Class A (a)..................       1,364         23,870
Sprint Corp. (PCS Group) (a)...       1,781         43,011
                                               -----------
                                                    66,881
                                               -----------
UTILITIES--3.7%
ELECTRIC UTILITIES--2.6%
AES Corp. (a)..................         992         42,706
Allegheny Energy, Inc. ........         300         14,475
Ameren Corp. ..................         319         13,621
American Electric Power Co.,
  Inc. ........................         675         31,165
CMS Energy Corp. ..............         205          5,709
Calpine Corp. (a)..............         600         22,680
Cincinnati Gas & Electric
  Co. .........................         317         11,079
Consolidated Edison Co. of New
  York.........................         415         16,517
Constellation Energy Group.....         325         13,845
DTE Energy Co. ................         319         14,814
Dominion Resources, Inc. ......         460         27,660
Duke Energy Corp. .............       1,438         56,096
Edison International...........         667          7,437
Entergy Corp. .................         447         17,160
Exelon Corp. ..................         673         43,153
FPL Group, Inc. ...............         394         23,723
FirstEnergy Corp. .............         435         13,990
GPU, Inc. .....................         200          7,030
Mirage Resorts, Inc. (a).......         597         20,537
Niagara Mohawk Holdings, Inc.
  (a)..........................         235          4,157
PG&E Corp. ....................         678          7,594
PP&L Resources, Inc. ..........         269         14,795
Pinnacle West Capital Corp. ...         171          8,105
Portland General Corp. ........         427         19,181
Public Service Enterprise
  Group, Inc. .................         437         21,369
Reliant Energy, Inc. ..........         524         16,878
Southern Co. ..................       1,300         30,225
TXU Corp. .....................         484         23,324
Xcel Energy, Inc. .............         677         19,261
                                               -----------
                                                   568,286
                                               -----------
GAS UTILITIES--0.5%
El Paso Corp. .................       1,038         54,537
KeySpan Corp. .................         308         11,236

                                   SHARES         VALUE
                                ------------   ------------
Kinder Morgan, Inc. ...........         200    $    10,050
NICOR, Inc. ...................         145          5,652
NiSource, Inc. ................         357          9,757
ONEOK, Inc. ...................         106          2,088
Peoples Energy Corp. ..........          35          1,407
Sempra Energy..................         404         11,045
                                               -----------
                                                   105,772
                                               -----------
MULTI-UTILITIES--0.6%
Dynegy Inc. ...................         679         31,574
Enron Corp. ...................       1,393         68,257
The Williams Companies,
  Inc. ........................         970         31,962
                                               -----------
                                                   131,793
                                               -----------
TOTAL COMMON STOCKS (cost of $22,972,080)...    21,163,637
                                               -----------
                                    PAR
                                ------------
U.S. GOVERNMENT & AGENCY OBLIGATIONS--0.3%
U.S. Treasury Bills
  3.510% 9/13/01 (b) (cost of
  $49,645).....................     $50,000         49,639
                                               -----------
SHORT-TERM OBLIGATION--4.8%
Repurchase agreement with SBC
  Warburg, Ltd., dated 6/29/01,
  due 7/2/01 at 3.95%,
  collateralized by U.S.
  Treasury Notes with various
  maturities to 2026, market
  value $1,082,620 (Repurchase
  proceeds $1,064,350) (cost of
  $1,064,000)..................   1,064,000      1,064,000
                                               -----------
TOTAL INVESTMENTS
  (cost of $24,085,725) (c).................    22,277,276
OTHER ASSETS & LIABILITIES, NET--(1.0)%.....      (215,530)
                                               -----------
NET ASSETS--100.0%..........................   $22,061,746
                                               ===========

NOTES TO INVESTMENT PORTFOLIO:
(a)  Non-income producing.
(b) This security, or a portion thereof, with a total market value of $49,639, is being used to collateralize the futures contracts shown below.
(c) Cost for both financial statements and federal income tax purposes is the same.

ACRONYM             NAME
-------             ----
  ADR    American Depositary Receipt

Long futures contracts open on June 30, 2001:

                                                    UNREALIZED
                                     EXPIRATION    DEPRECIATION
TYPE                   CONTRACTS       MONTH        AT 6/30/01
----                   ----------    ----------    ------------
S&P 500 Emini             100        September       $ (4,415)
S&P 500                   500        September        (21,125)
                                                     --------
                                                     $(25,540)
                                                     ========

                       See Notes to Investment Portfolio.

--------------------------------------------------------------------------------
STATEMENT OF ASSETS & LIABILITIES
Liberty S&P 500 Index Fund, Variable Series / June 30, 2001 (Unaudited)
--------------------------------------------------------------------------------

ASSETS:
Investments, at value (cost of $24,085,725).................    $22,277,276
Cash........................................................            685
Receivable for:
  Investments sold..........................................          5,771
  Dividends.................................................         15,273
  Futures variation margin..................................          2,135
  Expense reimbursement due from Manager....................          3,372
Other assets................................................         36,462
                                                                -----------
         TOTAL ASSETS.......................................     22,340,974
                                                                -----------
LIABILITIES:
Payable for:
  Investments purchased.....................................        218,560
  Management fee............................................          7,037
  Bookkeeping fee...........................................          2,219
  Trustees' fee.............................................          1,235
  Custody fee...............................................            177
Other liabilities...........................................         50,000
                                                                -----------
         TOTAL LIABILITIES..................................        279,228
                                                                -----------
NET ASSETS..................................................    $22,061,746
                                                                ===========
COMPOSITION OF NET ASSETS:
Paid in capital.............................................    $23,968,684
Undistributed net investment income.........................         57,553
Accumulated net realized loss...............................       (130,502)
Net unrealized depreciation on:
  Investments...............................................     (1,808,449)
  Futures contracts.........................................        (25,540)
                                                                -----------
NET ASSETS..................................................    $22,061,746
                                                                ===========
NET ASSET VALUE PER SHARE--CLASS A ($88,310/8,374)..........         $10.55
                                                                ===========
NET ASSET VALUE PER SHARE--CLASS B
  ($21,973,436/2,083,957)...................................         $10.54
                                                                ===========

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
For the Six Months Ended June 30, 2001 (Unaudited)
--------------------------------------------------------------------------------

INVESTMENT INCOME:
  Dividend income...........................................    $    99,797
  Interest income...........................................         20,885
                                                                -----------
         Total Investment Income (net of foreign taxes
        withheld of $619)...................................        120,682
EXPENSES:
  Management fee............................................         33,633
  Distribution fee--Class B.................................         20,907
  Transfer Agent fee........................................          3,717
  Bookkeeping fee...........................................         13,315
  Trustees' fee.............................................          2,478
  Custody fee...............................................          1,062
  Audit fee.................................................          4,602
  Other expenses............................................          1,946
                                                                -----------
         Total Expenses.....................................         81,660
  Fees waived by Distributor--Class B.......................        (18,883)
                                                                -----------
         Net Expenses.......................................         62,777
                                                                -----------
Net Investment Income.......................................         57,905
                                                                -----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
  FUTURES CONTRACTS:
Net realized loss on:
  Investments...............................................        (69,395)
  Futures contracts.........................................        (32,800)
                                                                -----------
         Net realized loss..................................       (102,195)
                                                                -----------
Net change in unrealized appreciation/depreciation on:
  Investments...............................................     (1,074,126)
  Futures contracts.........................................         (6,415)
                                                                -----------
         Net change in unrealized
        appreciation/depreciation...........................     (1,080,541)
                                                                -----------
Net Loss....................................................     (1,182,736)
                                                                -----------
Decrease in Net Assets from Operations......................    $(1,124,831)
                                                                ===========

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
Liberty S&P 500 Index Fund, Variable Series
--------------------------------------------------------------------------------

                                                              (UNAUDITED)
                                                              SIX MONTHS         YEAR
                                                                 ENDED          ENDED
                                                               JUNE 30,      DECEMBER 31,
                                                                 2001          2000(a)
                                                              -----------    ------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income.......................................  $   57,905     $    42,580
Net realized loss on investments and futures contracts......    (102,195)        (28,307)
Net change in unrealized appreciation/depreciation on
  investments and futures contracts.........................  (1,080,541)       (753,448)
                                                              -----------    -----------
  Net Decrease from Operations..............................  (1,124,831)       (739,175)
                                                              -----------    -----------
DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income--Class A.........................          --            (336)
From net investment income--Class B.........................          --         (42,244)
In excess of net investment income--Class A.................          --            (123)
In excess of net investment income--Class B.................          --         (15,496)
                                                              -----------    -----------
  Total Distributions Declared to Shareholders..............          --         (58,199)
                                                              -----------    -----------
SHARE TRANSACTIONS:
Subscriptions--Class A......................................          --         100,000
Distributions reinvested--Class A...........................          --             459
                                                              -----------    -----------
  Net Increase--Class A.....................................          --         100,459
                                                              -----------    -----------
Subscriptions--Class B......................................  11,646,431      13,121,933
Distributions reinvested--Class B...........................          --          57,740
Redemptions--Class B........................................    (652,810)       (289,802)
                                                              -----------    -----------
  Net Increase--Class B.....................................  10,993,621      12,889,871
                                                              -----------    -----------
Net Increase from Share Transactions........................  10,993,621      12,990,330
                                                              -----------    -----------
Total Increase in Net Assets................................   9,868,790      12,192,956
NET ASSETS:
Beginning of period.........................................  12,192,956              --
                                                              -----------    -----------
End of period (including undistributed net investment income and overdistributed net investment income of $57,553 and
  $(352), respectively).....................................  $22,061,746    $12,192,956
                                                              ===========    ===========
CHANGES IN SHARES OF BENEFICIAL INTEREST:
Subscriptions--Class A......................................          --           8,334
Issued for distributions reinvested--Class A................          --              40
                                                              -----------    -----------
  Net Increase--Class A.....................................          --           8,374
                                                              -----------    -----------
Subscriptions--Class B......................................   1,077,065       1,088,352
Issued for distributions reinvested--Class B................          --           5,074
Redemptions--Class B........................................     (62,602)        (23,932)
                                                              -----------    -----------
  Net Increase--Class B.....................................   1,014,463       1,069,494
                                                              -----------    -----------
Net Increase in Shares of Beneficial Interest...............   1,014,463       1,077,868
                                                              -----------    -----------

(a) For the period from commencement of operations May 30, 2000 to December 31, 2000.

                       See Notes to Financial Statements.

                   NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

NOTE 1. ORGANIZATION AND ACCOUNTING POLICIES

  ORGANIZATION--Liberty S&P 500 Index Fund, Variable Series (the "Fund"), a series of Liberty Variable Investment Trust (the "Trust"), is a diversified portfolio of a Massachusetts business trust, registered under the Investment Company Act of 1940, as amended as an open-end management investment company. The Fund's investment goal seeks capital appreciation by matching the performance of a benchmark index that measures the investment returns of stocks of large U.S. companies. The Fund's capitalization consists of an unlimited number of shares of beneficial interest without par value that represent a separate series of the Trust. The Fund offers two classes of shares: Class A and Class B. Class B shares are subject to an annual distribution fee. Each share of the Fund represents an equal proportionate beneficial interest in the Fund and, when issued and outstanding, is fully paid and nonassessable. Shareholders would be entitled to share proportionally in the net assets of the Fund available for distribution to shareholders upon liquidation of the Fund. Shares of the Fund are available and are being marketed exclusively as a pooled funding vehicle for variable annuity contracts ("VA contracts") and Variable Life Insurance Policies ("VLI Policies") offered by separate accounts of the life insurance companies ("Participating Insurance Companies"). Certain Participating Insurance Companies are affiliated with the Investment Advisor and sub-advisers to the Fund ("Affiliated Participating Insurance Companies"). Such Affiliated Participating Insurance Companies are Keyport Life Insurance Company ("Keyport"), Keyport Benefit Life Insurance Company ("Keyport Benefit"), Independence Life & Annuity Company ("Independence") and Liberty Life Assurance Company of Boston ("Liberty Life"). The Participating Insurance Companies and their separate accounts own all the shares of the Fund. Liberty Advisory Services Corp. (the "Manager") ("LASC"), provides investment management and advisory services to the Fund pursuant to its Management Agreement with the Fund. Colonial Management Associates, Inc. ("Colonial") provides sub-advisory services. LASC has delegated various administrative matters to Colonial. Colonial also provides pricing and bookkeeping services to the Fund. Liberty Funds Distributors, Inc. ("LFD") serves as the principal underwriter of the Fund. The Manager, Colonial, LFD, Keyport, Keyport Benefit and Independence are wholly-owned indirect subsidiaries of Liberty Financial Companies, Inc. ("LFC"). As of June 30, 2001, Liberty Mutual Insurance Companies ("Liberty Mutual") owned approximately 70.46% of the outstanding voting shares of LFC. Liberty Life is a subsidiary of Liberty Mutual.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

  SECURITY VALUATION AND TRANSACTIONS--Equity securities generally are valued at the last sale price or, in the case of unlisted or listed securities for which there were no sales during the day, at current quoted bid prices.

Short-term obligations with a maturity of 60 days or less are valued at amortized cost.

Portfolio positions for which market quotations are not readily available are valued at fair value under procedures approved by the Trustees.

Security transactions are accounted for on the date the securities are purchased, sold or mature.

Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

  DETERMINATION OF CLASS NET ASSET VALUES AND FINANCIAL HIGHLIGHTS--All income, expenses (other than the Class B distribution fee), and realized and unrealized gains (losses) are allocated to each class proportionately on a daily basis for purposes of determining the net asset value of each class.

The per share data was calculated using average shares outstanding during the period. In addition, Class B net investment income per share data and ratios reflect the distribution fee applicable to Class B shares only.

  FEDERAL INCOME TAXES--Consistent with the Fund's policy to qualify as a regulated investment company and to distribute all of its taxable income, no federal income tax has been accrued.

  DISTRIBUTIONS TO SHAREHOLDERS--The Fund intends to distribute as income dividends or capital gains distributions, at least annually, substantially all of its net investment income and net profits realized from the sale of investments. All dividends and distributions are reinvested in additional shares of the Fund at net asset value as of the record date of the distribution. Income and capital gain distributions are determined in accordance with federal income tax regulations.

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the

Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

  OTHER--Interest income is recorded on the accrual basis. Corporate actions and dividend income are recorded on the ex-date.

The Fund's custodian takes possession through the federal book-entry system of securities collateralizing repurchase agreements. Collateral is marked-to-market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund. The Fund may experience costs and delays in liquidating the collateral if the issuer defaults or enters bankruptcy.

NOTE 2. FEES AND COMPENSATION PAID TO AFFILIATES

  MANAGEMENT AND SUB-ADVISORY FEES--The Manager receives a monthly fee equal to 0.40% annually of the Fund's average daily net assets. The Manager, out of the management fee it receives, pays Colonial a monthly sub-advisory fee equal to 0.20% annually of the Fund's average daily net assets.

  BOOKKEEPING FEE--Colonial provides bookkeeping and pricing services for $27,000 per year plus 0.040% of the Fund's average net assets over $50 million.

  TRANSFER AGENT FEE--Liberty Funds Services, Inc. (the "Transfer Agent"), an affiliate of the Manager, provides shareholder services for an annual rate of $7,500.

  DISTRIBUTION FEE--The Fund has adopted a 12b-1 plan which requires it to pay LFD a monthly distribution fee totaling 0.25%, annually on Class B net assets as of the 20th of each month.

  EXPENSE LIMITS--The Manager and LFD have voluntarily agreed to reimburse all expenses, including management fees and distribution fees, but excluding interest, taxes, brokerage and extraordinary expenses incurred by the Fund in excess of 0.75% of average daily net assets annually. LFD will first reimburse the Class B distribution fee up to 0.25% annually to reach the 0.75% on Class B expenses. If additional reimbursement is needed to meet the limit for each Class, the Manager will then reimburse other expenses to the extent necessary. If additional reimbursement is still needed to reach the expense limit, the Manager will then waive a portion of its management fee to reach the expense limit. This arrangement may be terminated or modified by the Manager or LFD at any time.

  OTHER--The Fund pays no compensation to its officers, all of whom are employees of Colonial.

The Fund's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

NOTE 3. PORTFOLIO INFORMATION

  INVESTMENT ACTIVITY--During the six months ended June 30, 2001, purchases and sales of investments, other than short term obligations, were $11,439,150 and $528,182, respectively.

Unrealized appreciation (depreciation) at June 30, 2001, based on cost of investments for financial statement and federal income tax purposes was:

Gross unrealized appreciation  $ 1,291,953
Gross unrealized depreciation   (3,100,402)
                               -----------
  Net unrealized depreciation  $(1,808,449)
                               ===========

  CAPITAL LOSS CARRYFORWARDS--At December 31, 2000, capital loss carryforwards (to the extent provided in regulations) to offset future realized gains were approximately as follows:

 YEAR OF     CAPITAL LOSS
EXPIRATION   CARRYFORWARD
----------   ------------
   2008        $19,000

  OTHER--The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

  The Fund may purchase or sell futures contracts. The Fund will use these instruments to hedge against the effects of changes in the portfolio securities due to market conditions and not for trading purposes. The use of future contracts involves certain risks which include (1) imperfect correlation between the price movement of the instruments and the underlying securities, (2) inability to closeout a position due to different trading hours, or the absence of a liquid market for either the instrument or the underlying securities or (3) an inaccurate prediction by the Advisor of the future direction of the market or stock price or interest rate trends. Any of these risks may involve amounts exceeding the variation margin recorded in the Fund's Statement of Assets and Liabilities at any given time.

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
Liberty S&P 500 Index Fund, Variable Series--Class B Shares
--------------------------------------------------------------------------------

                                                              (UNAUDITED)
                                                               SIX MONTHS        PERIOD
                                                                 ENDED           ENDED
                                                                JUNE 30,      DECEMBER 31,
                                                                  2001          2000(a)
                                                              ------------    ------------
NET ASSET VALUE, BEGINNING OF PERIOD........................    $ 11.31         $ 12.00
                                                                -------         -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (b)...................................       0.04            0.07
Net realized and unrealized loss on investments.............      (0.81)          (0.70)
                                                                -------         -------
     Total from Investment Operations.......................      (0.77)          (0.63)
                                                                -------         -------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income..................................         --           (0.04)
In excess of net investment income..........................         --           (0.02)
                                                                -------         -------
     Total Distributions Declared to Shareholders...........         --           (0.06)
                                                                -------         -------
NET ASSET VALUE, END OF PERIOD..............................    $ 10.54         $ 11.31
                                                                =======         =======
Total return (c)(d)(e)(f)...................................      (6.81)%         (5.29)%
RATIOS TO AVERAGE NET ASSETS:
Expenses (g)(h).............................................       0.75%           0.75%
Net investment income (g)(h)................................       0.69%           0.89%
Waiver/reimbursement (h)....................................       0.23%           0.61%
Portfolio turnover rate (f).................................          3%              2%
Net assets, end of period (000's)...........................    $21,973         $12,098

(a) For the period from commencement of operations May 30, 2000 to December 31, 2000.
(b) Per share data was calculated using average shares outstanding during the period.
(c) Total return at net asset value assuming all distributions reinvested.
(d) Had the Distributor and the Manager not waived or reimbursed a portion of expenses, total return would have been reduced.
(e) Total return figure does not include any insurance company charges associated with a variable annuity. If included, total return would be reduced.
(f) Not annualized.
(g) The benefits derived from custody credits and directed brokerage arrangements had no impact.
(h) Annualized.

--------------------------------------------------------------------------------
PORTFOLIO MANAGERS' DISCUSSION
Liberty Select Value Fund, Variable Series / June 30, 2001
--------------------------------------------------------------------------------

   Liberty Select Value Fund, Variable Series seeks long-term growth.

   Daniel K. Cantor and Jeffrey C. Kinzel are co-managers of the fund. Mr. Cantor and Mr. Kinzel are senior vice presidents of Colonial Management Associates, Inc.

     The overall leadership of value stocks contributed to the fund's strong performance this period. During the six-month period that ended June 30, 2001, the fund outperformed its benchmark, the S&P MidCap 400 Index. The fund's focus is on value stocks. The S&P MidCap 400 Index comprises both value and growth stocks.

A PERIOD OF TRANSITION
Since assuming responsibility for managing the fund in the latter half of 2000, we have been in the process of reshaping the portfolio, consistent with a focus on mid-capitalization, value-oriented securities. During this transitional period, we focused on reducing the number of names within the portfolio and on implementing our investment process. We use a bottom-up, research-driven approach to identify good companies trading at compelling prices. We seek to invest in companies with excellent management; that are in good, relatively stable businesses; that have sustainable competitive advantages; that generate strong free cash flow; and that are attractively valued. We believe a security is attractively valued if it trades below its intrinsic value, as determined by such measures as price/earnings ratio, price/cash flow and private market valuation.

A TRADITIONAL VALUE PROCESS
In adjusting the portfolio, we chose investments for the fund based on our assessment of individual company prospects instead of how a particular industry might fare. Of utmost importance to our selection approach is whether a stock is selling at an attractive valuation. For example, during this period, we established a position in Suiza Foods (1.0% of net assets). Suiza Foods is the leading US manufacturer and distributor of fresh milk and other dairy products. The company is not flamboyant but generally stable, with an historical earnings growth rate of 10-12% a year, solid, shareholder-oriented management and substantial free cash flow. Furthermore, we believe its proposed acquisition of Dean Foods represents an excellent strategic and geographic fit that could further propel earnings in the future.

     Other companies in which we established positions during this period include electronics company Amphenol (0.5% of net assets), Comcast in the cable/media industry (1.1% of net assets), the temporary-employment company Manpower Inc. (0.8% of net assets), Mattel (0.6% of net assets) and computer peripherals firm Zebra Technologies (0.5% of net assets). All met our fundamental and valuation criteria.

     During this reporting period we sold some of the fund's technology and telecommunications holdings. Among the names that we eliminated from the portfolio because they didn't pass our fundamental or value scrutiny were semiconductor equipment manufacturer Axcelis Technologies, biotech firm Biogen, credit service company Metris and electric utility Calpine.

FOCUS ON COMPANIES
We don't put weight in forecasting the future direction of the market or the economy because we believe trying to do so with accuracy and consistency is virtually impossible. Such concerns do not color our judgment when selecting investments for the fund. Our focus is on company-specific issues. Through this lens we look back at the six months as a period of significant change in the market. Sentiment switched to caution, as rampant speculation in technology stocks continued to fade, sending many investors scurrying for safety. While the past year has certainly been difficult in the long run we believe this retrenchment was a healthy development for the stock market, especially for bottom-up stock pickers like ourselves. We believe these are the sort of conditions that can reward managers who do their homework, focusing on fundamentals and valuation.

                       ---------------------------------

An investment in the fund offers significant, long-term growth potential, but it also involves certain risks. The fund may be affected by stock market fluctuations that occur in response to economic and business developments. The value and returns earned on an investment in the fund may also be affected by stock market fluctuations. Mid-cap stocks can present special risks including greater price volatility than stocks of larger, more established companies.

Holdings are disclosed as a percentage of net assets as of June 30, 2001, and are subject to change.

--------------------------------------------------------------------------------
FUND PERFORMANCE
Liberty Select Value Fund, Variable Series / June 30, 2001
--------------------------------------------------------------------------------

                                                             CLASS B
-----------------------------------------------------------------------
Inception date                                              5/30/00
Net asset value per share as of 12/31/00 ($)                   13.24
Net asset value per share as of 6/30/01 ($)                    14.10
-----------------------------------------------------------------------

            AVERAGE ANNUAL TOTAL RETURN AS OF JUNE 30, 2001 (%)
---------------------------------------------------------------------------
                                      6-MONTH                      LIFE OF
                                    (CUMULATIVE)      1-YEAR        FUND
Class B                                  6.50          17.83        16.99
S&P Midcap 400 Index                     0.97           8.87         9.63(1)
---------------------------------------------------------------------------

                    CHANGE IN VALUE OF A $10,000 INVESTMENT
                   CLASS B SHARES VS. S&P MIDCAP 400 INDEX(1)

                             5/30/2000 - 6/30/2001

                                                                       CLASS B SHARES                     S&P 400 INDEX
                                                                       --------------                     -------------
                                                                          10000.00                           10000.00
6/00                                                                      10066.40                           10147.00
                                                                          10333.10                           10307.30
                                                                          11183.60                           11458.70
9/00                                                                      10983.40                           11380.70
                                                                          11033.90                           10994.90
                                                                          10309.00                           10164.80
12/00                                                                     11138.80                           10942.40
                                                                          11551.00                           11186.40
                                                                          11205.60                           10547.70
3/01                                                                      10961.30                            9763.99
                                                                          11769.20                           10841.00
                                                                          12097.50                           11093.60
6/01                                                                      11861.00                           11049.20

PAST PERFORMANCE CANNOT PREDICT FUTURE INVESTMENT RESULTS. SHARE PRICE AND INVESTMENT RETURN WILL VARY, SO YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. Total return performance includes changes in share price and reinvestment of all distributions. The S&P (Standard & Poor's) Midcap 400 Index is an unmanaged index that tracks the performance of middle-capitalization US stocks. Indexes are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index.

MUTUAL FUND PERFORMANCE CHANGES OVER TIME. CURRENT RETURNS FOR THE FUND MAY BE DIFFERENT THAN THAT SHOWN.

Performance numbers reflect all fund expenses, but do not include any insurance charges imposed by your insurance company's separate accounts. If performance included the effect of these additional charges, it would be lower.

(1) Index performance is from May 31, 2000.

--------------------------------------------------------------------------------
INVESTMENT PORTFOLIO
Liberty Select Value Fund, Variable Series / June 30, 2001 (Unaudited)
--------------------------------------------------------------------------------

                                   SHARES         VALUE
                                ------------   ------------
COMMON STOCKS--87.9%
AUTOMOBILES & COMPONENTS--6.1%
AUTO PARTS & EQUIPMENT--5.7%
Delphi Automotive Systems
  Corp. .......................     3,900       $   62,127
Gentex Corp. (a)...............     7,400          206,238
Johnson Controls, Inc. ........     2,100          152,187
Lear Corp. (a).................     2,100           73,290
                                                ----------
                                                   493,842
                                                ----------
MOTORCYCLE MANUFACTURERS--0.4%
Harley-Davidson, Inc. .........       700           32,956
                                                ----------
CAPITAL GOODS--4.9%
AEROSPACE & DEFENSE--1.2%
Lockheed Martin Corp. .........     2,600           96,330
Northrop Grumman Corp. ........       100            8,010
                                                ----------
                                                   104,340
                                                ----------
CONSTRUCTION & FARM MACHINERY--0.5%
Navistar International Corp.
  (a)..........................     1,400           39,382
                                                ----------
ELECTRICAL COMPONENTS & EQUIPMENT--1.6%
Littlefuse, Inc. ..............     4,900          131,271
Vishay Intertechnology, Inc.
  (a)..........................       450           10,350
                                                ----------
                                                   141,621
                                                ----------
INDUSTRIAL MACHINERY--1.6%
Dover Corp. ...................     2,100           79,065
Eaton Corp. ...................       100            7,010
Ingersoll Rand Co. ............     1,400           57,680
                                                ----------
                                                   143,755
                                                ----------
CHEMICALS--2.4%
COMMODITY CHEMICALS--0.5%
Lyondell Petrochemical Co. ....     3,000           46,140
                                                ----------
DIVERSIFIED CHEMICALS--0.5%
Engelhard Corp. ...............     1,100           28,369
FMC Corp. .....................       200           13,712
                                                ----------
                                                    42,081
                                                ----------
SPECIALTY CHEMICALS--1.4%
Lubrizol Corp. ................     1,300           40,365
PPG Industries, Inc. ..........     1,600           84,112
                                                ----------
                                                   124,477
                                                ----------
CONSUMER DURABLES & APPAREL--1.0%
LEISURE PRODUCTS--1.0%
Brunswick Corp. ...............     1,300           31,239
Mattel, Inc. ..................     2,800           52,976
                                                ----------
                                                    84,215
                                                ----------
COMMERCIAL SERVICES & SUPPLIES--7.2%
COMMERCIAL PRINTING--0.5%
Valassis Communications, Inc.
  (a)..........................     1,300           46,540
                                                ----------
DATA PROCESSING SERVICES--1.3%
DST Systems, Inc. .............     1,400           73,780
Paychex, Inc. .................       900           36,000
                                                ----------
                                                   109,780
                                                ----------

                                   SHARES         VALUE
                                ------------   ------------
DIVERSIFIED COMMERCIAL SERVICES--4.6%
Cendant Corp. (a)..............    11,900       $  232,050
Convergys Corp. (a)............       500           15,125
Ecolab, Inc. ..................     2,900          118,813
IMS Health, Inc. ..............     1,300           37,050
                                                ----------
                                                   403,038
                                                ----------
EMPLOYMENT SERVICES--0.8%
Manpower, Inc. ................     2,300           68,770
                                                ----------
ENERGY--6.9%
INTEGRATED OIL & GAS--2.7%
Amerada Hess Corp. ............     2,500          202,000
Occidental Petroleum Corp. ....     1,400           37,226
                                                ----------
                                                   239,226
                                                ----------
OIL & GAS DRILLING--1.9%
Diamond Offshore Drilling,
  Inc. ........................     1,500           49,575
Noble Drilling Corp. (a).......     1,400           45,850
Transocean Sedco Forex,
  Inc. ........................     1,650           68,063
                                                ----------
                                                   163,488
                                                ----------
OIL & GAS EQUIPMENT & SERVICES--1.0%
BJ Services Co. (a)............       500           14,190
Petroleum Geo-Services ADR
  (a)..........................     2,500           25,275
Weatherford International, Inc.
  (a)..........................       900           43,200
                                                ----------
                                                    82,665
                                                ----------
OIL & GAS EXPLORATION & PRODUCTION--0.4%
XTO Energy, Inc. ..............     2,700           38,745
                                                ----------
OIL & GAS REFINING & MARKETING--0.9%
Tosco Corp. ...................     1,500           66,075
Ultramar Diamond Shamrock
  Corp. .......................       200            9,450
                                                ----------
                                                    75,525
                                                ----------
FINANCIALS--14.3%
BANKS--8.5%
BancWest Corp. ................     1,500           51,600
Banknorth Group, Inc. .........     1,500           33,975
City National Corp. ...........     3,500          155,015
Cullen/Frost Bankers, Inc. ....     1,300           44,005
Golden State Bancorp., Inc. ...     2,500           77,000
Golden West Financial Corp. ...     1,600          102,784
Greenpoint Financial Corp. ....     2,500           96,000
North Fork Bancorporation,
  Inc. ........................     3,300          102,300
U.S. Bancorp...................     3,600           82,044
                                                ----------
                                                   744,723
                                                ----------
CONSUMER FINANCE--0.1%
Capital One Financial Corp. ...       200           12,000
                                                ----------

                       See Notes to Investment Portfolio.

--------------------------------------------------------------------------------
INVESTMENT PORTFOLIO (CONTINUED)
Liberty Select Value Fund, Variable Series / June 30, 2001 (Unaudited)
--------------------------------------------------------------------------------

                                   SHARES         VALUE
                                ------------   ------------
DIVERSIFIED FINANCIAL SERVICES--5.7%
A.G. Edwards, Inc. ............       200       $    9,000
Ambac Financial Group, Inc. ...     1,450           84,390
Bear Stearns Cos, Inc. ........     1,300           76,661
J.P. Morgan Chase & Co. .......     1,600           71,360
Lehman Brothers Holdings,
  Inc. ........................       900           69,975
Moody's Corp. .................       300           10,050
Stilwell Financial, Inc. ......     5,300          177,868
                                                ----------
                                                   499,304
                                                ----------
FOOD, BEVERAGES & TOBACCO--2.7%
PACKAGED FOODS--2.0%
Hormel Foods Corp. ............     1,300           31,642
McCormick & Co. ...............     1,300           54,626
Suiza Foods Corp. .............     1,600           84,960
                                                ----------
                                                   171,228
                                                ----------
SOFT DRINKS--0.7%
The Pepsi Bottling Group,
  Inc. ........................     1,500           60,150
                                                ----------
HEALTH CARE EQUIPMENT & SERVICES--2.3%
HEALTH CARE DISTRIBUTORS SERVICE--0.3%
Patterson Dental Co. ..........       900           27,000
                                                ----------
HEALTH CARE EQUIPMENT--0.1%
Bard (C.R.), Inc. .............       100            5,695
                                                ----------
MANAGED HEALTH CARE--1.9%
First Health Group Corp. ......     2,600           62,712
United Healthcare Corp. .......     1,300           80,275
Wellpoint Health Networks,
  Inc. ........................       200           18,848
                                                ----------
                                                   161,835
                                                ----------
HOTELS, RESTAURANTS & LEISURE--1.7%
CASINOS & GAMING--0.9%
Harrah's Entertainment,
  Inc. ........................     1,400           49,420
Park Place Entertainment Corp.
  (a)..........................     2,300           27,830
                                                ----------
                                                    77,250
                                                ----------
RESTAURANTS--0.8%
Brinker International, Inc. ...     2,700           69,795
                                                ----------
HOUSEHOLD & PERSONAL PRODUCTS--1.6%
PERSONAL PRODUCTS--1.6%
Avon Products, Inc. ...........     3,000          138,840
                                                ----------
INSURANCE--3.8%
LIFE & HEALTH INSURANCE--0.7%
Nationwide Financial Services,
  Inc. Class A.................     1,400           61,110
                                                ----------
MULTI-LINE INSURANCE--0.6%
Allmerica Financial Corp. .....       200           11,500
Loews Corp. ...................       700           45,101
                                                ----------
                                                    56,601
                                                ----------

                                   SHARES         VALUE
                                ------------   ------------
PROPERTY & CASUALTY INSURANCE--2.5%
MGIC Investment Corp. .........       200       $   14,528
Premark International
  Incorporated.................       900           64,494
Radian Group, Inc. ............     1,800           72,810
St. Paul Companies, Inc. ......     1,300           65,897
                                                ----------
                                                   217,729
                                                ----------
MEDIA--1.8%
ADVERTISING--0.6%
Interpublic Group of Cos.,
  Inc. ........................     1,500           44,025
Omnicom Group, Inc. ...........       100            8,600
                                                ----------
                                                    52,625
                                                ----------
BROADCASTING & CABLE--1.2%
Comcast Corp. Special Class
  A............................     2,300           99,820
Univision Communications, Inc.
  Class A (a)..................       200            8,556
                                                ----------
                                                   108,376
                                                ----------
METALS & MINING--0.5%
DIVERSIFIED METALS & MINING--0.4%
Inco Ltd. .....................     2,100           36,246
                                                ----------
STEEL--0.1%
Nucor Corp. ...................       200            9,778
                                                ----------
PAPER & FOREST PRODUCTS--2.4%
PAPER PRODUCTS--2.4%
Boise Cascade Corp. ...........       900           31,653
Georgia Pacific Corp. .........     4,400          148,940
Westvaco Corp. ................     1,300           31,577
                                                ----------
                                                   212,170
                                                ----------
PHARMACEUTICALS & BIOTECHNOLOGY--1.4%
BIOTECHNOLOGY--0.1%
Chiron Corp. ..................       200           10,200
                                                ----------
PHARMACEUTICALS--1.3%
IVAX Corp. ....................     1,875           73,125
Mylan Laboratories, Inc. ......       800           22,504
Watson Pharmaceuticals,
  Inc. ........................       200           12,328
                                                ----------
                                                   107,957
                                                ----------
RETAILING--3.6%
APPAREL RETAIL--1.5%
TJX Companies, Inc. ...........     4,200          133,854
                                                ----------
COMPUTER & ELECTRONICS RETAIL--0.1%
Best Buy Co., Inc. (a).........       200           12,704
                                                ----------
DEPARTMENT STORES--1.3%
Federated Department Stores,
  Inc. (a).....................     2,500          106,250
                                                ----------
GENERAL MERCHANDISE STORES--0.7%
BJ's Wholesale Club, Inc.
  (a)..........................       800           42,608
Ross Stores, Inc. .............       600           14,370
                                                ----------
                                                    56,978
                                                ----------

                       See Notes to Investment Portfolio.

--------------------------------------------------------------------------------
INVESTMENT PORTFOLIO (CONTINUED)
Liberty Select Value Fund, Variable Series / June 30, 2001 (Unaudited)
--------------------------------------------------------------------------------

                                   SHARES         VALUE
                                ------------   ------------
SOFTWARE & SERVICES--2.1%
APPLICATIONS SOFTWARE--0.1%
Intuit, Inc. (a)...............       200       $    7,998
                                                ----------
INFORMATION TECHNOLOGY
  CONSULTING & SERVICES--1.8%
Affiliated Computer Services,
  Inc. Class A (a).............     2,100          151,011
Unisys Corp. (a)...............       500            7,355
                                                ----------
                                                   158,366
                                                ----------
SYSTEMS SOFTWARE--0.2%
Adobe Systems, Inc. ...........       200            9,400
Symantec Corp. (a).............       200            8,738
                                                ----------
                                                    18,138
                                                ----------
TECHNOLOGY HARDWARE & EQUIPMENT--6.0%
COMPUTER HARDWARE--1.0%
Apple Computer, Inc. ..........       400            9,300
Compaq Computer Corp. .........     5,300           82,097
                                                ----------
                                                    91,397
                                                ----------
ELECTRONIC EQUIPMENT & INSTRUMENTS--1.9%
Amphenol Corp. ................     1,000           40,050
Arrow Electronics, Inc. (a)....       100            2,429
Millipore Corp. ...............     1,800          111,564
Sanmina Corp. (a)..............       400            9,364
Waters Corp. (a)...............       200            5,522
                                                ----------
                                                   168,929
                                                ----------
OFFICE ELECTRONICS--0.6%
Zebra Technologies Corp., Class
  A............................       900           44,208
                                                ----------
SEMICONDUCTOR EQUIPMENT--0.3%
Novellus Systems, Inc. (a).....       300           17,037
Teradyne, Inc. (a).............       200            6,620
                                                ----------
                                                    23,657
                                                ----------
SEMICONDUCTORS--0.3%
Analog Devices, Inc. (a).......       100            4,325
Applied Micro Circuits Corp.
  (a)..........................       200            3,440
Atmel Corp. (a)................       500            6,745
Linear Technology Corp. .......       200            8,844
Vitesse Semiconductor Corp.
  (a)..........................       200            4,208
                                                ----------
                                                    27,562
                                                ----------
TELECOMMUNICATIONS EQUIPMENT--1.9%
Andrew Corp. ..................     8,500          156,825
Comverse Technology, Inc. .....       200           11,524
                                                ----------
                                                   168,349
                                                ----------

                                   SHARES         VALUE
                                ------------   ------------
TELECOMMUNICATION SERVICES--2.9%
INTEGRATED TELECOMMUNICATION SERVICES--0.2%
CenturyTel, Inc. ..............       500       $   15,150
                                                ----------
WIRELESS TELECOMMUNICATION SERVICES--2.7%
Telephone and Data Systems,
  Inc. ........................     2,200          239,250
                                                ----------
TRANSPORTATION--5.6%
AIR FREIGHT & COURIERS--0.4%
CNF Transportation, Inc........     1,300           36,725
                                                ----------
AIRLINES--4.6%
AMR Corp. (a)..................     4,800          173,424
Continental Airlines, Inc.
  Class B (a)..................     4,400          216,700
Delta Air Lines, Inc. .........       300           13,224
                                                ----------
                                                   403,348
                                                ----------
RAILROADS--0.6%
Canadian Pacific, Ltd. ........     1,300           50,375
                                                ----------
UTILITIES--6.7%
ELECTRIC UTILITIES--5.0%
Allegheny Energy, Inc. ........     1,400           67,550
Conectiv, Inc. ................     1,200           25,920
Entergy Corp. .................     1,500           57,585
Exelon Corp. ..................       650           41,678
GPU, Inc. .....................     1,300           45,695
PP&L Resources, Inc. ..........     1,500           82,500
Progress Energy, Inc.
  Contingent Value Obligations
  (a)..........................       300              147
Public Service Enterprise
  Group, Inc. .................       200            9,780
Puget Sound Energy, Inc. ......       300            7,860
Reliant Energy, Inc. ..........     1,300           41,873
TXU Corp. .....................     1,300           62,647
                                                ----------
                                                   443,235
                                                ----------
GAS UTILITIES--0.8%
El Paso Energy Corp. ..........     1,100           57,794
Peoples Energy Corp. ..........       200            8,040
                                                ----------
                                                    65,834
                                                ----------
MULTI-UTILITIES--0.9%
Utilicorp United, Inc. ........     2,500           76,775
                                                ----------
TOTAL COMMON STOCKS
  (cost of $7,111,916)......................     7,670,280
                                                ----------

                       See Notes to Investment Portfolio.

--------------------------------------------------------------------------------
INVESTMENT PORTFOLIO (CONTINUED)
Liberty Select Value Fund, Variable Series / June 30, 2001 (Unaudited)
--------------------------------------------------------------------------------

                                    PAR           VALUE
                                ------------   ------------
SHORT TERM OBLIGATION--11.6%
Repurchase agreement with SBC
  Warburg, Ltd., dated 6/29/01,
  due 7/2/01 at 3.95%,
  collateralized by U.S.
  Treasury Notes with various
  maturities to 2026, market
  value $1,028,693 (Repurchase
  proceeds $1,011,333).........  $1,011,000    $ 1,011,000
                                               -----------
TOTAL INVESTMENTS   (cost of $8,122,916)
  (b).......................................     8,681,280
OTHER ASSETS & LIABILITIES, NET--0.5%.......        44,012
                                               -----------
NET ASSETS--100.0%..........................   $ 8,725,292
                                               ===========

NOTES TO INVESTMENT PORTFOLIO:

(a) Non-income producing.
(b) Cost for both financial statement and federal income tax purposes is the same.

ACRONYM             NAME
-------             ----
  ADR    American Depositary Receipt

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
STATEMENT OF ASSETS & LIABILITIES
Liberty Select Value Fund, Variable Series / June 30, 2001 (Unaudited)
--------------------------------------------------------------------------------

ASSETS:
Investments, at value (cost of $7,111,916)..................    $7,670,280
Short-term obligations......................................     1,011,000
Cash........................................................           137
Receivables for:
  Interest..................................................           222
  Investments sold..........................................        26,539
  Dividends.................................................         4,603
  Expense reimbursement due from Manager....................         3,566
  Deferred Trustees' compensation plan......................           254
Other assets................................................        16,587
                                                                ----------
         TOTAL ASSETS.......................................     8,733,188
LIABILITIES:
Payable for:
  Management fee............................................         4,675
  Bookkeeping fee...........................................         2,219
  Trustees' fee.............................................           500
  Deferred Trustees' fee....................................           254
  Custody fee...............................................           248
                                                                ----------
         TOTAL LIABILITIES..................................         7,896
                                                                ----------
NET ASSETS..................................................    $8,725,292
                                                                ==========
COMPOSITION OF NET ASSETS:
Paid in capital.............................................    $8,121,770
Undistributed net investment income.........................        12,676
Accumulated net realized gain...............................        32,482
Net unrealized appreciation on investments..................       558,364
                                                                ----------
NET ASSETS..................................................    $8,725,292
                                                                ==========
NET ASSET VALUE PER SHARE--CLASS A ($118,679/8,412).........        $14.11
                                                                ==========
NET ASSET VALUE PER SHARE--CLASS B ($8,606,613/610,317).....        $14.10
                                                                ==========

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
For the Six Months Ended June 30, 2001 (Unaudited)
--------------------------------------------------------------------------------


INVESTMENT INCOME:
  Dividend income...........................................  $ 26,950
  Interest income...........................................    17,166
                                                              --------
    Total Investment Income.................................    44,116
EXPENSES:
  Management fee............................................    19,698
  Distribution fee--Class B.................................     6,893
  Transfer agent fee........................................     2,250
  Bookkeeping fee...........................................    13,352
  Audit fees................................................     1,500
  Trustees' fee.............................................     1,250
  Custody fee...............................................       980
  Other expenses............................................     1,099
                                                              --------
    Total Expenses..........................................    47,022
  Fees and expenses waived or reimbursed by Manager.........    (9,029)
  Fees waived by Distributor--Class B.......................    (6,893)
                                                              --------
    Net Expenses............................................    31,100
                                                              --------
Net Investment Income.......................................    13,016
                                                              --------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain on investments............................    77,168
Net change in unrealized appreciation/depreciation on
  investments...............................................   259,668
                                                              --------
Net Gain....................................................   336,836
                                                              --------
Increase in Net Assets from Operations......................  $349,852
                                                              ========

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
Liberty Select Value Fund, Variable Series
--------------------------------------------------------------------------------

                                                                (UNAUDITED)
                                                                SIX MONTHS        PERIOD
                                                                   ENDED          ENDED
                                                                 JUNE 30,      DECEMBER 31,
INCREASE (DECREASE) IN NET ASSETS:                                 2001          2000(a)
----------------------------------                              -----------    ------------
OPERATIONS:
Net investment income.......................................    $   13,016      $   18,260
Net realized gain (loss) on investments.....................        77,168         (44,263)
Net change in unrealized appreciation/depreciation on
  investments...............................................       259,668         298,696
                                                                ----------      ----------
    Net Increase from Operations............................       349,852         272,693
                                                                ----------      ----------
DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income--Class A.........................            --            (526)
From net investment income--Class B.........................            --         (17,733)
In excess of net investment income--Class A.................            --             (45)
In excess of net investment income--Class B.................            --          (1,522)
From net realized gains--Class A............................            --             (12)
From net realized gains--Class B............................            --            (411)
Return of capital--Class A..................................            --            (458)
Return of capital--Class B..................................            --         (15,421)
                                                                ----------      ----------
    Total Distributions Declared to Shareholders............            --         (36,128)
                                                                ----------      ----------
SHARE TRANSACTIONS:
Subscriptions--Class A......................................            --         100,000
Distributions reinvested--Class A...........................            --           1,041
                                                                ----------      ----------
    Net Increase--Class A...................................            --         101,041
                                                                ----------      ----------
Subscriptions--Class B......................................     4,650,066       3,515,835
Distributions reinvested--Class B...........................            --          35,087
Redemptions--Class B........................................      (148,069)        (15,085)
                                                                ----------      ----------
    Net Increase--Class B...................................     4,501,997       3,535,837
                                                                ----------      ----------
Net Increase from Share Transactions........................     4,501,997       3,636,878
                                                                ----------      ----------
Total Increase in Net Assets................................     4,851,849       3,873,443
NET ASSETS:
Beginning of period.........................................     3,873,443              --
                                                                ----------      ----------
End of period (including undistributed net investment income and overdistributed net investment income of $12,676 and
  ($340), respectively).....................................    $8,725,292      $3,873,443
                                                                ==========      ==========
CHANGES IN SHARES OF BENEFICIAL INTEREST:
Subscriptions--Class A......................................            --           8,333
Issued for distributions reinvested--Class A................            --              79
                                                                ----------      ----------
Net Increase--Class A.......................................            --           8,412
                                                                ----------      ----------
Subscriptions--Class B......................................       337,586         282,649
Issued for distributions reinvested--Class B................            --           2,656
Redemptions--Class B........................................       (11,403)         (1,171)
                                                                ----------      ----------
  Net Increase--Class B.....................................       326,183         284,134
                                                                ----------      ----------
Net Increase in Shares of Beneficial Interest...............       326,183         292,546
                                                                ----------      ----------

(a) For the period from commencement of operations May 30, 2000 to December 31, 2000.

                       See Notes to Financial Statements.

                   NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

NOTE 1. ORGANIZATION AND ACCOUNTING POLICIES

  ORGANIZATION--Liberty Select Value Fund, Variable Series (the "Fund"), a series of Liberty Variable Investment Trust, is a diversified portfolio of a Massachusetts business trust, registered under the Investment Company Act of 1940, as amended as an open-end management investment company. The Fund's investment goal is to seek long term growth. The Fund's capitalization consists of an unlimited number of shares of beneficial interest without par value that represent a separate series of the Trust. The Fund offers two classes of shares:
Class A and Class B. Class B shares are subject to an annual distribution fee. Each share of the Fund represents an equal proportionate beneficial interest in the Fund and, when issued and outstanding, is fully paid and nonassessable. Shareholders would be entitled to share proportionally in the net assets of the Fund available for distribution to shareholders upon liquidation of the Fund. Shares of the Fund are available and are being marketed exclusively as a pooled funding vehicle for variable annuity contracts ("VA contracts") and Variable Life Insurance Policies ("VLI Policies") offered by separate accounts of the life insurance companies ("Participating Insurance Companies"). Certain Participating Insurance Companies are affiliated with the Investment Advisor and sub-advisers to the Fund ("Affiliated Participating Insurance Companies"). Such Affiliated Participating Insurance Companies are Keyport Life Insurance Company ("Keyport"), Keyport Benefit Life Insurance Company ("Keyport Benefit"), Independence Life & Annuity Company ("Independence") and Liberty Life Assurance Company of Boston ("Liberty Life"). The Participating Insurance Companies and their separate accounts own all the shares of the Fund. Liberty Advisory Services Corp. (the "Manager") ("LASC"), provides investment management and advisory services to the Fund pursuant to its Management Agreement with the Fund. Colonial Management Associates, Inc. ("Colonial") provides sub-advisory services. LASC has delegated various administrative matters to Colonial. Colonial also provides pricing and bookkeeping services to the Fund. Liberty Funds Distributor, Inc. ("LFD") serves as the principal underwriter of the Fund. The Manager, Colonial, LFD, Keyport, Keyport Benefit and Independence are wholly-owned indirect subsidiaries of Liberty Financial Companies, Inc. ("LFC"). As of June 30, 2001, Liberty Mutual Insurance Companies ("Liberty Mutual") owned approximately 70.46% of the outstanding voting shares of LFC. Liberty Life is a subsidiary of Liberty Mutual.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

  SECURITY VALUATION AND TRANSACTIONS--Equity securities generally are valued at the last sale price or, in the case of unlisted or listed securities for which there were no sales during the day, at current quoted bid prices.

Short-term obligations with a maturity of 60 days or less are valued at amortized cost.

Portfolio positions for which market quotations are not readily available are valued at fair value under procedures approved by the Trustees.

Security transactions are accounted for on the date the securities are purchased, sold or mature.

Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

  DETERMINATION OF CLASS NET ASSET VALUES AND FINANCIAL HIGHLIGHTS--All income, expenses (other than the Class B distribution fee), and realized and unrealized gains (losses) are allocated to each class proportionately on a daily basis for purposes of determining the net asset value of each class.

The per share data was calculated using average shares outstanding during the period. In addition, Class B net investment income per share data and ratios reflect the distribution fee applicable to Class B shares only.

  FEDERAL INCOME TAXES--Consistent with the Fund's policy to qualify as a regulated investment company and to distribute all of its taxable income, no federal income tax has been accrued.

  DISTRIBUTIONS TO SHAREHOLDERS--The Fund intends to distribute as income dividends or capital gains distributions, at least annually, substantially all of its net investment income and net profits realized from the sale of investments. All dividends and distributions are reinvested in additional shares of the Fund at net asset value as of the record date of the distribution. Income and capital gain distributions are determined in accordance with federal income tax regulations.

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

  OTHER--Interest income is recorded on the accrual basis. Corporate actions are recorded on the ex-date.

The Fund's custodian takes possession through the federal book-entry system of securities collateralizing repurchase agreements. Collateral is marked-to-market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund. The Fund may experience costs and delays in liquidating the collateral if the issuer defaults or enters bankruptcy.

NOTE 2. FEES AND COMPENSATION PAID TO AFFILIATES

  MANAGEMENT AND SUB-ADVISORY FEES--The Manager receives a monthly fee equal to 0.70% annually of the Fund's average daily net assets. The Manager, out of the management fee it receives, pays Colonial a monthly sub-advisory fee equal to 0.50% annually of the Fund's average daily net assets.

  BOOKKEEPING FEE--Colonial provides bookkeeping and pricing services for $27,000 per year plus 0.040% of the Fund's average net assets over $50 million.

  TRANSFER AGENT FEE--Liberty Funds Services, Inc. (the "Transfer Agent"), an affiliate of the Manager, provides shareholder services for an annual rate of $7,500.
  DISTRIBUTION FEE--The Fund has adopted a 12b-1 plan which requires it to pay LFD a monthly distribution fee totaling 0.25% annually on Class B net assets as of the 20th of each month.

  EXPENSE LIMITS--The Manager and LFD have voluntarily agreed to reimburse all expenses, including management fees and distribution fees, but excluding interest, taxes, brokerage and extraordinary expenses incurred by the Fund in excess of 1.10% of average daily net assets annually. LFD will first reimburse the Class B distribution fee up to 0.25% annually to reach the 1.10% on Class B expenses. If additional reimbursement is needed to meet the limit for each Class, the Manager will then reimburse other expenses to the extent necessary. If additional reimbursement is still needed to reach the expense limit, the Manager will then waive a portion of its management fee to reach the expense limit. This arrangement may be terminated or modified by the Manager or LFD at any time.

  OTHER--The Fund pays no compensation to its officers, all of whom are employees of Colonial.

The Fund's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

NOTE 3. PORTFOLIO INFORMATION

  INVESTMENT ACTIVITY--During the six months ended June 30, 2001, purchases and sales of investments, other than short term obligations, were $4,419,726 and $542,458, respectively.

Unrealized appreciation (depreciation) at June 30, 2001, based on cost of investments for both financial statement and federal income tax purposes was:

Gross unrealized appreciation   $ 871,051
Gross unrealized depreciation    (312,687)
                                ---------
  Net unrealized appreciation   $ 558,364
                                =========

  OTHER--The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

NOTE 4. OTHER RELATED PARTY TRANSACTIONS

  During the six months ended June 30, 2001, the Fund used AlphaTrade Inc., a wholly owned subsidiary of Colonial Management Associates, Inc., as a broker. Total commissions paid to AlphaTrade Inc. during the period were $439.

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
Liberty Select Value Fund, Variable Series--Class B Shares
--------------------------------------------------------------------------------

                                                              (UNAUDITED)
                                                              SIX MONTHS        PERIOD
                                                                 ENDED          ENDED
                                                               JUNE 30,      DECEMBER 31,
                                                                 2001          2000(a)
                                                              -----------    ------------
NET ASSET VALUE, BEGINNING OF PERIOD........................    $13.24          $12.00
                                                                ------          ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (b)...................................      0.03            0.09
Net realized and unrealized gain on investments.............      0.83            1.28
                                                                ------          ------
     Total from Investment Operations.......................      0.86            1.37
                                                                ------          ------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income..................................        --           (0.06)
In excess of net investment income..........................        --           (0.01)
From net realized gains.....................................        --              --(c)
Return of capital...........................................        --           (0.06)
                                                                ------          ------
     Total Distributions Declared to Shareholders...........        --           (0.13)
                                                                ------          ------
NET ASSET VALUE, END OF PERIOD..............................    $14.10          $13.24
                                                                ======          ======
Total return (d)(e)(f)(g)...................................      6.50%          11.38%
RATIOS TO AVERAGE NET ASSETS:
Expenses (h)(i).............................................      1.10%           1.10%
Net investment income (h)(i)................................      0.46%           1.13%
Waiver/reimbursement (i)....................................      0.57%           1.56%
Portfolio turnover rate (g).................................        10%             26%
Net assets, end of period (000's)...........................    $8,607          $3,762

(a) For the period from commencement of operations May 30, 2000 to December 31, 2000.
(b) Per share data was calculated using average shares outstanding during the period.
(c) Rounds to less than $0.01.
(d) Total return at net asset value assuming all distributions reinvested.
(e) Had the Distributor and the Manager not reimbursed a portion of expenses, total return would have been reduced.
(f) Total return figure does not include any insurance company charges associated with a variable annuity. If included, total return would be reduced.
(g) Not annualized.
(h) The benefits derived from custody credits and directed brokerage arrangements had no impact.

(i) Annualized.

--------------------------------------------------------------------------------
PORTFOLIO MANAGER'S DISCUSSION
Liberty Value Fund, Variable Series / June 30, 2001
--------------------------------------------------------------------------------

   Liberty Value Fund, Variable Series seeks primarily income and long-term capital growth, and secondarily, preservation of capital.

   Scott Schermerhorn, the fund's portfolio manager, is a senior vice president of Colonial Management Associates, Inc.

VALUE STOCKS REMAIN STRONG AMID VOLATILITY
Following two years of underperformance for value, the discipline made a significant comeback in 2000. The technology bubble burst and investors returned to investing in reasonably priced and undervalued securities. Value stocks tended to be market leaders during this six-month period that ended on June 30, 2001. This leadership position gave a small boost to the fund's overall performance at a time when most broad-based market indexes have reported losses.

ECONOMIC DOWNTURN BODES WELL FOR VALUE INVESTORS
The current bear market is 16 months old, and it is our belief that we still have not seen the bottom. A good deal of the market's declines can be attributed to the new economy's technology companies that were driven up by investor hysteria. In the end, investors realized companies need to make money to survive. We believe we are in a profit recession now. Excess capacity has been hurting companies' profitability. We do not think that is something that will be fixed by the Federal Reserve Board's interest rate decreases. In our estimation, many of these technology companies are insolvent and will likely go out of business.

     Economists keep pushing recovery estimates further out. Some data indicated that the global economy is continuing to slow. With that backdrop, the last 12 months have been a great year for value--but we believe there is continued potential for value stocks.

WE'RE FINDING OPPORTUNITY IN ENERGY
We continue to position the fund defensively. Over the last 12 months, we have dramatically reduced our exposure to technology. We were not necessarily incorporating a view of the economy into our asset allocations; we just believed that cyclical and aggressive companies were not cheap. People may still be unrealistic about technology. A lot of the tech explosion in the late 1990s was powered by the growth of the Internet and the potential effect entering the year 2000 on computer systems, especially those powering banks and other financial institutions--the Y2K bug. The Y2K bug fizzled and the Internet has been built. We think that nothing will bring that kind of demand back.

     Instead of trying to figure out where the economy was going, we looked at companies that were inexpensive and making their earnings estimates. That said, the energy and consumer staples sectors looked attractive. Conventional wisdom holds that the economy needs interest rate cuts and lower energy prices to get moving. We disagree.
Energy is a global commodity and, typically, commodities move in tandem with the economy. When the economy starts moving again, we think energy should go with it. We believe energy companies are inexpensive and it is very likely that they are going to make their earnings estimates. We think the same is true for consumer staples, so we increased our positions in both sectors.

OUR COMMITMENT HAS PAID OFF
We favored conservatively valued holdings with more recurring revenue versus cyclical-type companies whose earnings fluctuate dramatically. We had weightings in information services companies that were downstream from technology. We believe these types of companies were more reasonably valued and their revenues were more stable.

     Historically, value stocks have been considered cyclical and more economically sensitive. Over the past few years, however, value stocks have become the stable growers. Regardless of what market sector is outperforming, our emphasis has been--and continues to be--on high quality, well-run companies with attractive valuations.

                       ---------------------------------

An investment in the fund offers significant long-term growth potential, but also involves certain risks. The fund may be affected by stock market fluctuations that occur in response to economic and business developments. Value stocks are securities of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor. If the advisor's assessment of a company's prospects is wrong, the price of its stock may not approach the value the advisor has placed on it.

--------------------------------------------------------------------------------
FUND PERFORMANCE
Liberty Value Fund, Variable Series / June 30, 2001
--------------------------------------------------------------------------------

                                                          CLASS B(1)
---------------------------------------------------------------------
Inception date                                              6/1/00
Net asset value per share as of 12/31/00 ($)                 15.09
Net asset value per share as of 6/30/01 ($)                  14.40
---------------------------------------------------------------------

              AVERAGE ANNUAL TOTAL RETURN AS OF JUNE 30, 2001 (%)
-------------------------------------------------------------------------------
                             6-MONTH                                   LIFE OF
                           (CUMULATIVE)      1-YEAR       5-YEAR        FUND
Class B(1)                    -4.57           10.88        12.75        13.13
S&P 500 Index                 -6.69          -14.82        14.48        15.49(2)
-------------------------------------------------------------------------------

                    CHANGE IN VALUE OF A $10,000 INVESTMENT
                     CLASS B SHARES(1) VS. S&P 500 INDEX(2)

                            7/1/1993(3) - 6/30/2001

                                                                       CLASS B SHARES                       S & P 500
                                                                       --------------                       ---------
                                                                          10000.00                           10000.00
                                                                          10070.00                            9960.00
                                                                          10530.20                           10337.50
                                                                          10559.70                           10257.90
                                                                          10680.10                           10470.20
                                                                          10409.90                           10370.80
12/93                                                                     10501.50                           10496.20
                                                                          10856.40                           10853.10
                                                                          10704.40                           10559.00
                                                                          10339.40                           10099.70
                                                                          10420.00                           10229.00
                                                                          10338.80                           10395.70
6/94                                                                      10115.50                           10141.00
                                                                          10399.70                           10473.60
                                                                          10784.50                           10902.00
                                                                          10581.70                           10636.00
                                                                          10571.20                           10874.20
                                                                          10216.00                           10478.40
12/94                                                                     10420.30                           10633.50
                                                                          10534.90                           10908.90
                                                                          10940.50                           11333.30
                                                                          11179.00                           11667.60
                                                                          11459.60                           12010.60
                                                                          11791.90                           12489.80
6/95                                                                      12113.80                           12779.60
                                                                          12456.70                           13202.60
                                                                          12643.50                           13235.60
                                                                          12872.40                           13794.20
                                                                          12882.70                           13744.50
                                                                          13475.30                           14346.50
12/95                                                                     13548.00                           14623.40
                                                                          14075.10                           15120.60
                                                                          14236.90                           15261.20
                                                                          14225.50                           15407.70
                                                                          14473.00                           15634.20
                                                                          14745.20                           16036.00
6/96                                                                      14712.70                           16096.90
                                                                          14024.20                           15385.40
                                                                          14465.90                           15710.10
                                                                          14950.50                           16593.00
                                                                          15273.40                           17051.00
                                                                          15973.00                           18338.30
12/96                                                                     15974.60                           17975.20
                                                                          16501.70                           19096.90
                                                                          16684.90                           19247.70
                                                                          15907.40                           18458.60
                                                                          16616.90                           19558.70
                                                                          17680.30                           20753.70
6/97                                                                      18537.80                           21677.30
                                                                          19555.60                           23400.60
                                                                          19131.20                           22090.20
                                                                          20024.60                           23298.50
                                                                          19429.90                           22520.30
                                                                          19944.80                           23563.00
12/97                                                                     20601.00                           23968.30
                                                                          20654.50                           24232.00
                                                                          22038.40                           25979.10
                                                                          22589.30                           27309.20
                                                                          22776.80                           27587.80
                                                                          22321.30                           27113.30
6/98                                                                      22656.10                           28214.10
                                                                          22078.40                           27915.00
                                                                          18843.90                           23881.30
                                                                          19582.60                           25412.10
                                                                          20804.60                           27475.50
                                                                          21838.50                           29140.60
12/98                                                                     22895.50                           30819.00
                                                                          23328.20                           32107.30
                                                                          22294.80                           31108.80
                                                                          22838.80                           32353.10
                                                                          23592.50                           33605.20
                                                                          23507.50                           32812.10
6/99                                                                      24737.00                           34626.60
                                                                          24150.70                           33549.70
                                                                          23759.50                           33382.00
                                                                          23341.30                           32467.30
                                                                          24529.40                           34522.50
                                                                          24181.10                           35223.30
12/99                                                                     24166.60                           37294.40
                                                                          22864.00                           35422.20
                                                                          21194.90                           34752.80
                                                                          23780.70                           38151.60
                                                                          24239.70                           37003.20
                                                                          25560.70                           36244.60
6/00                                                                      24185.60                           37136.30
                                                                          23726.00                           36556.90
                                                                          25192.30                           38827.10
                                                                          25560.10                           36777.00
                                                                          26661.70                           36622.60
                                                                          26459.10                           33736.70
12/00                                                                     28096.90                           33902.00
                                                                          27928.30                           35105.60
                                                                          27741.20                           31907.40
                                                                          26903.40                           29887.70
                                                                          27220.90                           32207.00
                                                                          27778.90                           32422.80
6/01                                                                      26813.40                           31634.90

PAST PERFORMANCE CANNOT PREDICT FUTURE INVESTMENT RESULTS. SHARE PRICE AND INVESTMENT RETURN WILL VARY, SO YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. The S&P (Standard & Poor's) 500 Index is an unmanaged index that tracks the performance of 500 widely held, large-capitalization US stocks. Indexes are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index.

MUTUAL FUND PERFORMANCE CHANGES OVER TIME. CURRENT RETURNS FOR THE FUND MAY BE DIFFERENT THAN THAT SHOWN.

Performance numbers reflect all fund expenses, but do not include any insurance charges imposed by your insurance company's separate accounts. If performance included the effect of these additional charges, it would be lower.

(1) Class B share (newer class shares) performance information includes returns of the fund's class A shares (the oldest existing fund class) for periods prior to the inception of the newer class shares. These class A share returns were not restated to reflect any expense differential (e.g., Rule 12b-1 fees) between class A shares and the newer class shares. If differences in expenses were reflected, the returns for the periods prior to the inception of the new class of shares would be lower.

(2) Index performance is from June 30, 1993.

(3) Inception date of class A shares (oldest existing share class).

--------------------------------------------------------------------------------
INVESTMENT PORTFOLIO
Liberty Value Fund, Variable Series / June 30, 2001 (Unaudited)
--------------------------------------------------------------------------------

                                  SHARES         VALUE
                               ------------   ------------
COMMON STOCKS--99.0%
CONSTRUCTION--2.8%
CONSTRUCTION & FARM MACHINERY--1.2%
Deere & Co. .................       56,700    $  2,146,095
                                              ------------
HEAVY CONSTRUCTION-NON-BUILDING
    CONSTRUCTION--1.6%
Halliburton Co. .............       78,300       2,787,480
                                              ------------
FINANCE, INSURANCE & REAL ESTATE--18.5%
DEPOSITORY INSTITUTIONS--1.2%
Banc One Corp. ..............       35,500       1,270,900
FleetBoston Financial
  Corp. .....................       22,300         879,735
                                              ------------
                                                 2,150,635
                                              ------------
INSURANCE CARRIERS--14.9%
Aetna Life and Casualty Co.
  (a)........................      276,300       7,147,881
Aon Corp. ...................      140,700       4,924,500
Berkshire Hathaway (a).......          100       6,940,000
Chubb Corp. .................       27,000       2,090,610
XL Capital Ltd., Class A.....       64,000       5,254,400
                                              ------------
                                                26,357,391
                                              ------------
NON-DEPOSITORY CREDIT INSTITUTIONS--2.4%
Federal Home Loan Mortgage
  Corp. .....................       60,200       4,214,000
                                              ------------
MANUFACTURING--56.8%
CHEMICALS & ALLIED PRODUCTS--15.1%
Abbott Laboratories..........       55,500       2,664,555
Bristol-Myers Squibb Co. ....       57,200       2,991,560
Johnson & Johnson............       83,700       4,185,000
Merck & Co., Inc. ...........       60,900       3,892,119
Procter & Gamble Co. ........      106,200       6,775,560
Schering-Plough Corp. .......       60,300       2,185,272
Sherwin-Williams Co. ........      177,700       3,944,940
                                              ------------
                                                26,639,006
                                              ------------
COMMUNICATIONS EQUIPMENT--1.8%
Lucent Technologies, Inc. ...      187,200       1,160,640
Motorola, Inc. ..............      125,000       2,070,000
                                              ------------
                                                 3,230,640
                                              ------------
ELECTRICAL INDUSTRIAL EQUIPMENT--1.3%
Emerson Electric Co. ........       38,100       2,305,050
                                              ------------
FOOD & KINDRED PRODUCTS--15.1%
Archer Daniels Midland
  Co. .......................      407,920       5,302,960
Conagra, Inc. ...............      319,800       6,335,238
Heinz (H.J.) Co. ............       87,200       3,565,608
Kraft Foods, Inc. (a)........       11,500         356,500
Philip Morris Companies,
  Inc. ......................      105,900       5,374,425
Sara Lee Corp. ..............      306,200       5,799,428
                                              ------------
                                                26,734,159
                                              ------------

                                  SHARES         VALUE
                               ------------   ------------
MACHINERY & COMPUTER EQUIPMENT--2.0%
Dover Corp. .................       50,200    $  1,890,030
Gateway, Inc. (a)............      104,700       1,722,315
                                              ------------
                                                 3,612,345
                                              ------------
MEASURING & ANALYZING INSTRUMENTS--4.7%
Boston Scientific Corp.
  (a)........................      272,100       4,625,700
Eastman Kodak Co. ...........       77,800       3,631,704
                                              ------------
                                                 8,257,404
                                              ------------
PETROLEUM REFINING--12.8%
Amerada Hess Corp. ..........       57,700       4,662,160
Chevron Corp. ...............       21,700       1,963,850
Phillips Petroleum Co. ......       91,870       5,236,590
Royal Dutch Petroleum Co. ...       30,600       1,783,062
Sun Co., Inc. ...............       49,900       1,827,837
Texaco, Inc. ................       36,120       2,405,592
USX-Marathon Group...........      160,000       4,721,600
                                              ------------
                                                22,600,691
                                              ------------
TRANSPORTATION EQUIPMENT--4.0%
Boeing Co. ..................       28,900       1,606,840
Delphi Automotive Systems
  Corp. .....................      154,878       2,467,207
Raytheon Co., Class B........      112,910       2,997,761
                                              ------------
                                                 7,071,808
                                              ------------
MINING & ENERGY--1.7%
CRUDE PETROLEUM & NATURAL GAS--1.7%
Anadarko Petroleum Corp. ....       57,100       3,085,113
                                              ------------
RETAIL TRADE--3.3%
COMPUTER & ELECTRONICS--1.0%
Circuit City Stores, Inc. ...       93,900       1,690,200
                                              ------------
RESTAURANTS--2.3%
McDonald's Corp. ............      151,500       4,099,590
                                              ------------
SERVICES--2.9%
BUSINESS SERVICES--1.6%
Interpublic Group of Cos.,
  Inc. ......................       93,400       2,741,290
                                              ------------
ENVIRONMENTAL SERVICES--1.3%
Waste Management, Inc. ......       72,400       2,231,368
                                              ------------
TRANSPORTATION, COMMUNICATIONS, ELECTRIC, GAS & SANITARY
  SERVICES--13.0%
ELECTRIC SERVICES--3.2%
Edison International.........      124,500       1,388,175
Mirant Corp. (a).............       24,770         852,092
PG&E Corp. ..................      204,300       2,288,160
Southern Co. ................       46,400       1,078,800
                                              ------------
                                                 5,607,227
                                              ------------

                       See Notes to Investment Portfolio.

--------------------------------------------------------------------------------
INVESTMENT PORTFOLIO (CONTINUED)
Liberty Value Fund, Variable Series / June 30, 2001 (Unaudited)
--------------------------------------------------------------------------------

                                  SHARES         VALUE
                               ------------   ------------
TELECOMMUNICATIONS--9.8%
AT&T Corp. ..................      265,600    $  5,843,200
Deutsche Telekom AG ADR......       73,450       1,648,953
MCI Group....................       10,748         173,043
MCI WorldCom, Inc. (a).......      268,700       3,815,540
Nippon Telegraph & Telephone
  Corp. ADR..................       56,800       1,510,880
Sprint Corp. ................       63,800       1,362,768
Verizon Communications.......       56,000       2,996,000
                                              ------------
                                                17,350,384
                                              ------------
TOTAL COMMON STOCKS
  (cost of $170,858,014)...................    174,911,876
                                              ------------
                                   PAR           VALUE
                               ------------   ------------
SHORT-TERM OBLIGATION--1.4%
Repurchase agreement with SBC
  Warburg, Ltd., dated
  6/29/01, due 7/2/01 at
  3.950%, collateralized by
  U.S. Treasury Notes with
  various maturities to 2026,
  market value $2,429,790
  (Repurchase proceeds
  $2,388,786) (cost of
  $2,388,000)................   $2,388,000    $  2,388,000
                                              ------------
TOTAL INVESTMENTS
  (cost of $173,246,014) (b)...............    177,299,876
OTHER ASSETS & LIABILITIES, NET--(0.4%)....       (756,332)
                                              ------------
NET ASSETS--100.0%.........................   $176,543,544
                                              ============

NOTES TO INVESTMENT PORTFOLIO:
(a) Non-income producing.
(b) Cost for both financial statement and federal income tax purposes is the same.

       ACRONYM                    NAME
       -------                    ----
         ADR           American Depositary Receipt

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
STATEMENT OF ASSETS & LIABILITIES
Liberty Value Fund, Variable Series / June 30, 2001 (Unaudited)
--------------------------------------------------------------------------------

ASSETS:
Investments, at value (cost of $173,246,014)................    $177,299,876
Cash........................................................           4,984
Foreign currencies (cost of $267)...........................             241
Receivable for:
  Investments sold..........................................         369,641
  Interest..................................................             524
  Dividends.................................................         247,647
  Deferred Trustees' compensation plan......................           3,560
Other assets................................................          79,098
                                                                ------------
  TOTAL ASSETS..............................................     178,005,571
                                                                ------------
LIABILITIES:
Payable for:
  Investments purchased.....................................       1,341,600
  Fund shares repurchased...................................          10,846
  Management fee............................................          96,836
  Bookkeeping fee...........................................           6,534
  Trustees' fee.............................................           1,659
  Custody fee...............................................             992
  Deferred Trustees' fee....................................           3,560
                                                                ------------
  TOTAL LIABILITIES.........................................       1,462,027
                                                                ------------
NET ASSETS..................................................    $176,543,544
                                                                ============
COMPOSITION OF NET ASSETS:
Paid in capital.............................................    $162,305,416
Undistributed net investment income.........................       1,148,240
Accumulated net realized gain...............................       9,036,084
Net unrealized appreciation (depreciation) on:
  Investments...............................................       4,053,862
  Foreign currency translations.............................             (58)
                                                                ------------
NET ASSETS..................................................    $176,543,544
                                                                ============
NET ASSET VALUE PER SHARE--CLASS A
  ($171,895,347/11,903,215).................................          $14.44
                                                                ============
NET ASSET VALUE PER SHARE--CLASS B ($4,648,197/322,731).....          $14.40
                                                                ============

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
For the Six Months Ended June 30, 2001 (Unaudited)
--------------------------------------------------------------------------------

INVESTMENT INCOME:
  Dividend income...........................................    $  1,657,093
  Interest income...........................................         175,482
                                                                ------------
    Total Investment Income (net of foreign taxes withheld
      of $7,589)............................................       1,832,575
EXPENSES:
  Management fee............................................         598,256
  Distribution fee--Class B.................................           3,620
  Bookkeeping fee...........................................          40,287
  Trustees' fee.............................................           3,317
  Custody fee...............................................           5,952
  Other expenses............................................          26,688
                                                                ------------
    Net Expenses............................................         678,120
                                                                ------------
Net Investment Income.......................................       1,154,455
                                                                ------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
  FOREIGN CURRENCY:
Net realized gain on investments and foreign currency
  transactions..............................................      13,911,392
Net change in unrealized appreciation/depreciation on:
  Investments...............................................     (23,546,092)
  Foreign currency translations.............................             (26)
                                                                ------------
    Net change in unrealized appreciation/depreciation......     (23,546,118)
Net Loss....................................................      (9,634,726)
                                                                ------------
Decrease in Net Assets from Operations......................    $ (8,480,271)
                                                                ============

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
Liberty Value Fund, Variable Series
--------------------------------------------------------------------------------

                                                              (UNAUDITED)
                                                               SIX MONTHS         YEAR
                                                                 ENDED           ENDED
                                                                JUNE 30,      DECEMBER 31,
INCREASE (DECREASE) IN NET ASSETS:                                2001          2000(a)
----------------------------------                            ------------    ------------
OPERATIONS:
Net investment income.......................................  $  1,154,455    $  2,502,578
Net realized gain (loss) on investments and foreign currency
  transactions..............................................    13,911,392      (3,669,109)
Net change in unrealized appreciation/depreciation on
  investments and foreign currency translations.............   (23,546,118)     29,383,105
                                                              ------------    ------------
  Net Increase (Decrease) from Operations...................    (8,480,271)     28,216,574
                                                              ------------    ------------
DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income--Class A.........................            --      (2,491,482)
From net investment income--Class B.........................            --         (11,095)
In excess of net investment income--Class A.................            --         (78,462)
In excess of net investment income--Class B.................            --            (349)
From net realized gains--Class A............................            --        (414,565)
From net realized gains--Class B............................            --          (1,846)
                                                              ------------    ------------
  Total Distributions Declared to Shareholders..............            --      (2,997,799)
                                                              ------------    ------------
SHARE TRANSACTIONS:
Subscriptions--Class A......................................     3,748,113       8,583,346
Distributions reinvested--Class A...........................            --       2,984,509
Redemptions--Class A........................................   (19,521,281)    (38,240,199)
                                                              ------------    ------------
  Net Decrease--Class A.....................................   (15,773,168)    (26,672,344)
                                                              ------------    ------------
Subscriptions--Class B......................................     4,340,869       1,030,079
Distributions reinvested--Class B...........................            --          13,290
Redemptions--Class B........................................      (643,049)        (13,190)
                                                              ------------    ------------
  Net Increase--Class B.....................................     3,697,820       1,030,179
                                                              ------------    ------------
Net Decrease from Share Transactions........................   (12,075,348)    (25,642,165)
                                                              ------------    ------------
Total Decrease in Net Assets................................   (20,555,619)       (423,390)
NET ASSETS:
Beginning of period.........................................   197,099,163     197,522,553
                                                              ------------    ------------
End of period (including undistributed net investment income and overdistributed net investment income of $1,148,240
  and ($6,215), respectively)...............................  $176,543,544    $197,099,163
                                                              ============    ============
CHANGES IN SHARES OF BENEFICIAL INTEREST:
Subscriptions--Class A......................................       253,628         646,054
Issued for distributions reinvested--Class A................            --         200,819
Redemptions--Class A........................................    (1,324,424)     (2,856,428)
                                                              ------------    ------------
  Net Decrease--Class A.....................................    (1,070,796)     (2,009,555)
                                                              ------------    ------------
Subscriptions--Class B......................................       295,175          71,758
Issued for distributions reinvested--Class B................            --             888
Redemptions--Class B........................................       (44,137)           (953)
                                                              ------------    ------------
  Net Increase--Class B.....................................       251,038          71,693
                                                              ------------    ------------
Net Decrease in Shares of Beneficial Interest...............      (819,758)     (1,937,862)
                                                              ------------    ------------

(a) Class B shares were initially offered on June 1, 2000.

                       See Notes to Financial Statements.

                   NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

NOTE 1. ORGANIZATION AND ACCOUNTING POLICIES

  ORGANIZATION--Liberty Value Fund, Variable Series (the "Fund") a series of Liberty Variable Investment Trust (the "Trust") is a diversified portfolio of a Massachusetts business trust, registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund's investment objective is to seek primarily income and long-term capital growth and secondarily, preservation of capital. The Fund's capitalization consists of an unlimited number of shares of beneficial interest without par value that represent a separate series of the Trust. The Fund offers two classes of shares:
Class A and Class B. Class B shares are subject to an annual distribution fee. Each share of a Fund represents an equal proportionate beneficial interest in that Fund and, when issued and outstanding, is fully paid and nonassessable. Shareholders would be entitled to share proportionally in the net assets of the Fund available for distribution to shareholders upon liquidation of the Fund. Shares of the Fund are available and are being marketed exclusively as a pooled funding vehicle for variable annuity contracts ("VA contracts") and Variable Life Insurance Policies ("VLI Policies") offered by the separate accounts of the life insurance companies ("Participating Insurance Companies"). Certain Participating Insurance Companies are affiliated with the Investment Advisor and sub-advisors to the Fund ("Affiliated Participating Insurance Companies"). Such Affiliated Participating Insurance Companies are Keyport Life Insurance Company ("Keyport"), Keyport Benefit Life Insurance Company ("Keyport Benefit"), Independence Life & Annuity Company ("Independence") and Liberty Life Assurance Company of Boston ("Liberty Life"). The Participating Insurance Companies and their separate accounts own all the shares of the Fund. Liberty Advisory Services Corp. (the "Manager") ("LASC"), provides investment management and advisory services to the Fund pursuant to its Management Agreement with the Fund. Colonial Management Associates, Inc. ("Colonial") provides sub-advisory services. LASC has delegated various administrative matters to Colonial. Colonial also provides pricing and bookkeeping services to the Fund. Liberty Funds Distributor, Inc. ("LFD") serves as the principal underwriter of the Fund. The Manager, Colonial, LFD, Keyport, Keyport Benefit and Independence are wholly-owned indirect subsidiaries of Liberty Financial Companies, Inc. ("LFC"). As of June 30, 2001, Liberty Mutual Insurance Companies ("Liberty Mutual") owned approximately 70.46% of the outstanding voting shares of LFC. Liberty Life is a subsidiary of Liberty Mutual.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

  SECURITY VALUATION AND TRANSACTIONS--Equity securities generally are valued at the last sale price or, in the case of unlisted or listed securities for which there were no sales during the day, at current quoted bid prices.

Forward currency contracts are valued based on the weighted value of the exchange traded contracts with similar durations.

Short-term obligations with a maturity of 60 days or less are valued at amortized cost.

The value of all assets and liabilities quoted in foreign currencies is translated into U.S. dollars at that day's exchange rates.

Portfolio positions for which market quotations are not readily available are valued at fair value under procedures approved by the Trustees.

Security transactions are accounted for on the date the securities are purchased, sold or mature.

Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

  DETERMINATION OF CLASS NET ASSET VALUES AND FINANCIAL HIGHLIGHTS--All income, expenses (other than the Class B distribution fee), and realized and unrealized gains (losses) are allocated to each class proportionately on a daily basis for purposes of determining the net asset value of each class.

The per share data was calculated using average shares outstanding during the period. In addition, Class B net investment income per share data and ratios reflect the distribution fees applicable to Class B shares only.

  FEDERAL INCOME TAXES--Consistent with the Fund's policy to qualify as a regulated investment company and to distribute all of its taxable income, no federal income tax has been accrued.

  DISTRIBUTIONS TO SHAREHOLDERS--The Fund intends to distribute as income dividends or capital gains distributions, at least annually, substantially all of its net investment income and net profits realized from the sale of investments. All dividends and distributions are reinvested in additional shares of the Fund at net asset value as of the record date of the distribution. Income and capital gain distributions are determined in accordance with federal income tax regulations.

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

  FOREIGN CURRENCY TRANSACTIONS--Net realized and unrealized gains (losses) on foreign currency transactions includes gains (losses) arising from the fluctuations in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency, and currency gains (losses) between the accrual and payment dates on dividends and interest income and foreign withholding taxes.

The Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments.

  FORWARD CURRENCY CONTRACTS--The Fund may enter into forward currency contracts to purchase or sell foreign currencies at predetermined exchange rates in connection with the settlement of purchases and sales of securities. The Fund may also enter into forward currency contracts to hedge certain other foreign currency denominated assets. The contracts are used to minimize the exposure to foreign exchange rate fluctuations during the period between trade and settlement date of the contracts. All contracts are marked-to-market daily, resulting in unrealized gains (losses) which become realized at the time the forward currency contracts are closed or mature. Realized and unrealized gains (losses) arising from such transactions are included in net realized and unrealized gains (losses) on foreign currency transactions. Forward currency contracts do not eliminate fluctuations in the prices of the Fund's portfolio securities. While the maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened, exposure is typically limited to the change in value of the contract (in U.S. dollars) over the period it remains open. Risks may also arise if counterparties fail to perform their obligations under the contracts.

  OTHER--Interest income is recorded on the accrual basis. Corporate actions and dividend income are recorded on ex-date (except for certain foreign securities which are recorded as soon after ex-date as the Fund becomes aware of such), net of nonrebatable tax withholdings. Where a high level of uncertainty as to collection exists, income on securities is recorded net of all tax withholdings with any rebates recorded when received.

The Fund's custodian takes possession through the federal book-entry system of securities collateralizing repurchase agreements. Collateral is marked-to-market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund. The Fund may experience costs and delays in liquidating the collateral if the issuer defaults or enters bankruptcy.

NOTE 2. FEES AND COMPENSATION PAID TO AFFILIATES

  MANAGEMENT AND SUB-ADVISORY FEES--The Manager receives a monthly fee equal to 0.65% annually of the Fund's average daily net assets. The Manager, out of the management fee it receives, pays Colonial a monthly sub-advisory fee equal to 0.45% annually of the Fund's average daily net assets.

  BOOKKEEPING FEE--Colonial provides bookkeeping and pricing services for a monthly fee equal to $27,000 annually plus 0.040% of the Fund's average net assets over $50 million.

  TRANSFER AGENT FEE--Liberty Funds Services, Inc. (the "Transfer Agent"), an affiliate of the Manager, provides shareholder services for an annual rate of $7,500.

  DISTRIBUTION FEE--The Fund has adopted a 12b-1 plan which requires it to pay LFD a monthly distribution fee totaling 0.25% annually on Class B net assets as of the 20th of each month.

  OTHER--The Fund pays no compensation to its officers, all of whom are employees of Colonial.

The Fund's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

NOTE 3. PORTFOLIO INFORMATION

  INVESTMENT ACTIVITY--During the six months ended June 30, 2001, purchases and sales of investments, other than short term obligations, were $57,144,874 and $60,689,217, respectively.

Unrealized appreciation (depreciation) at December 31, 2000, based on cost of investments for both financial statement and federal income tax purposes was:

Gross unrealized appreciation  $ 18,489,860
Gross unrealized depreciation   (14,435,998)
                               ------------
  Net unrealized appreciation  $  4,053,862
                               ============

  CAPITAL LOSS CARRYFORWARDS--At December 31, 2000, capital loss carryforwards (to the extent provided in regulations) to offset future realized gains were approximately as follows:

 YEAR OF     CAPITAL LOSS
EXPIRATION   CARRYFORWARD
----------   ------------
   2008       $4,499,000

  OTHER--There are certain additional risks involved when investing in foreign securities that are not inherent with investments in domestic securities. These risks may involve foreign currency exchange rate fluctuations, adverse political and economic developments and the possible prevention of foreign currency exchange or the imposition of other foreign governmental laws or restrictions.

The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

NOTE 4. OTHER RELATED PARTY TRANSACTIONS

During the six months ended June 30, 2001, the Fund used AlphaTrade Inc., a wholly owned subsidiary of Colonial, as a broker. Total commissions paid to AlphaTrade Inc. during the period were to $22,413.

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
Liberty Value Fund, Variable Series--Class B Shares
--------------------------------------------------------------------------------

                                                              (UNAUDITED)
                                                              SIX MONTHS        PERIOD
                                                                 ENDED          ENDED
                                                               JUNE 30,      DECEMBER 31,
                                                                 2001          2000(a)
                                                              -----------    ------------
NET ASSET VALUE, BEGINNING OF PERIOD........................    $15.09          $13.94
                                                                ------          ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (b)...................................      0.07            0.09
Net realized and unrealized gain (loss) on investments......     (0.76)           1.29
                                                                ------          ------
     Total from Investment Operations.......................     (0.69)           1.38
                                                                ------          ------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income..................................        --           (0.19)
In excess of net investment income..........................        --           (0.01)
From net realized gains.....................................        --           (0.03)
                                                                ------          ------
     Total Distributions Declared to Shareholders...........        --           (0.23)
                                                                ------          ------
NET ASSET VALUE, END OF PERIOD..............................    $14.40          $15.09
                                                                ======          ======
Total return (c)(d)(e)(f)...................................     (4.57)%          9.86%
RATIOS TO AVERAGE NET ASSETS:
Expenses (g)(h).............................................      0.98%           1.00%
Net investment income (g)(h)................................      1.01%           1.09%
Waiver/reimbursement (h)....................................        --            0.04%
Portfolio turnover rate (f).................................        32%(f)          84%
Net assets, end of period (000's)...........................    $4,648          $1,082

(a) Class B shares were initially offered on June 1, 2000.
(b) Per share data was calculated using average shares outstanding during the period.
(c) Total return at net asset value assuming all distributions reinvested.
(d) Had the Distributor not waived or reimbursed a portion of expenses, total return would have been reduced.
(e) Total return figure does not include any insurance company charges associated with a variable annuity. If included, total return would be reduced.
(f) Not annualized.
(g) The benefits derived from custody credits and directed brokerage arrangements had no impact.
(h) Annualized.

--------------------------------------------------------------------------------
PORTFOLIO MANAGER'S DISCUSSION
Newport Tiger Fund, Variable Series / June 30, 2001
--------------------------------------------------------------------------------

   Newport Tiger Fund, Variable Series seeks total long-term capital appreciation.

   Lynda Couch is the fund's portfolio manager. Ms. Couch is a managing director of Newport Fund Management, Inc.

     The fund's relatively weak performance was due to a concentration in Singapore and Hong Kong, whose markets fared worse than many of their neighbors. While these holdings affected performance in the short run, they were also responsible for the fund's strong performance in 1999.

     China remains, in our opinion, one of the few global growth stories around. This view was reflected in the fund's 59% position in Hong Kong. In addition, we held a 6% position in Taiwan, which can be considered as part of the Greater China region. China has been less affected by the overall slowdown of global growth. China's exports are typically lower down the technology chain than those of many other exporting countries. In addition, we believe that going forward, the driver of growth in China will be fueled by domestic demand, rather than exports.

     The trade-dependent economies of Taiwan, Korea and Singapore felt the pain of the continuing slowdown in global economic growth, especially in the technology and telecommunications industries. Singapore, which represented over 18% of total net assets, was one of the worst performers in the region during the period under review. Many critics questioned the validity of the "old" model, which featured strong government participation in Singapore's corporate world. Critics also questioned whether Singapore has the entrepreneurial spirit necessary to succeed in the future. We do not agree with the critics. Singapore's government is aware of the challenges facing it and has made sweeping changes in response. Given the selloff, top quality companies--such as DBS Bank Ltd. (4.5% of net assets), a long-time holding of the fund--are selling at very attractive valuations. We believe in the management of such companies and think that many will be successful in the long term in their drive to become regional players.

     Outside mainland China, the region's stock markets have illustrated that while Asian stock prices have long-term value, their short-term fate was, for better or worse, linked to the US stock market and economy. Over time, we believe that this relationship for the less export-sensitive sectors will, as they have in the past, break down and the performance of Asian stocks should reflect individual company fundamentals.

                       ---------------------------------

Investing in the fund offers long-term growth potential; however, the net asset value of the fund will fluctuate due to economic and political developments and currency fluctuations. Many of the Asian countries are considered emerging economies, which means there may be greater risks associated with investing there than in more developed countries. In addition, concentration of investments in a single region may result in greater volatility.

Holdings and sector weights are disclosed as a percentage of net assets as of June 30, 2001, and are subject to change.

--------------------------------------------------------------------------------
FUND PERFORMANCE
Newport Tiger Fund, Variable Series / June 30, 2001
--------------------------------------------------------------------------------

                                                          CLASS B(1)
---------------------------------------------------------------------
Inception date                                            6/1/00
Net asset value per share as of 12/31/00 ($)                  2.19
Net asset value per share as of 6/30/01 ($)                   1.95
---------------------------------------------------------------------

               AVERAGE ANNUAL TOTAL RETURN AS OF JUNE 30, 2001 (%)
----------------------------------------------------------------------------------
                                   6-MONTH                                LIFE OF
                                 (CUMULATIVE)     1-YEAR      5-YEAR       FUND
Class B(1)                          -10.96        -24.30       -2.98       0.78
MSCI EAFE (GDP) Index               -13.25        -24.13        5.61     6.19(2)
----------------------------------------------------------------------------------

                    CHANGE IN VALUE OF A $10,000 INVESTMENT
                 CLASS B SHARES(1) VS. MSCI EAFE (GDP) INDEX(2)

                            5/1/1995(3) - 6/30/2001

                                                                       CLASS B SHARES                 MSCI EAFE (GDP) INDEX
                                                                       --------------                 ---------------------
                                                                          10000.00                          10000.00
                                                                          11100.00                           9903.00
6/95                                                                      10900.20                           9792.09
                                                                          11200.00                          10432.50
                                                                          10850.50                           9996.41
                                                                          11050.20                          10115.40
                                                                          11000.40                           9822.02
                                                                          11049.90                          10029.30
12/95                                                                     11500.80                          10458.50
                                                                          12661.20                          10591.30
                                                                          12559.90                          10623.10
                                                                          12559.90                          10764.40
                                                                          12509.70                          11099.20
                                                                          12459.60                          10934.90
6/96                                                                      12208.00                          11020.20
                                                                          11552.40                          10703.90
                                                                          11955.60                          10697.50
                                                                          12308.30                          10991.70
                                                                          12207.30                          10871.90
                                                                          12812.80                          11336.10
12/96                                                                     12851.30                          11255.60
                                                                          12749.70                          11044.00
                                                                          12749.70                          11121.30
                                                                          11984.70                          11333.70
                                                                          11781.00                          11305.40
                                                                          12851.90                          11894.40
6/97                                                                      13463.70                          12602.10
                                                                          13668.30                          12879.40
                                                                          11324.20                          11954.60
                                                                          11680.90                          12722.10
                                                                           9028.16                          11782.00
                                                                           8875.59                          11733.70
12/97                                                                      8849.85                          11903.80
                                                                           7556.00                          12522.80
                                                                           9212.27                          13242.80
                                                                           9160.68                          13964.60
                                                                           8384.77                          14174.00
                                                                           7246.12                          14375.30
6/98                                                                       6521.51                          14510.40
                                                                           6003.70                          14699.10
                                                                           5123.56                          12761.80
                                                                           6003.27                          12405.70
                                                                           7762.83                          13786.40
                                                                           8280.62                          14502.00
12/98                                                                      8280.62                          15084.90
                                                                           7806.14                          15100.00
                                                                           7806.14                          14625.90
                                                                           8491.52                          15395.20
                                                                          10337.60                          16012.60
                                                                           9652.19                          15173.50
6/99                                                                      10707.20                          15936.70
                                                                          10707.20                          16421.20
                                                                          10759.60                          16527.90
                                                                          10337.90                          16812.20
                                                                          11023.30                          17390.60
                                                                          12341.60                          18013.10
12/99                                                                     13911.50                          19762.20
                                                                          13274.30                          18669.40
                                                                          13646.00                          19356.40
                                                                          14176.90                          19931.30
                                                                          13273.80                          18709.50
                                                                          12530.50                          18292.30
6/00                                                                      13863.70                          19088.00
                                                                          13811.00                          18127.90
                                                                          13757.20                          18327.30
                                                                          12850.60                          17475.10
                                                                          12210.60                          16973.50
                                                                          11570.80                          16294.60
12/00                                                                     11786.00                          16692.20
                                                                          12700.60                          16857.40
                                                                          11947.40                          15733.00
                                                                          10548.40                          14702.50
                                                                          11140.20                          15655.20
                                                                          10817.10                          15055.60
6/01                                                                      10493.00                          14479.00

PAST PERFORMANCE CANNOT PREDICT FUTURE INVESTMENT RESULTS. SHARE PRICE AND INVESTMENT RETURN WILL VARY, SO YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. Total return performance includes changes in share price and reinvestment of all distributions. The MSCI (Morgan Stanley Capital International) EAFE (GDP) Index is an unmanaged index that tracks the performance of equity securities of developed countries outside North America, including Hong Kong and Singapore. Indexes are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index.

MUTUAL FUND PERFORMANCE CHANGES OVER TIME. CURRENT RETURNS FOR THE FUND MAY BE DIFFERENT THAN THAT SHOWN.

Performance numbers reflect all fund expenses, but do not include any insurance charges imposed by your insurance company's separate accounts. If performance included the effect of these additional charges, it would be lower.

(1) Class B share (newer class shares) performance information includes returns of the fund's class A shares (the oldest existing fund class) for periods prior to the inception of the newer class shares. These class A share returns were not restated to reflect any expense differential (e.g., Rule 12b-1 fees) between class A shares and the newer class shares. If differences in expenses were reflected, the returns for the periods prior to the inception of the new class of shares would be lower.

(2) Index performance is from April 30, 1995.

(3) Inception date of class A shares (oldest existing share class).

--------------------------------------------------------------------------------
INVESTMENT PORTFOLIO
Newport Tiger Fund, Variable Series/June 30, 2001 (Unaudited)
--------------------------------------------------------------------------------

                             SHARES         VALUE
                           -----------   -----------
COMMON STOCKS--90.7%
CONSTRUCTION--1.4%
SPECIAL TRADE CONTRACTORS--1.4%
Zhejiang Expressway Co.,
  Ltd. Class H...........   2,416,000    $   588,520
                                         -----------
FINANCE, INSURANCE & REAL ESTATE--36.8%
CONSUMER FINANCE--2.3%
Housing Development
  Finance Corp., Ltd. ...      66,080        935,501
                                         -----------
DEPOSITORY INSTITUTIONS--11.4%
DBS Bank, Ltd. ..........     253,638      1,863,860
HSBC Holdings PLC........     141,594      1,687,399
Hang Seng Bank, Ltd. ....     110,200      1,130,271
                                         -----------
                                           4,681,530
                                         -----------
HOLDING COMPANIES--10.9%
Citic Pacific, Ltd. .....     273,000        845,261
Hutchison Whampoa,
  Ltd. ..................     189,500      1,913,246
Singapore Technologies
  Engineering, Ltd. .....   1,205,000      1,704,908
Swire Pacific, Ltd.,
  Series A...............         500          2,590
                                         -----------
                                           4,466,005
                                         -----------
REAL ESTATE--12.2%
Cheung Kong Holdings,
  Ltd. ..................     181,000      1,972,461
City Developments,
  Ltd. ..................     284,000      1,097,998
Sun Hung Kai Properties,
  Ltd. ..................     218,000      1,963,423
                                         -----------
                                           5,033,882
                                         -----------
MANUFACTURING--12.1%
CHEMICALS & ALLIED PRODUCTS--1.5%
Nestle India, Ltd. ......      50,200        595,485
                                         -----------
ELECTRONIC COMPONENTS--3.8%
Samsung Electronics......       9,050      1,338,682
United Microelectronics
  Corp., Ltd. ...........     180,000        239,267
                                         -----------
                                           1,577,949
                                         -----------
MEASURING & ANALYZING INSTRUMENTS--1.8%
Venture
Manufacturing (Singapore),
  Ltd. ..................     108,000        716,644
                                         -----------
PRINTING & PUBLISHING--5.0%
Singapore Press Holdings,
  Ltd. ..................     153,164      1,679,890
South China Morning Post,
  Ltd. ..................     584,000        385,595
                                         -----------
                                           2,065,485
                                         -----------
MINING & ENERGY--1.9%
OIL & GAS EXTRACTION--1.9%
PetroChina Co., Ltd.
  Class H................   3,668,000        761,825
                                         -----------
RETAIL TRADE--3.5%
APPAREL & ACCESSORY STORES--2.6%
Giordano International,
  Ltd. ..................   2,034,000      1,056,129
                                         -----------
FOOD STORES--0.9%
President Chain Store
  Corp. .................     182,082        394,564
                                         -----------

                             SHARES         VALUE
                           -----------   -----------
SERVICES--7.3%
COMPUTER RELATED SERVICES--1.2%
Datacraft Asia, Ltd. ....     120,640    $   492,211
                                         -----------
COMPUTER SOFTWARE--6.1%
Infosys Technologies,
  Ltd. ..................      10,000        799,607
Taiwan Semiconductor
  Manufacturing Company
  (a)....................     919,674      1,712,017
                                         -----------
                                           2,511,624
                                         -----------
TRANSPORTATION, COMMUNICATIONS, ELECTRIC, GAS &
  SANITARY SERVICES--20.4%
AIR TRANSPORTATION--2.1%
China Unicom, Ltd. (a)...     498,000        868,319
                                         -----------
COMMUNICATION SERVICES--6.5%
China Telecom, Ltd.
  (a) ...................     420,500      2,245,470
Korea Telecom Corp.
  ADR....................      20,300        446,194
                                         -----------
                                           2,691,664
                                         -----------
ELECTRIC SERVICES--3.8%
Huaneng Power
  International, Inc. ...   2,550,000      1,561,078
                                         -----------
GAS SERVICES--6.9%
Hong Kong & China Gas
  Co., Ltd. .............   2,251,003      2,828,219
                                         -----------
TELECOMMUNICATIONS--1.1%
SK Telecom Co., Ltd. ....       3,000        442,606
                                         -----------
WHOLESALE TRADE--7.3%
DURABLE GOODS--7.3%
Johnson Electric
  Holdings, Ltd. ........     856,000      1,174,271
Li & Fung, Ltd. .........   1,112,000      1,824,843
                                         -----------
                                           2,999,114
                                         -----------
TOTAL COMMON STOCKS
  (cost of $32,077,268)...............    37,268,354
                                         -----------

                                      PAR
                                  -----------
SHORT-TERM OBLIGATION--4.2%
Repurchase agreement with SBC
  Warburg, Ltd., dated 6/29/01,
  due 7/2/01 at 3.950%,
  collateralized by U.S.
  Treasury Notes with various
  maturities to 2026, market
  value $1,771,468 (Repurchase
  proceeds $1,741,573) (cost of
  $1,741,000)...................  $1,741,000      1,741,000
                                                -----------
TOTAL INVESTMENTS
  (cost of $33,818,268) (b)..................    39,009,354
OTHER ASSETS & LIABILITIES, NET--5.1%........     2,095,968
                                                -----------
NET ASSETS--100.0%...........................   $41,105,322
                                                ===========

NOTES TO INVESTMENT PORTFOLIO:

(a) Non-income producing.
(b) Cost for both financial statement and federal income tax purposes is the same.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
INVESTMENT PORTFOLIO (CONTINUED)
Newport Tiger Fund, Variable Series/June 30, 2001 (Unaudited)
--------------------------------------------------------------------------------

  SUMMARY OF SECURITIES                      % OF TOTAL
        BY COUNTRY               VALUE       INVESTMENTS
  ---------------------       -----------    -----------
Hong Kong                     $22,808,919        58.5%
Singapore                       7,063,301        18.1
United States                   2,679,405         6.9
Taiwan                          2,345,849         6.0
India                           2,330,592         6.0
Korea                           1,781,288         4.5
                              -----------       -----
                              $39,009,354       100.0%
                              -----------       -----

Certain securities are listed by country of underlying exposure but may trade predominantly on other exchanges.

ACRONYM               NAME
-------               ----
  ADR      American Depositary Receipt

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
Newport Tiger Fund, Variable Series / June 30, 2001 (Unaudited)
--------------------------------------------------------------------------------

ASSETS:
Investments, at value (cost of $33,818,268).................    $ 39,009,354
Cash........................................................             305
Foreign currencies (cost of $1,714,287).....................       1,636,348
Receivable for:
  Investments sold..........................................         499,491
  Dividends.................................................          82,401
  Deferred Trustees' compensation plan......................           2,017
Other assets................................................           8,154
                                                                ------------
    TOTAL ASSETS............................................      41,238,070
                                                                ------------
LIABILITIES:
Payable for:
  Investments purchased.....................................          74,311
  Management fee............................................          29,550
  Bookkeeping fee...........................................           2,219
  Trustees' fee.............................................           1,626
  Custody fee...............................................           4,577
  Deferred Trustees' fee....................................           2,017
Other liabilities...........................................          18,448
                                                                ------------
    TOTAL LIABILITIES.......................................         132,748
                                                                ------------
NET ASSETS..................................................    $ 41,105,322
                                                                ============
COMPOSITION OF NET ASSETS:
Paid in capital.............................................    $ 46,785,131
Undistributed net investment income.........................         394,000
Accumulated net realized loss...............................     (11,167,639)
Net unrealized appreciation (depreciation) on:
    Investments.............................................       5,191,086
    Foreign currency translations...........................         (97,256)
                                                                ------------
NET ASSETS..................................................    $ 41,105,322
                                                                ============
NET ASSET VALUE PER SHARE--CLASS A
  ($39,127,751/20,252,732)..................................           $1.93
                                                                       -----
                                                                       -----
NET ASSET VALUE PER SHARE--CLASS B ($1,977,571/1,014,311)...           $1.95
                                                                       -----
                                                                       -----

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
For the Six Months Ended June 30, 2001 (Unaudited)
--------------------------------------------------------------------------------

INVESTMENT INCOME:
  Dividend income...........................................    $    620,427
  Interest income...........................................          33,672
                                                                ------------
    Total Investment Income (net of foreign taxes withheld
     of $63,531)............................................         654,099
EXPENSES:
  Management fee............................................         193,259
  Distribution fee--Class B.................................           1,500
  Bookkeeping fee...........................................          13,516
  Trustees' fee.............................................           3,252
  Custody fee...............................................          27,459
  Other expenses............................................          17,613
                                                                ------------
    Total Expenses..........................................         256,599
                                                                ------------
Net Investment Income.......................................         397,500
                                                                ------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
  FOREIGN CURRENCY:
Net realized gain (loss) on:
  Investments...............................................      (2,169,606)
  Foreign currency transactions.............................         (29,379)
                                                                ------------
    Net realized loss.......................................      (2,198,985)
                                                                ------------
Net change in unrealized appreciation/depreciation on:
  Investments...............................................      (2,627,234)
  Foreign currency translations.............................         (96,208)
                                                                ------------
    Net change in unrealized appreciation/depreciation......      (2,723,442)
                                                                ------------
Net Loss....................................................      (4,922,427)
                                                                ------------
Decrease in Net Assets from Operations......................    $ (4,524,927)
                                                                ============

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
Newport Tiger Fund, Variable Series
--------------------------------------------------------------------------------

                                                              (UNAUDITED)
                                                               SIX MONTHS         YEAR
                                                                 ENDED           ENDED
                                                                JUNE 30,      DECEMBER 31,
INCREASE (DECREASE) IN NET ASSETS:                                2001          2000(a)
----------------------------------                            ------------    ------------
OPERATIONS:
Net investment income.......................................  $    397,500    $    394,391
Net realized gain (loss) on investments and foreign currency
  transactions..............................................    (2,198,985)        398,647
Net change in unrealized appreciation/depreciation on
  investments and foreign currency translations.............    (2,723,442)     (8,485,337)
                                                              ------------    ------------
    Net Decrease from Operations............................    (4,524,927)     (7,692,299)
                                                              ------------    ------------
DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income--Class A.........................            --        (370,572)
From net investment income--Class B.........................            --          (5,179)
In excess of net investment income--Class A.................            --         (41,733)
In excess of net investment income--Class B.................            --            (583)
                                                              ------------    ------------
    Total Distributions Declared to Shareholders............            --        (418,067)
                                                              ------------    ------------
SHARE TRANSACTIONS:
Subscriptions--Class A......................................    47,305,068      69,966,835
Distributions reinvested--Class A...........................            --         412,305
Redemptions--Class A........................................   (47,851,722)    (64,018,247)
                                                              ------------    ------------
  Net Increase (Decrease)--Class A..........................      (546,654)      6,360,893
                                                              ------------    ------------
Subscriptions--Class B......................................    25,654,795      13,880,502
Distributions reinvested--Class B...........................            --           5,762
Redemptions--Class B........................................   (24,468,182)    (13,271,258)
                                                              ------------    ------------
  Net Increase--Class B.....................................     1,186,613         615,006
                                                              ------------    ------------
Net Increase from Share Transactions........................       639,959       6,975,899
                                                              ------------    ------------
Total Decrease in Net Assets................................    (3,884,968)     (1,134,467)
NET ASSETS:
Beginning of period.........................................    44,990,290      46,124,757
                                                              ------------    ------------
End of period (including undistributed net investment income and overdistributed net investment income of $394,000 and
  ($3,500), respectively)...................................  $ 41,105,322    $ 44,990,290
                                                              ============    ============
CHANGES IN SHARES OF BENEFICIAL INTEREST:
Subscriptions--Class A......................................    22,977,354      28,228,320
Issued for reinvestment of distributions--Class A...........            --         192,666
Redemptions--Class A........................................   (22,971,545)    (25,758,272)
                                                              ------------    ------------
  Net Increase--Class A.....................................         5,809       2,662,714
                                                              ------------    ------------
Subscriptions--Class B......................................    12,277,658       5,954,019
Issued for reinvestment of distributions--Class B...........       247,136           2,693
Redemptions--Class B........................................   (11,804,947)     (5,662,248)
                                                              ------------    ------------
  Net Increase--Class B.....................................       719,847         294,464
                                                              ------------    ------------
Net Increase in Shares of Beneficial Interest...............       725,656       2,957,178
                                                              ------------    ------------

(a) Class B shares were initially offered on June 1, 2000.

                       See Notes to Financial Statements.

                   NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

NOTE 1. ORGANIZATION AND ACCOUNTING POLICIES

  ORGANIZATION--Newport Tiger Fund, Variable Series (the "Fund"), a series of Liberty Variable Investment Trust (the "Trust"), is a diversified portfolio of a Massachusetts business trust, registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund's investment objective is to seek total long-term capital appreciation. The Fund's capitalization consists of an unlimited number of shares of beneficial interest without par value that represent a separate series of the Trust. The Fund offers two classes of shares: Class A and Class B. Class B shares are subject to an annual distribution fee. Each share of a Fund represents an equal proportionate beneficial interest in that Fund and, when issued and outstanding, is fully paid and nonassessable. Shareholders would be entitled to share proportionally in the net assets of the Fund available for distribution to shareholders upon liquidation of the Fund. Shares of the Fund are available and are being marketed exclusively as a pooled funding vehicle for variable annuity contracts ("VA contracts") and Variable Life Insurance Policies ("VLI Policies") offered by the separate accounts of the life insurance companies ("Participating Insurance Companies"). Certain Participating Insurance Companies are affiliated with the Investment Advisor and sub-advisers to the Fund ("Affiliated Participating Insurance Companies"). Such Affiliated Participating Insurance Companies are Keyport Life Insurance Company ("Keyport"), Keyport Benefit Life Insurance Company ("Keyport Benefit"), Independence Life & Annuity Company ("Independence") and Liberty Life Assurance Company of Boston ("Liberty Life"). The Participating Insurance Companies and their separate accounts own all the shares of the Fund. Liberty Advisory Services Corp. (the "Manager") ("LASC"), provides investment management and advisory services to the Fund pursuant to its Management Agreement with the Trust. LASC has appointed Newport Fund Management, Inc. ("Newport"), an affiliate of the Manager, as Sub-Advisor to the Fund. LASC has delegated various administrative matters to Colonial Management Associates, Inc. ("Colonial"). Colonial also provides pricing and bookkeeping services to the Fund. Liberty Funds Distributor, Inc. ("LFD") serves as the principal underwriter of the Fund. The Manager, Colonial, Newport, LFD, Keyport, Keyport Benefit and Independence are wholly-owned indirect subsidiaries of Liberty Financial Companies, Inc. ("LFC"). As of June 30, 2001, Liberty Mutual Insurance Companies ("Liberty Mutual") owned approximately 70.46% of the outstanding voting shares of LFC. Liberty Life is a subsidiary of Liberty Mutual.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

  SECURITY VALUATION AND TRANSACTIONS--Equity securities generally are valued at the last sale price or, in the case of unlisted or listed securities for which there were no sales during the day, at current quoted bid prices.

Forward currency contracts are valued based on the weighted value of the exchange traded contracts with similar durations.

Short-term obligations with a maturity of 60 days or less are valued at amortized cost.

The value of all assets and liabilities quoted in foreign currencies is translated into U.S. dollars at that day's exchange rates.

Portfolio positions for which market quotations are not readily available are valued at fair value under procedures approved by the Trustees.

Security transactions are accounted for on the date the securities are purchased, sold or mature.

Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

  DETERMINATION OF CLASS NET ASSET VALUES AND FINANCIAL HIGHLIGHTS--All income, expenses (other than the Class B distribution fee), and realized and unrealized gains (losses) are allocated to each class proportionately on a daily basis for purposes of determining the net asset value of each class.

The per share data was calculated using average shares outstanding during the period. In addition, Class B net investment income per share data and ratios reflect the distribution fees applicable to Class B shares only.

  FEDERAL INCOME TAXES--Consistent with the Fund's policy to qualify as a regulated investment company and to distribute all of its taxable income, no federal income tax has been accrued.

  DISTRIBUTIONS TO SHAREHOLDERS--The Fund intends to distribute as income dividends or capital gains distributions, at least annually, substantially all of its net investment income and net profits realized from the sale of investments. All dividends and distributions are reinvested in additional shares of the Fund at net asset value as of the record date of the distribution. Income and capital gain distributions are determined in accordance with federal income tax regulations.

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

  FOREIGN CURRENCY TRANSACTIONS--Net realized and unrealized gains (losses) on foreign currency transactions includes gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency, and currency gains (losses) between the accrual and payment dates on dividends and interest income and foreign withholding taxes.

The Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments.

  FORWARD CURRENCY CONTRACTS--The Fund may enter into forward currency contracts to purchase or sell foreign currencies at predetermined exchange rates in connection with the settlement of purchases and sales of securities. The Fund may also enter into forward currency contracts to hedge certain other foreign currency denominated assets. The contracts are used to minimize the exposure to foreign exchange rate fluctuations during the period between trade and settlement date of the contracts. All contracts are marked-to-market daily, resulting in unrealized gains (losses) which become realized at the time the forward currency contracts are closed or mature. Realized and unrealized gains (losses) arising from such transactions are included in net realized and unrealized gains (losses) on foreign currency transactions. Forward currency contracts do not eliminate fluctuations in the prices of the Fund's portfolio securities. While the maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened, exposure is typically limited to the change in value of the contract (in U.S. dollars) over the period it remains open. Risks may also arise if counterparties fail to perform their obligations under the contracts.

  OTHER--Interest and dividend income is recorded on the accrual basis. Corporate actions are recorded on ex-date (except for certain foreign securities which are recorded as soon after ex-date as the Fund becomes aware of such), net of nonrebatable tax withholdings. Where a high level of uncertainty as to collection exists, income on securities is recorded net of all tax withholdings with any rebates recorded when received.

The Fund's custodian takes possession through the federal book-entry system of securities collateralizing repurchase agreements. Collateral is marked-to-market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund. The Fund may experience costs and delays in liquidating the collateral if the issuer defaults or enters bankruptcy.

NOTE 2. FEES AND COMPENSATION PAID TO AFFILIATES

  MANAGEMENT AND SUB-ADVISORY FEES--The Manager receives a monthly fee equal to 0.90% annually of the Fund's average daily net assets. The Manager, out of the management fee it receives, pays Newport a monthly sub-advisory fee equal to 0.70% annually of the Fund's average daily net assets.

  BOOKKEEPING FEE--Colonial provides bookkeeping and pricing services for a monthly fee equal to $27,000 annually plus 0.040% of the Fund's average net assets over $50 million.

  TRANSFER AGENT FEE--Liberty Funds Services, Inc. (the "Transfer Agent"), an affiliate of the Manager, provides shareholder services for an annual rate of $7,500.

  DISTRIBUTION FEE--The Fund has adopted a 12b-1 plan which requires it to pay LFD a monthly distribution fee totaling 0.25% annually on Class B net assets as of the 20th of each month.

  OTHER--The Fund pays no compensation to its officers, all of whom are employees of Colonial.

The Fund's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

NOTE 3. PORTFOLIO INFORMATION

  INVESTMENT ACTIVITY--During the six months ended June 30, 2001, purchases and sales of investments, other than short term obligations, were $4,750,063 and $7,215,933, respectively.

Unrealized appreciation (depreciation) at June 30, 2001, based on cost of investments for both financial statement and federal income tax purposes was:

Gross unrealized
  appreciation                $ 9,788,435
Gross unrealized
  depreciation                 (4,597,349)
                              -----------
  Net unrealized
     appreciation             $ 5,191,086
                              ===========

  CAPITAL LOSS CARRYFORWARDS--At December 31, 2000, capital loss carryforwards available (to the extent provided in regulations) to offset future realized gains were approximately as follows:

           YEAR OF             CAPITAL LOSS
         EXPIRATION            CARRYFORWARD
         ----------            ------------
  2005                          $2,191,000
  2006                           5,727,000
  2007                           1,051,000
                                ----------
                                $8,969,000
                                ----------

  OTHER--There are certain additional risks involved when investing in foreign securities that are not inherent with investments in domestic securities. These risks may involve foreign currency exchange rate fluctuations, adverse political and economic developments and the possible prevention of foreign currency exchange or the imposition of other foreign governmental laws or restrictions.

The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
Newport Tiger Fund, Variable Series--Class B Shares
--------------------------------------------------------------------------------

                                                              (UNAUDITED)
                                                              SIX MONTHS        PERIOD
                                                                 ENDED          ENDED
                                                               JUNE 30,      DECEMBER 31,
                                                                 2001          2000(a)
                                                              -----------    ------------
NET ASSET VALUE, BEGINNING OF PERIOD........................    $  2.19         $ 2.35
                                                                -------         ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (b)...................................       0.02             --(c)
Net realized and unrealized loss on investments.............      (0.26)         (0.14)
                                                                -------         ------
     Total from Investment Operations.......................      (0.24)         (0.14)
                                                                -------         ------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income..................................         --          (0.02)
In excess of net investment income..........................         --             --(c)
                                                                -------         ------
     Total Distributions Declared to Shareholders...........         --          (0.02)
                                                                -------         ------
NET ASSET VALUE, END OF PERIOD..............................    $  1.95         $ 2.19
                                                                =======         ======
Total return (d)(e)(f)......................................     (10.96)%        (5.94)%
RATIOS TO AVERAGE NET ASSETS:
Expenses (g)(h).............................................       1.44%          1.47%
Net investment income (g)(h)................................       1.61%          0.11%
Portfolio turnover rate (f).................................         11%            22%
Net assets, end of period (000's)...........................    $ 1,978         $  644

(a) Class B Shares were initially offered on June 1, 2000.
(b) Per share data was calculated using average shares outstanding during the period.
(c) Rounds to less than $0.01.
(d) Total return at net asset value assuming all distributions reinvested.
(e) Total return figure does not include insurance company charges associated with a variable annuity. If included, total return would be reduced.
(f) Not annualized.
(g) The benefits derived from custody credits and directed brokerage arrangements had no impact.
(h) Annualized.

--------------------------------------------------------------------------------
PORTFOLIO MANAGERS' DISCUSSION
Rydex Financial Services Fund, Variable Series / June 30, 2001
--------------------------------------------------------------------------------

   Rydex Financial Services Fund, Variable Series seeks capital appreciation.

   The fund is managed by a team of professionals at Rydex Global Advisors.

A WEAK MARKET ENVIRONMENT
During the first half of 2001, the financial services sector declined 2.53% as measured by the S&P Financial Services Index.(1) The broader market as measured by the S&P 500 Index(2) suffered greater losses, declining 6.69% for the six months. Stronger performance from bank stocks, particularly money center banks, shored up overall sector returns. The S&P Bank Composite posted a 3.47% return. Banking stocks benefited from a falling interest rate environment, which boosted their net interest margins. However, other parts of the sector performed weakly as a slowing economy had a negative impact on credit trends and the reverberations from a falling equity market were felt. Insurance companies, for example, experienced a round of profit taking with the S&P Insurance Composite declining 5.51%. The fund's performance reflected the overall poor performance of the market.

INTEREST RATES DECLINE. CONSOLIDATION CONTINUES
In an effort to stimulate a slowing economy, the Federal Reserve Board moved six times to ease interest rates during the first half of the year. While mortgage banking and fixed income underwriting benefited from a lower interest rate environment, a weaker economy and declining stock market worked to offset these gains. Slower commercial loan growth, higher credit costs, weaker equity market-related revenues and broadening credit quality deterioration weighed heavily on the financial services sector.

     Consolidation, however, continued to roll forward with over $90 billion in announced merger and acquisition activity. Some of the more notable deals included American International's bid for American General Corp., First Union's merger with Wachovia, and Washington Mutual's acquisition of Dime Bancorp, Inc. The fund has holdings in all the aforementioned companies except for Dime Bancorp.(3)

OUR APPROACH
In defining the fund's investment universe, we consider a company's exposure to the financial services sector based on sales, assets and earnings.
We then select companies that we feel that in aggregate best represent the financial services sector. The desired end result is a portfolio that offers a pure play on financial services stocks with a high degree of correlation to the sector.

WHAT LIES AHEAD
The financial services sector has already begun to feel the effects of the economic slowdown. In the near term, this trend should continue with weaker loan growth and further deterioration in credit quality likely, especially if the economy enters into a state of recession. As the signs of an economic recovery become more apparent, credit trends should reverse and loan activity, especially on the commercial end, should pick up.

     In the longer term, we believe that consolidation will continue to mark the sector's landscape. In the banking industry, cost cutting appears to have nearly run its course in terms of earnings improvement. We believe banks may instead look to acquisitions in order to fuel future growth. Additionally, the passage of financial service reforms has further blurred the lines between the sector's various industries. Mergers and acquisitions are likely to be powerful tools for gaining the right product arsenal, competitive advantage and entry into new areas of growth as banks, brokerage and asset management firms, and insurance companies move to a more level playing ground.
                       ---------------------------------

The fund's primary risks include equity and market risk, as well as risk inherent in investing in the securities of a limited number of issuers conducting business in the financial services sector. As a non-diversified portfolio, the fund may invest a significant percentage of its assets in a single issuer. It may have increased risk compared to a more diversified fund.

Holdings are disclosed as a percentage of net assets as of June 30, 2001, and are subject to change.

(1) Index definition is on the next page.

(2) The S&P (Standard & Poor's) 500 Index is an unmanaged index that tracks the performance of 500 widely held, large-capitalization US stocks. Indexes are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index.

(3 )American International (9.2% of net assets), American General Corp. (2.6% of net assets), First Union (2.1% of net assets), Wachovia (1.4% of net assets) and Washington Mutual Inc. (2.2% of net assets).

--------------------------------------------------------------------------------
FUND PERFORMANCE
Rydex Financial Services Fund, Variable Series / June 30, 2001
--------------------------------------------------------------------------------

                                                           CLASS B
---------------------------------------------------------------------
Inception date                                             5/30/00
Net asset value per share as of 12/31/00 ($)                 14.50
Net asset value per share as of 6/30/01 ($)                  13.64
---------------------------------------------------------------------

            AVERAGE ANNUAL TOTAL RETURN AS OF JUNE 30, 2001 (%)
---------------------------------------------------------------------------
                                      6-MONTH                      LIFE OF
                                    (CUMULATIVE)      1-YEAR        FUND
Class B                                 -5.93          19.34        13.32
S&P Financial Services Index            -2.53          23.51      14.82(1)
---------------------------------------------------------------------------

                    CHANGE IN VALUE OF A $10,000 INVESTMENT
               CLASS B SHARES VS. S&P FINANCIAL SERVICES INDEX(1)

                             5/30/2000 - 6/30/2001

                                                                       CLASS B SHARES             S & P FINANCIAL SERVICES INDEX
                                                                       --------------             ------------------------------
                                                                         10000.00                            10000.00
6/00                                                                      9599.87                             9405.00
                                                                         10424.50                            10373.70
                                                                         11499.30                            11357.10
9/00                                                                     11840.80                            11632.00
                                                                         11774.50                            11597.10
                                                                         11165.70                            10929.10
12/00                                                                    12178.50                            11916.00
                                                                         11909.30                            11883.80
                                                                         11187.60                            11104.20
3/01                                                                     10868.80                            10768.90
                                                                         11179.60                            11168.40
                                                                         11574.30                            11618.50
6/01                                                                     11457.00                            11613.90

PAST PERFORMANCE CANNOT PREDICT FUTURE INVESTMENT RESULTS. SHARE PRICE AND INVESTMENT RETURN WILL VARY, SO YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. Total return performance includes changes in share price and reinvestment of all distributions. The S&P (Standard & Poor's) Financial Services Index is an unmanaged index that tracks the performance of domestic financial services stocks. Indexes are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index.

MUTUAL FUND PERFORMANCE CHANGES OVER TIME. CURRENT RETURNS FOR THE FUND MAY BE DIFFERENT THAN THAT SHOWN.

Performance numbers reflect all fund expenses, but do not include any insurance charges imposed by your insurance company's separate accounts. If performance included the effect of these additional charges, it would be lower.

(1) Index performance is from May 31, 2000.

--------------------------------------------------------------------------------
INVESTMENT PORTFOLIO
Rydex Financial Services Fund, Variable Series / June 30, 2001 (Unaudited)
--------------------------------------------------------------------------------

                                   SHARES         VALUE
                                ------------   ------------
COMMON STOCKS--98.3%
FINANCE, INSURANCE & REAL ESTATE--98.3%
DEPOSITORY INSTITUTIONS--42.5%
BB&T Corp. ....................    1,440        $   52,848
Banc One Corp. ................    2,800           100,240
Bank of New York Co., Inc. ....    2,020            96,960
BankAmerica Corp. .............    2,792           167,604
Comerica, Inc. ................    1,300            74,880
Fifth Third Bancorp............    1,185            71,159
First Union Corp. .............    2,420            84,555
FleetBoston Financial Corp. ...    2,765           109,079
Golden West Financial Corp. ...      600            38,544
J.P. Morgan Chase & Co. .......    4,011           178,891
KeyCorp........................    1,950            50,798
MBNA Corp. ....................    1,170            38,552
National City Corp. ...........    1,740            53,557
Northern Trust Corp. ..........    1,250            78,125
State Street Corp. ............    1,240            61,368
Suntrust Banks, Inc. ..........    1,010            65,428
U.S. Bancorp...................    3,530            80,449
Wachovia Corp. ................      790            56,209
Washington Mutual, Inc. .......    2,300            86,365
Wells Fargo & Co. .............    2,970           137,897
                                                ----------
                                                 1,683,508
                                                ----------
FINANCIAL SERVICES--3.0%
Cincinnati Financial Corp. ....      800            31,600
The Goldman Sachs Group,
  Inc. ........................      540            46,332
Lehman Brothers Holdings,
  Inc. ........................      500            38,875
                                                ----------
                                                   116,807
                                                ----------
INSURANCE AGENTS & BROKERS--1.5%
Marsh & McLennan Companies,
  Inc. ........................      590            59,590
                                                ----------
INSURANCE CARRIERS--29.6%
Allstate Corp. ................    1,755            77,202
American General Corp. ........    2,200           102,190
American International Group,
  Inc. ........................    4,245           365,070
Aon Corp. .....................      500            17,500
CIGNA Corp. ...................      530            50,785
Chubb Corp. ...................      500            38,715
Citigroup, Inc. ...............    3,514           185,680
ITT Hartford Group, Inc. ......      570            38,988
Loews Corp. ...................      650            41,880
MGIC Investment Corp. .........      450            32,688
Mellon Financial Corp. ........    1,890            86,940
National Commerce Financial
  Corp. .......................    1,600            38,992
The Progressive Corp. .........      250            33,798
St. Paul Companies, Inc. ......    1,240            62,856
                                                ----------
                                                 1,173,284
                                                ----------

                                   SHARES         VALUE
                                ------------   ------------
NON-DEPOSITORY CREDIT INSTITUTIONS--13.4%
American Express Co. ..........    2,230        $   86,524
Capital One Financial Corp. ...      475            28,500
Fannie Mae.....................    2,080           177,112
Freddie Mac....................    1,330            93,100
Household International,
  Inc. ........................    1,440            96,048
Providian Financial Corp. .....      600            35,520
USA Education, Inc. ...........      200            14,600
                                                ----------
                                                   531,404
                                                ----------
REAL ESTATE--0.6%
Radian Group, Inc. ............      600            24,270
                                                ----------
SECURITY BROKERS & DEALERS--7.7%
Charles Schwab Corp. ..........    1,380            21,114
Franklin Resources, Inc. ......    1,040            47,601
Merrill Lynch & Co., Inc. .....    1,820           107,835
Morgan Stanley Dean Witter &
  Co. .........................    1,990           127,813
                                                ----------
                                                   304,363
                                                ----------
TOTAL COMMON STOCKS (cost of $3,778,488)....     3,893,226
                                                ----------

                                    PAR
                                ------------
SHORT-TERM OBLIGATION--1.9%
Repurchase agreement with SBC
  Warburg, Ltd., dated 6/29/01,
  due 7/2/01 at 3.950%,
  collateralized by U.S.
  Treasury Notes with various
  maturities to 2026, market
  value $78,348 (Repurchase
  proceeds $77,025) (cost of
  $77,000).....................      $77,000         77,000
                                               ------------
TOTAL INVESTMENTS (cost of $3,855,488)
  (a).......................................      3,970,226
OTHER ASSETS & LIABILITIES, NET--(0.2)%.....        (11,187)
                                               ------------
NET ASSETS--100.0%..........................   $  3,959,039
                                               ============

NOTES TO INVESTMENT PORTFOLIO:

(a) Cost for both financial statement and federal income tax purposes is the same.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
Rydex Financial Services Fund, Variable Series / June 30, 2001 (Unaudited)
--------------------------------------------------------------------------------

ASSETS:
Investments, at value (cost of $3,855,488)..................    $3,970,226
Cash........................................................           767
Receivable for:
  Dividends.................................................         4,350
  Interest..................................................            17
Other assets................................................        26,817
                                                                ----------
     TOTAL ASSETS...........................................     4,002,177
                                                                ----------
LIABILITIES:
Payable for:
  Investments purchased.....................................        37,256
  Management fee............................................         2,687
  Bookkeeping fee...........................................         2,219
  Trustees' fee.............................................           920
  Custody fee...............................................            56
                                                                ----------
     TOTAL LIABILITIES......................................        43,138
                                                                ----------
NET ASSETS..................................................    $3,959,039
                                                                ==========
COMPOSITION OF NET ASSETS:
Paid in capital.............................................    $3,804,529
Undistributed net investment income.........................         5,344
Accumulated net realized gain...............................        34,428
Net unrealized appreciation on investments..................       114,738
                                                                ----------
NET ASSETS..................................................    $3,959,039
                                                                ==========
NET ASSET VALUE PER SHARE--CLASS A ($114,663/8,399).........        $13.65
                                                                ==========
NET ASSET VALUE PER SHARE--CLASS B ($3,844,376/281,908).....        $13.64
                                                                ==========

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
For the Six Months Ended June 30, 2001 (Unaudited)
--------------------------------------------------------------------------------

INVESTMENT INCOME:
  Dividend income...........................................    $   26,718
  Interest income...........................................         2,119
                                                                ----------
     Total Investment Income................................        28,837
EXPENSES:
  Management fee............................................        13,556
  Distribution fee--Class B.................................         3,855
  Transfer agent fee........................................         3,709
  Bookkeeping fee...........................................        13,370
  Trustees' fee.............................................         1,842
  Custody fee...............................................           338
  Audit fee.................................................         3,189
  Other expenses............................................         1,276
                                                                ----------
     Total Expenses.........................................        41,135
  Fees and expenses waived or reimbursed by Manager.........       (14,219)
  Fees waived by Distributor--Class B.......................        (3,855)
                                                                ----------
  Net Expenses..............................................        23,061
                                                                ----------
Net Investment Income.......................................         5,776
                                                                ----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain on investments............................        34,428
Net change in unrealized appreciation/depreciation on
  investments...............................................      (190,907)
                                                                ----------
Net Loss....................................................      (156,479)
                                                                ----------
Decrease in Net Assets from Operations......................    $ (150,703)
                                                                ==========

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
Rydex Financial Services Fund, Variable Series
--------------------------------------------------------------------------------

                                                                (UNAUDITED)
                                                                SIX MONTHS        PERIOD
                                                                   ENDED          ENDED
                                                                 JUNE 30,      DECEMBER 31,
INCREASE (DECREASE) IN NET ASSETS:                                 2001          2000(a)
----------------------------------                              -----------    ------------
OPERATIONS:
Net investment income.......................................    $    5,776      $    4,967
Net realized gain on investments............................        34,428           8,161
Net change in unrealized appreciation/depreciation on
  investments...............................................      (190,907)        305,645
                                                                ----------      ----------
  Net Increase (Decrease) from Operations...................      (150,703)        318,773
                                                                ----------      ----------
DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income--Class A.........................            --            (225)
From net investment income--Class B.........................            --          (4,741)
In excess of net investment income--Class A.................            --             (46)
In excess of net investment income--Class B.................            --            (963)
From net realized gains--Class A............................            --            (370)
From net realized gains--Class B............................            --          (7,790)
Return of capital--Class A..................................            --            (317)
Return of capital--Class B..................................            --          (6,697)
                                                                ----------      ----------
    Total Distributions Declared to Shareholders............            --         (21,149)
                                                                ----------      ----------
SHARE TRANSACTIONS:
Subscriptions--Class A......................................            --         100,000
Distributions reinvested--Class A...........................            --             958
                                                                ----------      ----------
  Net Increase--Class A.....................................            --         100,958
                                                                ----------      ----------
Subscriptions--Class B......................................     1,576,903       2,407,042
Distributions reinvested--Class B...........................            --          20,191
Redemptions--Class B........................................      (195,038)        (97,938)
                                                                ----------      ----------
  Net Increase--Class B.....................................     1,381,865       2,329,295
                                                                ----------      ----------
  Net Increase from Share Transactions......................     1,381,865       2,430,253
                                                                ----------      ----------
Total Increase in Net Assets................................     1,231,162       2,727,877
NET ASSETS:
Beginning of period.........................................     2,727,877              --
                                                                ----------      ----------
End of period (including undistributed net investment income and overdistributed net investment income of $5,344 and
  ($432), respectively).....................................    $3,959,039      $2,727,877
                                                                ==========      ==========
CHANGES IN SHARES OF BENEFICIAL INTEREST:
Subscriptions--Class A......................................            --           8,333
Issued for distributions reinvested--Class A................            --              66
                                                                ----------      ----------
  Net Increase--Class A.....................................            --           8,399
                                                                ----------      ----------
Subscriptions--Class B......................................       115,555         185,538
Issued for distributions reinvested--Class B................            --           1,395
Redemptions--Class B........................................       (13,357)         (7,223)
                                                                ----------      ----------
  Net Increase--Class B.....................................       102,198         179,710
                                                                ----------      ----------
Net Increase in Shares of Beneficial Interest...............       102,198         188,109
                                                                ----------      ----------

(a) For the period from commencement of operations May 30, 2000 to December 31, 2000.

                       See Notes to Financial Statements.

                   NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

NOTE 1. ORGANIZATION AND ACCOUNTING POLICIES

  ORGANIZATION--Rydex Financial Services Fund, Variable Series (the "Fund"), a series of Liberty Variable Investment Trust (the "Trust"), is a non-diversified portfolio of a Massachusetts business trust, registered under the Investment Company Act of 1940, as amended as an open-end management investment company. The Fund's investment goal is to seek capital appreciation. The Fund's capitalization consists of an unlimited number of shares of beneficial interest without par value that represent a separate series of the Trust. The Fund offers two classes of shares: Class A and Class B. Class B shares are subject to an annual distribution fee. Each share of the Fund represents an equal proportionate beneficial interest in the Fund and, when issued and outstanding, is fully paid and nonassessable. Shareholders would be entitled to share proportionally in the net assets of the Fund available for distribution to shareholders upon liquidation of the Fund. Shares of the Fund are available and are being marketed exclusively as a pooled funding vehicle for variable annuity contracts ("VA contracts") and Variable Life Insurance Policies ("VLI Policies") offered by the separate accounts of the life insurance companies ("Participating Insurance Companies"). Certain Participating Insurance Companies are affiliated with the Investment Advisor and sub-advisers to the Fund ("Affiliated Participating Insurance Companies"). Such Affiliated Participating Insurance Companies are Keyport Life Insurance Company ("Keyport"), Keyport Benefit Life Insurance Company ("Keyport Benefit"), Independence Life & Annuity Company ("Independence") and Liberty Life Assurance Company of Boston ("Liberty Life"). The Participating Insurance Companies and their separate accounts own all the shares of the Fund. Liberty Advisory Services Corp. (the "Manager") ("LASC"), provides investment management and advisory services to the Fund pursuant to its Management Agreement with the Fund. Colonial Management Associates, Inc. ("Colonial") provides sub-advisory services to the Fund. LASC has delegated various administrative matters to Colonial. Colonial also provides pricing and bookkeeping services to the Fund. Liberty Funds Distributor, Inc. ("LFD") serves as the principal underwriter of the Fund. The Manager, Colonial, LFD, Keyport, Keyport Benefit and Independence are wholly-owned indirect subsidiaries of Liberty Financial Companies, Inc. ("LFC"). As of June 30, 2001, Liberty Mutual Insurance Companies ("Liberty Mutual") owned approximately 70.46% of the outstanding voting shares of LFC. Liberty Life is a subsidiary of Liberty Mutual.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

  SECURITY VALUATION AND TRANSACTIONS--Equity securities generally are valued at the last sale price or, in the case of unlisted or listed securities for which there were no sales during the day, at current quoted bid prices.

Short-term obligations with a maturity of 60 days or less are valued at amortized cost.

Portfolio positions for which market quotations are not readily available are valued at fair value under procedures approved by the Trustees.

Security transactions are accounted for on the date the securities are purchased, sold or mature.

Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

  DETERMINATION OF CLASS NET ASSET VALUES AND FINANCIAL HIGHLIGHTS--All income, expenses (other than the Class B distribution fee), and realized and unrealized gains (losses) are allocated to each class proportionately on a daily basis for purposes of determining the net asset value of each class.

The per share data was calculated using average shares outstanding during the period. In addition, Class B net investment income per share data and ratios reflect the distribution fee applicable to Class B shares only.

  FEDERAL INCOME TAXES--Consistent with the Fund's policy to qualify as a regulated investment company and to distribute all of its taxable income, no federal income tax has been accrued.

  DISTRIBUTIONS TO SHAREHOLDERS--The Fund intends to distribute as income dividends or capital gains distributions, at least annually, substantially all of its net investment income and net profits realized from the sale of investments. All dividends and distributions are reinvested in additional shares of the Fund at net asset value as of the record date of the distribution. Income and capital gain distributions are determined in accordance with federal income tax regulations.

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

  OTHER--Interest income is recorded on the accrual basis. Corporate actions and dividend income are recorded on the ex-date.

The Fund's custodian takes possession through the federal book-entry system of securities collateralizing repurchase agreements. Collateral is marked-to-market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund. The Fund may experience costs and delays in liquidating the collateral if the issuer defaults or enters bankruptcy.

NOTE 2. FEES AND COMPENSATION PAID TO AFFILIATES

  MANAGEMENT AND SUB-ADVISORY FEES--The Manager receives a monthly fee equal to 0.85% annually of the Fund's average daily net assets. The Manager, out of the management fee it receives, pays Colonial a monthly sub-advisory fee equal to 0.65% annually of the Fund's average daily net assets.

  BOOKKEEPING FEE--Colonial provides bookkeeping and pricing services for $27,000 per year plus 0.040% of the Fund's average net assets over $50 million.

  TRANSFER AGENT FEE--Liberty Funds Services, Inc. (the "Transfer Agent"), an affiliate of the Manager, provides shareholder services for an annual rate of $7,500.

  DISTRIBUTION FEE--The Fund adopted a 12b-1 plan which requires it to pay LFD a monthly distribution fee totaling 0.25% annually on Class B net assets as of the 20th of each month.

  EXPENSE LIMITS--The Manager and LFD have voluntarily agreed to reimburse all expenses, including management fees and distribution fees, but excluding interest, taxes, brokerage and extraordinary expenses incurred by the Fund in excess of 1.45% of average daily net assets annually. LFD will first reimburse the Class B distribution fee up to 0.25% annually to reach the 1.45% on Class B expenses. If additional reimbursement is needed to meet the limit for each Class, the Manager will then reimburse other expenses to the extent necessary. If additional reimbursement is still needed to reach the expense limit, the Manager will then waive a portion of its management fee to reach the expense limit. This arrangement may be terminated or modified by the Manager or LFD at any time.

  OTHER--The Fund pays no compensation to its officers, all of whom are employees of Colonial.

The Fund's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

NOTE 3. PORTFOLIO INFORMATION

  INVESTMENT ACTIVITY--During the six months ended June 30, 2001, purchases and sales of investments, other than short term obligations, were $2,204,129 and $789,548, respectively.

Unrealized appreciation (depreciation) at June 30, 2001, based on cost of investments for both financial statement and federal income tax purposes was:

Gross unrealized appreciation         $ 262,582
Gross unrealized depreciation          (147,844)
                                      ---------
  Net unrealized appreciation         $ 114,738
                                      =========

  OTHER--The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
Rydex Financial Services Fund, Variable Series--Class B Shares
--------------------------------------------------------------------------------

                                                              (UNAUDITED)
                                                              SIX MONTHS        PERIOD
                                                                 ENDED          ENDED
                                                               JUNE 30,      DECEMBER 31,
                                                                 2001          2000(a)
                                                              -----------    ------------
NET ASSET VALUE, BEGINNING OF PERIOD........................    $14.50          $12.00
                                                                ------          ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (b)...................................      0.02            0.04
Net realized and unrealized gain (loss) on investments......     (0.88)           2.58
                                                                ------          ------
     Total from Investment Operations.......................     (0.86)           2.62
                                                                ------          ------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income..................................        --           (0.02)
In excess of net investment income..........................        --           (0.01)
From net realized gains.....................................        --           (0.05)
Return of capital...........................................        --           (0.04)
                                                                ------          ------
     Total Distributions Declared to Shareholders...........        --           (0.12)
                                                                ------          ------
NET ASSET VALUE, END OF PERIOD..............................    $13.64          $14.50
                                                                ======          ======
Total return (c)(d)(e)(f)...................................     (5.93)%         21.79%
RATIOS TO AVERAGE NET ASSETS:
Expenses (g)(h).............................................      1.45%           1.45%
Net investment income (g)(h)................................      0.36%           0.50%
Waiver/reimbursement (h)....................................      1.15%           3.14%
Portfolio turnover rate (f).................................        25%              4%
Net assets, end of period (000's)...........................    $3,844          $2,606

(a) For the period from commencement of operations May 30, 2000 to December 31, 2000.
(b) Per share data was calculated using average shares outstanding during the period.
(c) Total return at net asset value assuming all distributions reinvested.
(d) Had the Distributor and the Manager not waived or reimbursed a portion of expenses, total return would have been reduced.
(e) Total return figure does not include any insurance company charges associated with a variable annuity. If included, total return would be reduced.
(f) Not annualized.
(g) The benefits derived from custody credits and directed brokerage arrangements had no impact.
(h) Annualized.

--------------------------------------------------------------------------------
PORTFOLIO MANAGERS' DISCUSSION
Rydex Health Care Fund, Variable Series / June 30, 2001
--------------------------------------------------------------------------------

   Rydex Health Care Fund, Variable Series seeks capital appreciation.

   The fund is managed by a team of professionals at Rydex Global Advisors.

     After solid performances in the year 2000, health care stocks--including pharmaceutical, medical products and biotechnology companies--declined in the first half of 2001. Similar to many sectors of the market, most of the damage in the health care sector occurred in the first quarter of 2001, with some issues beginning to regain ground in the second quarter. Fund performance reflected this market bruising.

     Some investors viewed the partial second quarter turnaround as a sign that the economy was in the first stages of an upswing. This belief may have spurred investors to sell their traditionally defensive holdings (such as pharmaceuticals and medical product companies) and buy more growth-oriented companies in the sector.

     Since April, biotechnology stocks have benefited from investors' willingness to buy higher-risk stocks. These stocks have been some of the best performers during this period. Companies that compile genetic data, make tools for gene research or develop drugs based on genetic information led the sector's stronger performance, including Millennium Pharmaceuticals and Human Genome Sciences (each holding is 0.4% of net assets).

     Last year, Pfizer Inc. (12.2% of net assets)--the fund's largest holding--acquired rival drug maker Warner Lambert. With this acquisition Pfizer became the largest pharmaceutical company in the world. Merck (7.3% of net assets), maker of Zocor (for cholesterol) and Vasotec (for hypertension), has announced that it has agreed to buy Rosetta Inpharmatics.

FOCUS ON TRADITIONAL FUNDAMENTALS
Our investment strategy focuses on health care companies that we feel represent industry leadership, business momentum and market share. It emphasizes larger, established names with strong portfolios of patent-protected drugs and sound, healthy pipelines of new products. The selection of companies with high sales, assets and earnings correlation to the sector results in a fund that we feel is representative of the sector and its performance.

INDUSTRY SHOULD BENEFIT AS THE BABY BOOMERS AGE
We believe the long-term outlook for health care is still very positive. As the baby boom generation ages and life expectancies lengthen, demand for pharmaceutical products should continue to increase. According to a Merck-Medco report, prescription drug spending should double over the next five years with highest growth rates among the baby boomers. The increase in spending should be propelled by drugs targeted to the cardiovascular system (hypertension and cholesterol-lowering drugs) and the central nervous system (psychiatric and neurological drugs). Also high on the list of expected expenditures were new medications for pain and arthritis. Acquisitions are expected to continue as drug companies attempt to cut costs and achieve operating synergies by eliminating redundancies in marketing, manufacturing and research and development efforts.

     Fundamentals also continued to support the long-term growth prospects of the biotechnology industry. The scientific advances produced by the biotechnology sector have transformed drug discovery and development--paving the way for novel, breakthrough therapies. Industry expectations for major new drug approvals and FDA filings in 2001 and 2002 may greatly enhance the underlying fundamentals of product-based companies like Amgen (3.6% of net assets) and Genentech (1.3% of net assets). As the sector matures, the pace of new product approvals should continue to accelerate resulting in stronger balance sheets for companies in this vibrant sector.

                       ---------------------------------

The fund's primary risks include equity and market risk, as well as risk inherent in investing in the securities of a limited number of issuers conducting business in the financial services sector. As a non-diversified mutual fund, the fund is allowed to invest a significant percentage of its assets in the securities of a single issuer.

Holdings are disclosed as a percentage of net assets as of June 30, 2001, and are subject to change.

--------------------------------------------------------------------------------
FUND PERFORMANCE
Rydex Health Care Fund, Variable Series / June 30, 2001
--------------------------------------------------------------------------------

                                                           CLASS B
---------------------------------------------------------------------
Inception date                                             5/30/00
Net asset value per share as of 12/31/00 ($)                 14.22
Net asset value per share as of 6/30/01 ($)                  12.38
---------------------------------------------------------------------

            AVERAGE ANNUAL TOTAL RETURN AS OF JUNE 30, 2001 (%)
---------------------------------------------------------------------------
                                      6-MONTH                      LIFE OF
                                    (CUMULATIVE)      1-YEAR        FUND
Class B                                -12.94          -6.64         2.91
S&P Health Care Index                  -15.97          -7.65        -0.08(1)
---------------------------------------------------------------------------

                    CHANGE IN VALUE OF A $10,000 INVESTMENT
                  CLASS B SHARES VS. S&P HEALTH CARE INDEX(1)

GRAPH                        5/30/2000 - 6/30/2001

                                                                       CLASS B SHARES                 S&P HEALTH CARE INDEX
                                                                       --------------                 ---------------------
5/30/00                                                                     10000
5/31/00                                                                     10067                              10000
6/00                                                                      11050.5                              10820
                                                                          10433.9                            10182.7
                                                                          10667.7                            10239.7
                                                                          11084.8                            10731.2
                                                                          11184.5                              11109
                                                                            11510                            11565.5
12/00                                                                     11851.8                            11889.4
                                                                          10884.7                            10912.1
                                                                          11001.2                            10932.8
                                                                          10184.9                              10115
                                                                            10468                            10381.1
                                                                          10626.1                            10490.1
6/01                                                                      10308.3                            9990.74

PAST PERFORMANCE CANNOT PREDICT FUTURE INVESTMENT RESULTS. SHARE PRICE AND INVESTMENT RETURN WILL VARY, SO YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. Total return performance includes changes in share price and reinvestment of all distributions. The S&P (Standard & Poor's) Health Care Index is an unmanaged index that tracks the performance of domestic health care stocks. Indexes are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index.

MUTUAL FUND PERFORMANCE CHANGES OVER TIME. CURRENT RETURNS FOR THE FUND MAY BE DIFFERENT THAN THAT SHOWN.

Performance numbers reflect all fund expenses, but do not include any insurance charges imposed by your insurance company's separate accounts. If performance included the effect of these additional charges, it would be lower.

(1) Index performance is from May 31, 2000.

--------------------------------------------------------------------------------
INVESTMENT PORTFOLIO
Rydex Health Care Fund, Variable Series / June 30, 2001 (Unaudited)
--------------------------------------------------------------------------------

                                   SHARES         VALUE
                                ------------   ------------
COMMON STOCKS--98.8%
CHEMICALS--0.7%
FERTILIZERS & AGRICULTURAL CHEMICALS--0.1%
Syngenta AG ADR (a)............        679      $    7,333
                                                ----------
SPECIALTY CHEMICALS--0.6%
Sigma-Aldrich Corp. ...........        770          29,737
                                                ----------
HEALTH CARE--17.5%
HEALTH CARE DISTRIBUTORS & SERVICES--3.7%
Cardinal Health, Inc. .........      1,597         110,193
Lincare Holdings, Inc. ........      1,600          48,016
McKesson Corp. ................      1,050          38,976
                                                ----------
                                                   197,185
                                                ----------
HEALTH CARE EQUIPMENT--8.7%
Applera Corp.-Applied
  Biosystems Group.............        430          11,503
Baxter International, Inc. ....      2,030          99,470
Beckman Coulter, Inc. .........        300          12,240
Becton, Dickinson & Co. .......        580          20,758
Biomet, Inc. ..................      1,690          81,221
Boston Scientific Corp. (a)....        490           8,330
Guidant Corp. .................      1,000          36,000
Medtronic, Inc. ...............      3,490         160,575
Stryker Corp. .................        720          39,492
                                                ----------
                                                   469,589
                                                ----------
HEALTH CARE FACILITIES--3.2%
HCA-The Healthcare Corp. ......      2,365         106,874
HEALTHSOUTH Corp. .............        670          10,700
Tenet Healthcare Corp. ........      1,095          56,491
                                                ----------
                                                   174,065
                                                ----------
MANAGED HEALTH CARE--1.9%
United Healthcare Corp. .......      1,020          62,985
Wellpoint Health Networks,
  Inc. ........................        410          38,638
                                                ----------
                                                   101,623
                                                ----------
INDUSTRIALS--0.4%
COMMERCIAL SERVICES & SUPPLIES--0.4%
IMS Health, Inc. ..............        680          19,380
                                                ----------
PHARMACEUTICALS & BIOTECHNOLOGY--80.2%
BIOTECHNOLOGY--11.4%
Amgen, Inc. ...................      3,145         190,839
Biogen, Inc. (a)...............        740          40,226
Chiron Corp. (a)...............      1,085          55,335
Genentech, Inc. (a)............      1,240          68,324
Genzyme Corp. (a)..............      1,260          76,860
Human Genome Sciences, Inc.
  (a)..........................        360          21,690
IDEC Pharmaceuticals Corp.
  (a)..........................        600          40,614
Immunex Corp. (a)..............      1,810          32,128
MedImmune, Inc (a).............        850          40,120
Millennium Pharmaceuticals,
  Inc. (a).....................        640          22,771
OLT Therapeutics, Inc. (a).....        500           9,790
Sepracor, Inc. (a).............        400          15,920
                                                ----------
                                                   614,617
                                                ----------

                                   SHARES         VALUE
                                ------------   ------------
PHARMACEUTICALS--68.8%
Abbott Laboratories............      3,850      $  184,838
Allergan, Inc. ................        440          37,620
American Home Products
  Corp. .......................      3,840         224,410
AstraZeneca Group PLC ADR......      3,845         179,754
Aventis S.A. ADR...............      1,930         154,188
Bristol-Myers Squibb Co. ......      4,720         246,856
Elan Corp. PLC ADR.............        860          52,460
Eli Lilly & Co. ...............      3,075         227,550
Forest Laboratories, Inc.
  (a)..........................        760          53,960
GlaxoSmithKline PLC ADR........      4,769         268,018
IVAX Corp. ....................        263          10,257
Johnson & Johnson..............      8,129         406,450
King Pharmaceuticals, Inc. ....        360          19,350
Merck & Co., Inc. .............      6,149         392,983
Novartis AG ADR................      6,495         234,794
Pfizer, Inc. ..................     16,308         653,135
Pharmacia Corp. ...............      3,285         150,946
Schering-Plough Corp. .........      3,513         127,311
Shire Pharmaceuticals Group PLC
  ADR..........................        228          12,654
Teva Pharmaceuticals Industries
  Ltd. ADR.....................        820          51,086
Watson Pharmaceuticals, Inc.
  (a)..........................        140           8,630
                                                ----------
                                                 3,697,250
                                                ----------
TOTAL COMMON STOCKS (cost of $5,464,059)....     5,310,779
                                                ----------

                                    PAR
                                ------------
SHORT-TERM OBLIGATION--2.6%
Repurchase agreement with SBC
  Warburg, Ltd., dated 6/29/01,
  due 7/2/01 at 3.95%,
  collateralized by U.S.
  Treasury Notes with various
  maturities to 2026, market
  value $141,433 (Repurchase
  proceeds $139,046) (cost of
  $139,000)....................     $139,000       139,000
                                                ----------
TOTAL INVESTMENTS (cost of $5,603,059)
  (b).......................................     5,449,779
OTHER ASSETS & LIABILITIES, NET--(1.4)%.....       (74,217)
                                                ----------
NET ASSETS--100.0%..........................    $5,375,562
                                                ==========

NOTES TO INVESTMENT PORTFOLIO:
(a) Non-income producing.
(b) Cost for both financial statement and federal income tax purposes is the same.

ACRONYM             NAME
-------             ----
  ADR    American Depositary Receipt

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
Rydex Health Care Fund, Variable Series / June 30, 2001 (Unaudited)
--------------------------------------------------------------------------------

ASSETS:
Investments, at value (cost of $5,603,059)..................    $5,449,779
Cash........................................................           311
Receivable for:
  Interest..................................................            31
  Dividends.................................................         3,763
  Expense reimbursement due from Manager....................         3,098
Other assets................................................         7,288
                                                                ----------
     TOTAL ASSETS...........................................     5,464,270
                                                                ----------
LIABILITIES:
Payable for:
  Investments purchased.....................................        80,637
  Management fee............................................         4,418
  Bookkeeping fee...........................................         2,219
  Trustees' fee.............................................         1,235
  Custody fee...............................................           199
                                                                ----------
     TOTAL LIABILITIES......................................        88,708
                                                                ----------
NET ASSETS..................................................    $5,375,562
                                                                ==========
COMPOSITION OF NET ASSETS:
Paid in capital.............................................    $5,539,642
Accumulated net investment loss.............................        (8,517)
Accumulated net realized loss...............................        (2,283)
Net unrealized depreciation on investments..................      (153,280)
                                                                ----------
NET ASSETS..................................................    $5,375,562
                                                                ==========
NET ASSET VALUE PER SHARE--CLASS A ($103,257/8,333).........        $12.39
                                                                ==========
NET ASSET VALUE PER SHARE--CLASS B ($5,272,305/425,753).....        $12.38
                                                                ==========

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
For the Six Months Ended June 30, 2001 (Unaudited)
--------------------------------------------------------------------------------

INVESTMENT INCOME:
  Dividend income...........................................    $  22,770
  Interest income...........................................        3,427
                                                                ---------
     Total Investment Income................................       26,197
EXPENSES:
  Management fee............................................       21,379
  Distribution fee--Class B.................................        5,214
  Transfer agent fee........................................        3,778
  Bookkeeping fee...........................................       13,370
  Audit fees................................................        3,685
  Trustees' fee.............................................        2,470
  Custody fee...............................................        1,195
  Other expenses............................................        1,445
                                                                ---------
     Total Expenses.........................................       52,536
  Fees and expenses reimbursed by Manager...................      (13,039)
  Fees waived by Distributor--Class B.......................       (5,214)
                                                                ---------
     Net Expenses...........................................       34,283
                                                                ---------
Net Investment Loss.........................................       (8,086)
                                                                ---------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized loss on investments............................       (2,283)
Net change in unrealized appreciation/depreciation on
  investments...............................................     (498,048)
                                                                ---------
Net Loss....................................................     (500,331)
                                                                ---------
Decrease in Net Assets from Operations......................    $(508,417)
                                                                =========

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
Rydex Health Care Fund, Variable Series
--------------------------------------------------------------------------------

                                                              (UNAUDITED)
                                                              SIX MONTHS        PERIOD
                                                                 ENDED          ENDED
                                                               JUNE 30,      DECEMBER 31,
INCREASE (DECREASE) IN NET ASSETS:                               2001          2000(a)
----------------------------------                            -----------    ------------
OPERATIONS:
Net investment loss.........................................  $   (8,086)     $   (4,013)
Net realized loss on investments............................      (2,283)             --
Net change in unrealized appreciation/depreciation on
  investments...............................................    (498,048)        344,768
                                                              ----------      ----------
  Net Increase (Decrease) from Operations...................    (508,417)        340,755
                                                              ----------      ----------
SHARE TRANSACTIONS:
Subscriptions--Class A......................................          --         100,000
                                                              ----------      ----------
Subscriptions--Class B......................................   2,574,615       3,123,138
Redemptions--Class B........................................    (157,076)        (97,453)
                                                              ----------      ----------
  Net Increase--Class B.....................................   2,417,539       3,025,685
                                                              ----------      ----------
  Net Increase from Share Transactions......................   2,417,539       3,125,685
                                                              ----------      ----------
Total Increase in Net Assets................................   1,909,122       3,466,440
NET ASSETS:
Beginning of period.........................................   3,466,440              --
                                                              ----------      ----------
End of period (including accumulated net investment loss of
  ($8,517) and ($431), respectively)........................  $5,375,562      $3,466,440
                                                              ==========      ==========
CHANGES IN SHARES OF BENEFICIAL INTEREST:
Subscriptions--Class A......................................          --           8,333
                                                              ----------      ----------
Subscriptions--Class B......................................     202,500         242,610
Redemptions--Class B........................................     (12,180)         (7,177)
                                                              ----------      ----------
  Net Increase--Class B.....................................     190,320         235,433
                                                              ----------      ----------
Net Increase in Shares of Beneficial Interest...............     190,320         243,766
                                                              ----------      ----------

(a) For the period from commencement of operations May 30, 2000 to December 31, 2000.

                       See Notes to Financial Statements.

                   NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

NOTE 1. ORGANIZATION AND ACCOUNTING POLICIES

  ORGANIZATION--Rydex Health Care Fund, Variable Series (the "Fund"), a series of Liberty Variable Investment Trust (the "Trust") is a non-diversified portfolio of a Massachusetts business trust, registered under the Investment Company Act of 1940, as amended as an open-end management investment company. The Fund's investment goal is to seek capital appreciation. The Fund's capitalization consists of an unlimited number of shares of beneficial interest without par value that represent a separate series of the Trust. The Fund offers two classes of shares: Class A and Class B. Class B shares are subject to an annual distribution fee. Each share of the Fund represents an equal proportionate beneficial interest in the Fund and, when issued and outstanding, is fully paid and nonassessable. Shareholders would be entitled to share proportionally in the net assets of the Fund available for distribution to shareholders upon liquidation of the Fund. Shares of the Fund are available and are being marketed exclusively as a pooled funding vehicle for variable annuity contracts ("VA contracts") and Variable Life Insurance Policies ("VLI Policies") offered by the separate accounts of the life insurance companies ("Participating Insurance Companies"). Certain Participating Insurance Companies are affiliated with the Investment Advisor and sub-advisers to the Fund ("Affiliated Participating Insurance Companies"). Such Affiliated Participating Insurance Companies are Keyport Life Insurance Company ("Keyport"), Keyport Benefit Life Insurance Company ("Keyport Benefit"), Independence Life & Annuity Company ("Independence") and Liberty Life Assurance Company of Boston ("Liberty Life"). The Participating Insurance Companies and their separate accounts own all the shares of the Fund. Liberty Advisory Services Corp. (the "Manager") ("LASC"), provides investment management and advisory services to the Fund pursuant to its Management Agreement with the Fund. Colonial Management Associates, Inc. ("Colonial") provides sub-advisory services to the Fund. LASC has delegated various administrative matters to Colonial. Colonial also provides pricing and bookkeeping services to the Fund. Liberty Funds Distributor, Inc. ("LFD") serves as the principal underwriter of the Fund. The Manager, Colonial, LFD, Keyport, Keyport Benefit and Independence are wholly-owned indirect subsidiaries of Liberty Financial Companies, Inc. ("LFC"). As of June 30, 2001, Liberty Mutual Insurance Companies ("Liberty Mutual") owned approximately 70.46% of the outstanding voting shares of LFC. Liberty Life is a subsidiary of Liberty Mutual.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

  SECURITY VALUATION AND TRANSACTIONS--Equity securities generally are valued at the last sale price or, in the case of unlisted or listed securities for which there were no sales during the day, at current quoted bid prices.

Short-term obligations with a maturity of 60 days or less are valued at amortized cost.

Portfolio positions for which market quotations are not readily available are valued at fair value under procedures approved by the Trustees.

Security transactions are accounted for on the date the securities are purchased, sold or mature.

Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

  DETERMINATION OF CLASS NET ASSET VALUES AND FINANCIAL HIGHLIGHTS--All income, expenses (other than the Class B distribution fee), and realized and unrealized gains (losses) are allocated to each class proportionately on a daily basis for purposes of determining the net asset value of each class.

The per share data was calculated using average shares outstanding during the period. In addition, Class B net investment income per share data and ratios reflect the distribution fee applicable to Class B shares only.

  FEDERAL INCOME TAXES--Consistent with the Fund's policy to qualify as a regulated investment company and to distribute all of its taxable income, no federal income tax has been accrued.

  DISTRIBUTIONS TO SHAREHOLDERS--The Fund intends to distribute as income dividends or capital gains distributions, at least annually, substantially all of its net investment income and net profits realized from the sale of investments. All dividends and distributions are reinvested in additional shares of the Fund at net asset value as of the record date of the distribution. Income and capital gain distributions are determined in accordance with federal income tax regulations.

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

  OTHER--Interest income is recorded on the accrual basis. Corporate actions and dividend income are recorded on the ex-date.

The Fund's custodian takes possession through the federal book-entry system of securities collateralizing repurchase agreements. Collateral is marked-to-market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund. The Fund may experience costs and delays in liquidating the collateral if the issuer defaults or enters bankruptcy.

NOTE 2. FEES AND COMPENSATION PAID TO AFFILIATES

  MANAGEMENT AND SUB-ADVISORY FEES--The Manager receives a monthly fee equal to 1.00% annually of the Fund's average daily net assets. The Manager, out of the management fee it receives, pays Colonial a monthly sub-advisory fee equal to 0.80% annually of the Fund's average daily net assets.

  BOOKKEEPING FEE--Colonial provides bookkeeping and pricing services for $27,000 per year plus 0.040% of the Fund's average net assets over $50 million.

  TRANSFER AGENT FEE--Liberty Funds Services, Inc. (the "Transfer Agent"), an affiliate of the Manager, provides shareholder services for an annual rate of $7,500.

  DISTRIBUTION FEE--The Fund has adopted a 12b-1 plan which requires it to pay LFD a monthly distribution fee totaling 0.25% annually on Class B net assets as of the 20th of each month.

  EXPENSE LIMITS--The Manager and LFD have voluntarily agreed to reimburse all expenses, including management fees and distribution fees, but excluding interest, taxes, brokerage and extraordinary expenses incurred by the Fund in excess of 1.60% of average daily net assets annually. LFD will first reimburse the Class B distribution fee up to 0.25% annually to reach the 1.60% on Class B expenses. If additional reimbursement is needed to meet the limit for each class, the Manager will then reimburse other expenses to the extent necessary. If additional reimbursement is still needed to reach the expense limit, the Manager will then waive a portion of its management fee to reach the expense limit. This arrangement may be terminated or modified by the Manager or LFD at any time.

  OTHER--The Fund pays no compensation to its officers, all of whom are employees of Colonial.

The Fund's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

NOTE 3. PORTFOLIO INFORMATION

  INVESTMENT ACTIVITY--During the six months ended June 30, 2001, purchases and sales of investments, other than short term obligations, were $2,504,321 and $25,705, respectively.

Unrealized appreciation (depreciation) at June 30, 2001, based on cost of investments for both financial statement and federal income tax purposes was:

Gross unrealized appreciation         $ 278,480
Gross unrealized depreciation          (431,760)
                                      ---------
  Net unrealized depreciation         $(153,280)
                                      =========

  OTHER--The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
Rydex Health Care Fund, Variable Series--Class B Shares
--------------------------------------------------------------------------------

                                                              (UNAUDITED)
                                                              SIX MONTHS        PERIOD
                                                                 ENDED          ENDED
                                                               JUNE 30,      DECEMBER 31,
                                                                 2001          2000(a)
                                                              -----------    ------------
NET ASSET VALUE, BEGINNING OF PERIOD........................    $14.22          $12.00
                                                                ------          ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss (b).....................................     (0.02)          (0.03)
Net realized and unrealized gain (loss) on investments......     (1.82)           2.25
                                                                ------          ------
     Total from Investment Operations.......................     (1.84)           2.22
                                                                ------          ------
NET ASSET VALUE, END OF PERIOD..............................    $12.38          $14.22
                                                                ======          ======
Total return (c)(d)(e)(f)...................................    (12.94)%         18.50%
RATIOS TO AVERAGE NET ASSETS:
Expenses (g)(h).............................................      1.60%           1.60%
Net investment loss (g)(h)..................................     (0.38)%         (0.37)%
Waiver/reimbursement (h)....................................     (0.86)%          2.79%
Portfolio turnover rate (f).................................        47%              0%
Net assets, end of period (000's)...........................    $5,272          $3,347

(a) For the period from commencement of operations May 30, 2000 to December 31, 2000.
(b) Per share data was calculated using average shares outstanding during the period.
(c) Total return at net asset value assuming all distributions reinvested.
(d) Had the Distributor and the Manager not waived or reimbursed a portion of expenses, total return would have been reduced.
(e) Total return figure does not include any insurance company charges associated with a variable annuity. If included, total return would be reduced.
(f) Not annualized.
(g) The benefits derived from custody credits and directed brokerage arrangements had no impact.
(h) Annualized.

LIBERTY VARIABLE INVESTMENT TRUST

      TRUSTEES
      Douglas A. Hacker
      Janet Langford Kelly
      Richard W. Lowry
      Salvatore Macera
      William E. Mayer
      Charles R. Nelson
      John J. Neuhauser
      Joseph R. Palombo
      Thomas E. Stitzel
      Thomas C. Theobald
      Anne-Lee Verville

      INVESTMENT MANAGER
      Liberty Advisory Services Corporation
      125 High Street
      Boston, MA 02110

      ADMINISTRATOR
      Colonial Management Associates Inc.
      One Financial Center
      Boston, MA 02111

      TRANSFER AGENT
      Liberty Funds Services, Inc.
      PO Box 1722
      Boston, MA 02105

[Libertylogo]
              SteinRoe Variable Investment Trust

                                                                          [LOGO]

--------------------------------------------------------------------------------
PORTFOLIO MANAGERS' DISCUSSION
Liberty Federal Securities Fund, Variable Series / June 30, 2001
--------------------------------------------------------------------------------

   Liberty Federal Securities Fund, Variable Series seeks the highest possible level of current income, consistent with the safety of principal and maintenance of liquidity.

   Leslie W. Finnemore, Michael Bissonnette and Ann T. Peterson are co-portfolio managers of the fund. Ms. Finnemore and Mr. Bissonnette are senior vice presidents of Stein Roe & Farnham Incorporated (Stein Roe). Ms. Peterson is a vice president of Stein Roe.

GOOD PERFORMANCE IN FALLING INTEREST RATE ENVIRONMENT
Liberty Federal Securities Fund, Variable Series, formerly Stein Roe Mortgage Securities Fund, Variable Series, performed well amidst generally falling interest rates during the six months ended June 30, 2001. Throughout the period, the yield curve steadily steepened as the Federal Reserve Board lowered interest rates a total of six times, which caused prices on short- and intermediate-term bonds to rise dramatically.

     The fund's focus on duration, a measure of interest rate sensitivity, served the fund well during the period as interest rates declined and bond prices rose. The fund maintained a longer duration throughout the period in anticipation of weaker economic data and lower interest rates. From the end of the year to the end of June, the fund's duration was increased from 3.8 years to
4.2 years. During the period, the fund also lowered its exposure to the mortgage-backed sector while increasing its Treasury bond exposure in order to capitalize on lower interest rates.

FUND NAME CHANGE ADDS FLEXIBILITY
Effective May 1, 2001, the fund's name changed to Liberty Federal Securities Fund, Variable Series. We felt this change is in the best interest of shareholders, as it provides the fund with more flexibility. While the fund will invest primarily in government bonds such as Treasuries, mortgage-backed securities and agency debt, the name change will allow us more flexibility in our allocation of assets across these bond types. Greater diversity among the fund's assets, we believe, should allow us the potential for increased growth and stronger potential returns, as we will be able to position the fund's assets where we feel they are most likely to benefit shareholders.

     In conjunction with our name change, we restructured the portfolio somewhat during the period. One alteration, as suggested by our name change, was to reduce the fund's exposure to agency mortgage-backed securities from about 51% to 40%. In addition, we decreased our allocation to non-agency mortgage- and asset-backed securities from 26% to 18%, and sold off our relatively small position (less than 3%) in corporate securities.

     To reflect the fund's name change and its investment flexibility within the government bond sector, the benchmark for the fund has changed from the Lehman Brothers Mortgage-Backed Index to the Lehman Brothers Intermediate US Government Bond Index.

OUTLOOK CALLS FOR CAUTIOUS OPTIMISM
As we move into the second half of 2001, we feel that the market could be at a turning point. While we have certainly seen indications that the economy has been gaining strength--for example, housing and auto sales have remained strong--there are other areas where the economy displayed clear slowing--the slowing labor market, for instance. Even the recent turnaround in the stock market seems to be a divided issue, with some feeling that the market has come out of its slump and is poised for recovery, while others feel that the current rebound is temporary. Though we are cautiously optimistic, we feel that the current data are insufficient to inspire confidence in a pending economic recovery. Although interest rates might not decline as dramatically as they have over the past six months, the uncertainty of the economy and the financial markets should be positive for high quality bonds. The fund's added investment flexibility will allow us to position the fund's assets where we feel they will most benefit shareholders across a variety of interest rate environments.
                       ---------------------------------

Investing in fixed-income securities offers the potential for attractive current income and total returns, but also involves certain risks. The value and return of your investment may fluctuate as a result of changes in interest rates; the financial strength of issuers of lower-rated bonds; foreign, political and economic developments; and changes in currency exchange rates.

Sector breakdowns are calculated as a percentage of total net assets. Since the fund is actively managed, there can be no guarantee the fund will continue to maintain the same sector breakdowns in the future.

--------------------------------------------------------------------------------
FUND PERFORMANCE
Liberty Federal Securities Fund, Variable Series / June 30, 2001
--------------------------------------------------------------------------------

                                                          CLASS B(1)
---------------------------------------------------------------------
Inception date                                              6/1/00
Net asset value per share as of 12/31/00 ($)                 10.72
Net asset value per share as of 6/30/01 ($)                  10.38
---------------------------------------------------------------------

               AVERAGE ANNUAL TOTAL RETURN AS OF JUNE 30, 2001 (%)
----------------------------------------------------------------------------------
                                   6-MONTH
                                 (CUMULATIVE)     1-YEAR      5-YEAR      10-YEAR
Class B(1)                           2.90          10.31       6.96        7.03
Lehman Brothers Intermediate US
  Government Bond Index              3.43          10.42       6.91        7.14
Lehman Brothers Mortgage-
  Backed Securities Index            3.78          11.28       7.64        7.69

                    CHANGE IN VALUE OF A $10,000 INVESTMENT
  CLASS B SHARES(1) VS. LEHMAN BROTHERS INTERMEDIATE US GOVERNMENT BOND INDEX
              AND LEHMAN BROTHERS MORTGAGE-BACKED SECURITIES INDEX

GRAPH                        6/30/1991 - 6/30/2001

                                                                            LEHMAN BROS. INTERMEDIATE
                                                                               US GOVERNMENT BOND        LEHMAN BROS. MORTGAGE-
                                                     CLASS B SHARES                   INDEX              BACKED SECURITIES INDEX
                                                     --------------         -------------------------    -----------------------
                                                        10000.00                    10000.00                    10000.00
                                                        10513.00                    10475.00                    10547.70
12/91                                                   10996.60                    10979.90                    11017.10
                                                        10859.10                    10864.60                    10922.20
6/92                                                    11281.60                    11286.20                    11360.80
                                                        11618.90                    11780.50                    11699.80
12/92                                                   11651.40                    11741.60                    11783.90
                                                        12026.60                    12180.80                    12133.00
6/93                                                    12220.20                    12419.50                    12358.80
                                                        12299.70                    12681.50                    12477.40
12/93                                                   12382.10                    12700.60                    12590.20
                                                        12162.90                    12465.60                    12297.50
6/94                                                    12077.80                    12395.80                    12228.60
                                                        12163.50                    12491.20                    12334.80
12/94                                                   12187.80                    12478.80                    12387.30
                                                        12752.10                    12997.90                    13036.50
6/95                                                    13382.10                    13604.90                    13716.40
                                                        13657.80                    13815.70                    14004.30
12/95                                                   14105.70                    14277.20                    14468.80
                                                        14008.40                    14180.10                    14404.50
6/96                                                    14091.00                    14275.10                    14519.20
                                                        14382.70                    14520.60                    14816.20
12/96                                                   14768.20                    14856.10                    15242.90
                                                        14753.40                    14853.10                    15262.30
6/97                                                    15263.90                    15267.50                    15840.00
                                                        15714.20                    15658.30                    16304.20
12/97                                                   16103.90                    16004.40                    16689.80
                                                        16321.30                    16246.10                    16963.00
6/98                                                    16655.90                    16546.60                    17254.40
                                                        17165.60                    17319.30                    17710.40
12/98                                                   17198.20                    17362.60                    17851.30
                                                        17282.40                    17315.80                    18027.40
6/99                                                    17197.80                    17281.10                    17946.00
                                                        17366.30                    17455.70                    18112.90
12/99                                                   17383.70                    17446.90                    18182.40
                                                        17654.80                    17733.10                    18433.30
6/00                                                    17887.90                    18055.80                    18849.00
                                                        18442.40                    18539.70                    19457.20
12/00                                                   19176.40                    19275.70                    20212.00
                                                        19675.00                    19854.00                    20764.00
6/01                                                    19730.00                    19937.00                    20976.00

PAST PERFORMANCE CANNOT PREDICT FUTURE INVESTMENT RESULTS. SHARE PRICE AND INVESTMENT RETURN WILL VARY, SO YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. Total return performance includes changes in share price and reinvestment of all distributions. The Lehman Brothers Intermediate US Government Bond Index is an unmanaged index that tracks the performance of investment grade bonds. The Lehman Brothers Mortgage-Backed Securities Index is an unmanaged group of mortgage securities that differs from the composition of the fund. Indexes are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index.

MUTUAL FUND PERFORMANCE CHANGES OVER TIME. CURRENT RETURNS FOR THE FUND MAY BE DIFFERENT THAN THAT SHOWN.

Performance numbers reflect all fund expenses, but do not include any insurance charges imposed by your insurance company's separate accounts. If performance included the effect of these additional charges, it would be lower.

(1) Class B share (newer class shares) performance information includes returns of the fund's class A shares (the oldest existing fund class) for periods prior to the inception of the newer class shares. These class A share returns were not restated to reflect any expense differential (e.g., Rule 12b-1 fees) between class A shares and the newer class shares.

--------------------------------------------------------------------------------
INVESTMENT PORTFOLIO
Liberty Federal Securities Fund, Variable Series / June 30, 2001 (Unaudited)
--------------------------------------------------------------------------------

                                    PAR          VALUE
                                -----------   ------------
U.S. GOVERNMENT AGENCIES & OBLIGATIONS--56.4%
U.S. GOVERNMENT AGENCIES--40.1%
Collateralized Mortgage
  Obligations, American
  Mortgage Trust, 1993-3,
  8.190% 2022.................. $   304,741   $    274,266
                                              ------------
Federal Home Loan Mortgage Corp.:
  7.000% 2026..................     990,802        995,756
  7.500% 2023-2024.............   1,885,438      1,924,993
  8.500% 2006..................      19,979         21,065
  10.500% 2013-2019............     116,921        130,424
  10.750% 2009.................      80,536         90,905
  11.250% 2013-2023............      24,669         27,906
  12.000% 2013-2020............     340,548        387,057
                                              ------------
                                                 3,578,106
                                              ------------
Federal National Mortgage
  Association:
  6.000% 2023-2026.............   5,663,266      5,516,203
  6.500% 2009-2028.............  10,528,046     10,360,573
  7.000% 2011-2029.............   3,808,273      3,824,917
  7.500% 2029..................   2,983,276      3,043,866
  8.500% 2030..................   5,199,644      5,464,462
  9.000% 2005-2020.............      60,530         64,327
  9.250% 2018..................     355,892        389,011
  10.000% 2016.................     115,835        127,960
  10.250% 2016.................     111,587        122,989
  12.250% 2012.................      38,653         44,197
                                              ------------
                                                28,958,505
                                              ------------
Government National Mortgage
  Association:
  Fixed Rate Mortgage:
  6.000% 2029..................   9,753,953      9,439,973
  6.500% 2024-2029.............   4,826,173      4,773,376
  8.000% 2008..................     579,600        604,047
  9.000% 2016-2020.............     501,528        528,485
  9.500% 2009-2022.............   2,426,939      2,559,644
  10.000% 2009-2019............     189,813        210,572
  11.500% 2013.................     224,426        257,107
                                              ------------
                                                18,373,204
                                              ------------
Adjustable Rate Mortgage,
  6.625% 2025..................     430,669        441,707
                                              ------------
TOTAL U.S. GOVERNMENT AGENCIES
  (cost of $50,689,686)....................     51,625,788
                                              ------------
U.S. GOVERNMENT OBLIGATIONS--16.3%
U.S. Treasury Bonds:
  6.875% 2025..................   1,265,000      1,418,179
  7.125% 2023..................   3,913,000      4,486,489
  7.250% 2022..................   2,130,000      2,470,140
                                              ------------
                                                 8,374,808
                                              ------------

                                    PAR          VALUE
                                -----------   ------------
U.S. Treasury Notes:
  6.500% 2010 (a).............. $10,290,000   $ 11,052,077
  8.875% 2019..................   1,155,000      1,541,925
                                              ------------
                                                12,594,002
                                              ------------
TOTAL U.S. GOVERNMENT OBLIGATIONS
  (cost of $20,534,323)....................     20,968,810
                                              ------------
TOTAL U.S. GOVERNMENT AGENCIES &
  OBLIGATIONS
  (cost of $71,224,009)....................     72,594,598
                                              ------------
NON-AGENCY MORTGAGE-BACKED SECURITIES & ASSET-BACKED
  SECURITIES--18.3%
NON-AGENCY MORTGAGE-BACKED SECURITIES--6.5%
Citicorp Mortgage Securities,
  Inc.,
  Series 1987-10, Class A1,
  10.000% 2017.................      50,434         50,449
Comfed Savings Bank,
  Series 1987-1, Class A,
  7.550% 2018..................      50,543         43,972
GS Mortgage Securities Corp.,
  Series 1998-3, Class A,
  7.750% 2027 (b)..............   2,416,497      2,521,841
Glendale Federal Bank,
  Series 78-A, Class A,
  9.125% 2008..................       8,076          8,055
Imperial Savings Assoc.,
  Series 1987-4, Class A,
  9.800% 2017..................      11,864         11,805
Mellon Residential Funding
  Corp.,
  Series 2000-TBC1, Class A2C,
  6.922% 2030..................   1,500,000      1,531,172
Merrill Lynch Mortgage
  Investors, Inc.,
  Series 1995-C3, Class A3,
  7.059% 2025..................   2,000,000      2,053,597
Merrill Lynch Trust,
  Series 20, Class D,
  8.000% 2018..................     310,987        325,566
Nomura Asset Securities Corp.,
  Series 1996-MD5, Class A1B,
  7.120% 2036..................   1,000,000      1,009,690
Residential Funding Mortgage
  Securities, Inc.,
  Series 1998-HI2, Class A3,
  6.330% 2014..................     599,888        603,764
Structured Asset Securities
  Corp.,
  Series 1996-CFL, Class X1,
  1.586% 2028 (Interest
    Only)......................   3,469,360        156,121
                                              ------------
TOTAL NON-AGENCY MORTGAGE-BACKED SECURITIES
  (cost of $8,075,725).....................      8,316,032
                                              ------------

                       See Notes to Investment Portfolio.

--------------------------------------------------------------------------------
INVESTMENT PORTFOLIO (CONTINUED)
Liberty Federal Securities Fund, Variable Series / June 30, 2001 (Unaudited)
--------------------------------------------------------------------------------

                                    PAR          VALUE
                                -----------   ------------
ASSET-BACKED SECURITIES--11.8%
Advanta Mortgage Loan Trust,
  Series 1997-2, Class M-1,
  7.550% 2027.................. $   533,903   $    541,431
Asset Securitization Corp.,
  Series 1997-D5, Class A1C,
  6.750% 2041..................   1,375,000      1,389,609
Delta Funding Home Equity Loan
  Trust:
  Series 1997-3, Class A6F,
  6.860% 2028..................   1,028,945      1,045,532
  Series 1998-2, Class A6F,
  6.370% 2028..................   1,000,000      1,003,200
First Boston Mortgage
  Securities Corp.,
  Series 1993-H1, Class A,
  2.108% 2013 (Interest
    Only)......................      64,385            322
Green Tree Financial Corp.,
  Series 1997-6, Class A8,
  7.070% 2029..................   1,337,462      1,316,773
Green Tree Home Improvement
  Loan Trust,
  Series 1994-A, Class A,
  7.050% 2014..................     139,126        139,191
JP Morgan Commercial Mortgage
  Finance Corp.,
  Series 1999-C8, Class A2,
  7.400% 2031..................   2,000,000      2,084,062
LB Commercial Conduit Mortgage
  Trust,
  Series 1998-C4, Class A1B,
  6.210% 2008..................   1,800,000      1,775,250
LB Commercial Mortgage Trust,
  Series 1998-C1, Class B,
  6.590% 2008..................   1,500,000      1,502,226
Master Financial Asset
  Securitization Trust,
  Series 1998-2, Class A4,
  7.070% 2024..................   1,000,000      1,004,700
Mid-State Trust,
  Series 6, Class A1,
  7.340% 2035..................   1,569,184      1,565,997
Option One Mortgage Securities
  Corp.,
  Series 1999-B, Class 2A,
  9.660% 2029..................     717,777        713,852
UCFC Home Equity Loan,
  Series 1997-C, Class A7,
  6.845% 2029..................   1,126,322      1,148,320
                                              ------------
TOTAL ASSET-BACKED SECURITIES
  (cost of $15,072,013)....................     15,230,465
                                              ------------
TOTAL NON-AGENCY MORTGAGE-BACKED SECURITIES
  & ASSET-BACKED SECURITIES
  (cost of $23,147,738)....................     23,546,497
                                              ------------

                                    PAR          VALUE
                                -----------   ------------
SHORT-TERM OBLIGATIONS--28.2%
U.S. GOVERNMENT AGENCIES -- 8.1%
Federal Home Loan Bank,
  Discount Note 7/2/01......... $10,447,000   $ 10,444,713
                                              ------------
REPURCHASE AGREEMENT -- 20.1%
Repurchase agreement with SBC
  Warburg, Ltd., dated 6/29/01,
  due 7/2/01 at 3.950%
  collateralized by U.S.
  Treasury Note, maturing 2021,
  market value $26,368,778
  (Repurchase proceeds
  $25,891,520) (cost of
  $25,883,000).................  25,883,000     25,883,000
                                              ------------
TOTAL SHORT-TERM OBLIGATIONS
  (cost of $36,327,713)....................     36,327,713
                                              ------------
TOTAL INVESTMENTS
  (cost of $130,699,460)...................    132,468,808
OTHER ASSETS & LIABILITIES, NET--(2.9)%....     (3,704,631)
                                              ------------
NET ASSETS--100.0%.........................   $128,764,177
                                              ============

NOTES TO INVESTMENT PORTFOLIO:

(a) This security, or a portion thereof, with a total market value of $11,052,077 is being used to collateralize open futures contracts.
(b) This security is exempt from registration under Rule 144A of the Securities Act of 1933 and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2001, the value of this security amounted to $2,521,841 which represents 2.0% of net assets.

Long futures contracts open on June 30, 2001:

                                                 UNREALIZED
                                   EXPIRATION   APPRECIATION
TYPE                   CONTRACTS     MONTH       AT 6/30/01
----                   ---------   ----------   ------------
5 Year Treasury Note      25       September       $2,097
10 Year Treasury Note     87       September        6,455
                                                   ------
                                                   $8,552
                                                   ======

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
STATEMENT OF ASSETS & LIABILITIES
Liberty Federal Securities Fund, Variable Series / June 30, 2001 (Unaudited)
--------------------------------------------------------------------------------

ASSETS:
Investments, at value (cost of $94,371,747).................    $ 96,141,095
Short-term obligations......................................      36,327,713
Interest receivable.........................................       1,140,071
Other assets................................................          29,162
                                                                ------------
    TOTAL ASSETS............................................     133,638,041
                                                                ------------
LIABILITIES:
Payable due to custodian bank...............................          57,759
Payables for:
  Investments purchased.....................................       4,590,789
  Fund shares repurchased...................................         114,837
  Futures variation margin..................................          47,406
  Management fee............................................          42,529
  Administration fee........................................          15,949
  Bookkeeping fee...........................................           2,245
  Trustees' fee.............................................           1,250
  Custody fee...............................................           1,100
                                                                ------------
    TOTAL LIABILITIES.......................................       4,873,864
                                                                ------------
NET ASSETS..................................................    $128,764,177
                                                                ============
COMPOSITION OF NET ASSETS:
Paid in capital.............................................    $127,308,214
Undistributed net investment income.........................       3,419,138
Accumulated net realized loss...............................      (3,741,075)
Net unrealized appreciation on:
  Investments...............................................       1,769,348
  Futures contracts.........................................           8,552
                                                                ------------
NET ASSETS..................................................    $128,764,177
                                                                ============
NET ASSET VALUE PER SHARE--CLASS A
  ($104,181,598/9,991,263)..................................          $10.43
                                                                      ======
NET ASSET VALUE PER SHARE--CLASS B
  ($24,582,579/2,368,376)...................................          $10.38
                                                                      ======

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
For the Six Months Ended June 30, 2001 (Unaudited)
--------------------------------------------------------------------------------

INVESTMENT INCOME:
  Interest income...........................................    $3,863,405
                                                                ----------
EXPENSES:
  Management fee............................................       240,886
  Administration fee........................................        90,332
  Distribution fee--Class B.................................        18,512
  Bookkeeping fee...........................................        13,413
  Trustees' fee.............................................         8,756
  Custody fee...............................................         7,874
  Other expenses............................................        19,736
                                                                ----------
    Total Expenses..........................................       399,509
  Custodian earnings credit.................................          (113)
                                                                ----------
    Net Expenses............................................       399,396
                                                                ----------
Net Investment Income.......................................     3,464,009
                                                                ----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
  FUTURES CONTRACTS:
Net realized gain (loss) on:
  Investments...............................................      (105,334)
  Futures contracts.........................................       200,772
                                                                ----------
    Net realized gain.......................................        95,438
                                                                ----------
Net change in unrealized appreciation/depreciation on:
  Investments...............................................       150,628
  Futures contracts.........................................      (284,792)
                                                                ----------
    Net change in unrealized appreciation/depreciation......      (134,164)
                                                                ----------
Net Loss....................................................       (38,726)
                                                                ----------
Increase in Net Assets from Operations......................    $3,425,283
                                                                ==========

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
Liberty Federal Securities Fund, Variable Series
--------------------------------------------------------------------------------

                                                              (UNAUDITED)
                                                               SIX MONTHS         YEAR
                                                                 ENDED           ENDED
                                                                JUNE 30,      DECEMBER 31,
INCREASE (DECREASE) IN NET ASSETS:                                2001          2000(a)
----------------------------------                            ------------    ------------
OPERATIONS:
Net investment income.......................................  $  3,464,009    $  6,885,300
Net realized gain (loss) on investments and futures
  contracts.................................................        95,438        (804,986)
Net change in unrealized appreciation/depreciation on
  investments and futures contracts.........................      (134,164)      4,824,725
                                                              ------------    ------------
  Net Increase from Operations..............................     3,425,283      10,905,039
                                                              ------------    ------------
DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income--Class A.........................    (6,221,562)     (6,395,972)
From net investment income--Class B.........................      (737,378)             --
                                                              ------------    ------------
  Total Distributions Declared to Shareholders..............    (6,958,940)     (6,395,972)
                                                              ------------    ------------
SHARE TRANSACTIONS:
Subscriptions--Class A......................................     5,831,884       8,996,447
Distributions reinvested--Class A...........................     6,221,562       6,395,972
Redemptions--Class A........................................    (9,820,352)    (20,489,268)
                                                              ------------    ------------
  Net Increase (Decrease)--Class A..........................     2,233,094      (5,096,849)
                                                              ------------    ------------
Subscriptions--Class B......................................    17,053,827       7,604,578
Distributions reinvested--Class B...........................       737,378              --
Redemptions--Class B........................................      (453,133)       (187,930)
                                                              ------------    ------------
  Net Increase--Class B.....................................    17,338,072       7,416,648
                                                              ------------    ------------
Net Increase from Share Transactions........................    19,571,166       2,319,799
                                                              ------------    ------------
Total Increase in Net Assets................................    16,037,509       6,828,866
NET ASSETS:
Beginning of period.........................................   112,726,668     105,897,802
                                                              ------------    ------------
End of period (including undistributed net investment income
  of $3,419,138 and $6,928,331, respectively)...............  $128,764,177    $112,726,668
                                                              ============    ============
CHANGES IN SHARES OF BENEFICIAL INTEREST:
Subscriptions--Class A......................................       550,819         883,164
Issued for distributions reinvested--Class A................       602,281         653,317
Redemptions--Class A........................................      (928,098)     (1,998,944)
                                                              ------------    ------------
  Net Increase (Decrease)--Class A..........................       225,002        (462,463)
                                                              ------------    ------------
Subscriptions--Class B......................................     1,625,583         732,635
Issued for distributions reinvested--Class B................        71,660              --
Redemptions--Class B........................................       (43,399)        (18,103)
                                                              ------------    ------------
  Net Increase--Class B.....................................     1,653,844         714,532
                                                              ------------    ------------
Net Increase in Shares of Beneficial Interest...............     1,878,846         252,069
                                                              ------------    ------------

(a) Class B Shares were initially offered on June 1, 2000.

                       See Notes to Financial Statements.

                   NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

NOTE 1. ACCOUNTING POLICIES

  ORGANIZATION--Liberty Federal Securities Fund, Variable Series (the "Fund"), a series of SteinRoe Variable Investment Trust (the "Trust"), is a diversified portfolio of a Massachusetts business trust, registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund's investment objective is to seek the highest possible level of current income consistent with the safety of principal and maintenance of liquidity. The Fund's capitalization consists of an unlimited number of shares of beneficial interest without par value that represent a separate series of the Trust. The Fund offers two classes of shares: Class A and Class B. Class B shares are subject to an annual distribution fee. Each share of a Fund represents an equal proportionate beneficial interest in that Fund and, when issued and outstanding, is fully paid and nonassessable. Shareholders would be entitled to share proportionally in the net assets of the Fund available for distribution to shareholders upon liquidation of the Fund. Shares of the Fund are available and are being marketed exclusively as a pooled funding vehicle for variable annuity contracts ("VA contracts") and Variable Life Insurance Policies ("VLI Policies") offered by the separate accounts of the life insurance companies ("Participating Insurance Companies"). Certain Participating Insurance Companies are affiliated with the Investment Advisor and sub-advisors to the Fund ("Affiliated Participating Insurance Companies"). Such Affiliated Participating Insurance Companies are Keyport Life Insurance Company ("Keyport"), Keyport Benefit Life Insurance Company ("Keyport Benefit"), Independence Life & Annuity Company ("Independence") and Liberty Life Assurance Company of Boston ("Liberty Life"). The Participating Insurance Companies and their separate accounts own all the shares of the Fund. Stein Roe & Farnham Incorporated (the "Manager") ("Stein Roe"), provides investment management, administrative and advisory services to the Fund pursuant to its Management Agreement with the Fund. The Manager also provides pricing and bookkeeping services to the Fund. Liberty Funds Services, Inc. (the "Transfer Agent"), provides transfer agency services to the Fund. Liberty Funds Distributor, Inc. ("LFD") serves as the principal underwriter of the Fund. The Manager, the Transfer Agent, LFD, Keyport, Keyport Benefit and Independence are wholly-owned indirect subsidiaries of Liberty Financial Companies, Inc. ("LFC"). As of June 30, 2001, Liberty Mutual Insurance Companies ("Liberty Mutual") owned approximately 70.46% of the outstanding voting shares of LFC. Liberty Life is a subsidiary of Liberty Mutual.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

  SECURITY VALUATION AND TRANSACTIONS--The Fund is valued by a pricing service based upon market transactions for normal, institutional-size trading units of similar securities. When management deems it appropriate, an over-the-counter or exchange bid quotation is used.

Options are valued at the last reported sale price, or in the absence of a sale, the mean between the last quoted bid and asking price.

Short-term obligations with a maturity of 60 days or less are valued at amortized cost.

Portfolio positions for which market quotations are not readily available are valued at fair value under procedures approved by the Trustees.

Security transactions are accounted for on the date the securities are purchased, sold or mature.

Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

The Fund may enter into mortgage dollar roll transactions. A mortgage dollar roll transaction involves a sale by the Fund of securities that it holds with an agreement by the Fund to repurchase substantially similar securities at an agreed upon price and date. During the period between the sale and the repurchase, the Fund will not be entitled to accrue interest and receive principal payments on the securities sold. Mortgage dollar roll transactions involve the risk that the market value of the securities sold by the Fund may decline below the repurchase price of those securities. In the event the buyer of the securities under a mortgage dollar roll transaction files for bankruptcy or becomes insolvent, the Fund's use of proceeds of the transaction may be restricted pending a determination by or with respect to the other party.

The Fund may trade securities on other than normal settlement terms. This may increase the risk if the other party to the transaction fails to deliver and causes the Fund to invest at less advantageous prices.

The Fund maintains U.S. government securities or other liquid high grade debt obligations as collateral with respect to mortgage dollar roll transactions and securities traded on other than normal settlement terms.

  DETERMINATION OF CLASS NET ASSET VALUES AND FINANCIAL HIGHLIGHTS--All income, expenses (other than the Class B distribution fee), and realized and unrealized gains (losses) are allocated to each class proportionately on a daily basis for purposes of determining the net asset value of each class.

The per share data was calculated using average shares outstanding during the period. In addition, Class B net investment income per share data and ratios reflect the distribution fee applicable to Class B shares only.

  FEDERAL INCOME TAXES--Consistent with the Fund's policy to qualify as a regulated investment company and to distribute all of its taxable income, no federal income tax has been accrued.

  INTEREST INCOME, DEBT DISCOUNT AND PREMIUM--Interest income is recorded on the accrual basis. Fee income attributable to mortgage dollar roll transactions is recorded on the accrual basis over the term of the transaction. Original issue discount is accreted to interest income over the life of a security with a corresponding increase in the cost basis.

Effective January 1, 2001, the Fund adopted provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing discount and premium on all debt securities. The cumulative effect of this accounting change will not impact total net assets of the Fund, but will result in a $14,262 reduction in cost of securities and a corresponding $14,262 increase in net unrealized appreciation, based on securities held by the Fund on January 1, 2001.

The effect of this change for the six months ended June 30, 2001 was to decrease net investment income by $15,527, increase net unrealized appreciation by $13,608, and decrease net realized losses by $1,919. The Statement of Changes in Net Assets and the Financial Highlights for prior periods have not been restated to reflect this change.

  DISTRIBUTIONS TO SHAREHOLDERS--The Fund intends to distribute as income dividends or capital gains distributions, at least annually, substantially all of its net investment income and net profits realized from the sale of investments. All dividends and distributions are reinvested in additional shares of the Fund at net asset value as of the record date of the distribution. Income and capital gain distributions are determined in accordance with federal income tax regulations.
The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for mortgage backed securities for book and tax purposes and expired capital loss carryforwards. Permanent book and tax basis differences will result in reclassifications to capital accounts.

  OTHER--The Fund's custodian takes possession through the federal book-entry system of securities collateralizing repurchase agreements. Collateral is marked-to-market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund. The Fund may experience costs and delays in liquidating the collateral if the issuer defaults or enters bankruptcy.

NOTE 2. FEES AND COMPENSATION PAID TO AFFILIATES

  MANAGEMENT AND ADMINISTRATIVE FEES--The Manager, receives a monthly fee equal to 0.40% and 0.15% annually of the Fund's average daily net assets for the management and administrative fees, respectively.

  BOOKKEEPING FEE--The Manager provides bookkeeping and pricing services for a monthly fee equal to $25,000 annually plus 0.0025% of the Fund's average net assets over $50 million.

  TRANSFER AGENT FEE--Liberty Funds Services, Inc. (the "Transfer Agent"), provides shareholder services for an annual rate of $7,500.

  DISTRIBUTION FEE--The Fund has adopted a 12b-1 plan which requires it to pay LFD a monthly distribution fee totaling 0.25% annually on Class B net assets as of the 20th of each month.

  OTHER--The Fund pays no compensation to its officers, all of whom are employees of Colonial.

The Fund's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

NOTE 3. PORTFOLIO INFORMATION

  INVESTMENT ACTIVITY--During the six months ended June 30, 2001, purchases and sales of investments, other than short term obligations, were $9,934,572 and $10,331,379, respectively.

Unrealized appreciation (depreciation) at June 30, 2001, based on cost of investments for financial statement purposes was:

Gross unrealized appreciation  $2,305,832
Gross unrealized depreciation    (536,484)
                               ----------
  Net unrealized appreciation  $1,769,348
                               ==========

  CAPITAL LOSS CARRYFORWARDS--At December 31, 2000, capital loss carryforwards available (to the extent provided in regulations) to offset future realized gains were approximately as follows:

 YEAR OF     CAPITAL LOSS
EXPIRATION   CARRYFORWARD
----------   ------------
   2002       $2,401,000
   2003          224,000
   2004          114,000
   2007          132,000
   2008          689,000
              ----------
              $3,560,000
              ----------

  OTHER--The Fund may purchase or sell futures contracts. The Fund will use these instruments to hedge against the effects of changes in the portfolio securities due to market conditions and not for trading purposes. The use of future contracts involves certain risks which include (1) imperfect correlation between the price movement of the instruments and the underlying securities, (2) inability to closeout a position due to different trading hours, or the absence of a liquid market for either the instrument or the underlying securities or (3) an inaccurate prediction by the Advisor of the future direction of the market or stock price or interest rate trends. Any of these risks may involve amounts exceeding the variation margin recorded in the Fund's Statement of Assets and Liabilities at any given time.

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
Liberty Federal Securities Fund, Variable Series--Class B Shares
--------------------------------------------------------------------------------

                                                              (UNAUDITED)
                                                              SIX MONTHS        PERIOD
                                                                 ENDED          ENDED
                                                               JUNE 30,      DECEMBER 31,
                                                                 2001          2000(a)
                                                              -----------    ------------
NET ASSET VALUE, BEGINNING OF PERIOD........................    $ 10.72         $ 9.87
                                                                -------         ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (b)...................................       0.29           0.38
Net realized and unrealized gain on investments.............       0.02           0.47
                                                                -------         ------
     Total from Investment Operations.......................       0.31           0.85
                                                                -------         ------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
  From net investment income................................      (0.65)            --
                                                                -------         ------
NET ASSET VALUE, END OF PERIOD..............................    $ 10.38         $10.72
                                                                =======         ======
Total return (c)(d)(e)......................................       2.90%          8.61%
RATIOS TO AVERAGE NET ASSETS:
Expenses (f)(g).............................................       0.89%          0.87%
Net investment income (f)(g)................................       5.59%(h)       6.25%
Portfolio turnover rate (e).................................         11%            43%
Net assets, end of period (000's)...........................    $24,583         $7,663

(a) Class B Shares were initially offered on June 1, 2000.
(b) Per share data was calculated using average shares outstanding during the period.
(c) Total return at net asset value assuming all distributions reinvested.
(d) Total return figure does not include any insurance company charges associated with a variable annuity. If included, total return would be reduced.
(e) Not annualized.
(f) The benefits derived from custody credits and directed brokerage arrangements had no impact.
(g) Annualized.
(h) As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the six months ended June 30, 2001, was to decrease the ratio of net investment income to average net assets from 5.61% to 5.59%. Per share, ratios and supplemental data for periods prior to June 30, 2001 have not been restated to reflect this change in presentation.

--------------------------------------------------------------------------------
PORTFOLIO MANAGER'S DISCUSSION
Stein Roe Balanced Fund, Variable Series / June 30, 2001
--------------------------------------------------------------------------------

   Stein Roe Balanced Fund, Variable Series seeks high total investment return.

   Harvey B. Hirschhorn, executive vice president, chief economist, and investment strategist of Stein Roe & Farnham Incorporated, is the fund's portfolio manager.

   Nordea Securities, Inc. (Nordea) manages the fund's foreign equity holdings. Nordea is a direct wholly owned subsidiary of Unibank A/S, one of Scandinavia's leading financial institutions. The firm's investment decisions for the fund are made by an investment team.

     An overall good showing from the bond markets bolstered the fund's performance. Since we had anticipated a better climate for fixed-income securities--one in which interest rates were declining--we employed two strategies. Initially, we increased duration. Subsequently, we shifted a portion of the fund out of Treasuries and into corporate bonds as the yields on corporates were becoming more competitive than those on Treasuries. Our Treasury holdings performed well and the shift to corporate bonds has benefited the fund on a relative basis.

FUND PERFORMANCE HURT BY TECH STOCKS
Despite the steps we had taken last winter to reduce our exposure to technology, in February 2001 some of our high quality technology names--Cisco Systems, Inc. (1.0% of net assets), EMC Corporation (0.7% of net assets), Sun Microsystems, Inc. (0.7% of net assets) and Oracle Corporation (0.9% of net assets)--hit a downdraft. These companies were significant underperformers during this period and, consequently, this had a negative impact on the fund's performance. Although we had taken steps that were in the right direction, in retrospect we did not go far enough to reduce our exposure.

REITS--GOOD PERFORMERS THIS PERIOD
Beginning last fall we focused on improving the yield of the fund. We bought a number of real estate investment trust (REIT) stocks. Simon Property Group (0.4% of net assets) is the largest owner and operator of large shopping malls in the country. We also bought Equity Residential Properties Trust (0.2% of net assets), which owns and operates multifamily residential properties in 35 states. Given our belief that interest rates were coming down, we wanted to invest in areas like REITs that are generally benefit from declining rates. Also, the yields on REITs during this period were significantly above the yields on common stocks, from between four and seven percent compared to one percent for stocks overall.

A SLIGHT SHIFT TOWARD VALUE
We also bought General Dynamics Corporation (0.2% of net assets) and Raytheon Company (0.4% of net assets); both were value names. With a new presidential administration at the helm, we felt that there may be an increase in the levels of defense spending. General Dynamics has an outstanding management and product line in our opinion. Raytheon provides many of the electronic products and services that are critical to a number of systems.

TOUGH DAYS AHEAD
While we believe the overall US economy may skirt a recession, certain industries and sectors may either experience a recession, or feel as if they were in one. During the difficult months ahead, we will continue to hold to our investment strategy of a broadly diversified portfolio consisting of fixed-income and US equity as well as non-US equity securities. We will also continue to make moderate adjustments to the portfolio based on our evaluation and reevaluation of the market and of our investment securities.

                       ---------------------------------

An investment in the fund offers the potential for long-term growth, but also involves certain risks, including stock market fluctuations due to economic and business developments. There are also specific risks involved when investing in foreign stocks, such as currency exchange rate fluctuations, economic change, instability of emerging countries and political developments.

Investing in fixed-income securities offers the potential for attractive current income and total returns, but also involves certain risks. The value and return of your investment may fluctuate as a result of: changes in interest rates; the financial strength of issuers of lower-rated bonds; foreign, political and economic developments; and changes in currency exchange rates.

Holdings are disclosed as a percentage of net assets as of June 30, 2001, and are subject to change.

--------------------------------------------------------------------------------
FUND PERFORMANCE
Stein Roe Balanced Fund, Variable Series / June 30, 2001
--------------------------------------------------------------------------------

                                                          CLASS B(1)
---------------------------------------------------------------------
Inception date                                              6/1/00
Net asset value per share as of 12/31/00 ($)                 16.33
Net asset value per share as of 6/30/01 ($)                  14.35
---------------------------------------------------------------------

               AVERAGE ANNUAL TOTAL RETURN AS OF JUNE 30, 2001 (%)
----------------------------------------------------------------------------------
                                   6-MONTH
                                 (CUMULATIVE)     1-YEAR      5-YEAR      10-YEAR
Class B(1)                          -5.85          -8.54        8.37        9.91
S&P 500 Index                       -6.69         -14.82       14.48       15.09
Lehman Brothers Government/
  Credit Index                       3.51          11.13        7.38        7.93

                    CHANGE IN VALUE OF A $10,000 INVESTMENT
                    CLASS B SHARES(1) VS. S&P 500 INDEX AND
                    LEHMAN BROTHERS GOVERNMENT/CREDIT INDEX

GRAPH                        6/30/1991 - 6/30/2001

                                                                                                             LEHMAN BROTHERS
                                                     CLASS B SHARES              S & P 500 INDEX         GOVERNMENT/CREDIT INDEX
                                                     --------------              ---------------         -----------------------
                                                        10000.00                    10000.00                    10000.00
                                                        10629.00                    10534.00                    10575.00
12/91                                                   11315.60                    11415.70                    11139.70
                                                        11297.50                    11128.00                    10972.60
6/92                                                    11360.80                    11339.50                    11417.00
                                                        11714.10                    11696.70                    11975.30
12/92                                                   12168.60                    12283.80                    11984.90
                                                        12702.80                    12819.40                    12542.20
6/93                                                    12751.10                    12880.90                    12918.40
                                                        13071.10                    13213.30                    13346.00
12/93                                                   13298.60                    13519.80                    13307.30
                                                        12943.50                    13007.40                    12890.80
6/94                                                    12842.60                    13062.00                    12731.00
                                                        13086.60                    13699.50                    12794.60
12/94                                                   12875.90                    13696.70                    12842.00
                                                        13694.80                    15029.40                    13481.50
6/95                                                    14700.00                    16461.70                    14356.40
                                                        15451.10                    17768.80                    14630.60
12/95                                                   16157.30                    18838.40                    15312.40
                                                        16822.90                    19850.10                    14954.10
6/96                                                    17213.20                    20739.40                    15024.40
                                                        17626.30                    21380.20                    15288.80
12/96                                                   18682.20                    23161.20                    15756.70
                                                        18590.60                    23784.20                    15621.20
6/97                                                    20395.80                    27932.20                    16189.80
                                                        21733.70                    30024.30                    16756.40
12/97                                                   21825.00                    30886.00                    17294.30
                                                        23171.60                    35191.50                    17557.20
6/98                                                    23257.30                    36359.90                    18017.20
                                                        21852.60                    32753.00                    18909.00
12/98                                                   24560.20                    39722.80                    18933.60
                                                        25058.70                    41701.00                    18706.40
6/99                                                    25880.60                    44636.70                    18500.60
                                                        25337.20                    41855.90                    18600.50
12/99                                                   27635.20                    48079.80                    18524.30
                                                        28641.20                    49180.90                    19022.60
6/00                                                    28122.80                    47872.70                    19298.40
                                                        28541.80                    47408.30                    19852.30
12/00                                                   27320.20                    43701.00                    20719.80
                                                        25077.20                    38522.40                    21382.80
6/01                                                    25716.00                    40776.00                    21447.00

PAST PERFORMANCE CANNOT PREDICT FUTURE INVESTMENT RESULTS. SHARE PRICE AND INVESTMENT RETURN WILL VARY, SO YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. Total return performance includes changes in share price and reinvestment of all distributions. The S&P (Standard & Poor's) 500 Index is an unmanaged index that tracks the performance of 500 widely held, large-capitalization US stocks. The Lehman Brothers Government/Credit Index is an unmanaged index that tracks the performance of a selection of US government and investment-grade US corporate bonds. Indexes are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index.

MUTUAL FUND PERFORMANCE CHANGES OVER TIME. CURRENT RETURNS FOR THE FUND MAY BE DIFFERENT THAN THAT SHOWN.

Performance numbers reflect all fund expenses, but do not include any insurance charges imposed by your insurance company's separate accounts. If performance included the effect of these additional charges, it would be lower.

(1) Class B share (newer class shares) performance information includes returns of the fund's class A shares (the oldest existing fund class) for periods prior to the inception of the newer class shares. These class A share returns were not restated to reflect any expense differential (e.g., Rule 12b-1 fees) between class A shares and the newer class shares.

--------------------------------------------------------------------------------
INVESTMENT PORTFOLIO
Stein Roe Balanced Fund, Variable Series / June 30, 2001 (Unaudited)
--------------------------------------------------------------------------------

                                   SHARES         VALUE
                                 -----------   ------------
COMMON STOCKS--58.4%
CONSTRUCTION--0.1%
BUILDING CONSTRUCTION--0.1%
Mitsui Fudosan Co., Ltd. .......     40,000    $    431,046
                                               ------------
FINANCE, INSURANCE & REAL ESTATE--12.9%
DEPOSITORY INSTITUTIONS--2.5%
DBS Bank Ltd. ..................     30,000         220,455
FleetBoston Financial Corp. ....     40,000       1,578,000
ForeningsSparbanken AB
  (Swedbank)....................     36,000         417,872
J.P. Morgan Chase & Co. ........     32,700       1,458,420
Lloyds TSB Group PLC............    117,900       1,186,565
Sumitomo Mitsui Banking
  Corp. ........................     50,000         412,925
UBS AG..........................      6,600         947,324
UFJ Holdings, Inc. .............         60         322,803
UniCredito Italiano S.p.A.......    160,000         688,952
Wells Fargo & Co. ..............     36,400       1,690,052
                                               ------------
                                                  8,923,368
                                               ------------
FINANCIAL SERVICES--0.1%
The Goldman Sachs Group,
  Inc. .........................      4,000         343,200
                                               ------------
HOLDING & OTHER INVESTMENT OFFICES--1.5%
Aachener & Muenchener
  Beteiligungs AG...............      3,200         335,643
Fortis (B)......................     34,400         832,654
Nasdaq--100 Trust (a)...........     81,300       3,735,735
Volkswagen AG...................     11,000         336,323
                                               ------------
                                                  5,240,355
                                               ------------
HOLDING COMPANIES--0.1%
Compagnie Financiere Richemont
  AG............................        125         320,513
                                               ------------
INSURANCE AGENTS & BROKERS--0.6%
Marsh & McLennan Companies,
  Inc. .........................     21,000       2,121,000
                                               ------------
INSURANCE CARRIERS--5.4%
Aetna Life and Casualty Co.
  (a)...........................    101,300       2,620,631
Aleanza Assicurazioni...........     42,800         452,922
Ambac Financial Group, Inc. ....     17,900       1,041,780
American International Group,
  Inc. .........................     60,800       5,228,800
Chubb Corp. ....................      7,600         588,468
Citigroup, Inc. ................    131,066       6,925,527
HCA, Inc. ......................     31,900       1,441,561
San Paolo--IMI S.p.A............     50,000         642,920
Skandia Forsakrings AB..........     71,200         655,919
                                               ------------
                                                 19,598,528
                                               ------------
NON-DEPOSITORY CREDIT INSTITUTIONS--1.6%
Capital One Financial Corp. ....     29,000       1,740,000
Fannie Mae......................     19,000       1,617,850
Freddie Mac.....................     35,000       2,450,000
                                               ------------
                                                  5,807,850
                                               ------------

                                   SHARES         VALUE
                                 -----------   ------------
REAL ESTATE INVESTMENT TRUSTS--0.6%
Equity Residential Properties
  Trust.........................     13,900    $    786,045
Simon Property Group, Inc. .....     51,000       1,528,470
                                               ------------
                                                  2,314,515
                                               ------------
SECURITY BROKERS & DEALERS--0.5%
Lehman Brothers Holdings,
  Inc. .........................     14,800       1,150,700
Nomura Securities Co., Ltd. ....     33,000         632,377
                                               ------------
                                                  1,783,077
                                               ------------
MANUFACTURING--23.4%
CHEMICALS & ALLIED PRODUCTS--5.6%
American Home Products Corp. ...     38,800       2,267,472
Amgen, Inc. ....................     26,000       1,577,680
Aventis SA......................     13,000       1,041,157
Bristol-Myers Squibb Co. .......     66,000       3,451,800
E.I. DuPont De Nemours & Co. ...     33,848       1,632,828
Eli Lilly & Co. ................     14,100       1,043,400
GlaxoSmithKline PLC.............     23,500         664,815
Johnson & Johnson...............     64,400       3,220,000
Merck & Co., Inc. ..............     44,000       2,812,040
Procter & Gamble Co. ...........     31,500       2,009,700
Roche Holding AG................      5,000         360,925
Shin-Etsu Chemical Co., Ltd. ...      5,000         183,611
                                               ------------
                                                 20,265,428
                                               ------------
COMMUNICATION EQUIPMENT--1.4%
Corning, Inc. ..................     48,300         807,093
EchoStar Communications Corp.
  Class A.......................     38,200       1,238,444
JDS Uniphase Corp. .............     29,000         369,750
Koninklijke (Royal) Philips
  Electronics N.V. .............     30,000         797,747
Nokia Oyj ADR (a)...............     15,000         330,600
Sony Corp. .....................     11,500         756,094
Tellabs, Inc. ..................     34,700         672,486
                                               ------------
                                                  4,972,214
                                               ------------
ELECTRICAL MACHINERY, COMPONENTS
  & SUPPLY--0.1%
USHIO, Inc. ....................     17,000         233,218
                                               ------------
ELECTRICAL INDUSTRIAL EQUIPMENT--1.9%
Emerson Electric Co. ...........     21,700       1,312,850
General Electric Co. ...........    111,500       5,435,625
                                               ------------
                                                  6,748,475
                                               ------------
ELECTRONIC & ELECTRICAL EQUIPMENT--0.2%
ARM Holdings PLC................     27,000         102,544
Siemens AG......................      8,700         535,696
                                               ------------
                                                    638,240
                                               ------------
ELECTRONIC COMPONENTS--1.6%
Alcatel SA......................      6,500         136,355
Intel Corp. ....................    126,000       3,685,500

                       See Notes to Investment Portfolio.

--------------------------------------------------------------------------------
INVESTMENT PORTFOLIO (CONTINUED)
Stein Roe Balanced Fund, Variable Series / June 30, 2001 (Unaudited)
--------------------------------------------------------------------------------

                                   SHARES         VALUE
                                 -----------   ------------
Jabil Circuit, Inc. ............     36,500    $  1,126,390
Texas Instruments, Inc. ........     29,300         922,950
                                               ------------
                                                  5,871,195
                                               ------------
FABRICATED METAL--0.1%
Kaneka Corp. ...................     35,000         316,830
                                               ------------
FOOD & KINDRED PRODUCTS--1.4%
Cadbury Schweppes PLC...........     73,400         497,838
Chubb PLC.......................    178,800         420,467
Nestle SA.......................      2,000         425,864
PepsiCo, Inc. ..................     37,000       1,635,400
Philip Morris Companies,
  Inc. .........................     40,400       2,050,300
                                               ------------
                                                  5,029,869
                                               ------------
MACHINERY & COMPUTER EQUIPMENT--3.0%
Applied Materials, Inc. ........     31,400       1,541,740
Canon, Inc. ....................     11,000         444,516
Cisco Systems, Inc. (a).........    191,600       3,487,120
Deere & Co. ....................     41,300       1,563,205
Dell Computer Corp. ............     44,400       1,161,060
EMC Corp. (a)...................     83,400       2,422,770
Invensys PLC....................    189,000         360,910
McDATA Corp. Class A............      2,576          45,209
                                               ------------
                                                 11,026,530
                                               ------------
MEASURING & ANALYZING INSTRUMENTS--1.4%
Agilent Technologies, Inc.
  (a)...........................     39,800       1,293,500
Essilor International SA........      2,200         631,539
Hoya Corp. .....................      5,400         342,046
Medtronic, Inc. ................     15,800         726,958
Raytheon Co. ...................     50,700       1,346,085
Teradyne, Inc. (a)..............     23,000         761,300
                                               ------------
                                                  5,101,428
                                               ------------
MISCELLANEOUS MANUFACTURING--1.1%
Tyco International Ltd. ........     74,872       4,080,524
                                               ------------
PAPER PRODUCTS--1.1%
International Paper Co. ........     42,000       1,499,400
Kimberly Clark Corp. ...........     18,000       1,006,200
TNT Post Group N.V. ............     23,500         491,978
Vivendi Universal SA............     14,800         865,420
                                               ------------
                                                  3,862,998
                                               ------------
PETROLEUM REFINING--2.9%
Amerada Hess Corp. .............     16,200       1,308,960
Compagnie Francaise de
  Petroleum.....................      8,500       1,194,031
Exxon Mobil Corp. ..............     73,386       6,410,267
FMC Technologies, Inc. .........     26,400         545,160
Shell Transport & Trading Co.
  PLC...........................    148,100       1,238,071
                                               ------------
                                                 10,696,489
                                               ------------
PRIMARY METAL--0.5%
Nucor Corp. ....................     35,000       1,711,150
                                               ------------
STONE, CLAY, GLASS & CONCRETE--0.1%
Compagnie de Saint Gobain.......      2,700         368,044
                                               ------------

                                   SHARES         VALUE
                                 -----------   ------------
TRANSPORTATION EQUIPMENT--1.0%
Delphi Automotive Systems
  Corp. ........................     78,400    $  1,248,912
Ford Motor Co. .................     42,023       1,031,665
General Dynamics Corp. .........      8,400         653,604
Honda Motor Co., Ltd. ..........     12,000         527,261
Visteon Corp. ..................          2              37
                                               ------------
                                                  3,461,479
                                               ------------
MINING & ENERGY--1.3%
CRUDE PETROLEUM & NATURAL GAS--0.5%
Conoco, Inc. Class B............     58,548       1,692,037
                                               ------------
METAL MINING--0.1%
Compass Group PLC...............     48,200         387,938
                                               ------------
OIL & GAS EXTRACTION--0.2%
Transocean Sedco Forex, Inc. ...     22,300         919,875
                                               ------------
OIL & GAS FIELD SERVICES--0.5%
Schlumberger Ltd. ..............     33,000       1,737,450
                                               ------------
RETAIL TRADE--3.7%
APPAREL & ACCESSORY STORES--0.7%
FamilyMart Co., Ltd. ...........     10,000         163,165
Gucci Group.....................      4,400         363,789
Kohl's Corp. (a)................     32,000       2,007,360
                                               ------------
                                                  2,534,314
                                               ------------
BUILDING, HARDWARE & GARDEN SUPPLIES--1.0%
Home Depot, Inc. ...............     81,500       3,793,825
                                               ------------
FOOD STORES--0.6%
Koninklijke Numico N.V. ........      9,400         361,888
Safeway, Inc. (a)...............     37,600       1,804,800
                                               ------------
                                                  2,166,688
                                               ------------
GENERAL MERCHANDISE STORES--1.4%
Wal-Mart Stores, Inc. ..........    100,000       4,880,000
                                               ------------
SERVICES--7.7%
BUSINESS SERVICES--2.2%
BEA Systems, Inc. ..............     61,100       1,876,381
Concord EFS, Inc. (a)...........     52,400       2,725,324
Legend Holdings Ltd. ...........    274,000         153,688
Secom Co., Ltd. ................      9,500         530,148
Sun Microsystems, Inc. (a)......    150,100       2,359,572
WPP Group PLC...................     41,750         413,978
                                               ------------
                                                  8,059,091
                                               ------------
COMPUTER RELATED SERVICES--2.0%
America Online, Inc. (a)........    124,800       6,614,400
Bellsystem24, Inc. .............        500         165,571
Cap Gemini SA...................      3,400         248,335
Network Appliance, Inc. (a).....     20,000         274,000
                                               ------------
                                                  7,302,306
                                               ------------
COMPUTER SOFTWARE--3.2%
ASML Holding N.V. ..............     19,000         427,461
Affiliated Computer Services,
  Inc. Class A (a)..............     23,600       1,697,076

                       See Notes to Investment Portfolio.

--------------------------------------------------------------------------------
INVESTMENT PORTFOLIO (CONTINUED)
Stein Roe Balanced Fund, Variable Series / June 30, 2001 (Unaudited)
--------------------------------------------------------------------------------

                                   SHARES         VALUE
                                 -----------   ------------
Microsoft Corp. (a).............     78,900    $  5,759,700
Oracle Corp. (a)................    165,900       3,152,100
SAP AG..........................      3,400         470,393
                                               ------------
                                                 11,506,730
                                               ------------
ENGINEER, ACCOUNTING & RESEARCH
  MANAGEMENT--0.2%
Genentech, Inc. ................     10,000         551,000
                                               ------------
OTHER SERVICES--0.1%
Asatsu-DK, Inc. ................     10,000         202,854
                                               ------------
TRANSPORTATION, COMMUNICATIONS, ELECTRICAL,
  GAS & SANITARY SERVICES--9.1%
BROADCASTING--0.7%
Comcast Corp. Special Class A...     60,000       2,604,000
                                               ------------
COMMUNICATION SERVICES--0.2%
China Telecom Ltd. .............     98,000         523,320
Telecom Italia S.p.A. ..........     45,000         405,116
                                               ------------
                                                    928,436
                                               ------------
COMMUNICATIONS--1.2%
CIENA Corp. ....................     25,800         980,400
Finisar Corp. ..................    186,700       3,487,556
                                               ------------
                                                  4,467,956
                                               ------------
ELECTRIC SERVICES--2.0%
AES Corp. (a)...................     26,700       1,149,435
Aquila, Inc. ...................     37,800         931,770
Exelon Corp. ...................     14,900         955,388
National Grid Co. PLC...........     96,400         714,515
PG&E Corp. .....................    100,000       1,120,000
Reliant Resources, Inc. ........      7,800         192,660
Southern Energy (a).............     37,100         862,575
TXU Corp. ......................     28,500       1,373,415
                                               ------------
                                                  7,299,758
                                               ------------
GAS SERVICES--0.9%
Enron Corp. ....................     26,500       1,298,500
Kinder Morgan Energy Partners,
  L.P. .........................     18,800       1,292,688
The Williams Companies, Inc. ...     17,000         560,150
                                               ------------
                                                  3,151,338
                                               ------------
RADIOTELEPHONE COMMUNICATIONS--0.2%
NTT Mobile Communication
  Network, Inc. ................         34         591,565
                                               ------------
TELECOMMUNICATIONS--3.9%
AT&T Corp. .....................    143,630       3,159,860
Charter Communications, Inc.
  (a)...........................     90,000       2,101,500
Deutsche Telekom AG.............      9,500         217,200
WorldCom, Inc. .................      5,680          91,448
WorldCom, Inc.-WorldCom Group...    142,000       2,016,400
SBC Communications, Inc., Class
  A.............................     68,432       2,741,386
Sonera Oyj......................     15,000         117,203

                                   SHARES         VALUE
                                 -----------   ------------
Verizon Communications..........     46,000    $  2,461,000
Vodafone Group PLC ADR..........     48,500       1,083,975
                                               ------------
                                                 13,989,972
                                               ------------
WHOLESALE TRADE--0.2%
NON-DURABLE GOODS--0.2%
Buhrmann N.V. ..................     23,800         225,177
Shire Pharmaceuticals Group
  PLC...........................     20,000         366,073
                                               ------------
                                                    591,250
                                               ------------
TOTAL COMMON STOCKS (cost of $188,931,526)..    210,625,946
                                               ------------
PREFERRED STOCK--0.1%
MANUFACTURING--0.1%
MEASURING & ANALYZING INSTRUMENT--0.1%
Fresenius AG (cost of
  $531,370).....................      4,200         397,727
                                               ------------

                                    PAR
                                ------------
U.S. GOVERNMENT OBLIGATIONS--20.7%
U.S. GOVERNMENT AGENCIES--13.2%
Federal Home Loan Mortgage Corp.,
  GOLD:
  6.500%, 12/1/10-6/1/31....... $24,423,410      24,121,024
  7.000%, 7/1/28-1/1/30........   4,734,175       4,758,752
  12.000%, 7/1/20..............     440,298         500,562
                                               ------------
                                                 29,380,338
                                               ------------
Federal National Mortgage Association,
  Medium Term Note,
  6.625%, 9/15/09..............   5,650,000       5,845,264
                                               ------------
Government National Mortgage Association:
  6.000%, 12/15/28-3/15/29.....  10,325,407       9,993,033
  8.000%, 3/15/26..............   2,155,444       2,232,890
                                               ------------
                                                 12,225,923
                                               ------------
Government National Mortgage
  Association--Adjustable Rate,
  6.625%, 7/20/25..............     215,335         220,854
                                               ------------
U.S. GOVERNMENT BONDS & NOTES--7.5%
U.S. Treasury Bonds:
  7.250%, 5/15/16 (b)..........     700,000         797,342
  7.625%, 2/15/25..............   3,750,000       4,565,625
  7.875%, 2/15/21 (b)..........   4,250,000       5,208,205
                                               ------------
                                                 10,571,172
                                               ------------
U.S. Treasury Notes:
  5.625%, 5/15/08..............   1,740,000       1,775,479
  6.125%, 8/15/07-8/15/29......   6,225,000       6,473,992
  6.500%, 2/15/10..............   7,750,000       8,323,965
                                               ------------
                                                 16,573,436
                                               ------------
TOTAL U.S. GOVERNMENT OBLIGATIONS (cost of
  $72,780,424)..............................     74,816,987
                                               ------------

                       See Notes to Investment Portfolio.

--------------------------------------------------------------------------------
INVESTMENT PORTFOLIO (CONTINUED)
Stein Roe Balanced Fund, Variable Series / June 30, 2001 (Unaudited)
--------------------------------------------------------------------------------

                                    PAR           VALUE
                                ------------   ------------
CORPORATE BONDS, FIXED--16.1%
FINANCE, INSURANCE & REAL ESTATE--9.5%
COLLATERALIZED MORTGAGE OBLIGATIONS--1.1%
American Mortgage Trust,
  Series 1993-3,
  8.190%, 9/27/22.............. $   806,666    $    725,999
First Union-Chase Commercial
  Mortgage,
  6.645%, 4/15/09..............   3,250,000       3,263,711
                                               ------------
                                                  3,989,710
                                               ------------
DEPOSITORY INSTITUTIONS--1.8%
Citicorp,
  8.040%, 12/15/19 (c).........   2,700,000       2,756,349
Den Danske Bank,
  6.100%, 9/15/03 (c)..........   2,250,000       2,307,758
Morgan Stanley Dean Witter,
  6.100%, 4/15/06..............   1,400,000       1,397,088
                                               ------------
                                                  6,461,195
                                               ------------
FINANCIAL SERVICES--0.8%
Nisource Finance Corp.,
  5.750%, 4/15/03..............   3,000,000       3,009,210
                                               ------------
INSURANCE CARRIERS--1.9%
Florida Windstorm Underwriting
  Assoc.,
  7.125%, 2/25/19 (c)..........   3,400,000       3,356,446
Prudential Insurance Co. of
  America,
  7.650%, 7/1/07 (c)...........   3,150,000       3,332,322
                                               ------------
                                                  6,688,768
                                               ------------
NON-DEPOSITORY CREDIT INSTITUTIONS--3.9%
Ford Motor Credit Corp.:
  6.875%, 2/1/06...............   6,000,000       6,080,640
  7.375%, 2/1/11...............   2,350,000       2,374,511
Household Finance Corp.:
  5.875%, 11/1/02..............   2,500,000       2,524,675
  6.500%, 1/24/06..............   3,000,000       3,041,190
                                               ------------
                                                 14,021,016
                                               ------------
MANUFACTURING--2.7%
CHEMICALS & ALLIED PRODUCTS--0.8%
Hanson Overseas BV,
  6.750%, 9/15/05..............   3,000,000       3,021,180
                                               ------------
MISCELLANEOUS MANUFACTURING--1.0%
LB-UBS Commercial Mortgage Trust,
  6.510%, 11/15/10.............   3,750,000       3,713,672
                                               ------------
PRINTING & PUBLISHING--0.9%
Viacom, Inc.,
  7.875%, 7/30/30..............   3,000,000       3,145,470
                                               ------------

                                    PAR           VALUE
                                ------------   ------------
MINING & ENERGY--0.7%
OIL & GAS FIELD SERVICES--0.7%
Baker Hughes, Inc.,
  6.250%, 1/15/09.............. $ 2,500,000    $  2,455,775
                                               ------------
SERVICES--0.4%
BUSINESS SERVICES--0.4%
FedEX Corp., Series A1,
  7.530%, 9/23/06..............   1,432,961       1,484,189
                                               ------------
TRANSPORTATION, COMMUNICATIONS, ELECTRICAL, GAS & SANITARY
  SERVICES--2.8%
AIR TRANSPORTATION--0.2%
United Airlines, Inc.,
  9.200%, 3/22/08..............     553,566         589,498
                                               ------------
ELECTRIC SERVICES--0.6%
Israel Electric Corp., Ltd.,
  7.750%, 3/1/09 (c)...........   2,200,000       2,231,130
                                               ------------
TELECOMMUNICATIONS--2.0%
AOL Time Warner, Inc.,
  6.750%, 4/15/11 (c)..........   4,000,000       3,929,240
Cable & Wireless Optus Ltd.,
  8.000%, 6/22/10 (c)..........   1,600,000       1,705,024
WorldCom, Inc.,
  8.250%, 5/15/31 (c)..........   1,800,000       1,769,634
                                               ------------
                                                  7,403,898
                                               ------------
TOTAL CORPORATE BONDS, FIXED (cost of
  $57,952,393)..............................     58,214,711
                                               ------------
ASSET-BACKED SECURITIES--2.7%
ASSET-BACKED SECURITIES--0.4%
Green Tree Home
  Improvement Loan Trust,
  Series 1994-A, Class A,
  7.050%, 3/15/14..............     185,502         185,588
LB Commercial Conduit Mortgage
  Trust, Series 1998-C4,
  Class A1B, 6.210%,
  10/15/08.....................   1,250,000       1,232,813
                                               ------------
                                                  1,418,401
                                               ------------
NON-AGENCY MORTGAGE-BACKED
  SECURITIES--2.3%
GS Mortgage Securities Corp.
  II, 1998-C1, Class A2,
  6.620%, 10/18/30.............   3,750,000       3,807,422
MBNA Master Credit Card Trust,
  1999-M, Class A,
  6.600%, 4/16/07..............   4,250,000       4,408,185
                                               ------------
                                                  8,215,607
                                               ------------
TOTAL ASSET-BACKED SECURITIES (cost of
  $9,665,411)...............................      9,634,008
                                               ------------

                       See Notes to Investment Portfolio.

--------------------------------------------------------------------------------
INVESTMENT PORTFOLIO (CONTINUED)
Stein Roe Balanced Fund, Variable Series / June 30, 2001 (Unaudited)
--------------------------------------------------------------------------------

                                    PAR           VALUE
                                ------------   ------------
SHORT-TERM OBLIGATION--1.2%
UBS Finance Corp.,
  4.14%, 7/2/01
  (cost of $4,369,497) (d)..... $ 4,370,000    $  4,369,497
                                               ------------
TOTAL INVESTMENTS
  (cost of $334,230,621)....................    358,058,876
OTHER ASSETS & LIABILITIES, NET--0.8%.......      2,963,822
                                               ------------
NET ASSETS--100.0%..........................   $361,022,698
                                               ============

NOTES TO INVESTMENT PORTFOLIO:

 (a) Non-income producing.
(b) These securities, or a portion thereof, with a total market value of $1,939,717 are being used to collateralize open futures contracts.
 (c) Securities are exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2001 the value of these securities amounted to $21,387,903 or 5.9% of the net assets.
(d) Rate represents yield at date of purchase.

Long futures contracts open at June 30, 2001:

                                                UNREALIZED
                                  EXPIRATION   DEPRECIATION
TYPE                  CONTRACTS     MONTH       AT 6/30/01
----                  ---------   ----------   ------------
S&P Midcap 400 Index  32,500      September     $(463,125)
S&P 500 Index          3,750      September      (182,063)
                                                ---------
                                                $(645,188)
                                                =========

SUMMARY OF SECURITIES BY COUNTRY:
                                       % OF TOTAL
COUNTRY                    VALUE       INVESTMENTS
-------                 ------------   -----------
United States           $328,837,580       91.8%
United Kingdom             6,353,713        1.8
Japan                      6,256,029        1.8
France                     4,484,882        1.3
Netherlands                2,668,041        0.7
Germany                    2,292,983        0.6
Italy                      2,189,910        0.6
Switzerland                2,054,627        0.6
Sweden                     1,073,791        0.3
Belgium                      832,654        0.2
Hong Kong                    677,008        0.2
Singapore                    220,455        0.1
Finland                      117,203        0.0
                        ------------      -----
                        $358,058,876      100.0%
                        ============      =====

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
STATEMENT OF ASSETS & LIABILITIES
Stein Roe Balanced Fund, Variable Series /June 30, 2001 (Unaudited)
--------------------------------------------------------------------------------

ASSETS:
Investments, at value (cost of $334,230,621)................  $358,058,876
Cash (including foreign currency)...........................       224,957
Receivable for:
  Investments sold..........................................    19,486,569
  Dividends.................................................     1,978,883
  Interest..................................................       171,525
  Futures variation margin..................................       386,375
  Fund shares sold..........................................       350,770
Other assets................................................        15,330
                                                              ------------
    TOTAL ASSETS............................................   380,673,285
                                                              ------------
LIABILITIES:
Payables for:
  Investments purchased.....................................    19,269,904
  Fund shares repurchased...................................       193,432
  Management fee............................................       136,542
  Administration fee........................................        45,514
  Bookkeeping fee...........................................         2,738
  Trustees' fee.............................................         1,250
  Custody fee...............................................         1,207
                                                              ------------
    TOTAL LIABILITIES.......................................    19,650,587
                                                              ------------
NET ASSETS..................................................  $361,022,698
                                                              ============
COMPOSITION OF NET ASSETS:
Paid in capital.............................................  $325,124,176
Undistributed net investment income.........................     4,913,465
Accumulated net realized gain...............................     8,227,508
Net unrealized appreciation (depreciation) on:
  Investments...............................................    23,828,255
  Foreign currency translations.............................      (425,518)
  Futures contracts.........................................      (645,188)
                                                              ------------
NET ASSETS..................................................  $361,022,698
                                                              ============
NET ASSET VALUE PER SHARE--CLASS A
  ($324,731,762/22,564,366).................................        $14.39
                                                              ============
NET ASSET VALUE PER SHARE--CLASS B
  ($36,290,936/2,528,781)...................................        $14.35
                                                              ============

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
For the Six Months Ended June 30, 2001 (Unaudited)
--------------------------------------------------------------------------------

INVESTMENT INCOME:
  Interest income...........................................  $  4,981,637
  Dividend income...........................................     1,288,607
                                                              ------------
    Total Investment Income (net of foreign taxes withheld
     of $50,349)............................................     6,270,244
EXPENSES:
  Management fee............................................       832,037
  Administration fee........................................       277,346
  Distribution fee--Class B.................................        31,176
  Bookkeeping fee...........................................        16,400
  Trustees' expense.........................................         8,507
  Custody fee...............................................         7,240
  Miscellaneous expense.....................................        55,848
                                                              ------------
    Total Expense...........................................     1,228,554
                                                              ------------
Net Investment Income.......................................     5,041,690
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES
  AND FOREIGN CURRENCY:
Net realized gain (loss):
  Investments...............................................     8,933,645
  Futures contracts.........................................      (715,440)
  Foreign currency transactions.............................        19,928
                                                              ------------
    Net realized gain.......................................     8,238,133
Net change in unrealized appreciation/depreciation on:
  Investments...............................................   (34,495,963)
  Futures contracts.........................................      (401,738)
  Foreign currency translations.............................      (768,808)
                                                              ------------
    Net change in unrealized appreciation/depreciation......   (35,669,509)
                                                              ------------
Net Loss....................................................   (27,431,376)
                                                              ------------
Net Decrease in Net Assets from Operations..................  $(22,389,686)
                                                              ------------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
Stein Roe Balanced Fund, Variable Series
--------------------------------------------------------------------------------

                                                              (UNAUDITED)
                                                               SIX MONTHS         YEAR
                                                                 ENDED           ENDED
                                                                JUNE 30,      DECEMBER 31,
             INCREASE (DECREASE) IN NET ASSETS:                   2001          2000(A)
             ----------------------------------               ------------    ------------
OPERATIONS:
Net investment income.......................................  $  5,041,690    $ 10,955,687
Net realized gain on investments, futures and foreign
  currency transactions.....................................     8,238,133      13,543,399
Net change in unrealized appreciation/depreciation on
  investments, futures and foreign currency translations....   (35,669,509)    (28,232,491)
                                                              ------------    ------------
    Net Decrease from Operations............................   (22,389,686)     (3,733,405)
                                                              ------------    ------------
DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income--Class A.........................   (10,136,562)    (11,091,099)
From net investment income--Class B.........................      (664,848)             --
From net realized gains --Class A...........................   (12,647,310)    (18,789,074)
From net realized gains --Class B...........................      (829,526)             --
                                                              ------------    ------------
    Total Distributions Declared to Shareholders............   (24,278,246)    (29,880,173)
SHARE TRANSACTIONS:
Subscriptions--Class A......................................     5,700,733      33,903,274
Distributions reinvested--Class A...........................    22,783,872      29,880,173
Redemptions--Class A........................................   (36,148,679)    (79,424,308)
                                                              ------------    ------------
    Net Decrease--Class A...................................    (7,664,074)    (15,640,861)
                                                              ------------    ------------
Subscriptions--Class B......................................    23,256,714      15,857,355
Distributions reinvested--Class B...........................     1,494,374              --
Redemptions--Class B........................................      (564,747)       (439,868)
                                                              ------------    ------------
    Net Increase--Class B...................................    24,186,341      15,417,487
                                                              ------------    ------------
Net Increase (Decrease) from Share Transactions.............    16,522,267        (223,374)
                                                              ------------    ------------
Total Decrease in Net Assets................................   (30,145,665)    (33,836,952)
NET ASSETS:
Beginning of period.........................................   391,168,363     425,005,315
                                                              ------------    ------------
End of period (including undistributed net investment income
  of $4,913,465 and $11,037,292, respectively)..............  $361,022,698    $391,168,363
                                                              ============    ============
CHANGES IN SHARES OF BENEFICIAL INTEREST:
Subscriptions--Class A......................................       397,829       2,003,611
Issued for distributions reinvested--Class A................     1,587,726       1,821,962
Redemptions--Class A........................................    (2,424,673)     (4,692,861)
                                                              ------------    ------------
    Net Decrease--Class A...................................      (439,118)       (867,288)
                                                              ------------    ------------
Subscriptions--Class B......................................     1,545,487         944,036
Issued for distributions reinvested--Class B................       104,356              --
Redemptions--Class B........................................       (38,648)        (26,450)
                                                              ------------    ------------
    Net Increase--Class B...................................     1,611,195         917,586
                                                              ------------    ------------
Net Increase in Shares of Beneficial Interest...............     1,172,077          50,298
                                                              ------------    ------------

(a) Class B Shares were initially offered on June 1, 2000.

                       See Notes to Financial Statements.

                   NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

NOTE 1. ORGANIZATION AND ACCOUNTING POLICIES

  ORGANIZATION--Stein Roe Balanced Fund, Variable Series (the "Fund"), a series of SteinRoe Variable Investment Trust (the "Trust"), is a diversified portfolio of a Massachusetts business trust, registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund's investment objective is to seek high total investment return by investing primarily in a diversified portfolio of common stocks, securities convertible to common stock, bonds, and cash. The Fund's capitalization consists of an unlimited number of shares of beneficial interest without par value that represents a separate series of the Trust. The Fund offers two classes of shares: Class A and Class B. Class B shares are subject to an annual distribution fee. Each share of the Fund represents an equal proportionate beneficial interest in the Fund and, when issued and outstanding, is fully paid and nonassessable. Shareholders would be entitled to share proportionally in the net assets of the Fund available for distribution to shareholders upon liquidation of the Fund. Shares of the Fund are available and are being marketed exclusively as a pooled funding vehicle for variable annuity contracts ("VA contracts") and Variable Life Insurance Policies ("VLI Policies") offered by the separate accounts of the life insurance companies ("Participating Insurance Companies"). Certain Participating Insurance Companies are affiliated with the Investment Advisor and sub-advisors to the Fund ("Affiliated Participating Insurance Companies"). Such Affiliated Participating Insurance Companies are Keyport Life Insurance Company ("Keyport"), Keyport Benefit Life Insurance Company ("Keyport Benefit"), Independence Life & Annuity Company ("Independence") and Liberty Life Assurance Company of Boston ("Liberty Life"). The Participating Insurance Companies and their separate accounts own all the shares of the Fund. Stein Roe & Farnham Incorporated (the "Manager") ("Stein Roe"), provides investment management, administrative and advisory services to the Fund pursuant to its Management Agreement with the Fund. The Manager also provides pricing and bookkeeping services to the Fund. Liberty Funds Services, Inc. (the "Transfer Agent") provides transfer agency services to the Fund. Liberty Funds Distributor, Inc. ("LFD") serves as the principal underwriter of the Fund. The Manager, the Transfer Agent, LFD, Keyport, Keyport Benefit and Independence are wholly-owned indirect subsidiaries of Liberty Financial Companies, Inc. ("LFC"). As of June 30, 2001, Liberty Mutual Insurance Companies ("Liberty Mutual") owned approximately 70.46% of the outstanding voting shares of LFC. Liberty Life is a subsidiary of Liberty Mutual.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

  SECURITY VALUATION AND TRANSACTIONS--Debt securities generally are valued by a pricing service based upon market transactions for normal, institutional-size trading units of similar securities. When management deems it appropriate, an over-the-counter or exchange bid quotation is used.

Equity securities generally are valued at the last sale price or, in the case of unlisted or listed securities for which there were no sales during the day, at current quoted bid prices.

Short-term obligations with a maturity of 60 days or less are valued at amortized cost.

The value of all assets and liabilities quoted in foreign currencies is translated into U.S. dollars at that day's exchange rates.

Portfolio positions for which market quotations are not readily available are valued at fair value under procedures approved by the Trustees.

Security transactions are accounted for on the date the securities are purchased, sold or mature.

Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

  DETERMINATION OF CLASS NET ASSET VALUES AND FINANCIAL HIGHLIGHTS--All income, expenses (other than the Class B distribution fee), and realized and unrealized gains (losses) are allocated to each class proportionately on a daily basis for purposes of determining the net asset value of each class.

The per share data was calculated using average shares outstanding during the period. In addition, Class B net investment income per share data and ratios reflect the distribution fee applicable to Class B shares only.

  FEDERAL INCOME TAXES--Consistent with the Fund's policy to qualify as a regulated investment company and to distribute all of its taxable income, no federal income tax has been accrued.

  INTEREST INCOME, DEBT DISCOUNT AND PREMIUM--Interest income is recorded on the accrual basis. Original issue discount is accreted to interest income over the life of a security with a corresponding increase in the cost basis.

Effective January 1, 2001, the Fund adopted provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing discount and premium on all debt securities. The cumulative effect of this accounting change will not impact total net assets of the Fund, but will result in a $364,107 reduction in cost of securities and a corresponding $364,107 decrease in net unrealized depreciation, based on securities held by the Fund on January 1, 2001.

The effect of this change for the six months ended June 30, 2001 was to decrease net investment income by $135,859, decrease net unrealized depreciation by $227,124, and increase net realized gains by $362,983. The Statement of Changes in Net Assets and the Financial Highlights for prior periods have not been restated to reflect this change.

  DISTRIBUTIONS TO SHAREHOLDERS--The Fund intends to distribute as income dividends or capital gains distributions, at least annually, substantially all of its net investment income and net profits realized from the sale of investments. All dividends and distributions are reinvested in additional shares of the Fund at net asset value as of the record date of the distribution. Income and capital gain distributions are determined in accordance with federal income tax regulations.

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

  FOREIGN CURRENCY TRANSACTIONS--Net realized and unrealized gains (losses) on foreign currency transactions includes gains (losses) arising from the fluctuations in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency, and currency gains (losses) between the accrual and payment dates on dividends and interest income and foreign withholding taxes.

The Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments.

  OTHER--Corporate actions are recorded on ex-date (except for certain foreign securities which are recorded as soon after ex-date as the Fund becomes aware of such), net of nonrebatable tax withholdings. Where a high level of uncertainty as to collection exists, income on securities is recorded net of all tax withholdings with any rebates recorded when received.

The Fund's custodian takes possession through the federal book-entry system of securities collateralizing repurchase agreements. Collateral is marked-to-market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund. The Fund may experience costs and delays in liquidating the collateral if the issuer defaults or enters bankruptcy.

NOTE 2. FEES AND COMPENSATION PAID TO AFFILIATES

  MANAGEMENT AND ADMINISTRATIVE FEES--The Manager receives a monthly fee equal to 0.45% and 0.15% annually of the Fund's average daily net assets for management and administrative services, respectively.

  BOOKKEEPING FEE--The Manager provides bookkeeping and pricing services for a monthly fee equal to $25,000 annually plus 0.0025% of the Fund's average net assets over $50 million.

  TRANSFER AGENT FEE--Liberty Funds Services, Inc. (the "Transfer Agent") provides shareholder services for an annual rate of $7,500.

  DISTRIBUTION FEE--The Fund has adopted a 12b-1 plan which requires it to pay LFD a monthly distribution fee totaling 0.25% annually on Class B net assets as of the 20th of each month.

  EXPENSE LIMITS--The Manager has voluntarily agreed to reimburse all expenses, including management fees, but excluding interest, taxes, distribution fees, brokerage and extraordinary expenses of the Fund in excess of 0.75% of average net assets.

LFD voluntarily agrees to reimburse the Fund's Class B share distribution fees, in excess of 0.15% when the total operating expenses of the Fund is in excess of 0.90% of average daily net asset value per annum.

These arrangements may be terminated or modified by the Manager or LFD at any time.

  OTHER--The Fund pays no compensation to its officers, all of whom are employees of Colonial.

The Fund's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

NOTE 3. PORTFOLIO INFORMATION

  INVESTMENT ACTIVITY--During the six months ended June 30, 2001, purchases and sales of investments, other than short term obligations, were $105,653,736 and $119,689,590, respectively.

Unrealized appreciation (depreciation) at June 30, 2001, based on cost of investments for financial statement purposes was:

Gross unrealized
  appreciation                $ 59,503,069
Gross unrealized
  depreciation                 (35,674,814)
                              ------------
  Net unrealized
     appreciation             $ 23,828,255
                              ============

  OTHER--There are certain additional risks involved when investing in foreign securities that are not inherent with investments in domestic securities. These risks may involve foreign currency exchange rate fluctuations, adverse political and economic developments and the possible prevention of foreign currency exchange or the imposition of other foreign governmental laws or restrictions.

The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

The Fund may purchase or sell futures contracts. The Fund will use these instruments to hedge against the effects of changes in the portfolio securities due to market conditions and not for trading purposes. The use of future contracts involves certain risks which include (1) imperfect correlation between the price movement of the instruments and the underlying securities, (2) inability to closeout a position due to different trading hours, or the absence of a liquid market for either the instrument or the underlying securities or (3) an inaccurate prediction by the Advisor of the future direction of the market or stock price or interest rate trends. Any of these risks may involve amounts exceeding the variation margin recorded in the Fund's Statement of Assets and Liabilities at any given time.

NOTE 4. OTHER RELATED PARTY TRANSACTIONS

  During the six months ended June 30, 2001, the Fund used AlphaTrade Inc., a wholly owned subsidiary of Colonial, as a broker. Total commissions paid to AlphaTrade Inc. during the period were $3,444.

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
Stein Roe Balanced Fund, Variable Series--Class B Shares
--------------------------------------------------------------------------------

                                                               (UNAUDITED)        PERIOD
                                                               SIX MONTHS         ENDED
                                                                  ENDED        DECEMBER 31,
                                                              JUNE 30, 2001      2000(a)
                                                              -------------    ------------
NET ASSET VALUE, BEGINNING OF PERIOD........................     $  16.33        $ 16.18
                                                                 --------        -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (b)...................................         0.19(i)        0.25
Net realized and unrealized loss on investments.............        (1.14)(i)      (0.10)
                                                                 --------        -------
Total from Investment Operations............................        (0.95)          0.15
                                                                 --------        -------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income..................................        (0.46)            --
From net realized gains.....................................        (0.57)            --
                                                                 --------        -------
     Total Distributions Declared to Shareholders...........        (1.03)            --
                                                                 --------        -------
NET ASSET VALUE, END OF PERIOD..............................     $  14.35        $ 16.33
                                                                 ========        =======
Total return (c)(d)(e)(f)...................................        (5.85)%         0.93%
RATIOS TO AVERAGE NET ASSETS:
Expenses (g)(h).............................................         0.90%          0.90%
Net investment income (g)(h)................................         2.49%(i)       2.57%
Waiver/reimbursement (h)....................................           --           0.04%
Portfolio turnover rate (f).................................           35%            39%
Net assets, end of period (000's)...........................     $ 36,291        $14,985

(a) Class B shares were initially offered on June 1, 2000.
(b) Per share data was calculated using average shares outstanding during the period.
(c) Total return at net asset value assuming all distributions reinvested.
(d) Had the Distributor not waived or reimbursed a portion of expenses, total return would have been reduced.
(e) Total return figure does not include any insurance company charges associated with a variable annuity. If included, total return would be reduced.
(f) Not annualized.
(g) The benefits derived from custody credits and directed brokerage arrangements had no impact.
(h) Annualized.
(i) As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the six months ended June 30, 2001, was to decrease net investment income per share by $0.01, increase net realized and unrealized loss per share by $0.01 and decrease the ratio of net investment income to average net assets from 2.57% to 2.49%. Per share, ratios and supplemental data for periods prior to June 30, 2001 have not been restated to reflect this change in presentation.

--------------------------------------------------------------------------------
PORTFOLIO MANAGER'S DISCUSSION
Stein Roe Growth Stock Fund, Variable Series / June 30, 2001
--------------------------------------------------------------------------------

   Stein Roe Growth Stock Fund, Variable Series seeks long-term growth of capital.

   Erik P. Gustafson, senior vice president of Stein Roe & Farnham Incorporated, is the fund's portfolio manager.

STOCK MARKET BRUISED AND BATTERED
During the last six months, much of the stock market has taken a tremendous beating. Technology continued to suffer some of the largest declines. We also saw moderate declines in the health care and financial services sectors. In this environment, the fund's return was worse than the overall market. The fund's overweight position in technology was a contributing factor to its poor performance. For example, the fund's positions in Cisco Systems (1.7% of net assets) and Corning Incorporated (1.3% of net assets)--contributed to the fund's weak performance. Even though both Cisco and Corning were hurt by the dramatic slowdown in technology spending, we did not eliminate our holdings in either company. During this period, we increased our position in Corning and maintained our position in Cisco Systems. We believe that when the environment improves, Cisco and Corning, as market leaders, should recover their strength.

FOCUS ON UTILITIES AND CONSUMER CYCLICALS
In evaluating the potential for earnings growth, we increased our exposure in the utilities sector with the purchase of stock in Duke Energy Corporation (2.5% of net assets). Headquartered in North Carolina, Duke Energy markets and trades gas and electricity in the United States and Canada. It provides electricity to two million customers in the Carolinas and builds power plants. We like Duke Energy's position in the southeast and the fact that it is both a builder of plants and provider of energy. We established a position because the US electric power infrastructure has to be updated and become more efficient in order to provide for the ever-growing power consumption in this country. We think that Duke Energy is poised to benefit from the increasing need for power in the United States.

     Within the consumer cyclicals sector, we established a position in Target Corporation (2.7% of net assets). Target operates discount, midrange and upscale department stores. Retailers tend to benefit in an economic environment where interest rates are declining, since these companies typically have to finance inventory. Lower rates usually translate into lower financing costs. We believe that Target is one of the best-managed retailers in the country.

     Prior to this reporting period, the fund had held stock in AOL and established a position in Time Warner. When the merger of America Online and Time Warner was finalized in January 2001, our holdings in Time Warner were converted into holdings of the new company, AOL Time Warner (4.6% of net assets). With the successful merger of these two companies, AOL Time Warner became the world's dominant media franchise. Companies under this corporate umbrella include America Online, Home Box Office, Time, Turner Broadcasting and New Line Cinema. Although media organizations have been experiencing a decline in advertising revenue, we believe AOL Time Warner is poised to benefit when the economy improves. It was one of the better-performing media companies during this period.

ECONOMIC RELIEF POSSIBLY BY YEAR'S END
Clearly, during the last six months, we have been in the midst of a painful bear market. We have seen Nasdaq fall over 60% from its highs over a year ago. In an attempt to avert a recession, the Federal Reserve Board sharply reduced its short-term interest rates during the first six months of 2001. Those lower rates should spark a resumption of economic growth. We believe a rebound in economic activity may occur in the third or fourth quarter of this year. This summer will likely be a difficult time, as the economy will still be digesting the interest rate increases of 2000. However, we believe that by the third or fourth quarter of 2001 the US economy may begin to feel the positive effects of the first quarter interest rate decreases. This should provide a more positive environment for growth stocks.

                       ---------------------------------

An investment in the fund may present certain risks, including stock market fluctuations that occur in response to economic and business developments. Although there are currently no plans to do so, the fund may invest up to 25% of its assets in foreign stocks. International investing involves greater risks, including a greater degree of social, political and economic volatility.

Holdings are disclosed as a percentage of net assets as of June 30, 2001, and are subject to change.

--------------------------------------------------------------------------------
FUND PERFORMANCE
Stein Roe Growth Stock Fund, Variable Series / June 30, 2001
--------------------------------------------------------------------------------

                                                          CLASS B(1)
---------------------------------------------------------------------
Inception date                                              6/1/00
Net asset value per share as of 12/31/00 ($)                 44.59
Net asset value per share as of 6/30/01 ($)                  31.47
---------------------------------------------------------------------

             AVERAGE ANNUAL TOTAL RETURN AS OF JUNE 30, 2001 (%)
------------------------------------------------------------------------------
                            6-MONTH
                          (CUMULATIVE)      1-YEAR       5-YEAR       10-YEAR
Class B(1)                   -14.94         -31.89        13.43        14.15
S&P 500 Index                 -6.69         -14.82        14.48        15.09
------------------------------------------------------------------------------

                    CHANGE IN VALUE OF A $10,000 INVESTMENT
                      CLASS B SHARES(1) VS. S&P 500 INDEX

GRAPH                        6/30/1991 - 6/30/2001

                                                                       CLASS B SHARES                     S&P 500 INDEX
                                                                       --------------                     -------------
                                                                          10000.00                           10000.00
                                                                          10884.00                           10534.00
12/91                                                                     12387.10                           11415.70
                                                                          11833.40                           11128.00
6/92                                                                      11541.10                           11339.50
                                                                          12196.60                           11696.70
12/92                                                                     13209.00                           12283.80
                                                                          12992.30                           12819.40
6/93                                                                      12828.60                           12880.90
                                                                          13275.00                           13213.30
12/93                                                                     13865.80                           13519.80
                                                                          12986.70                           13007.40
6/94                                                                      12584.10                           13062.00
                                                                          13161.70                           13699.50
12/94                                                                     12985.40                           13696.70
                                                                          13932.00                           15029.40
6/95                                                                      15322.40                           16461.70
                                                                          16863.80                           17768.80
12/95                                                                     17884.10                           18838.40
                                                                          18717.50                           19850.10
6/96                                                                      19997.80                           20739.40
                                                                          20603.70                           21380.20
12/96                                                                     21687.50                           23161.20
                                                                          21572.50                           23784.20
6/97                                                                      25932.30                           27932.20
                                                                          27457.20                           30024.30
12/97                                                                     28687.20                           30886.00
                                                                          32014.90                           35191.50
6/98                                                                      34047.90                           36359.90
                                                                          29022.40                           32753.00
12/98                                                                     36693.10                           39722.80
                                                                          40931.10                           41701.00
6/99                                                                      42179.50                           44636.70
                                                                          39922.90                           41855.90
12/99                                                                     50243.00                           48079.80
                                                                          57759.30                           49180.90
6/00                                                                      55125.50                           47872.70
                                                                          53322.90                           47408.30
12/00                                                                     44135.40                           43701.00
                                                                          36552.90                           38522.40
6/01                                                                      37552.00                           40776.00

PAST PERFORMANCE CANNOT PREDICT FUTURE INVESTMENT RESULTS. SHARE PRICE AND INVESTMENT RETURN WILL VARY, SO YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. Total return performance includes changes in share price and reinvestment of all distributions. The S&P (Standard & Poor's) 500 Index is an unmanaged index that tracks the performance of 500 widely held, large-capitalization US stocks. Indexes are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index.

MUTUAL FUND PERFORMANCE CHANGES OVER TIME. CURRENT RETURNS FOR THE FUND MAY BE DIFFERENT THAN THAT SHOWN.

Performance numbers reflect all fund expenses, but do not include any insurance charges imposed by your insurance company's separate accounts. If performance included the effect of these additional charges, it would be lower.

(1) Class B share (newer class shares) performance information includes returns of the fund's class A shares (the oldest existing fund class) for periods prior to the inception of the newer class shares. These class A share returns were not restated to reflect any expense differential (e.g., Rule 12b-1 fees) between class A shares and the newer class shares.

--------------------------------------------------------------------------------
INVESTMENT PORTFOLIO
Stein Roe Growth Stock Fund, Variable Series / June 30, 2001 (Unaudited)
--------------------------------------------------------------------------------

                                   SHARES         VALUE
                                ------------   ------------
COMMON STOCKS--97.7%
FINANCE, INSURANCE & REAL ESTATE-- 15.0%
DIVERSIFIED FINANCIAL SERVICES--2.2%
Freddie Mac....................     100,000    $  7,000,000
                                               ------------
INSURANCE CARRIERS--9.1%
American International Group,
  Inc..........................     150,000      12,900,000
Citigroup, Inc. ...............     300,000      15,852,000
                                               ------------
                                                 28,752,000
                                               ------------
SECURITY BROKERS & DEALERS--3.7%
Merrill Lynch & Co., Inc. .....     200,000      11,850,000
                                               ------------
MANUFACTURING--39.5%
CHEMICALS & ALLIED PRODUCTS--11.3%
Abbott Laboratories............     100,000       4,801,000
Immunex Corp. (a)..............     250,000       4,437,500
Johnson & Johnson..............     250,000      12,500,000
Pfizer, Inc. ..................     350,000      14,017,500
                                               ------------
                                                 35,756,000
                                               ------------
COMMUNICATIONS EQUIPMENT--4.7%
EchoStar Communications Corp.
  Class A (a)..................     200,000       6,484,000
Finisar Corp. (a)..............     100,000       1,868,000
Nokia Oyj ADR..................     300,000       6,612,000
                                               ------------
                                                 14,964,000
                                               ------------
ELECTRICAL INDUSTRIAL EQUIPMENT--4.6%
General Electric Co. ..........     300,000      14,625,000
                                               ------------
ELECTRONIC COMPONENTS--1.5%
Texas Instruments, Inc. .......     150,000       4,725,000
                                               ------------
FOOD & KINDRED PRODUCTS--4.8%
Philip Morris Cos., Inc. ......     300,000      15,225,000
                                               ------------
MACHINERY & COMPUTER EQUIPMENT--3.6%
Cisco Systems, Inc. (a)........     300,000       5,460,000
EMC Corp. (a)..................     200,000       5,810,000
                                               ------------
                                                 11,270,000
                                               ------------
MEASURING & ANALYZING INSTRUMENTS--3.3%
Medtronic, Inc. (a)............     225,000      10,352,250
                                               ------------
MISCELLANEOUS MANUFACTURING--3.5%
Tyco International Ltd. .......     200,000      10,900,000
                                               ------------
STONE, CLAY, GLASS & CONCRETE--1.3%
Corning, Inc. .................     250,000       4,177,500
                                               ------------
PRIMARY METAL--0.9%
Alcoa, Inc. ...................      75,000       2,955,000
                                               ------------
MINING & ENERGY--5.9%
OIL & GAS EXTRACTION--1.0%
Transocean Sedco Forex,
  Inc. ........................      75,000       3,093,750
                                               ------------
OIL & GAS FIELD SERVICES--4.9%
Energy Service Co., Inc. ......     250,000       5,850,000
Enron Corp. ...................     200,000       9,800,000
                                               ------------
                                                 15,650,000
                                               ------------

                                   SHARES         VALUE
                                ------------   ------------
RETAIL TRADE--11.7%
APPAREL & ACCESSORY STORES--3.0%
Kohl's Corp. (a)...............     150,000    $  9,409,500
                                               ------------
BUILDING, HARDWARE & GARDEN
  SUPPLY--3.0%
Home Depot, Inc. ..............     200,000       9,310,000
                                               ------------
FOOD STORES--3.0%
Safeway, Inc. (a)..............     200,000       9,600,000
                                               ------------
GENERAL MERCHANDISE STORES--2.7%
Target Corp. ..................     250,000       8,650,000
                                               ------------
SERVICES--11.0%
COMPUTER RELATED SERVICES--7.6%
AOL Time Warner, Inc. (a)......     275,000      14,575,000
Electronic Data Systems
  Corp. .......................     150,000       9,375,000
                                               ------------
                                                 23,950,000
                                               ------------
COMPUTER SOFTWARE--3.4%
Microsoft Corp. (a)............     150,000      10,950,000
                                               ------------
TRANSPORTATION, COMMUNICATIONS,
  ELECTRIC, GAS & SANITARY
  SERVICES--14.6%
BROADCASTING--4.1%
AT&T Corp-Liberty Media Group
  Class A (a)..................     750,000      13,117,500
                                               ------------
ELECTRIC SERVICES--5.5%
Calpine Corp. (a)..............     250,000       9,450,000
Duke Energy Corp. .............     200,000       7,802,000
                                               ------------
                                                 17,252,000
                                               ------------
TELECOMMUNICATIONS--5.0%
American Tower Corp. Class A
  (a)..........................     200,000       4,134,000
Comcast Corp. Special Class
  A............................     250,000      10,850,000
Level 3 Communications, Inc.
  (a)..........................     150,000         823,500
                                               ------------
                                                 15,807,500
                                               ------------
TOTAL COMMON STOCKS
  (cost of $277,664,351)....................    309,342,000
                                               ------------

                                    PAR
                                ------------
SHORT-TERM OBLIGATION--2.3%
UBS Finance Corp., 4.140%,
  7/2/01 (b)(cost of
  $7,434,145)..................  $7,435,000       7,434,145
                                               ------------
TOTAL INVESTMENTS
  (cost of $285,098,496) (c)................    316,776,145
OTHER ASSETS & LIABILITIES, NET--0.0%.......         (3,436)
                                               ------------
NET ASSETS--100.0%..........................   $316,772,709
                                               ============

NOTES TO INVESTMENT PORTFOLIO:

(a) Non-income producing.
(b) Rate represents yield at date of purchase.
(c) Cost for both financial statement and federal income tax purposes is the same.

  ACRONYM                   NAME
  -------                   ----
   ADR           American Depositary Receipt

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
STATEMENT OF ASSETS & LIABILITIES
Stein Roe Growth Stock Fund, Variable Series / June 30, 2001 (Unaudited)
--------------------------------------------------------------------------------

ASSETS:
Investments, at value (cost of $285,098,496)................    $316,776,145
Cash........................................................       1,171,270
Receivable for:
  Investments sold..........................................       7,371,166
  Dividends.................................................         161,500
  Fund shares sold..........................................          68,268
  Other.....................................................          11,534
Other assets................................................          60,911
                                                                ------------
     TOTAL ASSETS...........................................     325,620,794
                                                                ------------
LIABILITIES:
Payable for:
  Investments purchased.....................................       8,365,935
  Fund shares repurchased...................................         299,727
  Management fee............................................         134,440
  Administration fee........................................          40,332
  Trustees' fee.............................................           4,000
  Bookkeeping fee...........................................           2,651
  Custody fee...............................................           1,000
                                                                ------------
     TOTAL LIABILITIES......................................       8,848,085
                                                                ------------
NET ASSETS..................................................    $316,772,709
                                                                ============
COMPOSITION OF NET ASSETS:
Paid in capital.............................................    $291,611,087
Undistributed net investment income.........................         133,144
Accumulated net realized loss...............................      (6,649,171)
Net unrealized appreciation on investments..................      31,677,649
                                                                ------------
NET ASSETS..................................................    $316,772,709
                                                                ============
NET ASSET VALUE PER SHARE--CLASS A
  ($286,026,240/9,059,783)..................................          $31.57
                                                                      ======
NET ASSET VALUE PER SHARE--CLASS B ($30,746,469/976,871)....          $31.47
                                                                      ======

--------------------------------------------------------------------------------

STATEMENT OF OPERATIONS
For the Six Months Ended June 30, 2001 (Unaudited)
--------------------------------------------------------------------------------

INVESTMENT INCOME:
  Dividend income...........................................  $  1,053,216
  Interest income...........................................       312,761
                                                              ------------
     Total Investment Income................................     1,365,977
EXPENSES:
  Management fee............................................       873,154
  Administration fee........................................       261,946
  Bookkeeping fee...........................................        16,143
  Trustees' fee.............................................         9,792
  Custody fee...............................................         7,668
  Distribution fee--Class B.................................        32,481
  Other expenses............................................        32,579
                                                              ------------
     Total Expenses.........................................     1,233,763
  Custodian earnings credits................................          (930)
                                                              ------------
     Net Expenses...........................................     1,232,833
                                                              ------------
Net Investment Income.......................................       133,144
                                                              ------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized loss on investments............................    (6,274,030)
Net change in unrealized appreciation/depreciation on
  investments...............................................   (51,874,301)
                                                              ------------
Net Loss....................................................   (58,148,331)
                                                              ------------
Decrease in Net Assets from Operations......................  $(58,015,187)
                                                              ============

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
Stein Roe Growth Stock Fund, Variable Series
--------------------------------------------------------------------------------

                                                              (UNAUDITED)
                                                               SIX MONTHS         YEAR
                                                                 ENDED            ENDED
                                                                JUNE 30,      DECEMBER 31,
INCREASE (DECREASE) IN NET ASSETS:                                2001           2000(a)
----------------------------------                            ------------    -------------
OPERATIONS:
Net investment income (loss)................................  $    133,144    $    (918,947)
Net realized gain (loss) on investments.....................    (6,274,030)      56,524,439
Net change in unrealized appreciation/depreciation on
  investments...............................................   (51,874,301)    (113,632,893)
                                                              ------------    -------------
     Net Decrease from Operations...........................   (58,015,187)     (58,027,401)
                                                              ------------    -------------
DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net realized gains--Class A............................   (52,644,056)     (57,812,470)
From net realized gains--Class B............................    (4,073,410)              --
                                                              ------------    -------------
     Total Distributions Declared to Shareholders...........   (56,717,466)     (57,812,470)
                                                              ------------    -------------
SHARE TRANSACTIONS:
Subscriptions--Class A......................................     6,585,085       85,173,215
Distributions reinvested--Class A...........................    52,644,056       57,812,470
Redemptions--Class A........................................   (42,874,807)     (57,980,512)
                                                              ------------    -------------
     Net Increase--Class A..................................    16,354,334       85,005,173
                                                              ------------    -------------
Subscriptions--Class B......................................    15,804,462       23,544,089
Distributions reinvested--Class B...........................     4,073,410               --
Redemptions--Class B........................................    (1,028,880)        (242,921)
                                                              ------------    -------------
     Net Increase--Class B..................................    18,848,992       23,301,168
                                                              ------------    -------------
Net Increase from Share Transactions........................    35,203,326      108,306,341
                                                              ------------    -------------
Total Decrease in Net Assets................................   (79,529,327)      (7,533,530)
NET ASSETS:
Beginning of period.........................................   396,302,036      403,835,566
                                                              ------------    -------------
End of period (including undistributed net investment income
  of $133,144 and $0, respectively).........................  $316,772,709    $ 396,302,036
                                                              ============    =============
CHANGES IN SHARES OF BENEFICIAL INTEREST:
Subscriptions--Class A......................................       183,660        1,526,962
Issued for distributions reinvested--Class A................     1,663,845        1,017,467
Redemptions--Class A........................................    (1,213,580)      (1,089,956)
                                                              ------------    -------------
     Net Increase--Class A..................................       633,925        1,454,473
                                                              ------------    -------------
Subscriptions--Class B......................................       425,230          454,395
Issued for distributions reinvested--Class B................       129,069               --
Redemptions--Class B........................................       (27,279)          (4,544)
                                                              ------------    -------------
     Net Increase--Class B..................................       527,020          449,851
                                                              ------------    -------------
  Net Increase in Shares of Beneficial Interest.............     1,160,945        1,904,324
                                                              ------------    -------------

(a) Class B shares were initially offered on June 1, 2000.

                       See Notes to Financial Statements.

                   NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

NOTE 1. ORGANIZATION AND ACCOUNTING POLICIES

  ORGANIZATION--Stein Roe Growth Stock Fund, Variable Series (the "Fund"), a series of SteinRoe Variable Investment Trust (the "Trust") is a diversified portfolio of a Massachusetts business trust, registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund's investment objective is to seek long-term growth of capital. The Fund's capitalization consists of an unlimited number of shares of beneficial interest without par value that represent a separate series of the Trust. The Fund offers two classes of shares: Class A and Class B. Class B shares are subject to an annual distribution fee. Each share of a Fund represents an equal proportionate beneficial interest in the Fund and, when issued and outstanding, is fully paid and nonassessable. Shareholders would be entitled to share proportionally in the net assets of the Fund available for distribution to shareholders upon liquidation of the Fund. Shares of the Fund are available and are being marketed exclusively as a pooled funding vehicle for variable annuity contracts ("VA contracts") and Variable Life Insurance Policies ("VLI Policies") offered by the separate accounts of the life insurance companies ("Participating Insurance Companies"). Certain Participating Insurance Companies are affiliated with the Investment Advisor and sub-advisors to the Fund ("Affiliated Participating Insurance Companies"). Such Affiliated Participating Insurance Companies are Keyport Life Insurance Company ("Keyport"), Keyport Benefit Life Insurance Company ("Keyport Benefit"), Independence Life & Annuity Company ("Independence") and Liberty Life Assurance Company of Boston ("Liberty Life"). The Participating Insurance Companies and their separate accounts own all the shares of the Fund. Stein Roe & Farnham Incorporated (the "Manager") ("Stein Roe"), provides investment management, administrative and advisory services to the Fund pursuant to its Management Agreement with the Fund. The Manager also provides pricing and bookkeeping services to the Fund. Liberty Funds Distributor, Inc. ("LFD") serves as the principal underwriter of the Fund. The Manager, LFD, Keyport, Keyport Benefit and Independence are wholly-owned indirect subsidiaries of Liberty Financial Companies, Inc. ("LFC"). As of June 30, 2001, Liberty Mutual Insurance Companies ("Liberty Mutual") owned approximately 70.46% of the outstanding voting shares of LFC. Liberty Life is a subsidiary of Liberty Mutual.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

  SECURITY VALUATION AND TRANSACTIONS--Equity securities generally are valued at the last sale price or, in the case of unlisted or listed securities for which there were no sales during the day, at current quoted bid prices.

Short-term obligations with a maturity of 60 days or less are valued at amortized cost.

The value of all assets and liabilities quoted in foreign currencies is translated into U.S. dollars at that day's exchange rates.

Portfolio positions for which market quotations are not readily available are valued at fair value under procedures approved by the Trustees.

Security transactions are accounted for on the date the securities are purchased, sold or mature.

Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

  DETERMINATION OF CLASS NET ASSET VALUES AND FINANCIAL HIGHLIGHTS--All income, expenses (other than the Class B distribution fee), and realized and unrealized gains (losses) are allocated to each class proportionately on a daily basis for purposes of determining the net asset value of each class.

The per share data was calculated using average shares outstanding during the period. In addition, Class B net investment income per share data and ratios reflect the distribution fee applicable to Class B shares only.

  FEDERAL INCOME TAXES--Consistent with the Fund's policy to qualify as a regulated investment company and to distribute all of its taxable income, no federal income tax has been accrued.

  DISTRIBUTIONS TO SHAREHOLDERS--The Fund intends to distribute as income dividends or capital gains distributions, at least annually, substantially all of its net investment income and net profits realized from the sale of investments. All dividends and distributions are reinvested in additional shares of the Fund at net asset value as of the record date of the distribution. Income and capital gain distributions are determined in accordance with federal income tax regulations.

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

  FOREIGN CURRENCY TRANSACTIONS--Net realized and unrealized gains (losses) on foreign currency transactions includes gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency, and currency gains (losses) between the accrual and payment dates on dividends and interest income and foreign withholding taxes.

The Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments.

  OTHER--Interest income is recorded on the accrual basis. Corporate actions are recorded on ex-date (except for certain foreign securities which are recorded as soon after ex-date as the Fund becomes aware of such), net of nonrebatable tax withholdings. Where a high level of uncertainty as to collection exists, income on securities is recorded net of all tax withholdings with any rebates recorded when received.

The Fund's custodian takes possession through the federal book-entry system of securities collateralizing repurchase agreements. Collateral is marked-to-market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund. The Fund may experience costs and delays in liquidating the collateral if the issuer defaults or enters bankruptcy.
NOTE 2. FEES AND COMPENSATION PAID TO AFFILIATES

  MANAGEMENT AND ADMINISTRATIVE FEES--The Manager receives a monthly fee equal to 0.50% and 0.15% annually of the Fund's average daily net assets for management and administrative services, respectively.

  BOOKKEEPING FEE--The Manager provides bookkeeping and pricing services for a monthly fee equal to $25,000 annually plus 0.0025% of the Fund's average net assets over $50 million.

  TRANSFER AGENT FEE--Liberty Funds Services, Inc. (the "Transfer Agent"), an affiliate of the Manager, provides shareholder services at an annual rate of $7,500.

  DISTRIBUTION FEE--The Fund has adopted a 12b-1 plan which requires it to pay LFD a monthly distribution fee totaling 0.25% annually on Class B net assets as of the 20th of each month.

  EXPENSE LIMITS--The Manager has voluntarily agreed to reimburse all expenses, including management fees, but excluding interest, taxes, distribution fees, brokerage and extraordinary expenses of the Fund in excess of 0.80% of average net assets.

LFD voluntarily agrees to reimburse the Fund's Class B share distribution fee in excess of 0.15% when the total operating expenses of the Fund is in excess of 0.95% of average daily net asset value per annum.

These arrangements may be terminated or modified by the Manager or LFD at any time.

  OTHER--The Fund pays no compensation to its officers, all of whom are employees of Colonial.

The Fund's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

NOTE 3. PORTFOLIO INFORMATION

  INVESTMENT ACTIVITY--During the six months ended June 30, 2001, purchases and sales of investments, other than short term obligations, were $105,420,893 and $119,129,853, respectively.

Unrealized appreciation (depreciation) at June 30, 2001, based on cost of investments for both financial statement and federal income tax purposes was:

Gross unrealized
  appreciation               $ 68,139,004
Gross unrealized
  depreciation                (36,461,355)
                             ------------
  Net unrealized
     appreciation            $ 31,677,649
                             ============

  OTHER--There are certain additional risks involved when investing in foreign securities that are not inherent with investments in domestic securities. These risks may involve foreign currency exchange rate fluctuations, adverse political and economic developments and the possible prevention of foreign currency exchange or the imposition of other foreign governmental laws or restrictions.

The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

NOTE 4. OTHER RELATED PARTY TRANSACTIONS

During the six months ended June 30, 2001, the Fund used AlphaTrade Inc., a wholly owned subsidiary of Colonial, as a broker. Total commissions paid to AlphaTrade Inc. during the period were $3,450.

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
Stein Roe Growth Stock Fund, Variable Series--Class B Shares
--------------------------------------------------------------------------------

                                                              (UNAUDITED)
                                                              SIX MONTHS        PERIOD
                                                                 ENDED          ENDED
                                                               JUNE 30,      DECEMBER 31,
                                                                 2001          2000(a)
                                                              -----------    ------------
NET ASSET VALUE, BEGINNING OF PERIOD........................    $ 44.59        $ 50.85
                                                                -------        -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss (b).....................................      (0.03)         (0.12)
Net realized and unrealized loss on investments.............      (6.61)         (6.14)
                                                                -------        -------
     Total from Investment Operations.......................      (6.64)         (6.26)
                                                                -------        -------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net realized gains.....................................      (6.48)            --
                                                                -------        -------
NET ASSET VALUE, END OF PERIOD..............................    $ 31.47        $ 44.59
                                                                =======        =======
Total return (c)(d)(e)......................................     (14.94)%       (12.31)%
RATIOS TO AVERAGE NET ASSETS:
Expenses (f)(g).............................................       0.94%         0.95%
Net investment loss (f)(g)..................................      (0.16)%        (0.43)%
Portfolio turnover rate (e).................................         31%           65%
Net assets, end of period (000's)...........................    $30,746        $20,059

(a) Class B shares were initially offered on June 1, 2000.
(b) Per share data was calculated using average shares outstanding during the period.
(c) Total return at net asset value assuming all distributions reinvested.
(d) Total return figure does not include insurance company charges associated with a variable annuity. If included, total return would be reduced.
(e) Not annualized.
(f) The benefits derived from custody credits and directed brokerage arrangements had no impact.
(g) Annualized.

--------------------------------------------------------------------------------
PORTFOLIO MANAGER'S DISCUSSION
Stein Roe Money Market Fund, Variable Series / June 30, 2001
--------------------------------------------------------------------------------

   Stein Roe Money Market Fund, Variable Series seeks high current income consistent with capital preservation and maintenance of liquidity.

   Jane M. Naeseth, senior vice president of Stein Roe & Farnham
   Incorporated, is the fund's portfolio manager.

AVERAGE MATURITIES LENGTHEN DRAMATICALLY AS THE FUND LOCKS IN FAVORABLE RATES The policy of the Federal Reserve Board was the dominant factor behind the performance of money markets during the six-month period. Maintaining a wait-and-see posture during the last half of 2000, the Fed kept its federal funds target rate unchanged as inflationary pressures tipped the economy into a slowdown. At the same time, short-term money market yields began to decline in anticipation of interest rate cuts to come, and the yield curve inverted, meaning shorter-term debt yielded more than longer-term securities. We ended 2000 with an average portfolio maturity of 29 days to take advantage of this anomaly. Then, rate cuts began early in January and continued through June. The yield curve flattened, prompting us to raise the average maturity of the fund to
40.5 days to lock in higher yields. The yield curve remained flat at period-end, with the difference between 30-day and one-year debt just 0.2 percentage point.

MAKEUP OF FUND CHANGES IN RESPONSE TO INTEREST RATE ENVIRONMENT
Each rate cut by the Fed prompted anticipation of further rate decreases. To lock in favorable yields, we bought federal agency securities from March to June--jumping the percentage of this sector in the fund from zero to 9.1% of net assets. These securities added liquidity and rate protection to the fund. As domestic economic conditions remained stagnant, we were also attracted to letters of credit issued by European companies.

FED EASING MAY BE NEARING AN END
We believe that the cycle of rate cuts is nearing an end, with the chance that one more cut of a quarter to one-half percent may end the Fed's easing. We intend to lengthen the fund's average maturity slightly if we have the opportunity to find more attractive one-year debt. Although we expect the yield curve to remain fairly flat until the Fed signals the end of rate cuts, we believe that the yield curve will steepen slightly once rates have stabilized.

                       ---------------------------------

An investment in the fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

--------------------------------------------------------------------------------
FUND PERFORMANCE
Stein Roe Money Market Fund, Variable Series / June 30, 2001
--------------------------------------------------------------------------------

----------------------------------------------------------
Inception date                                    1/1/89
Net asset value per share as of 12/31/00 ($)        1.00
Net asset value per share as of 6/30/01 ($)         1.00
----------------------------------------------------------

                  AVERAGE ANNUAL TOTAL RETURN AS OF JUNE 30, 2001 (%)
----------------------------------------------------------------------------------------
                                      6-MONTH
                                    (CUMULATIVE)      1-YEAR       5-YEAR       10-YEAR
Fund                                    2.33           5.49         5.20         4.66
US Consumer Price Index
  (inflation)                           2.30           3.25         2.58         2.73
----------------------------------------------------------------------------------------

PAST PERFORMANCE CANNOT PREDICT FUTURE INVESTMENT RESULTS. SHARE PRICE AND INVESTMENT RETURN WILL VARY, SO YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. Total return performance includes changes in share price and reinvestment of all distributions. The US Consumer Price Index is the government's measure of retail inflation.

MUTUAL FUND PERFORMANCE CHANGES OVER TIME. CURRENT RETURNS FOR THE FUND MAY BE DIFFERENT THAN THAT SHOWN.

Performance numbers reflect all fund expenses, but do not include any insurance charges imposed by your insurance company's separate accounts. If performance included the effect of these additional charges, it would be lower.

--------------------------------------------------------------------------------
INVESTMENT PORTFOLIO
Stein Roe Money Market Fund, Variable Series / June 30, 2001 (Unaudited)
--------------------------------------------------------------------------------

                                                AMORTIZED
                                    PAR            COST
                                ------------   ------------
COMMERCIAL PAPER--87.3%
Accor Sa Loc., Bank Paribas,
  3.95% 8/14/01................ $ 9,000,000    $  8,956,550
American Home Products, 4.03%
  7/2/01.......................   9,000,000       8,998,993
Asset Securitization Corp.,
  3.95% 7/9/01 (a).............   9,000,000       8,992,100
Baxter International,
  3.95% 7/12/01................   7,407,000       7,398,060
Cofco Capital Loc., Bank of
  America,
  3.82% 7/18/01................   7,000,000       6,987,373
Corp Andina De Fomento Loc.,
  Barclays Bank PLC.,
  3.80% 7/19/01................  10,000,000       9,981,000
Countrywide Home Loans,
  3.80% 7/17/01................   9,000,000       8,984,800
Enterprise Funding,
  3.78% 7/13/01 (a)............   8,000,000       7,989,920
International Lease Finance,
  3.80% 7/17/01................   9,000,000       8,984,800
Jupiter Securitization,
  3.72% 7/25/01................   9,000,000       8,977,680
Monsanto,
  3.86% 7/18/01................   8,000,000       7,985,418
National Rural Utilities,
  3.75% 8/9/01.................   8,000,000       7,967,500
Pooled Accounts Receivable,
  3.84% 7/16/01................   8,000,000       7,987,200
Preferred Receivables Funding,
  3.65% 8/6/01 (a).............   8,000,000       7,970,800
Receivables Capital,
  3.84% 7/16/01 (a)............   9,000,000       8,985,600
Special Purpose Accounts
  Receivable,
  4.00% 7/10/01 (a)............   9,000,000       8,991,000
Superior Funding,
  3.75% 7/25/01 (a)............   8,000,000       7,980,000
Swedish Export Credit,
  4.15% 7/2/01.................  11,000,000      10,998,732
Textron Financial,
  4.15% 7/2/01.................  11,000,000      10,998,732
Thames Asset Global,
  3.81% 8/2/01 (a).............   8,000,000       7,972,907
Transamerica Financial,
  3.92% 7/10/01................  10,000,000       9,990,200
UBS Finance Corp.,
  4.14% 7/2/01.................   5,670,000       5,669,348
Verizon Networking Funding,
  3.70% 7/23/01................   9,000,000       8,979,650
Windmill Funding,
  3.85% 7/10/01 (a)............   9,000,000       8,991,337
                                               ------------
TOTAL COMMERCIAL PAPER
  (cost of $207,719,700)....................    207,719,700
                                               ------------

                                                AMORTIZED
                                    PAR            COST
                                ------------   ------------
CORPORATE BONDS--3.7%
FINANCE, INSURANCE & REAL ESTATE--2.1%
FINANCIAL SERVICES--2.1%
Ford Motor Credit Corp.,
  7.00% 9/25/01................ $ 5,000,000    $  5,029,040
                                               ------------
RETAILING--1.6%
GENERAL MERCHANDISE STORES--1.6%
Target Corp.,
  9.75% 7/1/02.................   3,685,000       3,883,218
                                               ------------
TOTAL CORPORATE BONDS
  (cost of $8,912,258)......................      8,912,258
                                               ------------
U.S. GOVERNMENT AGENCIES--9.1%
Federal Home Loan Bank,
  Discount Note 7/6/01.........   5,000,000       4,996,486
Federal Home Loan Bank,
  3.82% 3/28/02................   4,827,000       4,688,706
Federal Home Loan Mortgage Co.,
  3.89% 12/14/01...............   7,300,000       7,169,058
Federal National Mortgage
  Association,
  3.88% 5/3/02.................   5,000,000       4,835,100
                                               ------------
TOTAL U.S. GOVERNMENT AGENCIES
  (cost of $21,689,350).....................     21,689,350
                                               ------------
TOTAL INVESTMENTS
  (cost of $238,321,308) (b)................    238,321,308
OTHER ASSETS & LIABILITIES, NET--(0.1%).....       (328,844)
                                               ------------
NET ASSETS--100.0%..........................   $237,992,464
                                               ============

NOTES TO INVESTMENT PORTFOLIO:

(a) Represents private placement securities exempt from registration by Section 4(2) of the Securities Act of 1933. These securities generally are issued to investors who agree that they are purchasing the securities for investment and not for public distribution. Any resale by the Fund must be in an exempt transaction, normally to other institutional investors. At June 30, 2001, the aggregate amortized cost of the Fund's private placement securities was $67,873,664 which represents 28.5% of net assets. None of these securities were deemed illiquid.
(b) Cost for both financial statement and federal income tax purposes is the same.

     The interest rates listed above reflect the effective rate at the date of purchase.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
STATEMENT OF ASSETS & LIABILITIES
Stein Roe Money Market Fund, Variable Series / June 30, 2001 (Unaudited)
--------------------------------------------------------------------------------


ASSETS:
Investments, at amortized cost..............................    $238,321,308
Cash........................................................      36,443,889
Interest receivable.........................................         266,600
Other assets................................................          26,826
                                                                ------------
     TOTAL ASSETS...........................................     275,058,623
                                                                ------------
LIABILITIES:
Payable for:
  Investments purchased.....................................      27,660,436
  Fund shares repurchased...................................       8,635,222
  Distributions.............................................         668,667
  Management fee............................................          67,994
  Administration fee........................................          29,140
  Bookkeeping fee...........................................           2,465
  Trustees' fee.............................................           1,250
  Custody fee...............................................             985
                                                                ------------
     TOTAL LIABILITIES......................................      37,066,159
                                                                ------------
NET ASSETS..................................................    $237,992,464
                                                                ============
COMPOSITION OF NET ASSETS:
Paid in capital.............................................    $237,992,464
                                                                ------------
NET ASSETS..................................................    $237,992,464
                                                                ============
NET ASSET VALUE PER SHARE ($237,992,464/237,991,333)........           $1.00
                                                                       =====

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
For the Six Months Ended June 30, 2001 (Unaudited)
--------------------------------------------------------------------------------


INVESTMENT INCOME:
Interest income.............................................  $5,794,470
                                                              ----------
EXPENSES:
  Management fee............................................     392,998
  Administration fee........................................     168,428
  Bookkeeping fee...........................................      14,585
  Custody fee...............................................       6,233
  Trustees' fee.............................................       5,939
  Other expenses............................................      30,381
                                                              ----------
     Total Expenses.........................................     618,564
  Custodian earnings credits................................        (248)
                                                              ----------
     Net Expenses...........................................     618,316
                                                              ----------
Net Investment Income.......................................   5,176,154
                                                              ----------
NET REALIZED GAIN ON INVESTMENTS:
Net realized gain on investments............................       4,560
                                                              ----------
Increase in Net Assets from Operations......................  $5,180,714
                                                              ==========

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
Stein Roe Money Market Fund, Variable Series
--------------------------------------------------------------------------------

                                                               (UNAUDITED)
                                                               SIX MONTHS          YEAR
                                                                  ENDED            ENDED
                                                                JUNE 30,       DECEMBER 31,
INCREASE (DECREASE) IN NET ASSETS:                                2001             2000
----------------------------------                            -------------    -------------
OPERATIONS:
Net investment income.......................................  $   5,176,154    $  10,517,428
Net realized gain on investments............................          4,560               --
                                                              -------------    -------------
  Net Increase from Operations..............................      5,180,714       10,517,428
                                                              -------------    -------------
DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income..................................     (5,175,379)     (10,517,428)
                                                              -------------    -------------
SHARE TRANSACTIONS:
Subscriptions...............................................    796,057,391      626,991,537
Distributions reinvested....................................      5,175,379       10,517,428
Redemptions.................................................   (775,562,823)    (595,731,078)
                                                              -------------    -------------
Net Increase from Share Transactions........................     25,669,947       41,777,887
                                                              -------------    -------------
Total Increase in Net Assets................................     25,675,282       41,777,887
NET ASSETS:
Beginning of period.........................................    212,317,182      170,539,295
                                                              -------------    -------------
End of period...............................................  $ 237,992,464    $ 212,317,182
                                                              =============    =============
CHANGES IN SHARES OF BENEFICIAL INTEREST:
Subscriptions...............................................    796,726,058      626,991,537
Issued for distributions reinvested.........................      4,506,712       10,517,428
Redemptions.................................................   (775,562,823)    (595,729,400)
                                                              -------------    -------------
Net Increase in Shares of Beneficial Interest...............     25,669,947       41,779,565
                                                              -------------    -------------

                       See Notes to Financial Statements.

                   NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

NOTE 1. ORGANIZATION AND ACCOUNTING POLICIES

  ORGANIZATION--Stein Roe Money Market Fund, Variable Series (the "Fund"), a series of SteinRoe Variable Investment Trust, (the "Trust") is a diversified portfolio of a Massachusetts business trust, registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund's investment objective is to seek high current income consistent with capital preservation and maintenance of liquidity. The Fund's capitalization consists of an unlimited number of shares of beneficial interest without par value that represent a separate series of the Trust. Each share of a Fund represents an equal proportionate beneficial interest in that Fund and, when issued and outstanding, is fully paid and nonassessable. Shareholders would be entitled to share proportionally in the net assets of the Fund available for distribution to shareholders upon liquidation of the Fund. Shares of the Fund are available and are being marketed exclusively as a pooled funding vehicle for variable annuity contracts ("VA contracts") and Variable Life Insurance Policies ("VLI Policies") offered by the separate accounts of the life insurance companies ("Participating Insurance Companies"). Certain Participating Insurance Companies are affiliated with the Investment Advisor and sub-advisors to the Fund ("Affiliated Participating Insurance Companies"). Such Affiliated Participating Insurance Companies are Keyport Life Insurance Company ("Keyport"), Keyport Benefit Life Insurance Company ("Keyport Benefit"), Independence Life & Annuity Company ("Independence") and Liberty Life Assurance Company of Boston ("Liberty Life"). The Participating Insurance Companies and their separate accounts own all the shares of the Fund. Stein Roe & Farnham Incorporated (the "Manager") ("Stein Roe") provides investment management, administrative and advisory services to the Fund pursuant to its Management Agreement with the Fund. The Manager also provides pricing and bookkeeping services to the Fund. Liberty Funds Services, Inc. (the "Transfer Agent"), provides transfer agency services to the Fund. Liberty Funds Distributor, Inc. ("LFD") serves as the principal underwriter of the Fund. The Manager, the Transfer Agent, LFD, Keyport, Keyport Benefit and Independence are wholly-owned indirect subsidiaries of Liberty Financial Companies, Inc. ("LFC"). As of June 30, 2001, Liberty Mutual Insurance Companies ("Liberty Mutual") owned approximately 70% of the outstanding voting shares of LFC. Liberty Life is a subsidiary of Liberty Mutual.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

  SECURITY VALUATION AND TRANSACTIONS--The Fund values securities utilizing the amortized cost valuation technique permitted in accordance with Rule 2a-7 under the Investment Company Act of 1940, which requires the Fund to comply with certain conditions. This technique involves valuing a portfolio security initially at its cost and thereafter, assuming a constant amortization to maturity of any discount or premium.

  FEDERAL INCOME TAXES--Consistent with the Fund's policy to qualify as a regulated investment company and to distribute all of its taxable income, no federal income tax has been accrued.

  INTEREST INCOME, DEBT DISCOUNT AND PREMIUM--Interest income, including discount accretion and premium amortization, is recorded daily on the accrual basis.

  DISTRIBUTIONS TO SHAREHOLDERS--The Fund declares dividends daily and reinvests all dividends declared monthly in additional shares at net asset value. Income and capital gain distributions are determined in accordance with federal income tax regulations.

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

  OTHER--The Fund's custodian takes possession through the federal book-entry system of securities collateralizing repurchase agreements. Collateral is marked-to-market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund. The Fund may experience costs and delays in liquidating the collateral if the issuer defaults or enters bankruptcy.

NOTE 2. FEES AND COMPENSATION PAID TO AFFILIATES

  MANAGEMENT AND ADMINISTRATIVE FEES--The Manager receives a monthly fee equal to 0.35% and 0.15% annually of the Fund's average daily net assets for the management and administrative fees, respectively.

  BOOKKEEPING FEE--The Manager provides bookkeeping and pricing services for a monthly fee equal to $25,000 annually plus 0.0025% of the Fund's average net assets over $50 million.

  TRANSFER AGENT FEE--Liberty Funds Services, Inc. (the "Transfer Agent") provides shareholder services for an annual rate of $7,500.

  OTHER--The Fund pays no compensation to its officers, all of whom are employees of Colonial.

The Fund's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
Stein Roe Money Market Fund, Variable Series
--------------------------------------------------------------------------------

                                  (UNAUDITED)
                                  SIX MONTHS
                                     ENDED                      YEAR ENDED DECEMBER 31,
                                   JUNE 30,      ------------------------------------------------------
                                     2001          2000        1999        1998       1997       1996
                                  -----------    --------    --------    --------    -------    -------
NET ASSET VALUE, BEGINNING OF
  PERIOD........................   $   1.00      $   1.00    $   1.00    $   1.00    $  1.00    $  1.00
                                   --------      --------    --------    --------    -------    -------
INCOME FROM INVESTMENT
  OPERATIONS:
Net investment income (a).......       0.02          0.06        0.05        0.05       0.05       0.05
                                   --------      --------    --------    --------    -------    -------
LESS DISTRIBUTIONS DECLARED TO
  SHAREHOLDERS:
From net investment income......      (0.02)        (0.06)      (0.05)      (0.05)     (0.05)     (0.05)
                                   --------      --------    --------    --------    -------    -------
NET ASSET VALUE, END OF
  PERIOD........................   $   1.00      $   1.00    $   1.00    $   1.00    $  1.00    $  1.00
                                   ========      ========    ========    ========    =======    =======
Total return (b)(c).............       2.33%(f)      6.05%       4.79%       5.17%      5.18%      5.01%
RATIOS TO AVERAGE NET ASSETS:
Expenses (d)....................       0.55%(g)      0.56%       0.52%(e)     0.62%     0.65%      0.65%
Net investment income (d).......       4.62%(g)      5.90%       4.75%(e)     4.99%     5.05%      4.90%
Net assets, end of period
  (000's).......................   $237,992      $212,317    $170,539    $101,340    $67,137    $65,461

(a) Per share data was calculated using average shares outstanding during the period.
(b) Total return at net asset value assuming all distributions reinvested.
(c) Total return figures did not include any insurance company charges associated with a variable annuity. If included, total return would be reduced.
(d) The benefits derived from custody credits and directed brokerage arrangements had no impact.
(e) During the year ended December 31, 1999, the Fund experienced a one-time reduction in its expenses of two basis points as a result of expenses accrued in a prior period. The Fund's ratios disclosed above, reflect the actual rate at which expenses were incurred throughout the fiscal year without the reduction.
(f) Not annualized.
(g) Annualized.

STEIN ROE VARIABLE INVESTMENT TRUST

      TRUSTEES
      Douglas A. Hacker
      Janet Langford Kelly
      Richard W. Lowry
      Salvatore Macera
      William E. Mayer
      Charles R. Nelson
      John J. Neuhauser
      Joseph R. Palombo
      Thomas E. Stitzel
      Thomas C. Theobald
      Anne-Lee Verville

      INVESTMENT MANAGER AND ADMINISTRATOR
      Stein Roe & Farnham Incorporated
      One South Wacker Drive
      Chicago, IL 60606

      TRANSFER AGENT
      Liberty Funds Services, Inc.
      P.O. Box 1722
      Boston, MA 02105

                            Wanger Advisors Trust 2001 Semiannual Report
--------------------------------------------------------------------------------

SQUIRREL CHATTER:
A DECISION THAT SHAPED THE WORLD


In investing, business and everyday life, one well-timed decision can make all the difference. One little-remembered decision made 57 years ago changed history. In July 1944, the Democratic Convention met in Chicago to choose its presidential and vice-presidential candidates. The presidential choice was very easy; Franklin D. Roosevelt had completed three terms as president and merely had to agree to run to get the nomination. FDR's vice-presidential choice in 1940 had been Henry A. Wallace, who had proved himself intelligent, honest, a committed New Dealer, and highly popular with most Democrats. Wallace expected to be renominated easily. However, seemingly as an afterthought, Senator Harry
S. Truman won the nomination instead of Wallace. How did the Truman nomination happen?

Henry A. Wallace, 53, was tall, athletic, intense, and ideological, a true believer in the New Deal, and spokesman for the left wing of the Democratic Party. He had strong support from organized labor. His position on civil rights was exemplary, 20 years ahead of his time. An Iowan, he had been an editor (Wallaces Farmer), businessman (a founder of Pioneer Hi-Bred Corn), and Secretary of Agriculture from 1932-1940. He was considered the best Secretary of Agriculture ever. In 1940, FDR picked him to be vice president. Most Americans, and Wallace himself, expected he would run as Roosevelt's vice president again in 1944.

Wallace had a number of defects as a candidate. He was apolitical, having never run in an election until 1940. As vice president, he chaired the Senate, but clearly disliked the job, so he had poor relations with Capitol Hill. His civil rights stance was anathema to the Solid South Democratic stronghold. Worst of all, his ultra-liberal ideas and his uncritical acceptance of Communist support (even though Wallace himself was not Communist) made him unacceptable to the majority of the country that distrusted Uncle Joe Stalin.

The professional leaders of the Democrats decided that Wallace would cost the ticket too many votes in November. This group met with Roosevelt in the White House on July 11, 1944, only a few days before the convention. FDR's health was failing rapidly; he only worked 20 hours per week, and was unable to stay fully alert through a long meeting. The anti-Wallace group was:

     Ed Flynn, boss of the Bronx, organizer of the meeting
     Frank Walker, postmaster general
     Bob Hannegan, new chairman of the national committee
     George E. Allen, party secretary
     Ed Pauley, oil tycoon, friend of FDR, party treasurer, big contributor Ed Kelly, mayor of Chicago, the host city for the convention

The goal was to stop Wallace; the group had a number of replacements that they would have accepted. By the end of the evening, all agreed that Truman would be the best candidate. On the plus side, Truman was honest, bright, sensible, decisive, and hard working. His 10 years in the Senate ensured cordial relations with the legislative branch. He had few enemies. The Truman committee had investigated waste, corruption, and mismanagement in defense procurement, and got high marks for effectiveness and fairness, causing Time magazine to name him the most outstanding member of the Senate.

There was still a lot of work to do to get Truman in. The next step was to eliminate other candidates who might split the anti-Wallace vote. That meant getting Jimmy Byrnes out of the race. Byrnes was a distinguished politician who had been congressman, senator, Supreme Court justice, and assistant president to FDR; in the future he would be Truman's secretary of state and governor of Byrnes' beloved South Carolina. Hannegan wrecked his candidacy by telling a meeting on July 16 that the president had said, "Clear it with Sidney." Sidney was Sidney Hillman, vice president of the CIO, a major contributor to the Democratic party. (He invented the PAC.) Hillman considered Byrnes anti-labor. Hillman also opposed the segregationist position of Byrnes and every Southern Democrat. Byrnes was forced to drop out.

The next problem was getting Truman to run. He was reluctant to leave the Senate, and in fact was planning to make Byrnes' nominating speech. Roosevelt and Hannegan had a phone conversation with Truman listening, and Harry Truman followed FDR's decision to put him on the ticket.

The convention vote was up for grabs. Wallace had a near majority of delegates in his favor, and his plan was to stampede the convention. After Roosevelt had been renominated, a formality, Wallace supporters packed the galleries, many using fake tickets. Their goal was to nominate and elect Wallace that night. The hall was in pandemonium, but before the Wallace forces could act, Hannegan's assistants adjourned the convention. The pros kept control.

The next morning was the vice-presidential ballot. To win, one needed 589 votes. The party bosses made sure that

                            Wanger Advisors Trust 2001 Semiannual Report
--------------------------------------------------------------------------------

enough favorite sons were nominated to keep Wallace from a first-ballot victory, and the tactic worked. Wallace got an impressive but insufficient 429 1/2 votes to Truman's 319 1/2. On the second ballot, the favorite sons switched to Truman, and the nomination went to Harry S. Truman by a landslide. The party insiders had won.

The Democrats won a solid victory in November, concealing the failing health of FDR. Party Chairman Robert Hannegan, for instance, insisted, "The President is very vigorous, the picture of health." FDR's doctor, Admiral Ross McIntire, told the New York Times: "The President's health is perfectly OK." In fact, the party leadership knew that FDR could not possibly live out a fourth term. It was obvious to many, but not all, of the delegates to the July convention that they were nominating two presidents, not just one. FDR died of a massive stroke only 82 days into his fourth term, making Truman the president.

What would have happened if Wallace had converted his first ballot lead at the convention into a majority vote on the second ballot? As vice-presidential candidate, he would have been more controversial than Truman. The Democratic Party would have lost some votes, especially in the South, but few elections are changed by the vice-presidential nominee, so it is probable that Roosevelt still would have defeated Dewey. Therefore, Wallace would have become President in April 1945. At that time, Germany was within weeks of surrender. The Soviet Army had liberated Eastern Europe from the Nazis but Stalin was setting up Communist puppet regimes in Poland, Rumania, Bulgaria, and Czechoslovakia; the three Baltic states were made parts of the USSR. France and Italy were ruined by war and had large Communist parties that had hopes of taking over. Germany had had its factories and housing destroyed, and was divided into four zones of occupation. We don't know what Wallace would have done as President, but we do know how he reacted to Truman's foreign policy.

When Harry Truman became president, he faced plenty of obstacles. He had been a dirt farmer in Missouri and had no college education at all. FDR never liked him, so Truman had had no briefings of any sort about American war plans, the atom bomb, or the Teheran and Yalta Conferences with Stalin. The Democratic Party was leaderless and factionalized, with an extreme left wing represented by Wallace, a conservative segregationist Southern wing, and a moderate center. The war was still on. The Japanese were militarily in a hopeless position but capable of inflicting heavy casualties on the planned American invasion.

From the beginning, Truman listened to diplomats such as George Kennan and Chip Bohlen who counseled him to take a realistic, tough stance toward Stalin. Wallace was troubled by Truman's intransigence, which started in April 1945 in a conversation between Truman and Molotov. In December 1945, Britain asked for a $4 billion construction loan; Wallace advocated an equal loan to Russia. In March 1946, Churchill made his Iron Curtain speech; Wallace opposed the USA and UK ganging up. In March 1947, Truman called for $400 million in military aid to Greece and Turkey to fight Communist armed factions, a crucial step in keeping Greece in the Free World; Wallace opposed it. In June 1947, George Marshall suggested massive aid to Western Europe; Wallace, by then openly the leader of the Progressive Citizens of America, came out against the Marshall Plan. The American left split in early 1947, with the non-Communists forming Americans for Democratic Action; Wallace's Progressives became dominated by Communists.

One might well conclude that Truman's common sense and decisiveness kept Western Europe in the Free World, so that 50 years later the Iron Curtain would disintegrate in favor of a peaceful, free Europe. If Wallace's soft line had prevailed, Soviet domination of all of Europe would have locked hundreds of millions in tyranny and put the United States in a position of military inferiority with unknowable consequences.


RALPH WANGER
Chief Investment Officer,
Liberty Wanger Asset Management, L.P.

--------------------------------------------------------------------------------
Culver & Hyde, American Dreamer: A Life of Henry A. Wallace, W.W. Norton, New York, 2000.

Ferrell, Choosing Truman: The Democratic Convention of 1944, University of Missouri, Columbia, MO, 1994.

Fleming, The New Dealers War: FDR and the War Within World War II, Basic Books, New York, NY, 2001.

McCullough, Truman, Touchstone, New York, NY, 1992.

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                            Wanger Advisors Trust 2001 Semiannual Report
--------------------------------------------------------------------------------

PERFORMANCE REVIEW WANGER U.S. SMALL CAP

Wanger U.S. Small Cap gained 15.29% in the first six months of this year, outpacing the 6.85% gain of the Russell 2000. For the one-year period ended June 30, the Fund was up 23.97% while the Russell 2000 was nearly flat, up 0.57%.

The big winners for the six-month period included auto lender AmeriCredit. In March AmeriCredit announced its eleventh straight quarter of earnings growth over 20% and, for the quarter ended June 30, earnings growth topped 70%. ITT Educational Services was also a significant contributor to Fund performance. The stock saw strong gains as enrollment growth nearly doubled expectations. National Data, formerly a combined credit card and health claim processor, spun off the credit card processing arm and created Global Payments. The move boosted valuations of the businesses as the market responded favorably to this purer structure.

The Fund's outperformance also can be attributed to a bottom-up investment approach that has led the investment team to niche companies that have been able to withstand sector volatility. We look for companies that are not impacted by industry factors; companies that operate to some extent in their own individual industries. For example, CACI International is a technology services company stock. IT consulting companies like CACI have been hammered as contracts slowed post-Y2K and after the technology bubble burst. But CACI was relatively unaffected by all of this. Why? Because the majority of its business is with the Department of Defense, consistent provider of business for a company that specializes in defense-oriented technology needs. CACI's 10%-a-year earnings growth was not enough to catch the markets' attention during the technology glory days but now that the tides have turned, the stock has more than doubled in price as investors have begun to take notice.

Our losers for the quarter included Acxiom, a provider of database marketing services. We picked up the stock last year after an announcement of an earnings shortfall caused it to drop. The stock doubled almost immediately. Unfortunately, the current economy is causing many corporations - Acxiom's clients - to cut spending, hindering Acxiom's ability to sell the pricey database marketing software it offers. Dynegy, a natural gas and electricity processor and marketer, gave back some of last year's gains. The stock fell with the energy sector as oil prices declined.

Small caps were well ahead of large caps in both the first and second quarters of 2001. The S&P 500 was up 5.85% while the Russell 2000 Index returned 14.29% for the most recent three months. We are only three quarters into what appears to be an up-cycle for small caps. Historically these cycles have tended to last for multi-year periods. We believe small-cap stock valuations are still cheap compared to large caps. With these factors in place, we believe the future of small caps continues to be very promising.

As of 6/30/01, the Fund's positions in the holdings mentioned were: AmeriCredit, 5.3%; ITT Educational Services, 4.8%; National Data, 2.1%; Global Payments, 1.5%; CACI, 1.3%; Acxiom, 0.5%; Dynegy, 3.8%.

Performance numbers reflect all fund expenses, but do not include any insurance charges imposed by your insurance company's separate accounts. If performance included the effect of these additional charges, it would be lower.



ROBERT A. MOHN
Portfolio Manager

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                            Wanger Advisors Trust 2001 Semiannual Report
--------------------------------------------------------------------------------
WANGER U.S. SMALL CAP                             RESULTS TO JUNE 30, 2001

--------------------------------------------------------------------------------
THE VALUE OF A $10,000 INVESTMENT IN            TOTAL RETURN FOR EACH PERIOD
WANGER U.S. SMALL CAP                         MAY 3, 1995 THROUGH JUNE 30, 2001

BEGIN DATE             END DATE              WAT US                 Russell 2000

5/2/1995               5/31/1995              9870                    10179.4284
5/2/1995               6/30/1995             10770                    10707.4518
5/2/1995               9/30/1995             12060                    11764.9498
5/2/1995              12/31/1995             11600                    12019.9434
5/2/1995               3/31/1996             13296.767                12633.2756
5/2/1995               6/30/1996             15350.902                13265.2659
5/2/1995               9/30/1996             15791.789                 13310.149
5/2/1995              12/31/1996             17004.23                 14002.5707
5/2/1995               3/31/1997             16365.535                13278.5339
5/2/1995               6/30/1997             19093.124                15431.0532
5/2/1995               9/30/1997             22394.942                17727.6544
5/2/1995              12/31/1997             22005.287                17134.0168
5/2/1995               3/31/1998             24865.103                18857.5042
5/2/1995               6/30/1998             25361.111                17978.2944
5/2/1995               9/30/1998             20875.473                14356.4521
5/2/1995              12/31/1998             23916.218                16697.8326
5/2/1995               3/31/1999             22387.926                15792.0869
5/2/1995               6/30/1999             26374.584                18248.0072
5/2/1995               9/30/1999             25388.843                17094.2129
5/2/1995              12/31/1999             29908.826                20247.2194
5/2/1995               3/31/2000             29076.979                21681.5287
5/2/1995               6/30/2000             25545.418                20861.9888
5/2/1995               9/30/2000             26740.927                21092.6753
5/2/1995              12/31/2000             27469.226                19635.5348
5/2/1995               3/31/2001             26306.245                18358.1828
5/2/1995               6/30/2001             31669.254                20981.1628

WANGER U.S. SMALL CAP: $31,669
Russell 2000: $20,981


   AVERAGE ANNUAL TOTAL RETURN
------------------------------------
1 Year   3 Years   5 Years     Life
23.97%    7.69%     15.58%    20.57%

This graph compares the results of $10,000 invested in Wanger U.S. Small Cap on May 3,1995 (the date the Fund began operations) through June 30, 2001 with the Russell 2000. Dividends and capital gains are reinvested. The performance data quoted is past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that investors' shares, when redeemed, may be worth more or less than their original cost. Due to ongoing market volatility, performance is subject to substantial short-term fluctuations. Wanger U.S. Small Cap is a diversified fund that invests primarily in the stocks of small- and medium-size U.S. companies. Smaller company stocks are often more volatile or less liquid than the stocks of larger companies.

MUTUAL FUND PERFORMANCE CHANGES OVER TIME. CURRENT RETURNS FOR THE FUND MAY BE DIFFERENT THAN THAT SHOWN.
--------------------------------------------------------------------------------

RESULTS AS OF JUNE 30, 2001

                                            2nd           Year
                                          quarter       to date         12 months

WANGER U.S. SMALL CAP                      20.39%        15.29%           23.97%
Russell 2000                               14.29%         6.85%            0.57%
S&P MidCap 400                             13.16%         0.97%            8.87%
S&P 500                                     5.85%        -6.70%          -14.83%

N.A.V. AS OF 6/30/01: $23.03

The Russell 2000 is formed by taking the 3,000 largest U.S. companies and then eliminating the largest 1,000, leaving a mainly small-company index. The S&P MidCap 400 is a market value-weighted index of 400 U.S. stocks that are in the next tier down from the S&P 500. The S&P 500 is a broad market-weighted average of blue-chip U.S. companies. All indexes are unmanaged and include reinvested dividends. It is not possible to invest directly in an index.

The fund's top 10 holdings and portfolio diversification vary with changes in portfolio investments. See the Statement of Investments for a complete list of fund holdings.

Performance numbers reflect all fund expenses, but do not include any insurance charges imposed by your insurance company's separate accounts. If performance included the effect of these additional charges, it would be lower.

--------------------------------------------------------------------------------
TOP 5 INDUSTRIES

As a % of net assets, as of 6/30/01

Information                                                             32.5%
Health Care                                                             17.1
Finance                                                                 12.9
Energy/Minerals                                                         10.3
Consumer Goods/Services                                                  9.9


--------------------------------------------------------------------------------
TOP 10 HOLDINGS

1. Lincare Holdings           5.8%
Home Health Care Services

2. AmeriCredit                5.3%
Auto Lending

3. ITT Educational Services   4.8%
Technology-oriented Post
Secondary Degree Programs

4. Dynegy                     3.8%
Natural Gas & Electronic
Processing, Production &
Marketing

5. First Health Group         3.4%
PPO Network

6. Conectiv                   3.0%
Electric Utility in New
Jersey, Delaware & Maryland

7. SEI Investments            3.0%
Mutual Fund Administration

8. TDS                        2.7%
Cellular & Telephone Services

9. Kronos                     2.3%
Labor Management Solutions

10. JDA Software              2.2%
Application/Software & Services
for Retailers

--------------------------------------------------------------------------------


                            Wanger Advisors Trust 2001 Semiannual Report
--------------------------------------------------------------------------------
PERFORMANCE REVIEW WANGER INTERNATIONAL SMALL CAP

Continued volatility in technology and telecommunication stocks and declining currencies, relative to the U.S. dollar, reduced international equity returns for U.S. investors. Wanger International Small Cap ended the six months down 10.53% while the EMI Global ex-US Index declined 7.22% and the EMI World ex-US Index dipped 7.94%. By comparison, large-cap international stocks were down 14.61% (based on the EAFE Index) and the broad Lipper International Funds Index fell 12.53%.

We had three acquisition stories among our top five performers. In mid-June it was announced that Omni Industries, a contract electronics manufacturer based in Singapore, would be acquired by Celestica (Canada). Kempen & Co., an investment management company based in the Netherlands, also rose on acquisition news. Dexia Group, a French-Belgian bank, agreed to acquire Kempen for a 36% premium. The deal enables Kempen to add to its position in European securities and capital markets. And finally, Selecta, a Swiss-based owner and operator of vending machines, was purchased by Compass, a leading catering firm headquartered in the UK. Compass acquired Selecta in February for a 25% premium. The Fund held onto Omni Industries but took profits on Kempen and Selecta, selling the positions.

Our worst performing holding this quarter was Dutch office supply distributor Buhrmann. While its Corporate Express division is still #1 in the world, its share price could not withstand two consecutive profit warnings. Informa Group, a British business information provider with a strong emphasis in the telecommunication and media areas, declined along with the telecom sector.

International markets continue to be volatile. In many cases, international company share prices are back to where they were three to four years ago. However, the price-to-earnings ratios are now lower than they were several years ago. For example, Hunter Douglas, a company in the Netherlands that manufactures decorative window coverings, is at the same price today that it was in 1997 despite the fact earnings have been up every year since. We are taking advantage of this buying opportunity, adding new names that we believe are good values and that have the potential to grow.

As of 6/30/01, the Fund's positions in the holdings mentioned were: Omni Industries, 1.7%; Kempen & Co., 0.0%; Selecta, 0.0%; Buhrmann, 0.8%; Informa, 0.8%; Hunter Douglas, 1.9%.

Performance numbers reflect all fund expenses, but do not include any insurance charges imposed by your insurance company's separate accounts. If performance included the effect of these additional charges, it would be lower.



MARCEL P. HOUTZAGER
Portfolio Manager

Mr. Houtzager will be the portfolio manager of the Fund through 8/31/01. Thereafter, an investment team will manage the Fund.


                                       188
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                            Wanger Advisors Trust 2001 Semiannual Report
--------------------------------------------------------------------------------
WANGER INTERNATIONAL SMALL CAP                    RESULTS TO JUNE 30, 2001

--------------------------------------------------------------------------------
THE VALUE OF A $10,000 INVESTMENT IN            TOTAL RETURN FOR EACH PERIOD
WANGER INTERNATIONAL SMALL CAP                MAY 3, 1995 THROUGH JUNE 30, 2001
--------------------------------------------------------------------------------

Begin Date        End Date        WAT INT        EMI Global     EMI World

5/2/1995          5/31/1995       10790          10000           9679.2506
5/2/1995          6/30/1995       10970           9889.5239      9560.1109
5/2/1995          9/30/1995       12910          10265.078       9933.0042
5/2/1995         12/31/1995       13450          10421.4675     10128.8043
5/2/1995          3/31/1996       15499.1379     11019.5123     10710.7467
5/2/1995          6/30/1996       17183.391      11491.6319     11185.1278
5/2/1995          9/30/1996       17022.9859     11217.3075     10931.2255
5/2/1995         12/31/1996       17754.834      11051.4797     10862.7959
5/2/1995          3/31/1997       18357.4788     10973.0313     10663.4316
5/2/1995          6/30/1997       19568.313      11753.3227     11430.7115
5/2/1995          9/30/1997       19363.0869     11308.4599     10968.7678
5/2/1995         12/31/1997       17495.5289     10048.2184      9841.8098
5/2/1995          3/31/1998       21306.4995     11686.283      11535.0805
5/2/1995          6/30/1998       21410.2312     11462.1745     11494.0349
5/2/1995          9/30/1998       17437.3056      9673.6489      9753.2193
5/2/1995         12/31/1998       20352.1675     10923.1338     11037.6775
5/2/1995          3/31/1999       21564.1182     11104.8961     11195.6986
5/2/1995          6/30/1999       25404.3036     11939.7031     11884.4583
5/2/1995          9/30/1999       29265.589      12484.7918     12490.3016
5/2/1995         12/31/1999       46071.6752     13688.2116     13632.1453
5/2/1995          3/31/2000       54788.7605     14005.7966     13907.4665
5/2/1995          6/30/2000       44628.0206     13590.7328     13664.3041
5/2/1995          9/30/2000       41178.9621     12822.636      12944.5489
5/2/1995         12/31/2000       33243.797      11965.9982     12224.5705
5/2/1995          3/31/2001       29861.7407     10807.8637     10921.8179
5/2/1995          6/30/2001       29725.7737     11102.2765     11253.8888

WANGER INTERNATIONAL SMALL CAP: $29,743
EMI World ex-U.S.: $11,254
EMI Global ex-U.S.: $11,102


    AVERAGE ANNUAL TOTAL RETURN
------------------------------------
1 Year    3 Years   5 Years    Life
-33.35%   11.58%    11.60%    19.35%

This graph compares the results of $10,000 invested in Wanger International Small Cap on May 3,1995 (the date the Fund began operations) through June 30, 2001 with the EMI World ex-U.S. and the EMI Global ex-U.S. Dividends and capital gains are reinvested. The performance data quoted is past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that investors' shares, when redeemed, may be worth more or less than their original cost. Due to ongoing market volatility, performance is subject to substantial short-term fluctuations. Wanger International Small Cap is a diversified fund that invests primarily in the stocks of non-U.S. companies with capitalizations of less than $2 billon. Smaller company stocks are often more volatile or less liquid than the stocks of larger companies. Investments in foreign securities have special risks, including political or economic instability, higher costs, different regulations, accounting standards, trading practices and levels of information and currency exchange rate fluctuations.

MUTUAL FUND PERFORMANCE CHANGES OVER TIME. CURRENT RETURNS FOR THE FUND MAY BE DIFFERENT THAN THAT SHOWN.
--------------------------------------------------------------------------------
RESULTS TO JUNE 30, 2001

                                           2nd          Year
                                         quarter       to date         12 months
WANGER INTERNATIONAL SMALL CAP            -0.40%       -10.53%          -33.35%
EMI Global ex-US                           2.72%        -7.22%          -18.31%
EMI World ex-US                            3.04%        -7.94%          -17.64%
EAFE                                      -1.04%       -14.61%          -23.74%
Lipper International Funds Index           0.59%       -12.53%          -22.21%

N.A.V. AS OF 6/30/01: $17.50

The EMI Global ex-US is an index of the bottom 20% of institutionally investable capital of developed and emerging countries, selected by index sponsor, outside the U.S. The EMI World ex-US is an index of the bottom 20% of institutionally investable capital of developed, non-U.S. countries, as selected by index sponsor. EAFE is Morgan Stanley's Europe, Australasia and Far East Index, an index of companies throughout the world in proportion to world stock market capitalization, excluding the U.S. and Canada. Lipper Indexes include the largest funds tracked by Lipper, Inc. in the named category. The Lipper International Funds Index consists of the 30 largest non-U.S. funds, not including non-U.S. small-cap funds. All indexes are unmanaged and returns include reinvested dividends. It is not possible to invest directly in an index.

The fund's top 10 holdings and portfolio diversification vary with changes in portfolio investments. See the Statement of Investments for a complete list of fund holdings.

Performance numbers reflect all fund expenses, but do not include any insurance charges imposed by your insurance company's separate accounts. If performance included the effect of these additional charges, it would be lower.

--------------------------------------------------------------------------------
TOP 5 COUNTRIES

As a % of net assets, as of 6/30/01

Japan                     15.1%
United Kingdom            12.0
Canada                     8.9
Netherlands                8.5
Germany                    6.7

--------------------------------------------------------------------------------
TOP 10 HOLDINGS

1. AltaGas Services                2.5%
Natural Gas Gatherer &
Processor - Canada

2. Expro International             2.3%
Offshore Oil Field Services - UK

3. Penn West Petroleum             2.0%
Oil & Gas Producer - Canada

4. Hunter Douglas                  1.9%
Decorative Window Coverings -
Netherlands

5. Patheon                         1.8%
Pharmaceuticals - Canada

6. St. James Place Capital         1.7%
Life Insurance - UK

7. Omni Industries                 1.7%
Electronic Manufacturing Services -
Singapore

8. Corp Interamericana de
Entretenimiento                    1.6%
Special Events & Live
Entertainment - Mexico

9. ARRK                            1.5%
Prototypes & Moulds - Japan

10. CSK                            1.4%
Computer Services - Japan

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                            Wanger Advisors Trust 2001 Semiannual Report
--------------------------------------------------------------------------------
PERFORMANCE REVIEW WANGER TWENTY

Wanger Twenty returned 3.55%, ending the six months well ahead of the 0.97% return of the S&P MidCap 400 and the 6.70% decline of the S&P 500.

Nova Corp was the biggest winner for the six-month period, up 59%. The company announced on May 7 that U.S. Bancorp was acquiring it for $31 per share, a 32% premium to the market price at that time. We expect the deal to close in the third quarter of this year and the Fund will receive either cash or stock of U.S. Bancorp. Thanks to Wanger U.S. Small Cap's Robert Mohn who followed Nova internally. Other winners included H&R Block, up 58% on strong results following this year's tax season, and Jones Apparel, up 34% due to good reported earnings and several favorable acquisitions.

The biggest loser during the six-month period was Waters Corp, down 66% due to a profit warning. We believe long-term prospects remain strong for Waters and have added to our investment. We sold our next biggest loser, McLeod USA, down 38%, as fundamentals in the telecom industry deteriorated. We swapped into American Tower, a stock that has much better prospects, in our opinion. We also swapped our energy stocks, selling Dynegy and Devon for Aquila and XTO believing the latter two represent better value. As energy stocks ran out of gas, XTO fell 31%. We took advantage of the dip, increasing our position in the stock. We believe the long-term outlook for Aquila and XTO remain favorable.

As of 6/30/01, the Fund's positions in the holdings mentioned were: Nova Corp, 6.5%; U.S. Bancorp, 0.0%; H&R Block, 6.1%; Jones Apparel, 5.1%; Waters Corp, 1.5%; McLeod USA, 0.0%; American Tower, 1.7%; Dynegy, 0.0%; Devon, 0.0%; Aquila, 4.2%; XTO, 3.7%.

Performance numbers reflect all fund expenses, but do not include any insurance charges imposed by your insurance company's separate accounts. If performance included the effect of these additional charges, it would be lower.



JOHN H. PARK
Portfolio Manager

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                            Wanger Advisors Trust 2001 Semiannual Report
--------------------------------------------------------------------------------
WANGER TWENTY                                   RESULTS TO JUNE 30, 2001

--------------------------------------------------------------------------------
THE VALUE OF A $10,000 INVESTMENT IN           TOTAL RETURN FOR THE PERIOD
WANGER TWENTY                            FEBRUARY 1, 1999 THROUGH JUNE 30, 2001

--------------------------------------------------------------------------------

                      WAT 20           MidCap 400

 2/28/1999           9750                9476.4236
 3/31/1999          10530                9741.1463
 6/30/1999          12530               11120.2063
 9/30/1999          11410               10186.2635
12/31/1999          13430               11936.9237
 3/31/2000          13696.7159          13451.4804
 6/30/2000          13821.9908          13008.0776
 9/30/2000          15064.2996          14588.3361
12/31/2000          14698.9146          14026.5958
 3/31/2001          13790.6721          12515.4525
 6/30/2001          15220.8932          14162.3241

WANGER TWENTY: $15,221
S&P MidCap 400: $14,162


    AVERAGE ANNUAL
     TOTAL RETURN
---------------------
1 Year          Life
10.12%         19.03%

This graph compares the results of $10,000 invested in Wanger Twenty on February 1, 1999 through June 30, 2001, to the S&P MidCap 400 Index, with dividends and capital gains reinvested. The performance data quoted is past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that investors' shares, when redeemed, may be worth more or less than their original cost. Due to ongoing market volatility, performance is subject to substantial short-term fluctuations. Part of the performance shown is due to the Fund's purchase of securities in IPOs. The impact of IPO purchases declines as a Fund grows large. Wanger Twenty is a non-diversified fund that invests primarily in the stocks of medium-to larger-size U.S. companies. Each stock may represent a significant part of its overall portfolio. The performance of each of these larger holdings will have a greater impact on Wanger Twenty's total return and may make the fund's returns more volatile than a more diversified fund. Mid-cap stocks are more volatile and may be less liquid than large-cap stocks.

MUTUAL FUND PERFORMANCE CHANGES OVER TIME. CURRENT RETURNS FOR THE FUND MAY BE DIFFERENT THAN THAT SHOWN.

Performance results reflect any voluntary waivers or reimbursements of Fund expenses by the Advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

--------------------------------------------------------------------------------
RESULTS TO JUNE 30, 2001

                                             2nd          Year
                                           quarter       to date       12 months

WANGER TWENTY                               10.37%        3.55%         10.12%
S&P MidCap 400                              13.16%        0.97%          8.87%
S&P 500                                      5.85%       -6.70%        -14.83%
Lipper Mid Cap Core Funds Index             12.56%       -0.33%         -4.29%

N.A.V. AS OF 6/30/01: $14.58

The Russell 2000 is formed by taking the 3,000 largest U.S. companies and then eliminating the largest 1,000, leaving a mainly small-company index. The S&P MidCap 400 is a market value-weighted index of 400 U.S. stocks that are in the next tier down from the S&P 500. The S&P 500 is a broad market-weighted average of blue-chip U.S. companies. The Lipper Mid Cap Core Funds Index measures the performance of the 30 largest midcap funds tracked by Lipper. All indexes are unmanaged and include reinvested dividends. It is not possible to invest directly in an index.

The fund's top 10 holdings and portfolio diversification vary with changes in portfolio investments. See the Statement of Investments for a complete list of fund holdings.

Performance numbers reflect all fund expenses, but do not include any insurance charges imposed by your insurance company s separate accounts. If performance included the effect of these additional charges, it would be lower.

--------------------------------------------------------------------------------
TOP 5 INDUSTRIES
As a % of net assets, as of 6/30/01

Information                        34.5%
Consumer Goods/Services            14.4
Health Care                        13.9
Finance                            11.6
Energy/Minerals                     7.9

--------------------------------------------------------------------------------
 TOP 10 HOLDINGS

1. Boston Scientific           7.6%
Stents & Catheters

2. JD Edwards                  7.1%
Mid-Market ERP Software

3. Nova                        6.5%
Credit Card Processor

4. H&R Block                   6.1%
Tax Preparation

5. Associated Banc-Corp        5.8%
Midwest Bank

6. Jones Apparel               5.1%
Women's Apparel

7. Aquila                      4.2%
Wholesale Energy Merchant

8. Herman Miller               4.1%
Office Furniture

9. First Health Group          3.8%
PPO Network

10. XTO Energy                 3.7%
Oil & Gas Production

                            Wanger Advisors Trust 2001 Semiannual Report
--------------------------------------------------------------------------------
PERFORMANCE REVIEW WANGER FOREIGN FORTY

Wanger Foreign Forty ended the six months down 16.84%, while the EAFE declined 14.61% and the SSB World ex US was off 8.32%.

The Fund's top performers came from a variety of sectors. Italian offshore construction and drilling company Saipem topped the performance list. Saipem benefited from news of increased spending plans by major oil companies. We opted to take profits on the stock, selling the position to purchase Precision Drilling in Canada. We feel Precision Drilling offers more reward potential with less risk going forward. Smith & Nephew, medical equipment and supply distributor in the UK, increased on continued earnings strength. Singapore's Venture Manufacturing, an electronics manufacturing services company, rose as several competitors were acquired at a premium, generating rumors that Venture could also be acquired at top dollar.

The losers for the six months were largely technology-oriented names. Comverse Technology (Israel), a provider of software and systems used with voicemail service, declined on expectations of lowered earnings forecasts. ERG (Australia), a manufacturer of smart card systems used in public transportation, was also down. The market has been waiting for ERG to announce several contract wins, but investors seemed to grow weary of waiting and sold off the stock. Dimension Data (UK), a network and computer services company, lowered forecasts for the rest of the year, causing the stock to drop. While we sold our position in Comverse Technology, we are maintaining our technology exposure. We believe global technology will likely begin to recover later this year as inventories are worked off. Due to expected moderate demand, the recovery will be a gradual one.

So far this year, international markets have been difficult. Going forward, we see reasons for optimism as international markets now represent excellent bargains for investors. In many cases, company share prices are back to where they were three to four years ago. However, because many of these same companies have grown their profits over that same time period, the price-to-earnings ratios are now lower than they were several years ago. Furthermore, interest rates are lower than they were a few years back. We are starting to increase some positions and are buying new names that we believe are good values and that have the potential to grow.

As of 6/30/01, the Fund's positions in the holdings mentioned were: Saipem, 0.0%; Precision Drilling, 3.6%; Smith & Nephew, 4.0%; Venture Manufacturing, 0.8%; Comverse Technology, 0.0%; ERG, 1.2%; Dimension Data, 2.8%.

Performance numbers reflect all fund expenses, but do not include any insurance charges imposed by your insurance company's separate accounts. If performance included the effect of these additional charges, it would be lower.



MARCEL P. HOUTZAGER
Portfolio Manager


Mr. Houtzager will be the portfolio manager of the Fund through 8/31/01. Thereafter, an investment team will manage the Fund.

                            Wanger Advisors Trust 2001 Semiannual Report
--------------------------------------------------------------------------------
WANGER FOREIGN FORTY                            RESULTS TO JUNE 30, 2001

--------------------------------------------------------------------------------
THE VALUE OF A $10,000 INVESTMENT IN          TOTAL RETURN FOR THE PERIOD
WANGER FOREIGN FORTY                      FEBRUARY 1, 1999 THROUGH JUNE 30, 2001

--------------------------------------------------------------------------------

                  WAT Foreign 40         EAFE

 2/28/1999          10020               9755.342
 3/31/1999          10190              10178.88
 6/30/1999          11350              10461.22
 9/30/1999          11650              10918.64
12/31/1999          18390              12751.39
 3/31/2000          20852.9733         12737.79
 6/30/2000          20193.4666         12255.37
 9/30/2000          19827.074          11264.49
12/31/2000          18099.7946         10944.6
 3/31/2001          14664.1809          9444.358
 6/30/2001          15052.1826          9345.681

WANGER FOREIGN FORTY: $15,052
EAFE: $9,346


   AVERAGE ANNUAL
    TOTAL RETURN
---------------------
1 Year          Life
-25.46%        18.49%

This graph compares the results of $10,000 invested in Wanger Foreign Forty on February 1, 1999 through June 30, 2001, to the EAFE Index, with dividends and capital gains reinvested. The performance data quoted is past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that investors shares, when redeemed, may be worth more or less than their original cost. Due to ongoing market volatility, performance is subject to substantial short-term fluctuations. Wanger Foreign Forty is a non-diversified fund that invest in the stocks of medium-to larger-size companies with market capitalizations of $5 billion to $15 billion. Each stock may represent a significant part of its overall portfolio. The performance of each of these larger holdings will have a greater impact on Wanger Foreign Forty's total return and may make the fund's returns more volatile than a more diversified international fund. Mid-cap stocks are more volatile and may be less liquid than large-cap stocks. Investments in foreign securities have special risks, including political or economic instability, higher costs, different regulations, accounting standards, trading practices and levels of information, and currency exchange rate fluctuations.

MUTUAL FUND PERFORMANCE CHANGES OVER TIME. CURRENT RETURNS FOR THE FUND MAY BE DIFFERENT THAN THAT SHOWN.

Performance results reflect any voluntary waivers or reimbursements of Fund expenses by the Advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

--------------------------------------------------------------------------------
RESULTS TO JUNE 30, 2001

                                             2nd          Year
                                           quarter       to date         12 months
WANGER FOREIGN FORTY                         2.65%       -16.84%          -25.46%
EAFE                                        -1.04%       -14.61%          -23.74%
SSB World ex U.S. Cap Range $2-10B           3.69%        -8.32%          -12.78%

WANGER FOREIGN FORTY N.A.V. AS OF 6/30/01: $13.19

EAFE is Morgan Stanley's Europe, Australasia and Far East Index, a widely recognized international benchmark that comprises 20 major markets in Europe, Australia and the Far East. The SSB World ex U.S. Cap Range $2-10B is a subset of Salomon Smith Barney's Broad Market Index, representing a mid-cap developed market index excluding the U.S. All indexes are unmanaged and returns include reinvested dividends. It is not possible to invest directly in an index.

The fund's top 10 holdings and portfolio diversification vary with changes in portfolio investments. See the Statement of Investments for a complete list of fund holdings.

Performance numbers reflect all fund expenses, but do not include any insurance charges imposed by your insurance company's separate accounts. If performance included the effect of these additional charges, it would be lower.

--------------------------------------------------------------------------------
TOP 5 COUNTRIES

As a % of net assets, as of 6/30/01

United Kingdom            18.2%
Canada                    11.6
Japan                      9.7
Germany                    8.8
Switzerland                7.5

--------------------------------------------------------------------------------
TOP 10 HOLDINGS

1. Talisman Energy                 4.8%
Oil & Gas Producer - Canada

2. Nintendo                        4.0%
Video Game Software & Hardware -
Japan

3. Smith & Nephew                  4.0%
Medical Equipment & Supplies - UK

4. AutoGrill                       3.8%
Restaurants & Catering for
Travelers - Italy

5. TNT Post Group                  3.7%
Postal Service & Parcel Delivery -
Netherlands

6. Precision Drilling              3.6%
Oil & Gas Well Driller - Canada

7. BG Group                        3.5%
Oil & Gas Producer - UK

8. Irish Life & Permanent          3.4%
Savings Products - Ireland

9. Rhoen-Klinikum                  3.3%
Hospital Management - Germany

10. Henkel                         3.1%
Non-food Consumer Brands - Germany

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                                    Wanger Advisors Trust 2001 Semiannual Report

--------------------------------------------------------------------------------
WANGER U.S. SMALL CAP         STATEMENT OF INVESTMENTS (unaudited) JUNE 30, 2001

--------------------------------------------------------------------------------
Number of                                                                 Value
Shares

         COMMON STOCKS-91.8%

         INFORMATION-32.5%
--------------------------------------------------------------------------------
         TELEVISION PROGRAMMING-1.1%
 305,000 Mediacom Communications(b)                                   $5,401,550
         Cable Television Franchises

--------------------------------------------------------------------------------
         RADIO-1.9%
 395,900 Salem Communications(b)                                       8,531,645
         Radio Stations for Religious Programming

  42,500 Cumulus Media, Cl. A(b)                                         525,300
         Radio Stations in Small Cities
--------------------------------------------------------------------------------
                                                                       9,056,945

--------------------------------------------------------------------------------
         TELECOMMUNICATIONS/WIRELINE COMMUNICATIONS-2.1%
 245,300 Commonwealth Telephone(b)                                    10,332,036
         Rural Phone Franchises & CLEC

--------------------------------------------------------------------------------
         MOBILE COMMUNICATIONS-4.0%
 119,000 TDS                                                          12,941,250
         Cellular & Telephone Services

 351,750 Comarco(b)                                                    5,212,935
         Wireless Network Testing

 220,000 Pinnacle Holdings(b)                                          1,199,000
         Towers for Wireless Communications
--------------------------------------------------------------------------------
                                                                      19,353,185

--------------------------------------------------------------------------------
         COMMUNICATIONS EQUIPMENT-0.5%
 347,800 Aspect Communications(b)                                      2,159,838
         Call Center Equipment

  85,600 Ezenia(b)                                                        39,376
         Video Servers
--------------------------------------------------------------------------------
                                                                       2,199,214

--------------------------------------------------------------------------------
         BUSINESS INFORMATION/MARKETING SERVICES-4.5%
 147,900 CACI International(b)                                         6,367,095
         Technology Services for Government

 153,700 Getty Images(b)                                               4,053,838
         Photographs for Publications & Electronic Media

 430,000 Navigant Consulting(b)                                        3,526,000
         Consulting Firm

 179,800 Acxiom(b)                                                     2,283,460
         Database Marketing Services

  58,400 Information Holdings(b)                                       1,886,320
         Scientific & Medical Publications, Patent Information

  30,000 ChoicePoint(b)                                                1,261,500
         Fraud Protection Information

 181,000 PRIMEDIA                                                      1,228,990
         Specialty Magazines & Other Publications

 200,000 Rainbow Technologies(b)                                       1,088,000
         Computer Network Security Products
--------------------------------------------------------------------------------
                                                                      21,695,203

--------------------------------------------------------------------------------
         BUSINESS SOFTWARE-8.0%
 285,900 Kronos(b)                                                    10,864,200
         Labor Management Solutions

 620,000 JDA Software Group(b)                                        10,540,000
         Applications/Software & Services for Retailers

 424,900 Micros Systems(b)                                             8,956,892
         Information Systems for Restaurants & Hotels

 280,000 JD Edwards(b)                                                 3,962,000
         Mid Market ERP & Supply Chain Software

 400,000 Mapics(b)                                                     2,400,000
         Mid Market ERP Software

  76,000 MRO Software(b)                                               1,208,400
         Enterprise Management Software

  25,000 Hyperion Solutions(b)                                           374,500
         Application Software
--------------------------------------------------------------------------------
                                                                      38,305,992

--------------------------------------------------------------------------------
         TRANSACTION PROCESSORS-5.0%
 309,300 National Data                                                10,021,320
         Credit Card & Health Claims Processor

 247,440 Global Payments                                               7,447,944
         Credit Card Processor

 118,500 Concord EFS(b)                                                6,618,225
         Credit Card Processor
--------------------------------------------------------------------------------
                                                                      24,087,489


 See accompanying notes to financial statements.

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                                    Wanger Advisors Trust 2001 Semiannual Report

--------------------------------------------------------------------------------
WANGER U.S. SMALL CAP         STATEMENT OF INVESTMENTS (unaudited) JUNE 30, 2001

--------------------------------------------------------------------------------
Number of                                                                 Value
Shares

--------------------------------------------------------------------------------
         COMPUTER HARDWARE/RELATED SYSTEMS-0.9%
 111,000 American Power Conversion(b)                                 $1,650,570
         Uninterruptible Power Systems

  31,600 Zebra Technologies(b)                                         1,551,876
         Bar Code Printing Hardware, Supplies & Software

 301,205 SensAble Technologies(b)                                      1,000,001
         Sensory Devices for Computer Based Sculpting
--------------------------------------------------------------------------------
                                                                       4,202,447

--------------------------------------------------------------------------------
         SEMICONDUCTORS/RELATED EQUIPMENT-1.7%
 122,900 DSP Group(b)                                                  2,587,045
         Telecom Semiconductors

  28,000 Microsemi(b)                                                  1,969,520
         Analog/Mixed Signal Semiconductors

 120,000 Axcelis Technologies(b)                                       1,830,036
         Ion Implantation Tools

  90,000 Integrated Circuit Systems(b)                                 1,719,000
         Silicon Timing Devices
--------------------------------------------------------------------------------
                                                                       8,105,601

--------------------------------------------------------------------------------
         INSTRUMENTATION-1.6%
 288,000 Tektronix(b)                                                  7,819,200
         Analytical Instruments
--------------------------------------------------------------------------------
         COMPUTER SERVICES-1.0%
 170,000 Pomeroy Computer Resources(b)                                 2,179,400
         Network Integration Services

 301,800 RCM Technologies(b)                                           1,463,730
         Technology Staffing Services

 350,000 Predictive Systems(b)                                         1,347,500
         Network Consulting Focusing on Security
--------------------------------------------------------------------------------
                                                                       4,990,630

--------------------------------------------------------------------------------
         CONTRACT MANUFACTURING-0.2%
  75,000 Pemstar(b)                                                    1,013,250
         Electronic Manufacturing Services

--------------------------------------------------------------------------------
         INTERNET RELATED-0.0%
  79,000 Online Resources(b)                                            $189,600
         Internet Banking Technology
--------------------------------------------------------------------------------
         INFORMATION TOTAL                                           156,752,342

--------------------------------------------------------------------------------
         HEALTH CARE-17.1%
         BIOTECHNOLOGY/DRUG DELIVERY-0.9%
  42,000 Myriad Genetics(b)                                            2,639,280
         Gene Discovery & Diagnostic Products

 154,231 SYRRX, Series C(b)                                            1,002,501
         X-Ray Crystallography

  55,000 Genzyme Molecular Oncology Division(b)                          756,250
         Gene Expression Technology & Cancer Drugs
--------------------------------------------------------------------------------
                                                                       4,398,031

--------------------------------------------------------------------------------
         MEDICAL EQUIPMENT-3.9%
 481,000 Steris(b)                                                     9,644,050
         Sterilization Devices

 158,000 Edwards Lifesciences(b)                                       4,164,880
         Heart Valves

 136,000 Orthofix International(b)                                     3,648,880
         Bone Fixation & Stimulation Devices

  45,000 Novoste(b)                                                    1,156,500
         Radiation Catheters for In-Stent Restenosis
--------------------------------------------------------------------------------
                                                                      18,614,310

--------------------------------------------------------------------------------
         SERVICES-12.3%
 866,000 Lincare Holdings(b)                                          28,145,000
         Home Health Care Services

 606,000 First Health Group(b)                                        16,295,340
         PPO Network

 592,700 Magellan Health Services(b)                                   7,586,560
         Mental Health Services

 215,000 Serologicals Corporation(b)                                   4,577,350
         Blood Collection & Antibody Production

  86,000 Syncor International(b)                                       2,640,200
         Nuclear Pharmacy for Radiopharmaceuticals
--------------------------------------------------------------------------------
                                                                      59,244,450

--------------------------------------------------------------------------------
         HEALTH CARE TOTAL                                            82,256,791


 See accompanying notes to financial statements.

                                    Wanger Advisors Trust 2001 Semiannual Report

--------------------------------------------------------------------------------
WANGER U.S. SMALL CAP         STATEMENT OF INVESTMENTS (unaudited) JUNE 30, 2001

--------------------------------------------------------------------------------
Number of                                                                 Value
Shares

         CONSUMER GOODS/SERVICES-9.9%
--------------------------------------------------------------------------------
         RETAIL-2.1%
  99,000 Zale Corp(b)                                                 $3,336,300
         Specialty Retailer of Jewelry

 121,000 Whole Foods Market(b)                                         3,293,620
         Natural Food Supermarkets

  90,000 Borders(b)                                                    2,016,000
         Bookstores

 105,000 Gadzooks(b)                                                   1,374,450
         Teen Apparel Retailer
--------------------------------------------------------------------------------
                                                                      10,020,370

--------------------------------------------------------------------------------
         APPAREL-2.1%
 445,000 Steven Madden(b)                                              8,165,750
         Wholesaler/Retailer of Fashion Footware

  39,480 Jones Apparel(b)                                              1,705,536
         Women's Apparel
--------------------------------------------------------------------------------
                                                                       9,871,286

--------------------------------------------------------------------------------
         CASINOS-0.1%
 107,700 Monarch Casino & Resort(b)                                      603,120
         Casino/Hotel in Reno

--------------------------------------------------------------------------------
         DURABLE GOODS-0.8%
 240,000 Callaway Golf                                                 3,792,000
         Premium Golf Clubs & Balls

--------------------------------------------------------------------------------
         CONSUMER SERVICES-4.8%
 516,000 ITT Educational Services(b)                                  23,220,000
         Technology-oriented Post Secondary Degree Programs
--------------------------------------------------------------------------------
         CONSUMER GOODS/SERVICES TOTAL                                47,506,776


         FINANCE-12.9%
--------------------------------------------------------------------------------
         BANKS/SAVINGS & LOANS-1.9%                                       99,000
         Texas Regional Bancshares                                     3,966,930
         TexMex Bank

  84,400 Chittenden                                                    2,840,060
         Vermont & Western Massachusetts Bank

  37,000 TCF Financial                                                 1,713,470
         Great Lakes Bank

  26,500 Peoples Bank Bridgeport                                         623,810
         Connecticut Savings & Loan
--------------------------------------------------------------------------------
                                                                       9,144,270

--------------------------------------------------------------------------------
         FINANCE COMPANIES-5.7%
 489,400 AmeriCredit(b)                                               25,424,330
         Auto Lending

 232,000 World Acceptance(b)                                           2,173,840
         Personal Loans
--------------------------------------------------------------------------------
                                                                      27,598,170

--------------------------------------------------------------------------------
         INSURANCE-1.5%
  92,000 Leucadia National                                             2,985,400
         Insurance Holding Company

 100,000 HCC Insurance Holdings                                        2,450,000
         Aviation Insurance

   8,000 Markel(b)                                                     1,572,000
         Specialty Insurance
--------------------------------------------------------------------------------
                                                                       7,007,400

--------------------------------------------------------------------------------
         MONEY MANAGEMENT-3.8%
 306,000 SEI Investments                                              14,458,500
         Mutual Fund Administration

  40,600 Neuberger Berman                                              2,760,800
         Major Asset Management Company

  27,900 BKF Capital Group(b)                                            926,280
         Institutional Money Manager
--------------------------------------------------------------------------------
                                                                      18,145,580

--------------------------------------------------------------------------------
         FINANCE TOTAL                                                61,895,420

         INDUSTRIAL GOODS/SERVICES-4.2%
--------------------------------------------------------------------------------
         STEEL-0.0%

  53,400 Atchison Casting(b)                                             154,860
         Steel Foundries



 See accompanying notes to financial statements.

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                                    Wanger Advisors Trust 2001 Semiannual Report
--------------------------------------------------------------------------------
WANGER U.S. SMALL CAP         STATEMENT OF INVESTMENTS (unaudited) JUNE 30, 2001

--------------------------------------------------------------------------------
Number of                                                                 Value
Shares

         INDUSTRIAL GOODS-0.6%
  85,000 Clarcor                                                       2,282,250
         Mobile & Industrial Filters

 110,000 Advanced Lighting Technologies (b)                              495,000
         Metal Halide Lighting & Fiber Optic Coatings
--------------------------------------------------------------------------------
                                                                       2,777,250

--------------------------------------------------------------------------------
         MACHINERY-0.3%
  50,000 Ametek                                                        1,527,500
         Aerospace/Industrial Instruments

--------------------------------------------------------------------------------
         OTHER INDUSTRIAL SERVICES-3.3%
 516,400 Wackenhut, Cl. B(b)                                           7,100,500
         Prison Management

 412,100 Insurance Auto Auctions(b)                                    6,366,945
         Auto Salvage Services

 174,000 Hub Group(b)                                                  2,262,000
         Truck & Rail Freight Forwarder
--------------------------------------------------------------------------------
                                                                      15,729,445

--------------------------------------------------------------------------------
         INDUSTRIAL GOODS/SERVICES TOTAL                              20,189,055

         ENERGY/MINERALS-10.3%
--------------------------------------------------------------------------------
         INDEPENDENT POWER-0.2%
  45,000 Covanta Energy                                                  830,700
         Electric Power Developer

--------------------------------------------------------------------------------
         OIL/GAS PRODUCERS-1.7%
 630,900 Tesoro Petroleum                                              7,949,340
         Oil Refinery/Gas Producer

  20,000 Evergreen Resources (b)                                         760,000
         Coal Seam Gas Producer
--------------------------------------------------------------------------------
                                                                       8,709,340

--------------------------------------------------------------------------------
         OIL SERVICES-2.1%
 641,000 Newpark Resources(b)                                          7,115,100
         Oilfield Fluid Management & Equipment Rental

  41,300 Carbo Ceramics                                                1,530,165
         Manufacturer of Ceramic Pellets for Gas Wells

  73,000 Maverick Tube (b)                                            $1,237,350
         Steel Pipes for Oil & Gas Wells
--------------------------------------------------------------------------------
                                                                       9,882,615

--------------------------------------------------------------------------------
         DISTRIBUTION/MARKETING/REFINING-6.3%
 393,400 Dynegy                                                       18,293,100
         Natural Gas & Electric Processing, Production & Marketing

  23,200 Equitable Resources                                           7,727,920
         Natural Gas Utility & Producer

 168,000 Atmos Energy                                                  4,109,280
         Natural Gas Utility
--------------------------------------------------------------------------------
                                                                      30,130,300


--------------------------------------------------------------------------------
         ENERGY/MINERALS TOTAL                                        49,552,955

         OTHER INDUSTRIES-4.9%
--------------------------------------------------------------------------------
         REAL ESTATE-1.1%
  76,000 Chelsea Property Group                                        3,564,400
         Outlet Malls

  47,000 The Rouse Company                                             1,346,550
         Regional Shopping Malls

  21,400 Consolidated Tomoka                                             325,280
         16,000 Acres of Florida Land
--------------------------------------------------------------------------------
                                                                       5,236,230

--------------------------------------------------------------------------------
          REGULATED UTILITIES-3.8%
  672,000 Conectiv                                                    14,515,200
          Electric Utility in New Jersey, Delaware & Maryland

  175,000 Unisource Energy                                             4,019,750
          Electric Utility in Arizona
--------------------------------------------------------------------------------
                                                                      18,534,950


--------------------------------------------------------------------------------
          OTHER INDUSTRIES TOTAL                                      23,771,180

 TOTAL COMMON STOCKS (COST $307,197,706)-91.8%                       441,924,519



 See accompanying notes to financial statements.

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                                    Wanger Advisors Trust 2001 Semiannual Report
--------------------------------------------------------------------------------
WANGER U.S. SMALL CAP         STATEMENT OF INVESTMENTS (unaudited) JUNE 30, 2001

--------------------------------------------------------------------------------
Principal                                                               Value
Amount


SHORT-TERM OBLIGATIONS-8.1%
--------------------------------------------------------------------------------
           Yield 3.78% - 3.80% Due 7/02 - 7/03/01

$20,151,000 Prudential Funding                                       $20,148,873
 18,909,000 American General Finance                                  18,904,913
--------------------------------------------------------------------------------
(AMORTIZED COST: $39,053,786)                                         39,053,786


TOTAL INVESTMENTS (COST $346,251,492)(a) 99.9%                       480,978,305
--------------------------------------------------------------------------------

CASH AND OTHER ASSETS LESS LIABILITIES-0.1%                              598,982
--------------------------------------------------------------------------------

TOTAL NET ASSETS-100%                                               $481,577,287
================================================================================


     NOTES TO STATEMENT OF INVESTMENTS:

(a) At June 30, 2001, cost for federal income tax purposes is the same and net unrealized appreciation was $134,726,813 consisting of gross unrealized appreciation of $169,357,441 and gross unrealized depreciation of $34,630,628

(b)  Non-income producing security.

See accompanying notes to financial statements.

                                    Wanger Advisors Trust 2001 Semiannual Report
--------------------------------------------------------------------------------
WANGER INTERNATIONAL SMALL CAP
                              STATEMENT OF INVESTMENTS (unaudited) JUNE 30, 2001

--------------------------------------------------------------------------------
Number of                                                                 Value
Shares

         COMMON STOCKS-88.1%

         EUROPE-49.3%
--------------------------------------------------------------------------------
         GERMANY/AUSTRIA-8.0%
 296,500 Norddeutsche Affinerie                                       $3,399,536
         Copper Smelter

 135,000 GFK                                                           3,267,682
         Market Research Services

 100,000 Flughafen Wien (Austria)                                      3,248,573
         Vienna Airport Manager

  15,000 Teleplan International(b)                                     2,961,934
         Warranty Repair Services

 100,000 Techem(b)                                                     2,547,900
         Meter Reading for Apartment Buildings

  88,000 Jenoptik                                                      1,935,725
         High Tech Construction & Electrical Components

 310,000 Takkt                                                         1,921,966
         Mail Order Retailer of Office Warehouse Durables

 152,400 Dialog Semiconductor(b)                                         582,450
         Custom Semiconductors for Cell Phones

  20,000 Lion Bioscience(b)                                              558,839
         Bioinformatics

  14,000 MIS(b)                                                          142,682
         Decision Support Software

   4,148 DisDeutscher Industrie Services                                 116,256
         Temporary Employment
--------------------------------------------------------------------------------
                                                                      20,683,543

--------------------------------------------------------------------------------
         DENMARK-1.0%
  32,000 Kobenhavns Lufthavne                                          2,494,878
         Copenhagen Airport Manager

         NETHERLANDS-8.5%
 176,296 Hunter Douglas                                                4,956,013
         Decorative Window Coverings

  62,376 Fugro                                                         3,485,817
         Survey & GPS Services

 160,000 United Services Goup                                          2,758,526
         Temporary Staffing Services

  60,000 Pink Roccade                                                  2,191,194
         Computer Services/Outsourcing

 230,000 Buhrmann                                                      2,176,076
         Office Supplies

169,900 Computer Service Solutions                                     1,940,782
        Computer Services

 45,000 ICT Automatisering                                             1,433,194
        Business Software

100,000 Samas Groep                                                    1,363,127
        Office Furniture

 60,000 SNT Group(b)                                                     958,010
        Call Center Operator

 70,000 OCE                                                              737,192
        Manufacturer of High Speed Copiers
--------------------------------------------------------------------------------
                                                                      21,999,931

--------------------------------------------------------------------------------
        FINLAND 1.9%
135,000 Lassila & Tikanoja                                             2,723,068
        Waste Removal

 56,500 Amer Group                                                     1,295,607
        Branded Outdoor Sporting Goods

160,000 Talentum                                                         924,038
        Trade Journals & Internet Services
--------------------------------------------------------------------------------
                                                                       4,942,713

--------------------------------------------------------------------------------
        SWEDEN 2.0%
316,000 Metro International(b)                                         1,804,883
        Free Subway Newspapers

250,000 Semcon                                                         1,727,315
        Technical Consultant

 75,000 Autoliv                                                        1,296,000
        Seatbelts & Airbags

 15,000 Modern Times Group(b)                                            338,554
        TV, Newspapers & Electronic Commerce
--------------------------------------------------------------------------------
                                                                       5,166,752

--------------------------------------------------------------------------------
        FRANCE/BELGIUM-4.6%
120,000 Fininfo                                                        3,312,270
        Data Feeds for French Banks & Brokers

 83,200 Prosodie                                                       2,791,140
        Automated Call Centers

 35,000 Ipsos(b)                                                       2,086,730
        Market Research



See accompanying notes to financial statements.

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                                    Wanger Advisors Trust 2001 Semiannual Report
--------------------------------------------------------------------------------
WANGER INTERNATIONAL SMALL CAP
                              STATEMENT OF INVESTMENTS (unaudited) JUNE 30, 2001

--------------------------------------------------------------------------------
Number of                                                                 Value
Shares


          FRANCE/BELGIUM-4.6% (CONT)
  250,000 Telindus Group (Belgium)                                    $2,070,168
          Network Integration Services

   40,000 Cegedim                                                      1,564,411
          Medical Market Research
--------------------------------------------------------------------------------
                                                                      11,824,719

--------------------------------------------------------------------------------
          UNITED KINGDOM/IRELAND-13.0%
  700,000 Expro International                                          5,841,885
          Offshore Oil Field Services

  800,000 St. James Place Capital                                      4,492,452
          Life Insurance

  410,000 Spectris                                                     2,951,920
          Electronic Instruments & Controls

1,000,000 Taylor Nelson                                                2,892,652
          Market Research Services

  680,000 Anglo Irish Bank (Ireland)                                   2,593,083
          Corporate Lending & Private Banking

  330,000 Nestor Healthcare Group                                      2,555,648
          Healthcare Staffing Solutions

  400,000 Charles Taylor Group                                         2,432,940
          Insurance

  500,000 Informa Group                                                2,157,112
          Trade Shows & Magazines

  900,000 Mitie Group                                                  1,833,192
          Facilities Management

  150,000 Bloomsbury Publishing                                        1,814,096
          Publishing

  187,500 Umeco                                                        1,375,159
          Aerospace Parts Distributor

  150,000 Ricardo                                                      1,109,675
          Auto Engine Design

1,352,000 Incepta                                                      1,109,194
          Business Information & Marketing Services

  150,000 Telework Group                                                 267,341
          Software for Scheduling & Telephone Messages

   41,400 Hit Entertainment                                              213,745
          Children Television Shows
--------------------------------------------------------------------------------
                                                                      33,640,094

--------------------------------------------------------------------------------
         SPAIN/PORTUGAL-7.2%
 375,000 Red Electrica                                                 3,360,043
         Power Grid

 255,000 Prosegur                                                      3,302,715
         Security Guards

 130,000 Aldeasa                                                       2,701,708
         Airport Management

  75,000 Abengoa                                                       2,091,189
         Engineering & Construction

 143,000 Cortefiel                                                     2,016,068
         Apparel Retailer

 175,000 Zarddoya Otis                                                 1,575,452
         Elevator Maintenance & Service Provider

 110,000 Aguas de Barcelona                                            1,519,992
         Water Utility

 510,000 Ibersol (Portugal)                                            1,308,092
         Fast Food Retailer

  60,500 PT Multimedia (Portugal)(b)                                     606,315
         Cable & Satellite Operator
--------------------------------------------------------------------------------
                                                                      18,481,574

--------------------------------------------------------------------------------
         SWITZERLAND-2.8%
  12,400 Kaba Holdings                                                 2,453,735
         Building Security Systems

  39,000 Bachem                                                        2,217,391
         Drug Manufacturer

   5,300 Feintool International                                        1,757,804
         Engineering & Machinery

  13,200 Card Guard Scientific Surviv(b)                                 735,786
         Telemedicine Devices
--------------------------------------------------------------------------------
                                                                       7,164,716

--------------------------------------------------------------------------------
         ITALY-0.3%
 145,000 Class Editori                                                   812,780
         Newspapers & On-Line Financial Data

--------------------------------------------------------------------------------
         EUROPE TOTAL                                                127,211,700


 See accompanying notes to financial statements.

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                                    Wanger Advisors Trust 2001 Semiannual Report
--------------------------------------------------------------------------------
WANGER INTERNATIONAL SMALL CAP
                              STATEMENT OF INVESTMENTS (unaudited) JUNE 30, 2001

--------------------------------------------------------------------------------
Number of                                                                 Value
Shares

          ASIA-23.2%
--------------------------------------------------------------------------------
          JAPAN-15.1%
   82,000 ARRK                                                        $3,747,595
          Prototypes & Moulds

  120,000 CSK                                                          3,733,162
          Computer Services

   86,000 Hokuto                                                       3,351,187
          Mushroom Producer

   39,000 Venture Link                                                 3,061,337
          Retail Franchises

  260,000 Diamond Leasing                                              2,981,078
          Leasing

   69,000 Eneserve                                                     2,959,830
          In-House Power Generators

   28,000 Moshi Moshi Hotline                                          2,563,823
          Telemarketing

   35,000 C-Two Network                                                2,553,720
          Discount Food Retailer

    7,000 Bellsystem24                                                 2,317,992
          Call Centers

   42,000 Goldcoast                                                    2,289,929

   21,000 Goldcoast New Shares                                         1,144,965
          Developer/Seller of Apartments

   75,000 BML                                                          2,116,741
          Clinical Testing

   25,800 Drake Beam Morin                                             1,996,232
          Employment Outplacement Services

  100,000 Noritsu Koki                                                 1,535,439
          Photo Processor Manufacturer

  110,000 Densei Lambda                                                1,427,918
          Power Supplies

   60,000 Wilson Learning                                              1,265,234
          Corporate Training
--------------------------------------------------------------------------------
                                                                      39,046,182

--------------------------------------------------------------------------------
          TAIWAN-2.5%
 197,000  ASE Test(b)                                                  2,515,690
          Semiconductor Packaging Test Services

2,000,000 Chroma Ate(b)                                                2,350,204
          Test & Measurement Instruments

1,300,000 Systex(b)                                                    1,489,820
          Systems Integrator & Internet Services
--------------------------------------------------------------------------------
                                                                       6,355,714

--------------------------------------------------------------------------------
          SINGAPORE-3.5%
2,000,000 Omni Industries                                              4,431,039
          Contract Electronics Manufacturer

2,000,000 Sembcorp Logistics                                           2,555,525
          Logistic Services for Marine Transport

3,750,000 Star Cruises(b)                                              2,025,000
          Cruise Line
--------------------------------------------------------------------------------
                                                                       9,011,564

--------------------------------------------------------------------------------
          SOUTH KOREA-2.1%
  249,863 S1 Corporation                                               2,771,992
          Home/Business Security Services

   31,750 Cheil Jedang                                                 2,764,074
          Advertising
--------------------------------------------------------------------------------
                                                                       5,536,066

--------------------------------------------------------------------------------
          ASIA TOTAL                                                  59,949,526

          LATIN AMERICA-3.4%
--------------------------------------------------------------------------------
          MEXICO-2.7%
1,000,000 Corp Interamericana de Entretenimiento(b)                    4,147,287
          Special Events & Live Entertainment

  150,000 Grupo Aeroportuario(b)                                       2,805,000
          Cancun Airport Manager
--------------------------------------------------------------------------------
                                                                       6,952,287

--------------------------------------------------------------------------------
          ARGENTINA-0.7%
  100,000 Siderca                                                      1,935,000
          Seamless Pipes for Oil Wells

--------------------------------------------------------------------------------
          LATIN AMERICA-TOTAL                                          8,887,287



 See accompanying notes to financial statements.

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                                    Wanger Advisors Trust 2001 Semiannual Report
--------------------------------------------------------------------------------
WANGER INTERNATIONAL SMALL CAP
                              STATEMENT OF INVESTMENTS (unaudited) JUNE 30, 2001

--------------------------------------------------------------------------------
Number of                                                                 Value
Shares
          OTHER COUNTRIES-12.2%
--------------------------------------------------------------------------------
          AUSTRAILIA/NEW ZEALAND-1.3%
  600,000 Aristocrat Leisure                                          $2,158,781
          Slot Machines

  230,000 United Networks Limited (New Zealand)                          831,184
          New Zealand Electric Grid

  320,000 Keycorp(b)                                                     377,251
          Smart Card Technology
--------------------------------------------------------------------------------
                                                                       3,367,216
--------------------------------------------------------------------------------
          CANADA-8.9%
1,271,900 AltaGas Services                                             6,383,438
          Natural Gas Gatherer and Processor

  200,000 Penn West Petroleum(b)                                       5,150,895
          Oil & Gas Producer

  500,000 Patheon(b)                                                   4,639,107
          Pharmaceuticals

  135,800 Corus Entertainment(b)                                       3,111,840
          CATV Programming & Radio Stations

  400,000 Magellan Aerospace(b)                                        2,060,358
          Civil Aerospace Parts

   55,000 Precision Drilling(b)                                        1,719,772
          Oil & Gas Well Driller
--------------------------------------------------------------------------------
                                                                      23,065,410
--------------------------------------------------------------------------------
          ISRAEL-2.0%
  141,000 DSP Group(b)                                                 2,968,050
          Telecom Semiconductors

  354,000 Paradigm Geophysical(b)                                      2,216,040
          Seismic Software
--------------------------------------------------------------------------------
                                                                       5,184,090
--------------------------------------------------------------------------------
          OTHER TOTAL                                                 31,616,716
--------------------------------------------------------------------------------
Principle Amount                                                          Value

--------------------------------------------------------------------------------
TOTAL COMMON STOCKS (COST $249,884,043)-88.1%                       $227,665,229
--------------------------------------------------------------------------------

SHORT-TERM OBLIGATIONS-7.2%
           Yield 3.78% 3.80% Due 7/02 7/03/01
$9,520,000 American General Finance                                    9,517,943
 9,000,000 Prudential Funding                                          8,999,050
--------------------------------------------------------------------------------
(AMORTIZED COST: $18,516,993)                                         18,516,993


TOTAL INVESTMENTS (COST $268,401,036)(a)-95.3%                       246,182,222
--------------------------------------------------------------------------------

CASH AND OTHER ASSETS LESS LIABILITIES-4.7%                           12,148,413
--------------------------------------------------------------------------------

TOTAL NET ASSETS-100%                                               $258,330,635

     NOTES TO STATEMENT OF INVESTMENTS:

(a) At June 30, 2001, cost for federal income tax purposes is the same and net unrealized depreciation was $22,218,814 consisting of gross unrealized appreciation of $29,372,000 and gross unrealized depreciation of $51,590,814.

(b)  Non-income producing security.

(c) At June 30, 2001, $77,319,668 or 29.9% of the Fund's net assets was denominated in the Euro currency.

 See accompanying notes to financial statements.

                                    Wanger Advisors Trust 2001 Semiannual Report
--------------------------------------------------------------------------------
WANGER INTERNATIONAL SMALL CAP
                             PORTFOLIO DIVERSIFICATION (unaudited) JUNE 30, 2001


AT JUNE 30, 2001 THE FUND'S PORTFOLIO OF INVESTMENTS AS A PERCENTAGE OF NET ASSETS WAS DIVERSIFIED AS FOLLOWS:

                                                       Market Value      Percent
--------------------------------------------------------------------------------
INFORMATION
Business Information & Marketing Services               $19,773,581         7.7%
Computer Services                                        13,095,816         5.1
Publishing                                                7,512,910         2.9
Semiconductors & Related Equipment                        6,066,190         2.3
Instrumentation                                           5,302,124         2.1
Contract Manufacturing                                    4,431,039         1.7
Business Software                                         4,023,093         1.6
Television Programming                                    3,325,586         1.3
Internet Related                                          2,791,140         1.1
Advertising                                               2,764,074         1.1
Telephone Services                                          606,315         0.2
Transaction Processors                                      377,251         0.1
TV Broadcasting                                             338,554         0.1
--------------------------------------------------------------------------------
                                                         70,407,673        27.3


HEALTH CARE
Services                                                  5,408,175         2.1
Pharmaceuticals                                           4,639,107         1.8
Biotechnology/ Drug Delivery                              2,217,391         0.9
--------------------------------------------------------------------------------
                                                         12,264,673         4.8

--------------------------------------------------------------------------------
CONSUMER GOODS/SERVICES
Retail                                                   10,332,834         4.0
Other Entertainment                                       4,147,287         1.6
Other Durable Goods                                       6,252,013         2.4
Nondurables                                               1,308,092         0.5
Leisure Products                                          1,295,607         0.5
Gaming                                                    2,158,781         0.8
Furniture and Textiles                                    1,363,127         0.5
Food                                                      3,351,187         1.3
Cruise Lines                                              2,025,000         0.8
--------------------------------------------------------------------------------
                                                         32,233,928        12.4

--------------------------------------------------------------------------------
FINANCE
Other Finance Companies                                   2,981,078         1.2
Insurance                                                 6,925,392         2.7
Banks                                                     2,593,083         1.0
--------------------------------------------------------------------------------
                                                         12,499,553         4.9

--------------------------------------------------------------------------------
INDUSTRIAL GOODS/SERVICES
Steel                                                     1,935,000         0.7
Outsourcing & Training Services                          17,543,052         6.8
Machinery                                                 3,848,083         1.5
Logistics                                                11,355,143         4.4
Industrial Materials                                      5,855,846         2.3
Electrical Components                                     4,389,852         1.7
Construction                                              4,544,924         1.8
Conglomerates                                             1,935,725         0.7
--------------------------------------------------------------------------------
                                                         51,407,625        19.9

ENERGY/MINERALS
Oil Services                                             13,263,513         5.1
Oil Refining/Marketing/Distribution                       6,383,438         2.5
Oil/Gas Producers                                         5,150,895         2.0
Non-Ferrous Metals                                        3,399,536         1.3
Independent Power                                         2,959,830         1.1
--------------------------------------------------------------------------------
                                                         31,157,212         12.0

--------------------------------------------------------------------------------
OTHER
Transportation                                            8,548,451         3.3
Regulated Utilities                                       5,711,220         2.2
Real Estate                                               3,434,894         1.3
--------------------------------------------------------------------------------
                                                         17,694,565         6.8

--------------------------------------------------------------------------------
TOTAL COMMON STOCKS AND
    OTHER EQUITY-LIKE SECURITIES                        227,665,229        88.1

--------------------------------------------------------------------------------
SHORT-TERM OBLIGATIONS                                   18,516,993         7.2

--------------------------------------------------------------------------------
CASH AND OTHER ASSETS
LESS LIABILITIES                                         12,148,413         4.7
--------------------------------------------------------------------------------
NET ASSETS                                             $258,330,635       100.0

================================================================================


 See accompanying notes to financial statements.

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                                    Wanger Advisors Trust 2001 Semiannual Report
--------------------------------------------------------------------------------
WANGER INTERNATIONAL SMALL CAP      STATEMENT OF INVESTMENTS (unaudited)
                                    JUNE 30, 2001

--------------------------------------------------------------------------------
Number of                                                                 Value
Shares

          COMMON STOCKS-89.1%

          INFORMATION-34.5%
--------------------------------------------------------------------------------
          TELEVISION PROGRAMMING 3.1%
   30,000 Liberty Media Group, AT&T \(b)                                $524,700
          CATV & Satellite Dish Programming

          MOBILE COMMUNICATIONS-4.3%
    4,000 TDS                                                            435,000
          Cellular & Telephone Services

   14,000 American Tower(b)                                              289,380
          Towers for Wireless Communications
--------------------------------------------------------------------------------
                                                                         724,380

--------------------------------------------------------------------------------
          BUSINESS INFORMATION/MARKETING
          SERVICES/PUBLISHING-8.5%
   16,000 H & R Block                                                  1,032,800
          Tax Preparation

   15,000 Getty Images(b)                                                395,625
          Photographs for Publications & Electronic Media
--------------------------------------------------------------------------------
                                                                       1,428,425

--------------------------------------------------------------------------------
          BUSINESS SOFTWARE-7.1%
   85,000 JD Edwards(b)                                                1,202,750
          Mid Market ERP Software

--------------------------------------------------------------------------------
          CONTRACT MANUFACTURING-1.1%
    6,000 Jabil Circuit(b)                                               185,160
          Electronic Manufacturing Services

--------------------------------------------------------------------------------
          TRANSACTION PROCESSORS-6.5%
   35,000 Nova(b)                                                      1,100,750
          Credit Card Processor

--------------------------------------------------------------------------------
          INSTRUMENTATION-3.9%
   15,000 Tektronix(b)                                                   407,250
          Analytical Instruments

    9,000 W ters(b)                                                      248,490
          Chromatography, Mass Spectrometry, Thermal Analysis
--------------------------------------------------------------------------------
                                                                         655,740

--------------------------------------------------------------------------------
          INFORMATION TOTAL                                            5,821,905

--------------------------------------------------------------------------------
          HEALTH CARE-13.9%
--------------------------------------------------------------------------------
          HOSPITAL/LABORATORY SUPPLIES-2.5%
  14,000 Techne(b)                                                       421,400
        Cytokines, Antibodies, Other Reagents For Life Sciences

--------------------------------------------------------------------------------
        MEDICAL EQUIPMENT-7.6%
 75,000 Boston Scientific(b)                                           1,275,000
        Stents & Catheters

--------------------------------------------------------------------------------
        SERVICES-3.8%
 24,000 First Health Group(b)                                            645,360
        PPO Network

--------------------------------------------------------------------------------
        HEALTH CARE TOTAL                                              2,341,760

        CONSUMER GOODS/SERVICES-14.4%
--------------------------------------------------------------------------------
        FURNITURE-4.1%
 27,000 Herman Miller                                                    696,060
        Office Furniture

        APPAREL-5.1%
 20,000 Jones Apparel(b)                                                 864,000
        Women s Apparel

        DURABLE GOODS-2.5%
 26,000 Callaway Golf                                                    410,800
        Premium Golf Clubs & Balls

--------------------------------------------------------------------------------
        LEISURE VEHICLES-2.7%
  9,560 Harley-Davidson                                                  450,085
        Motorcycles & Related Merchandise

--------------------------------------------------------------------------------
        CONSUMER GOODS/SERVICES TOTAL                                  2,420,945

        FINANCE-11.6%
--------------------------------------------------------------------------------
        MONEY MANAGEMENT-3.1%
 11,000 SEI Investments                                                  519,750
        Mutual Fund Administration


 See accompanying notes to financial statements.

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                              Wanger Advisors Trust 2001 Semiannual Report
--------------------------------------------------------------------------------
 WANGER TWENTY                STATEMENT OF INVESTMENTS (unaudited) JUNE 30, 2001

--------------------------------------------------------------------------------
  Number of                                                            Value
  Shares
--------------------------------------------------------------------------------
          BANKS-8.5%
   28,000 Associated Banc-Corp                                      $  971,880
          Midwest Bank

   10,000 TCF Financial                                                463,100
          Great Lakes Bank
--------------------------------------------------------------------------------
                                                                     1,434,980
--------------------------------------------------------------------------------
          FINANCE TOTAL                                              1,954,730

          INDUSTRIAL GOODS/SERVICES-6.8%
--------------------------------------------------------------------------------
          LOGISTICS-3.5%
    9,500 Expeditors International of Washington                       584,060
          International Freight Forwarder
--------------------------------------------------------------------------------
          MACHINERY-3.3%
   24,000 Pall                                                         564,720
          Filtration & Fluids Clarification
--------------------------------------------------------------------------------
          INDUSTRIAL GOODS/SERVICES TOTAL                            1,148,780

          ENERGY/MINERALS-7.9%
--------------------------------------------------------------------------------
          OIL/GAS PRODUCERS-3.7%
   43,500 XTO Energy (formerly known
          as Cross Timber Oil)                                         624,225
          Oil & Gas Producers
--------------------------------------------------------------------------------
          DISTRIBUTION/MARKETING/REFINING-4.2%
   29,000 Aquila (b)                                                   714,850
          Energy Trading
--------------------------------------------------------------------------------
          ENERGY/MINERALS TOTAL                                      1,339,075

 TOTAL COMMON STOCKS (COST $13,033,110)-89.1%                       15,027,195
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Principal                                                               Value
Amount

SHORT-TERM OBLIGATIONS-10.3%
--------------------------------------------------------------------------------
                       Yield 3.78%-3.87% Due 7/02 7/06/01

 $817,000  GE Capital                                              $   816,649
  465,000  Prudential Funding                                          464,950
  464,000  American General Finance                                    463,904
--------------------------------------------------------------------------------
(AMORTIZED COST $1,745,503)                                          1,745,503

 TOTAL INVESTMENTS (COST $14,778,613)(a)-99.4%                      16,772,698
--------------------------------------------------------------------------------

 CASH AND OTHER ASSETS LESS LIABILITIES-0.6%                           102,488
--------------------------------------------------------------------------------

 TOTAL NET ASSETS-100%                                             $16,875,186
================================================================================

     NOTES TO STATEMENT OF INVESTMENTS:

(a) At June 30, 2001, cost for federal income tax purposes is the same and net unrealized appreciation was $1,994,085 consisting of gross unrealized appreciation of $2,947,225 and gross unrealized depreciation of $953,140.

(b)  Non-income producing security.

See accompanying notes to financial statements.

                              Wanger Advisors Trust 2001 Semiannual Report
--------------------------------------------------------------------------------
 WANGER FOREIGN FORTY         STATEMENT OF INVESTMENTS (unaudited) JUNE 30, 2001

--------------------------------------------------------------------------------
  Number of                                                            Value
  Shares
          COMMON STOCKS-88.5%

          EUROPE-54.3%
--------------------------------------------------------------------------------
          GERMANY-8.8%
   12,000 Rhoen-Klinikum                                            $  560,538
          Hospital Management

    9,000 Henkel                                                       523,594
          Chemicals, Detergents & Non-Food Consumer Brands

   12,000 Deutsche Boerse                                              422,951
          Trading, Clearing & Settlement Services for
          Financial Markets
--------------------------------------------------------------------------------
                                                                     1,507,083
--------------------------------------------------------------------------------
          FRANCE/BELGIUM-5.3%
    7,000 RTL (Belguim)                                                427,156
          TV & Radio Broadcaster

    7,000 AGF                                                          390,593
          Life & Health Insurance

   28,800 Gemplus International                                         86,832
          Smart Card Products & Solutions
--------------------------------------------------------------------------------
                                                                       904,581
--------------------------------------------------------------------------------
          NETHERLANDS-6.1%
   30,112 TNT Post Group                                               630,402
          Postal Service & Parcel Delivery

   17,000 Fortis                                                       414,662
          Financial Services Conglomerate
--------------------------------------------------------------------------------
                                                                     1,045,064
--------------------------------------------------------------------------------
          UNITED KINGDOM/IRELAND-21.6%
  130,000 Smith & Nephew                                               678,536
          Medical Equipment & Supplies

  150,000 BG Group                                                     594,621
          Oil & Gas Producers

   50,000 Irish Life & Permanent (Ireland)                             586,017
          Savings Products

  150,000 Rolls Royce                                                  497,550
          Turbines

  128,000 Dimension Data (b)                                           488,851
          Networks & Computer Services

   55,000 Capita Group                                                 359,814
          Outsourcing Services

   58,400 Serco Group                                                  322,167
          Facilities Management

    9,000 Exel                                                          96,688
          Freight Forwarding & Logistics

   30,000 Hays                                                          77,762
          Outsourcing Services
--------------------------------------------------------------------------------
                                                                     3,702,006
--------------------------------------------------------------------------------
          SWITZERLAND-7.5%
      200 Pargesa Holdings                                             457,079
          Industrial & Media Conglomerate

      700 Synthes Startec                                              430,379
          Products for Orthopedic Surgery

       80 Julius Baer                                                  308,361
          Private Banking, Brokerage & Mutual Funds

       40 Cie Fin Richemont                                            102,564
          Luxury Goods, Tobacco & Pay TV
--------------------------------------------------------------------------------
                                                                     1,298,383
--------------------------------------------------------------------------------
          ITALY-5.0%
   60,000 Autogrill                                                    648,695
          Restaurants & Catering for Travelers

   23,000 Banca Fideuram                                               219,171
          Life Insurance/Mutual Funds
--------------------------------------------------------------------------------
                                                                       867,866
--------------------------------------------------------------------------------
          EUROPE TOTAL                                               9,324,983

          ASIA-16.9%
--------------------------------------------------------------------------------
          HONG KONG-1.9%
  200,000 Li & Fung                                                    328,209
          Sourcing of Consumer Goods
--------------------------------------------------------------------------------
          JAPAN-9.7%
    3,800 Nintendo                                                     691,629
          Video Game Software & Hardware

    4,800 Orix                                                         466,838
          Finance Leasing

See accompanying notes to financial statements.

                              Wanger Advisors Trust 2001 Semiannual Report
--------------------------------------------------------------------------------
 WANGER FOREIGN FORTY         STATEMENT OF INVESTMENTS (unaudited) JUNE 30, 2001

--------------------------------------------------------------------------------
  Number of                                                            Value
  Shares

         JAPAN-9.7% (CONT)
   5,000 Oriental Land                                              $  371,232
         Disney Theme Park Operator

     136 Sky Perfect Communications (b)                                138,486
         Satellite TV Subscriptions
--------------------------------------------------------------------------------
                                                                     1,668,185

--------------------------------------------------------------------------------
         TAIWAN-2.6%
  50,000 United Microelectronics (b)                                   445,000
         Semiconductor Foundry

         SINGAPORE-2.7%
 605,000 Star Cruises (b)                                              326,700
         Cruise Lines

  20,000 Venture Manufacturing                                         132,712
         Electronic Manufacturing Services
--------------------------------------------------------------------------------
                                                                       459,412

--------------------------------------------------------------------------------
         ASIA TOTAL                                                  2,900,806


--------------------------------------------------------------------------------
         OTHER COUNTRIES-17.3%
--------------------------------------------------------------------------------
         AUSTRALIA-3.3%
 120,000 Computershare                                                 376,638
  17,025 Computershare Warrants (b)                                          9
         Financial Software/Services

 270,000 ERG                                                           198,424
         Smart Card Systems for Public Transportation
--------------------------------------------------------------------------------
                                                                       575,071

--------------------------------------------------------------------------------
         CANADA-11.6%
  21,800 Talisman Energy                                               831,374
         Oil & Gas Producer

  20,000 Precision Drilling (b)                                        625,371
         Oil & Gas Well Driller

  30,000 Investors Group                                               423,958
         Mutual Funds

   2,000 Celestica (b)                                                 102,912
         Electronic Manufacturing Services
--------------------------------------------------------------------------------
                                                                     1,983,615



Principal Amount or                                                   Value
Number of Shares


--------------------------------------------------------------------------------
          ISRAEL-2.4%
    7,500 Amdocs (b)                                                   403,875
          Telecommunications Billing & Customer Care Software

--------------------------------------------------------------------------------
          OTHER TOTAL                                                2,962,561

TOTAL COMMON STOCKS (COST $17,070,990)-88.5%                        15,188,350
--------------------------------------------------------------------------------

SHORT-TERM OBLIGATIONS-8.2%
--------------------------------------------------------------------------------
                       Yield 3.70%-3.83% Due 7/02 7/03/01
$ 679,000 GE Capital                                                   678,931
  469,000 Prudential Funding                                           468,900
  263,000 American General Finance                                     262,943
--------------------------------------------------------------------------------
(AMORTIZED COST: $1,410,774)                                         1,410,774


TOTAL INVESTMENTS (COST $18,481,764)(a)- 96.7%                      16,599,124
--------------------------------------------------------------------------------

CASH AND OTHER ASSETS LESS LIABILITIES-3.3%                            562,732
--------------------------------------------------------------------------------

TOTAL NET ASSETS-100%                                              $17,161,856
================================================================================

     NOTES TO STATEMENT OF INVESTMENTS:

(a) At June 30, 2001, cost for federal income tax purposes is the same and net unrealized depreciation was $1,882,640 consisting of gross unrealized appreciation of $837,645 and gross unrealized depreciation of $2,720,285.

(b)  Non-income producing security.

(c) At June 30, 2001, $4,487,659 or 26.1% of the Fund's net assets was denominated in the Euro currency.



See accompanying notes to financial statements.

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                              Wanger Advisors Trust 2001 Semiannual Report
--------------------------------------------------------------------------------
 WANGER FOREIGN FORTY         STATEMENT OF INVESTMENTS (unaudited) JUNE 30, 2001


AT JUNE 30, 2001 THE FUND'S PORTFOLIO OF INVESTMENTS AS A PERCENTAGE OF NET ASSETS WAS DIVERSIFIED AS FOLLOWS:


                                             Market Value           Percent
 INFORMATION TECHNOLOGY
 Computer Related Hardware
 Semiconductors and
    Related Equipment                            $445,000               2.6%
 Contract Manufacturing                           235,624               1.4
 Computer Hardware and
    Related Equipment                              86,832               0.5
--------------------------------------------------------------------------------
                                                  767,456               4.5


 Media
 TV Broadcasting                                  427,155               2.5
 Satellite Broadcasting                           138,486               0.8
--------------------------------------------------------------------------------
                                                  565,641               3.3


 Software and Services
 Transaction Processors                           998,029               5.8
 Computer Services                                488,851               2.8
 Business Software                                403,875               2.4
--------------------------------------------------------------------------------
                                                1,890,755              11.0
--------------------------------------------------------------------------------
                                                3,223,852              18.8

--------------------------------------------------------------------------------
 HEALTH CARE
 Medical Equipment                              1,108,915               6.5
 Hospital Management                              560,538               3.3
--------------------------------------------------------------------------------
                                                1,669,453               9.8

--------------------------------------------------------------------------------
 CONSUMER GOODS/SERVICES
 Intl Consumer Software                           691,629               4.0
 Restaurants                                      648,695               3.8
 Other Consumer Services                          630,402               3.7
 Nondurables                                      626,158               3.6
 Other Entertainment                              371,232               2.2
 Cruise Lines                                     326,700               1.9
--------------------------------------------------------------------------------
                                                3,294,816              19.2

--------------------------------------------------------------------------------
 FINANCE
 Insurance                                      1,391,272               8.1%
 Money Management                                 951,490               5.5
 Other Finance Companies                          466,833               2.7
 Closed End Funds                                 457,079               2.7
--------------------------------------------------------------------------------
                                                3,266,674              19.0

--------------------------------------------------------------------------------
 INDUSTRIAL GOODS/SERVICES
 Outsourcing & Training Services                1,087,951               6.3
 Machinery                                        497,550               2.9
--------------------------------------------------------------------------------
                                                1,585,501               9.2

--------------------------------------------------------------------------------
 ENERGY/MINERALS
 Oil/Gas Producers                              1,425,995               8.3
 Oil Services                                     625,371               3.6
--------------------------------------------------------------------------------
                                                2,051,366              11.9

--------------------------------------------------------------------------------
 OTHER
 Transportation                                    96,688               0.6
--------------------------------------------------------------------------------
                                                   96,688               0.6

--------------------------------------------------------------------------------
 TOTAL COMMON STOCKS AND
    OTHER EQUITY-LIKE SECURITIES               15,188,350              88.5%

 SHORT-TERM OBLIGATIONS                         1,410,774               8.2
--------------------------------------------------------------------------------

 CASH AND OTHER ASSETS
    LESS LIABILITIES                              562,732               3.3
--------------------------------------------------------------------------------
 NET ASSETS                                   $17,161,856               100%
--------------------------------------------------------------------------------


See accompanying notes to financial statements.

                 WANGER ADVISORS FUNDS
                    > STATEMENTS OF ASSETS AND LIABILITIES
                    > STATEMENTS OF OPERATIONS
                    > STATEMENTS OF CHANGES IN NET ASSETS
                    > FINANCIAL HIGHLIGHTS
                    > NOTES TO FINANCIAL STATEMENTS

                                    Wanger Advisors Trust 2001 Semiannual Report
--------------------------------------------------------------------------------
STATEMENTS OF ASSETS AND LIABILITIES (Unaudited)
JUNE 30, 2001


                                                                                WANGER           WANGER        WANGER        WANGER
                                                                        U.S. SMALL CAP    INTERNATIONAL        TWENTY       FOREIGN
                                                                                              SMALL CAP                       FORTY
-----------------------------------------------------------------------------------------------------------------------------------
ASSETS

Investments, at value (cost: Wanger U.S. Small Cap $346,251,492;        $  480,978,305    $ 246,182,222  $ 16,772,698  $ 16,599,124
      Wanger International Small Cap $268,401,036; Wanger Twenty
      $14,778,613; Wanger Foreign Forty $18,481,764)

Foreign Currency (cost: International Small Cap $8,837,676;                         --        8,291,365            --       307,625
      Foreign Forty $310,940)

Cash                                                                               857              364            63           506

Receivable for:

      Investments sold                                                         112,818        1,779,054            --            --

      Fund shares sold                                                       2,375,715        5,362,350       138,404       871,046

      Dividends and interest                                                    80,130          272,034         8,554        16,303

Other assets                                                                     3,383              961            26            33
-----------------------------------------------------------------------------------------------------------------------------------
      Total Assets                                                         483,551,208      261,888,350    16,919,745    17,794,637


LIABILITIES

Payable for:

      Investments purchased                                                  1,435,481          479,409        10,424       551,853

      Fund shares redeemed                                                     123,750        2,613,506           170        42,722

      Management fees                                                          343,310          259,958        12,950        13,590

      Transfer agent fee                                                         5,126            5,471         1,724         1,600

      Other liabilities                                                         66,254          199,371        19,291        23,016
-----------------------------------------------------------------------------------------------------------------------------------
      Total Liabilities                                                      1,973,921        3,557,715        44,559       632,781
-----------------------------------------------------------------------------------------------------------------------------------
Net Assets                                                              $  481,577,287    $ 258,330,635  $ 16,875,186  $ 17,161,856
-----------------------------------------------------------------------------------------------------------------------------------


COMPOSITION OF NET ASSETS

Paid-in capital                                                         $  374,916,166    $ 317,859,407  $ 14,616,823  $ 20,844,716

Undistributed net investment income (Overdistributed net investment
      income, or Accumulated net investment loss)                             (240,512)         653,053       (18,839)       13,924

Accumulated net realized gain (loss) on sales of investments               (27,825,180)     (37,420,413)      283,117    (1,800,619)
      and foreign currency transactions

Net unrealized appreciation (depreciation) of investments and              134,726,813      (22,761,412)    1,994,085    (1,896,165)
      foreign currency transactions
-----------------------------------------------------------------------------------------------------------------------------------
Net Assets                                                              $  481,577,287    $ 258,330,635  $ 16,875,186  $ 17,161,856
-----------------------------------------------------------------------------------------------------------------------------------
Fund shares outstanding                                                     20,908,025       14,765,674     1,157,636     1,300,896
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, offering price and redemption price per share          $        23.03    $       17.50  $      14.58  $      13.19
-----------------------------------------------------------------------------------------------------------------------------------


See accompanying notes to financial statements

                                    Wanger Advisors Trust 2001 Semiannual Report
--------------------------------------------------------------------------------
STATEMENTS OF OPERATIONS (Unaudited)
FOR THE SIX MONTHS ENDED JUNE 30, 2001

                                                                                WANGER           WANGER        WANGER        WANGER
                                                                        U.S. SMALL CAP    INTERNATIONAL        TWENTY       FOREIGN
                                                                                              SMALL CAP                       FORTY
-----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
Dividend income (net of foreign taxes of $261,820 for Wanger            $    1,001,414    $   2,160,283  $     42,867  $     92,250
      International Small Cap and $12,101 for Wanger Foreign Forty)

Interest income                                                                824,628          431,677        33,836        40,778
-----------------------------------------------------------------------------------------------------------------------------------
Total Investment Income                                                      1,826,042        2,591,960        76,703       133,028


EXPENSES:

Management fees                                                              1,957,785        1,621,504        67,066        82,044

Custody fee                                                                     24,638          248,513         3,501        12,149

Legal and audit fees                                                            35,880           28,104        10,440        10,899

Transfer agent fee                                                              10,175           10,634         9,590         9,400

Trustees' fee                                                                   22,421           18,251           717           542

Other expenses                                                                  15,170           12,873         4,467         4,473
-----------------------------------------------------------------------------------------------------------------------------------
      Total expenses                                                         2,066,069        1,939,879        95,781       119,507

Less custody fees paid indirectly                                                   --             (972)         (239)         (503)
-----------------------------------------------------------------------------------------------------------------------------------
Net Expenses                                                                 2,066,069        1,938,907        95,542       119,004
-----------------------------------------------------------------------------------------------------------------------------------
Net Investment Income (Loss)                                                  (240,027)         653,053       (18,839)       14,024

NET REALIZED AND UNREALIZED GAIN (LOSS) ON
      PORTFOLIO POSITIONS:

Net realized gain (loss) on:

      Investments                                                          (19,700,240)     (31,343,057)      908,048    (1,211,166)

      Foreign currency transactions                                                 --          (34,268)           --        (3,209)
-----------------------------------------------------------------------------------------------------------------------------------
      Net realized gain (loss)                                             (19,700,240)     (31,377,325)      908,048    (1,214,375)
-----------------------------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation) of:

      Investments                                                           82,562,834        2,929,137      (339,109)   (1,730,172)

      Foreign currency transactions                                                 --         (466,775)           --        (6,362)
-----------------------------------------------------------------------------------------------------------------------------------
      Net change in unrealized appreciation/depreciation                    82,562,834        2,462,362      (339,109)   (1,736,534)
-----------------------------------------------------------------------------------------------------------------------------------
Net Gain (Loss)                                                             62,862,594      (28,914,963)      568,939    (2,950,909)
-----------------------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease) in Net Assets from Operations                   $   62,622,567    $ (28,261,910) $    550,100  $ (2,936,885)
-----------------------------------------------------------------------------------------------------------------------------------


See accompanying notes to financial statements.

                                    Wanger Advisors Trust 2001 Semiannual Report
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS

                                                                   WANGER U.S. SMALL CAP             WANGER INTERNATIONAL SMALL CAP

                                                             (Unaudited)                            (Unaudited)
                                                        Six months ended          Year ended   Six months ended          Year ended
INCREASE (DECREASE) IN NET ASSETS                         June  30, 2001   December 31, 2000      June  30,2001   December 31, 2000
-----------------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
      Net investment income (loss)                      $       (240,027)           $275,228   $        653,053   $      (2,298,142)

      Net realized gain (loss) on investments and
         foreign currency transactions                       (19,700,240)         (7,234,589)       (31,377,325)         73,196,254

      Net change in unrealized appreciation
        (depreciation) of investments and foreign
         currency transactions                                82,562,834         (24,916,759)         2,462,362        (174,794,354)
-----------------------------------------------------------------------------------------------------------------------------------
      Net increase (decrease) in net assets resulting
         from operations                                      62,622,567         (31,876,120)       (28,261,910)       (103,896,242)


DISTRIBUTIONS TO SHAREHOLDERS FROM:

      Net investment income                                     (275,386)           (482,170)                --                  --

      Net realized gain                                               --         (49,642,751)       (78,693,586)        (39,240,076)
-----------------------------------------------------------------------------------------------------------------------------------
      Total distributions to shareholders                       (275,386)        (50,124,921)       (78,693,586)        (39,240,076)


SHARE TRANSACTIONS:

      Subscriptions                                           43,030,175          88,487,383        207,412,312         294,589,657

      Reinvestment of dividends and capital gain
         distributions                                           275,386          50,124,921         78,693,586          39,240,076

      Redemptions                                            (27,380,977)        (44,015,214)      (192,494,503)       (230,349,651)
-----------------------------------------------------------------------------------------------------------------------------------
      Net Increase in Net Assets from Share
         Transactions                                         15,924,584          94,597,090         93,611,395         103,480,082
-----------------------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease) in Net Assets                         78,271,765          12,596,049        (13,344,101)        (39,656,236)


NET ASSETS:
      Beginning of period                                    403,305,522         390,709,473        271,674,736         311,330,972
-----------------------------------------------------------------------------------------------------------------------------------
      End of period                                     $    481,577,287   $     403,305,522   $    258,330,635   $     271,674,736
-----------------------------------------------------------------------------------------------------------------------------------
UNDISTRIBUTED NET INVESTMENT INCOME (OVERDISTRIBUTED
      NET INVESTMENT INCOME, OR ACCUMULATED NET
      INVESTMENT LOSS)                                  $       (240,512)  $         274,901   $        653,053                  --
-----------------------------------------------------------------------------------------------------------------------------------

                                    Wanger Advisors Trust 2001 Semiannual Report
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS


                                                                    WANGER TWENTY                       WANGER FOREIGN FORTY

                                                             (Unaudited)                            (Unaudited)
                                                        Six months ended          Year ended   Six months ended          Year ended
INCREASE (DECREASE) IN NET ASSETS                         June  30, 2001   December 31, 2000      June  30,2001   December 31, 2000
-----------------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
      Net investment income (loss)                      $        (18,839)  $         (21,230)  $         14,024   $         (21,797)

      Net realized gain (loss) on investments and
         foreign currency transactions                           908,048            (610,947)        (1,214,375)            763,879

      Net change in unrealized appreciation
        (depreciation) of investments and foreign
         currency transactions                                  (339,109)          1,563,675         (1,736,534)         (1,795,255)
-----------------------------------------------------------------------------------------------------------------------------------
      Net increase (decrease) in net assets
         resulting from operations                               550,100             931,498         (2,936,885)         (1,053,173)


DISTRIBUTIONS TO SHAREHOLDERS FROM:

      Net investment income                                           --                  --            (20,439)             (3,779)

      Net realized gain                                               --            (294,125)        (1,311,408)           (402,719)
-----------------------------------------------------------------------------------------------------------------------------------
      Total distributions to shareholders                             --            (294,125)        (1,331,847)           (406,498)


SHARE TRANSACTIONS:

      Subscriptions                                            5,403,901           7,467,271         24,383,425          15,240,646

      Reinvestment of dividends and
         capital gain distributions                                   --             294,125          1,331,847             406,498

      Redemptions                                             (1,208,198)         (2,839,517)       (19,780,280)         (4,518,005)
-----------------------------------------------------------------------------------------------------------------------------------
      Net Increase in Net Assets from Share
         Transactions                                          4,195,703           4,921,879          5,934,992          11,129,139
-----------------------------------------------------------------------------------------------------------------------------------
Net Increase (Decrease) in Net Assets                          4,745,803           5,559,252          1,666,260           9,669,468


NET ASSETS:
      Beginning of period                                     12,129,383           6,570,131         15,495,596           5,826,128
-----------------------------------------------------------------------------------------------------------------------------------
      End of period                                     $     16,875,186   $      12,129,383   $     17,161,856   $      15,495,596
-----------------------------------------------------------------------------------------------------------------------------------
UNDISTRIBUTED NET INVESTMENT INCOME (OVERDISTRIBUTED
      NET INVESTMENT INCOME, OR ACCUMULATED NET
      INVESTMENT LOSS)                                  $        (18,839)                 --   $         13,924   $          20,339
-----------------------------------------------------------------------------------------------------------------------------------

                                    Wanger Advisors Trust 2001 Semiannual Report
--------------------------------------------------------------------------------
WANGER U.S. SMALL CAP               FINANCIAL HIGHLIGHTS

                                                     (Unaudited)
                                                Six Months ended          Year ended          Year ended        Year ended
                                                         June 30,        December 31,        December 31,      December 31,
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD              2001                2000                1999              1998
============================================================================================================================
NET ASSET VALUE, BEGINNING OF PERIOD            $          19.99         $     24.88         $     22.18       $     21.46
----------------------------------------------------------------------------------------------------------------------------


INCOME FROM INVESTMENT OPERATIONS

      Net investment income (loss) (a)                     (0.01)               0.02                0.03             (0.05)
      Net realized and unrealized gain (loss)
        on investments                                      3.06               (1.82)               4.79              1.93
----------------------------------------------------------------------------------------------------------------------------
      Total from investment operations                      3.05               (1.80)               4.82              1.88
----------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS

      From net investment income                           (0.01)              (0.03)                 --                --
      From net realized gain                                  --               (3.06)              (2.12)            (1.16)
----------------------------------------------------------------------------------------------------------------------------
Total distributions declared to shareholders               (0.01)              (3.09)              (2.12)            (1.16)
----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                  $          23.03         $     19.99         $     24.88       $     22.18
============================================================================================================================
TOTAL RETURN (b)                                           15.29%(d)           (8.16%)             25.06%             8.68%
----------------------------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS

      Net Expenses                                          0.99%(c)(e)         1.00%(e)            1.02%(e)          1.02%(e)
      Net investment income (loss)                         (0.11%)(c)(e)        0.07%(e)            0.14%(e)         (0.25%)(e)
      Portfolio turnover rate                                 22% (c)             36%                 35%               34%
      Net assets at end of period (`000)        $        481,577         $   403,306         $   390,709       $   339,119

                                                     Year  ended          Year  ended
                                                     December 31,         December 31,
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD              1997                 1996
======================================================================================
NET ASSET VALUE, BEGINNING OF PERIOD                 $     16.97          $     11.60
--------------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS

      Net investment income (loss) (a)                     (0.02)               (0.06)
      Net realized and unrealized gain (loss)
        on investments                                      4.90                 5.46
--------------------------------------------------------------------------------------
      Total from investment operations                      4.88                 5.40
--------------------------------------------------------------------------------------


LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS

      From net investment income                              --                   --
      From net realized gain                               (0.39)               (0.03)
--------------------------------------------------------------------------------------
Total distributions declared to shareholders               (0.39)               (0.03)
--------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                       $     21.46          $     16.97
======================================================================================
TOTAL RETURN (b)                                           29.41%               46.59%
--------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS

      Net Expenses                                          1.06%(f)             1.21%(f)
      Net investment income (loss)                         (0.10%)(f)           (0.41%)(f)
      Portfolio turnover rate                                 34%                  46%
      Net assets at end of period (`000)             $    270,866         $   128,958


---------------------------------------------------------------------
(a) Net investment income (loss) per share was based upon the average shares outstanding during the period.

(b) Total return at net asset value assuming all distributions reinvested.

(c) Annualized.

(d) Not annualized.

(e) The benefits derived from custody fees paid indirectly had no impact.

(f) In accordance with a requirement of the Securities and Exchange Commission, this ratio reflects total expenses prior to the reduction of custody fees for cash balances it maintains with the custodian. The ratios of expenses to average net assets and net investment income to average net assets net of custody fees paid indirectly would have been 1.04% and (0.08%) respectively, for the year ended December 31, 1997 and 1.19% and (0.39%) respectively, for the year ended December 31, 1996.

See accompanying notes to financial statements.

                                    Wanger Advisors Trust 2001 Semiannual Report
--------------------------------------------------------------------------------
WANGER INTERNATIONAL SMALL CAP      FINANCIAL HIGHLIGHTS

                                                           (Unaudited)
                                                     Six Months ended           Year ended         Year ended        Year  ended
                                                             June 30,         December 31,       December 31,       December 31,
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD                   2001                 2000               1999               1998
================================================================================================================================
NET ASSET VALUE, BEGINNING OF PERIOD                 $          28.53         $      43.67       $      19.62       $      17.05
--------------------------------------------------------------------------------------------------------------------------------


INCOME FROM INVESTMENT OPERATIONS

      Net investment income (loss) (a)                           0.05                (0.26)             (0.13)              0.03
      Net realized and unrealized gain (loss)
         on investments                                         (3.05)               (9.75)             24.52               2.76
--------------------------------------------------------------------------------------------------------------------------------
      Total from investment operations                          (3.00)              (10.01)             24.39               2.79
--------------------------------------------------------------------------------------------------------------------------------


LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS

      From net investment income                                   --                   --              (0.34)             (0.22)
      From net realized gain and unrealized
      gain reportable for federal income taxes                  (8.03)               (5.13)                --                 --
--------------------------------------------------------------------------------------------------------------------------------
Total distributions declared to shareholders                    (8.03)               (5.13)             (0.34)             (0.22)
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                       $          17.50         $      28.53       $      43.67       $      19.62
================================================================================================================================
TOTAL RETURN (b)                                               (10.53)%(d)          (27.84%)           126.37%             16.33%
--------------------------------------------------------------------------------------------------------------------------------


RATIOS TO AVERAGE NET ASSETS
      Net Expenses                                               1.47%(c)(e)          1.41%(e)           1.49%(e)           1.55%(e)
      Net investment income (loss)                               0.49%(c)(e)         (0.68%)(e)         (0.49%)(e)          0.16%(e)
      Portfolio turnover rate                                      61%(c)               67%                75%                56%
      Net assets at end of period (`000)             $        258,331         $    271,675       $    311,331       $    141,253

                                                      Year ended         Year ended
                                                    December 31,       December 31,
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD              1997               1996
===================================================================================
NET ASSET VALUE, BEGINNING OF PERIOD                $      17.71       $      13.45
-----------------------------------------------------------------------------------


INCOME FROM INVESTMENT OPERATIONS

      Net investment income (loss) (a)                      0.02              (0.09)
      Net realized and unrealized gain (loss)
         on investments                                    (0.26)              4.38
-----------------------------------------------------------------------------------
      Total from investment operations                     (0.24)              4.29
-----------------------------------------------------------------------------------


LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS

      From net investment income                              --                 --
      From net realized gain and unrealized
      gain reportable for federal income taxes             (0.42)             (0.03)
-----------------------------------------------------------------------------------
Total distributions declared to shareholders               (0.42)             (0.03)
-----------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                      $      17.05       $      17.71
===================================================================================
TOTAL RETURN (b)                                           (1.46%)            32.01%
-----------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS
      Net Expenses                                         1.60%(f)            1.79%(f)
      Net investment income (loss)                         0.12%(f)           (0.56%)(f)
      Portfolio turnover rate                                60%                 50%
      Net assets at end of period (`000)            $   120,660        $     84,855

--------------------------------------------------------------------------------
(a) Net investment income (loss) per share was based upon the average shares outstanding during the period.

(b) Total return at net asset value assuming all distributions reinvested.

(c) Annualized.

(d) Not annualized.

(e) The benefits derived from custody fees paid indirectly had no impact.

(f) In accordance with a requirement of the Securities and Exchange Commission, this ratio reflects total expenses prior to the reduction of custody fees for cash balances it maintains with the custodian. The ratios of expenses to average net assets and net investment income to average net assets net of custody fees paid indirectly would have been 1.59% and 0.13%, respectively, for the year ended December 31, 1997 and 1.75% and (0.52%), respectively, for the year ended December 31, 1996.

See accompanying notes to financial statements.

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                                    Wanger Advisors Trust 2001 Semiannual Report
--------------------------------------------------------------------------------
WANGER TWENTY                       FINANCIAL HIGHLIGHTS

                                                                 (Unaudited)                                     February 1,
                                                           Six Months ended               Year ended           1999  through
                                                                    June 30,             December 31,           December 31,
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD                         2001                     2000                    1999
----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                       $          14.08              $     13.43           $       10.00
----------------------------------------------------------------------------------------------------------------------------


INCOME FROM INVESTMENT OPERATIONS

      Net investment loss (a)                                         (0.02)                   (0.03)                  (0.08)
      Net realized and unrealized gain on investments                  0.52                     1.23                    3.51
----------------------------------------------------------------------------------------------------------------------------
      Total from investment operations                                 0.50                     1.20                    3.43
----------------------------------------------------------------------------------------------------------------------------


LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS

      From net investment income                                         --                       --                      --
      From net realized gain                                             --                    (0.55)                     --
----------------------------------------------------------------------------------------------------------------------------
Total distributions declared to shareholders                             --                    (0.55)                     --
----------------------------------------------------------------------------------------------------------------------------


NET ASSET VALUE, END OF PERIOD                             $          14.58              $     14.08           $       13.43
----------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (b)                                                       3.55% (e)                9.45%(c)               34.30%(c)(e)
----------------------------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS
      Net Expenses                                                     1.35%(d)(f)              1.39% (g)               1.41%(d)(g)
      Net investment loss (d)                                         (0.27%)(d)(f)            (0.24%)(g)              (0.77%)(d)(g)
      Reimbursement                                                      --                     0.21%                   0.71%
      Portfolio turnover rate                                            69%(d)                   86%                    113%(d)
      Net assets at end of period (`000)                   $         16,875               $   12,129           $       6,570

(a) Net investment loss per share was based upon the average shares outstanding during the period.

(b) Total return at net asset value assuming all distributions reinvested.

(c) Had the Advisor not reimbursed a portion of expenses, total return would have been reduced.

(d) Annualized.

(e) Not annualized.

(f) The benefits derived from custody fees paid indirectly had no impact.

(g) In accordance with a requirement of the Securities and Exchange Commission, this ratio reflects total expenses prior to the reduction of custody fees for cash balances it maintains with the custodian. The ratios of expenses to average net assets and net investment income to average net assets net of custody fees paid indirectly would have been 1.35% and (0.20%), respectively for the year ended December 31, 2000 and 1.35% and (0.71%), respectively the period ended December 31, 1999.

See accompanying notes to financial statements.

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                                    Wanger Advisors Trust 2001 Semiannual Report
--------------------------------------------------------------------------------
WANGER FOREIGN FORTY                FINANCIAL HIGHLIGHTS

                                                                    (Unaudited)                                  February 1,
                                                               Six Months ended              Year ended         1999 through
                                                                       June 30,            December 31,         December 31,
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD                             2001                    2000                 1999
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                           $          17.29           $       18.39         $      10.00
------------------------------------------------------------------------------------------------------------------------------------


INCOME FROM INVESTMENT OPERATIONS

      Net investment income (loss) (a)                                     0.01                   (0.04)               (0.01)
      Net realized and unrealized gain(loss) on investments               (2.95)                  (0.10)                8.40
------------------------------------------------------------------------------------------------------------------------------------
      Total from investment operations                                    (2.94)                  (0.14)                8.39
------------------------------------------------------------------------------------------------------------------------------------


LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS

      From net investment income                                          (0.02)                  (0.01)                  --
      From net realized gain                                              (1.14)                  (0.95)                  --
------------------------------------------------------------------------------------------------------------------------------------
Total distributions Declared to Shareholders                              (1.16)                  (0.96)                  --
------------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD                                 $          13.19           $       17.29        $       18.39
------------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (b)                                                         (16.84%)(e)              (1.58%)(c)           83.90%(c)(e)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS

      Net Expenses                                                         1.45%(d)(f)            1.45%(f)              1.59%(d)(g)
      Net investment income (loss)(d)                                      0.17%(d)(f)           (0.20%)(f)            (0.10%)(d)(g)
      Reimbursement                                                          --                   0.23%                 1.86%
      Portfolio turnover rate                                                78%(d)                 96%                   91%(d)
      Net assets at end of period (`000)                       $         17,162           $      15,496        $       5,826


(a) Net investment income (loss) per share was based upon the average shares outstanding during the period.

(b) Total return at net asset value assuming all distributions reinvested.

(c) Had the Advisor not reimbursed a portion of expenses, total return would have been reduced.

(d) Annualized.

(e) Not annualized.

(f) The benefits derived from custody fees paid indirectly had no impact.

(g) In accordance with a requirement of the Securities and Exchange Commission, this ratio reflects total expenses prior to the reduction of custody fees for cash balances it maintains with the custodian. The ratios of expenses to average net assets and net investment income to average net assets net of custody fees paid indirectly would have been 1.45% and 0.04%, respectively for the period ended December 31, 1999.

See accompanying notes to financial statements.

                                    Wanger Advisors Trust 2001 Semiannual Report
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (Unaudited)

1.  NATURE OF OPERATIONS

Wanger U.S. Small Cap, Wanger International Small Cap, Wanger Twenty and Wanger Foreign Forty ("the Funds") are series of Wanger Advisors Trust ("the Trust"), an open-end management investment company organized as a Massachusetts business trust. The investment objective of each Fund is to seek long-term growth of capital. The Funds are available only for allocation to certain life insurance company separate accounts established for the purpose of funding qualified and non-qualified variable annuity contracts, and may also be offered directly to certain types of pension plans and retirement arrangements.

2.  SIGNIFICANT ACCOUNTING POLICIES

SECURITY VALUATION

Investments are stated at current value. Securities traded on securities exchanges or in over-the-counter markets in which transaction prices are reported are valued at the last sales price at the time of valuation. Securities for which there are no reported sales on the valuation date are valued at the bid quotation. Money market instruments having a maturity of 60 days or less from the valuation date are valued on an amortized cost basis. Securities for which quotations are not readily available and any other assets are valued as determined in good faith by the Board of Trustees.

FOREIGN CURRENCY TRANSLATIONS

Values of investments denominated in foreign currencies are converted into U.S. dollars using the spot market rate of exchange at the time of valuation. Purchases and sales of investments and dividend and interest income are translated into U.S. dollars using the spot market rate of exchange prevailing on the respective dates of such transactions. The gain or loss resulting from changes in foreign exchange rates is included with net realized and unrealized gain or loss from investments, as appropriate.

SECURITY TRANSACTIONS AND INVESTMENT INCOME

Security transactions are accounted for on the trade date (date the order to buy or sell is executed) and dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information is available to the Fund. Interest income is recorded on the accrual basis and includes amortization of discounts on money market instruments and on long-term debt instruments when required for federal income tax purposes. Realized gains and losses from security transactions are reported on an identified cost basis.

USE OF ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimated.

FUND SHARE VALUATION

Fund shares are sold and redeemed on a continuing basis at net asset value. Net asset value per share is determined daily as of the close of trading on the New York Stock Exchange on each day the Exchange is open for trading by dividing the total value of the Fund's investments and other assets, less liabilities, by the number of Fund shares outstanding.

CUSTODIAN FEES

Custodian fees are reduced based on each Fund's cash balances maintained with the custodian. The amount is disclosed as a reduction of total expenses in the Statement of Operations.

FEDERAL INCOME TAXES, DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS

The Funds have complied with the special provisions of the Internal Revenue Code available to regulated investment companies and, in the manner provided therein, distribute all their taxable income, as well as any net realized gain on sales of investments and foreign currency transactions reportable for federal income tax purposes. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

         Dividends and distributions payable to each Fund's shareholders are recorded by the respective Fund on the ex- dividend date. The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These differences primarily relate to investment securities sold at a loss, certain foreign currency and foreign security transactions. As a result, net investment income (loss) on investment transactions for a reporting period may differ from distributions during such period. Accordingly, the Funds may periodically make reclassifications among certain of their capital accounts to reflect differences between financial reporting and federal income tax basis distributions. These reclassifications have no impact on the total net assets or the net asset values of the Funds.

         The Wanger International Small Cap and Wanger Foreign Forty Funds have elected to mark-to-market their investments in Passive Foreign Investment Companies ("PFIC's") for federal income tax purposes. Gains relating to PFIC's are treated as ordinary income for federal income tax purposes. A summary of transactions relating to PFIC's is as follows:

                                                        WANGER                   WANGER
                                                    INTERNATIONAL                FOREIGN
                                                      SMALL CAP                   FORTY
                                                    -------------              ----------
Cumulative unrealized appreciation
   on PFIC's recognized in prior years
   at December 31, 1999                                        --              $    5,826
Unrealized appreciation on PFIC's
   recognized for federal income tax
   purposes during 2000                                $1,766,924                   6,372
Unrealized appreciation recognized in
   prior years on PFIC's sold during 2000                      --                  (1,813)
                                                    -------------              ----------
Cumulative unrealized appreciation on
   PFIC's recognized at December 31, 2000              $1,766,924              $   10,835
                                                    =============              ==========

                                    Wanger Advisors Trust 2001 Semiannual Report
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

         Dividends and distributions payable to each Fund's shareholders are recorded by the Fund on the ex-dividend date.

3.  TRANSACTIONS WITH AFFILIATES

The Funds' investment advisor, Liberty Wanger Asset Management, L.P., ("LWAM") furnishes continuing investment supervision to the Funds and is responsible for overall management of each Fund's business affairs. Each Fund pays WAM a monthly advisory fee based upon average daily net assets at the following rates:

WANGER U.S. SMALL CAP
Average Daily Net Assets
       For the first $100 million       1.00%
       Next $150 million                 .95%
       In excess of $250 million         .90%

WANGER INTERNATIONAL SMALL CAP
Average Daily Net Assets
       For the first $100 million       1.30%
       Next $150 million                1.20%
       In excess of $250 million        1.10%

WANGER TWENTY

On average daily net assets              .95%

WANGER FOREIGN FORTY

On average daily net assets             1.00%

         The investment advisory agreement also provides that LWAM will reimburse the Funds to the extent that ordinary operating expenses (computed based on net custodian fees) exceed a percentage of average net assets. These amounts are as follows:

                                  Six Months ended
                                     June 30, 2001
Wanger U.S. Small Cap                        2.00%
Wanger International Small Cap               1.90%
Wanger Twenty                                1.35%
Wanger Foreign Forty                         1.45%

The Funds did not exceed the ordinary operating expense percentages.

         Certain officers and trustees of the Trust are also officers of WAM. The Trust makes no direct payments to its officers and trustees who are affiliated with LWAM. The Fund's trustees' fees and expenses for trustees not affiliated with LWAM are as follows:

                                  Six Months ended
                                     June 30, 2001
Wanger U.S. Small Cap                      $22,421
Wanger International Small Cap              18,251
Wanger Twenty                                  717
Wanger Foreign Forty                           542

         Liberty Funds Distributor, Inc. ("LFD") serves as the principal underwriter of the Trust and is a wholly owned indirect subsidiary of Liberty Financial Companies and receives no compensation for its services.

During the six months ended June 30, 2001, the Funds engaged in purchases and sales transactions with funds that have a common investment adviser (or affiliated investment advisers), common Directors/Trustees, and/or common Officers. These purchase and sale transactions complied with Rule 17a-7 under the Investment Company Act of 1940 and were as follows:

Funds                    Purchases        Sales
------------------------------------------------
in thousands
Wanger USA                    --            $242
Wanger Small Cap Fund         --              22
Wanger Twenty Fund            --              22


4.  BORROWING ARRANGEMENTS

The trust participates in a $250,000,000 credit facility which was entered into to facilitate portfolio liquidity. No amounts have been borrowed under this facility for the six months ended June 30, 2001.

5.  FUND SHARE TRANSACTIONS

Proceeds and payments on Fund shares as shown in the statement of changes in net assets are in respect of the following numbers of shares:

WANGER U.S. SMALL CAP                       Six months ended                  Year ended
                                               June 30, 2001           December 31, 2000
Shares sold                                        2,090,900                   4,316,917
Shares issued in reinvestment
       of dividend and capital gain
       distributions                                   9,763                   2,321,981
----------------------------------------------------------------------------------------
                                                   2,100,663                   6,638,898
Less shares redeemed                               1,366,054                   2,169,780
----------------------------------------------------------------------------------------
Net increase in shares outstanding                   734,609                   4,469,118
----------------------------------------------------------------------------------------

WANGER INTERNATIONAL
SMALL CAP                                        Six months ended               Year ended
                                                    June 30, 2001        December 31, 2000
Shares sold                                             9,791,119                7,990,696
Shares issued in reinvestment
       of capital gain
       distributions                                    4,496,664                  797,188
------------------------------------------------------------------------------------------
                                                       14,287,783                8,787,884
Less shares redeemed                                    9,044,295                6,394,060
------------------------------------------------------------------------------------------
Net increase in shares outstanding                      5,243,488                2,393,824

                                    Wanger Advisors Trust 2001 Semiannual Report
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

WANGER TWENTY                                Six months ended              Year ended
                                                June 30, 2001       December 31, 2000
Shares sold                                           383,950                 559,378
Shares issued in reinvestment
       of capital gain
       distributions                                       --                  23,417
-------------------------------------------------------------------------------------
                                                      383,950                 582,795
Less shares redeemed                                   87,794                 210,620
-------------------------------------------------------------------------------------
Net increase in shares outstanding                    296,156                 372,175

WANGER FOREIGN FORTY                             Six months ended          Year ended
                                                    June 30, 2001    December 31, 2000
Shares sold                                             1,711,376              797,617
Shares issued in reinvestment
       of dividend and capital gain
       distributions                                      103,485               19,780
--------------------------------------------------------------------------------------
                                                        1,814,861              817,397
Less shares redeemed                                    1,410,166              237,976
--------------------------------------------------------------------------------------
Net increase in shares outstanding                        404,695              579,421

6.  INVESTMENT TRANSACTIONS

The aggregate cost of purchases and proceeds from sales other than short-term obligations for the six months ended June 30, 2001 were:

                                      Wanger U.S.              Wanger             Wanger              Wanger
                                       Small Cap        International             Twenty       Foreign Forty
                                                            Small Cap
PURCHASES                            $58,093,994          $73,782,100         $7,931,285          $9,296,463
SALES                                 44,191,911           73,055,459          4,846,597           5,825,869

7.  CAPITAL LOSS CARRYFORWARDS

At December 31, 2000, capital loss carryforwards available (to the extent provided in regulations) to offset future realized gains were as follows:

                         Year of         Capital Loss
                         Expiration      Carryforward

Wanger U.S. Small Cap    2008            $7,246,000
Wanger Twenty            2008            $  625,000

                                    Wanger Advisors Trust 2001 Semiannual Report
--------------------------------------------------------------------------------








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                                      221

WANGER ADVISORS TRUST

TRUSTEES                  TRANSFER AGENT,
Fred D. Hasselbring       DIVIDEND DISBURSING AGENT
P. Michael Phelps         AND CUSTODIAN
Ralph Wanger              Liberty Funds Services, Inc.
Patricia H. Werhane       P.O. Box 1722
                          Boston, Massachusetts
OFFICERS                  02105-1722
Ralph Wanger
President                 DISTRIBUTOR
                          Liberty Funds Distributor, Inc.
Charles P. McQuaid        One Financial Center
Senior Vice President     Boston, Massachusetts
                          02111-2621

Marcel P. Houtzager
Vice President            INVESTMENT ADVISOR
                          Liberty Wanger Asset
Robert A. Mohn            Management, L.P.
Vice President            227 West Monroe Street
                                   Suite 3000
Leah J. Zell              Chicago, Illinois 60606
Vice President            1-800-4-WANGER
                          (1-800-492-6437)
John H. Park
Vice President            LEGAL COUNSEL
                          Bell, Boyd & Lloyd LLC
                          Chicago, Illinois
Bruce H. Lauer
Vice President,
Treasurer and
Secretary

Kenneth A. Kalina
Assistant Treasurer

J. Kevin Connaughton
Assistant Treasurer

Diane M. Dustin
Assistant Secretary

Maureen E. Dustin
Assistant Secretary

Kevin S. Jacobs
Assistant Secretary

Vincent P. Pietropaolo
Assistant Secretary



This report, including the schedules of investments and financial statements, is submitted for the general information of the shareholders of the Wanger Advisors Trust. This report is not authorized for distribution unless preceded or accompanied by a prospectus.



                                      222


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

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2001 Semiannual Report * Class B Shares
Liberty Variable Investment Trust * SteinRoe Variable Investment Trust * Wanger Advisors Trust


                                                ANN-03/820F-0401 (08/01) 01/1592